UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

515 South Flower Street, Los Angeles, CA 90071

(Address of principal executive offices)

Peter Davidson, Esq.

Vice President and Assistant Secretary

515 South Flower Street

Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

Kathryn Koch President and Chief Executive Officer

Dear Valued Investors,

I am pleased to present the 2023 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2023. I would like to express our appreciation for your continued investment in the TCW Funds as well as to welcome new shareholders to our fund family. As of October 31, 2023, the TCW Funds held total net assets of approximately $8.6 billion.

This report contains information and portfolio management discussions of our Equity Funds and the TCW Conservative Allocation Fund.

The U.S. Stock Market

U.S. stocks advanced 10.1% (S&P 500 Total Return Index) during the one-year period ending October 31, 2023, as stock market investors cheered the deceleration of core inflation (CPI less food and energy) from its peak 6.6% annual rate in September of last year to the recent 4.1% pace in September of this year. Market participants were hopeful that a steady decline in inflation might lead the Fed to conclude that it was making adequate progress towards its 2% target and thus end its series of rate hikes. For a brief period last March, fears of an economic slowdown were prompted when a run on deposits forced regulators to close Silicon Valley Bank and Signature Bank, with the fallout from the banking sector turmoil amounting to a de facto tightening of financial conditions. However, the decisive response by regulatory authorities assuaged worries of a broader crisis and helped fuel a rebound in stock prices on hopes that the resulting reduction in credit availability would allow the Fed to relent from its rate hike campaign. For the equity market, the prospect of the real economy potentially achieving a “soft landing” rather than a painful recession stoked hopes that corporate earnings would remain resilient in the process. To be sure, macroeconomic data continued to reflect strength in the labor market, where job creation continued to be solid and unemployment claims remained muted. Importantly, corporate earnings reports for the first several quarters of the calendar year came in better than expected, as companies were generally able to raise prices to cover rising input costs. As the year progressed, though, hopes for a “soft landing” gave way to worries that the Fed might have to hold interest rates “higher for longer” due to “sticky” core services inflation resulting from the tight labor market. At the same time, investors started to focus on heavy U.S. Treasury refunding needs due to the spiraling budget deficit, which reached an annual run-rate of nearly $2 trillion or close to 8% of U.S. GDP. These factors contributed to a surge in the 10-year U.S. Treasury Note yield from 3.84% to 4.93% during the final four months of the period under review, which in part explains the pullback in the equity market from its end-July peak.

Looking Ahead

Looking forward, the outlook for the stock market has been clouded by several key developments. Receding inflation, coupled with a gradual rise in the unemployment rate from a cycle low of 3.4% in January to 3.9% in October, may indeed signal the end of the Fed’s interest rate hike campaign but also portends a potential economic recession in the coming months. At the same time, the global macroeconomic backdrop has dimmed, with the Eurozone facing a near-recessionary growth outlook while China’s own growth prospects continue to disappoint. The attack on Israel by Hamas not only plunged that region into war, but also raised the risk of a broader regional conflict, with no end in sight to Russia’s war in Ukraine. Also, we are mindful that we are heading into a presidential election year, which may provide another catalyst for market volatility. So, while stocks are presently trading at around 18 times forward earnings, which is elevated relative to its five-decade average of just under 16, we are doubtful that the Bloomberg consensus estimate of 12% earnings growth for 2024 can be achieved. Given these headwinds, we believe that our active management approach to equity investing is particularly relevant in the present environment. Our equity portfolio managers and

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Letter to Shareholders (Continued)

analysts remain focused on identifying quality companies which possess resilient business models, strong balance sheets, and skilled management that will ultimately separate the winners from the losers during this period of heightened uncertainty.

We truly value our relationship with you and thank you for making the TCW Funds part of your long-term investment plan. If you have any questions or require further information, we invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

We look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

Kathryn Koch

President and Chief Executive Officer

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TCW Artificial Intelligence Equity Fund

Management Discussions

For the year ended October 31, 2023, the TCW Artificial Intelligence Equity Fund (the “Fund”) returned 24.40% and 24.22% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 3000 Growth Index, returned 17.32% over the same period.

Strongest and Weakest Performers

The last year has been a dynamic and volatile period in the market on many fronts. Geopolitical risks included one ongoing war and, late in the year, a second war that threatens to escalate into a regional conflict; heightened macro concerns early in the year around global recession gave way later in the year to a general feeling that a soft landing was possible; inflation peaked prior to the start of the fiscal year and has fallen steadily for most of the year but remains stubbornly above target; interest rates, as measured by the key 10-year U.S. treasury note, were stable for the first half of the year but started rising again in earnest in July, at one point reaching their highest level since 2007; employment, meanwhile, has been remarkably resilient in the face of so much economic data pulling in opposing directions.

Despite all of this market noise, the rapid pace of innovation continues with no better example than the commercial release of generative artificial technology early in the year. This exciting launch ushers in a new era of possibility with respect to productivity, efficiency, and cost structure for enterprises across all sectors of the economy. We continue to view this secular trend as a multi-decade growth opportunity and the beauty from an investing standpoint is that we are just getting started. We believe there are still exciting investable opportunities to be found and, in fact, that many more will come into existence as the technology and the companies developing it mature.

Our two biggest stock contributors during the year were NVIDIA and Meta Platforms.

NVIDIA was the top performer in the period as there was no shortage of good news. After a difficult run in 2022, the shares surged following the release of OpenAI’s ChatGPT late last year. The company emerged as the clear leader in AI-enabling semiconductors thanks to its state-of-the art chips. The release led to a sort of “AI Frenzy” across the market as investors digested the potential uses for AI in the workplace and beyond. The company offered strong guidance in subsequent quarters that was better than consensus estimates and proceeded to beat those forecasts. In the second quarter, revenues topped $13.5 billion, a 101% year-over-year increase. CEO Jensen Huang noted that there was potential for a “trillion-dollar upgrade” to datacenters in order to retool the underlying infrastructure to handle the accelerated computing needed for emerging AI technology like ChatGPT and other generative AI technologies.

Meta Platforms shares bounced back in the period following a difficult run where the company came under scrutiny for its spending and competition from rival social media platform, TikTok. As economic conditions tightened in 2022, Meta was ramping up research and development costs for its Metaverse projects, all while showing signs of slowing growth among its users. In the past year, CEO Mark Zuckerberg has led an aggressive cost-cutting campaign within the company, including multiple rounds of layoffs. The company also reported some growth in its user metrics across its family of apps, an important trend reversal coming out of the pandemic. The shares also benefitted as digital advertising held up throughout the period, even though many analysts trimmed expectations as macro conditions became more volatile.

Our two weakest stock contributors during the year were Enphase Energy and BILL Holdings.

Enphase Energy shares struggled in the period after a strong run in 2022. The shares fell early in the year after the company offered weaker-than-expected revenue guidance, which led to price target cuts from a

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Management Discussions (Continued)

number of analysts. Management cited weakening macro measures and higher interest rates leading to softness in demand, particularly within the U.S. We note that we closed our position in the stock in June.

BILL Holdings shares were down after the company offered a weak outlook early in the year, citing slowing demand among small businesses as the broader economy remained volatile. Small businesses, which make up most of BILL’s customer base, are among the first to feel the pinch of a slowing economy, and as concerns about recession rose, the stock sold off sharply. BILL’s shares suffered later in the year as investors reacted to the news that the company had approximately $300 million (of its $2.6 billion corporate cash, cash equivalents, and short-term investments) held at Silicon Valley Bank, which failed in March. Even though the shares sold off quickly, analysts were quick to note that the selloff was likely “overdone” as the cash at risk was equal to approximately $3 per share, and eventually all deposits at the bank were made whole. The shares recouped some of their losses as the story developed. We note that we closed the position subsequent to the fiscal year end.

AI Outlook and Recent Developments

We believe AI will be the foundational technology of the information age. The leap from computing built on the foundation of humans telling computers how to act, to computing built on the foundation of computers learning how to act has significant implications for every industry.

In our view, there are many structural drivers that are accelerating the need for AI. These include:

•	Trend in demographics towards an aging global population

•	Need for greater energy efficiency

•	Drive for greater urbanization as demand for convenience increases

•	Efforts to increase human capital productivity

•	And particularly in a down economy, the ability to take cost out of operations

The broad applicability of AI also leads us to believe that it is a paradigm-shifting technology for the global economy and a driver of improving productivity. AI very well could end the period of stagnant productivity growth in the U.S. We believe that AI-driven improvements to productivity could, similar to the 1990’s, lead corporations to invest in more capital-intensive projects that would no longer be as labor-intensive, accelerating growth, improving profitability, and expanding equity valuations. Moreover, we believe AI and generative AI can have a positive impact on workplace equality. The jobs most at risk of displacement by AI tend to be higher-earning white-collar jobs. But the biggest impact may be that less-skilled workers will suddenly have the tools necessary to perform tasks they were not previously able to and thereby increase their upward mobility.

From an AI perspective, there were a number of recent developments that support our bullish view on the technology, which we highlight with excerpts from the articles cited in the following section.

Foxconn and NVIDIA to Collaborate on Autonomous Vehicle Platforms. In January, NVIDIA announced that it would be partnering with the world’s largest electronics manufacturer, Foxconn, in order to develop automated and autonomous vehicle platforms. The platform will use NVIDIA’s Orin semiconductor that is capable of 254 trillion operations per second and is the current standard for self-driving vehicle computers. Both companies are hoping that the partnership allows them to grab part of the market share for intelligent vehicles that is expected to boom in the coming years as the technology continues to develop. Zacks Equity

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Research. Nasdaq.com. NVIDIA (NVDA), Foxconn Team up for Autonomous Vehicle Platform. January 4, 2023 (https://www.nasdaq.com/articles/nvidia-nvda-foxconn-team-up-for-autonomous-vehicle-platform)

Microsoft Invests Billions into ChatGPT-Maker, OpenAI. After ChatGPT’s quick rise to fame, Microsoft announced that it was investing in the creator of the chatbot, OpenAI. While the specific dollar amount is not known, it is believed to be somewhere around $10 billion over the life of the deal. The recent investment actually marks the company’s third investment into OpenAI; in 2019, Microsoft injected $1 billion into the company in order to become the exclusive provider of cloud computing to OpenAI. Last month we wrote about ChatGPT’s capabilities; the chatbot only needs a few inputs, for example, a topic and essay length, and it will write an essay tailored to the specifications the user provides. Both companies hope the newest partnership will help AI technology advance and provide opportunities for commercialization of the technology. Ashley Capoot. CNBC. Microsoft announces new multibillion-dollar investment in ChatGPT-maker OpenAI. January 23, 2022 (https://www.cnbc.com/2023/01/23/microsoft-announces-multibillion-dollar-investment-in-chatgpt-maker-openai.html)

Google Introduces AI Chatbot ‘Bard’ to Challenge ChatGPT. As excitement surrounding artificial intelligence chatbots has continued to rage, Google unveiled its own AI chatbot, called ‘Bard,’ that it hopes will rival OpenAI’s ChatGPT. Recall, ChatGPT was released in recent months and social media, corporations, and news groups were abuzz as the technology seemed to stun anybody who used it. Seeing the success, Google quickly unveiled Bard with hopes to capture some of the excitement. Google and Microsoft have said they expect these AI systems to vastly improve their respective search engines, and there are likely many other uses of the technology. Q.ai contributing to Forbes. Google Announces Bard, Its Rival To Microsoft-Backed ChatGPT. February 8, 2023 (https://www.forbes.com/sites/qai/2023/02/08/google-announces-bard-its-rival-to-microsoft-backed-chatgpt/?sh=613917a33791)

GM’s Cruise Looks to Expand Driverless Vehicle Testing to all of California. General Motors’ Cruise is seeking permits from the California DMV to test its driverless cars across all of California, including San Francisco and Los Angeles. Cruise currently conducts autonomous vehicle testing in San Francisco and Phoenix, Arizona. The company aims to expand its testing beyond these locations. Cruise plans to test a fleet of self-driving cars without human safety drivers, according to the permit applications filed with the DMV. Overall, Cruise is looking to further advance its autonomous vehicle technology and operations in California. Mike Murphy. MarketWatch. GM’s Cruise seeks to test its driverless cars across all of California. March 20, 2023 (https://www.marketwatch.com/story/gms-cruise-seeks-to-test-its-driverless-cars-across-all-of-california-80df5724)

Bill Gates Weighs in on Self-Driving Vehicles. Bill Gates believes that self-driving cars could be as revolutionary as personal computers, as he sees autonomous vehicles bringing immense benefits in reducing accidents and emissions. Gates, who has previously invested in autonomous driving technology, also expressed his optimism about electric cars, noting the improvements in battery technology and range. However, he cautioned that there are still challenges to overcome, including the cost of electric vehicles, charging infrastructure, and the need for new regulations. Gates added that he believes artificial intelligence will play a key role in solving some of these challenges, such as optimizing transportation networks and reducing energy consumption. Tim Levin. Business Insider. Bill Gates says self-driving cars will be as revolutionary as the PC after riding in one. March 31, 2023 (https://www.businessinsider.com/bill-gates-ai-self-driving-cars-as-revolutionary-as-pc-2023-3)

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Management Discussions (Continued)

Elon Musk Says Tesla Will Invest More than $1 Billion on its Dojo Supercomputer in the Next Year. Elon Musk made headlines in July when he announced that Tesla would spend more than $1 billion on its Dojo supercomputer by the end of 2024. Dojo is ultimately being designed to handle the massive amount of data processing required for autonomous driving that the company has been working towards for years. Tesla has reported that it has collected data from over 300 million miles of driving that its cars have done, which the company believes will be key in training its autonomous vehicles. Dana Hull & Sean O’Kane. yahoo!finance & Bloomberg. Musk Says Tesla to Spend Over $1 Billion on Dojo Supercomputer. July 19, 2023 (https://finance.yahoo.com/news/musk-says-tesla-spend-over-233834154.html)

Apple Joins the Generative AI Race. In July, news broke that Apple was reportedly working on its own form of ChatGPT to take on OpenAI, Microsoft, Google, and Meta. The chatbot is currently being referred to as “Apple GPT” or AJAX and does not come as a huge surprise to many people within the tech world. Apple recently increased hiring for its generative AI division and collects a massive amount of data thanks to the big user base of its various products. The company did not comment on the news. Mark Gurman. Bloomberg. Apple Tests ‘Apple GPT,’ Develops Generative AI Tools to Catch OpenAI. July 19, 2023 (https://www.bloomberg.com/news/articles/2023-07-19/apple-preps-ajax-generative-ai-apple-gpt-to-rival-openai-and-google#xj4y7vzkg)

Microsoft to Begin Offering AI Assistant Software in November. In September, Microsoft announced that it would begin offering Microsoft 365 Copilot, an “AI assistant” to select customers starting in November. Copilot will supplement core apps like Word and Excel. Copilot is a result of the collaboration with OpenAI, which of course is the creator of ChatGPT, which really started the generative AI wave late in 2022. Microsoft has offered a beta version of the assistant to clients since March and as of May had customers from about 600 large organizations that it calls customers. Jordan Novet. CNBC. Microsoft to sell AI assistant software to biggest clients starting Nov. 1. September 21, 2023 (https://www.cnbc.com/2023/09/21/microsoft-365-copilot-software-becomes-available-to-enterprises-nov-1.html)

Mercedes Releases First Publicly Available Level 3 Autonomous Driving Vehicle. Mercedes announced that its S-Class and EQS Sedans will now have “Drive Pilot” systems, which are “level 3” on the autonomous driving scale. Currently Tesla and GM have level 2 autonomous driving systems available but with level 3, the car is fully in control of itself for certain periods of time. Mercedes Drive Pilot will be in control if the following conditions are met: Lane lines and/or Botts’ dots are present and clearly visible, lane width is sufficient, the road is dry and all sensors are free of obstruction, the car is on an approved freeway, and vehicle speed is 40 mph or lower. Karl Brauer. Forbes. Mercedes-Benz Drive Pilot: The Self-Driving Car Has (Sort Of) Arrived. September 27, 2023 (https://www.forbes.com/sites/kbrauer/2023/09/27/mercedes-benz-drive-pilot-the-self-driving-car-has-sort-of-arrived/?sh=23c15dccea67)

Jamie Dimon Says AI will Shorten the Standard Work Week. JPMorgan CEO Jamie Dimon said that thousands of employees at his bank have already begun using AI in a number of different way and predicted that the technology could eventually lead to a shortened work week thanks to the increased productivity it can add. Dimon had a number of other controversial opinions like the next generation of children will live to 100 and never have cancer thanks to technological advancements. While these were more ominous claims towards technology in general, Dimon expressed his bullishness towards tech and AI. CNBC. Jennifer Liu. JPMorgan CEO Jamie Dimon says AI could bring a 3 1⁄2-day workweek. October 3, 2023 (https://www.cnbc.com/2023/10/03/jpmorgan-ceo-jamie-dimon-says-ai-could-bring-a-3-day-workweek.html)

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Concluding Remarks

We have stated many times that stocks rarely go up in a straight line (at least not for long) and point out that during the smartphone super-cycle in tech, a basket of stocks in the midst of a triple-digit percentage gain experienced at least one 30% drawdown from a local peak. Even in secular moves, we can, and usually do, see broad pullbacks that make investors question whether the game is over. We seem to be in just such a period of stock market consolidation right now, with the SOX index down 18%, the NASDAQ Composite down 11%, the S&P 500 down 9% and the Russell 3000 Growth Index down 9% since the end of July. The SOX, a semiconductor index, is in bear market territory and the other indexes — all of which have high technology exposure — are at or near correction levels.

Fundamental analysis has taken a back seat to macroeconomic forces for many stocks. Results among S&P 500 technology companies that have reported 3Q23 earnings as of this writing have topped expectations far more often than missing (60% beat on revenue, 88% beat on EPS (Earnings per Share)), while 4Q23 earnings estimates went up for nearly half of the companies that have reported (but therefore down for slightly over half). The fundamentals suggest demand is holding up well, but management teams across the board are citing macro uncertainty, falling consumer confidence, and higher rates as reasons to be more cautious in their outlooks. Meanwhile, stocks that beat expectations are generally flat at best following earnings announcements, and those that missed have been routinely punished severely. Volatility feels extreme with even some of the largest market-cap companies suffering double-digit price moves following earnings. The market seems to be geared up for a downturn in the short run with the only question being whether the moves in individual stocks and indexes have adequately discounted the risks for the companies yet to report. Indeed, earnings results for companies that have reported more recently have been met with a much less harsh reaction. The glass is either half full or half empty, depending on which data you choose to focus on.

When we see situations where we think the market may be getting ahead of itself, we try to adjust accordingly without losing sight of the long-term objectives. We typically try to put excess cash to work when the market is feeling bearish, and take some profits when the market is acting overly bullish. Otherwise, we remain focused on the long-term objective of the fund, which is to generate significant capital appreciation by investing in companies at the leading edge of the AI revolution. Major technology cycles tend to run for 10 years or more, and we think AI is just such a super-cycle.

From the time the industry started shipping 10 million cell phones per year, it took around 25 years for unit sales to plateau. It took 30 years for PC sales to peak. The Internet of Things and public cloud are both about 15 years old and neither is showing any signs of peaking. The era of publicly available generative AI will celebrate its first birthday in about a month. As cost comes down and performance goes up, we expect AI to follow previous technology curves and enter a period of exponential growth — a period that could last into the next generation.

Of course, investors have to mark their portfolios to market, and saying “don’t worry, we’ll get through this” doesn’t feel like active management, even if it’s true. Our research effort seeks the most attractive opportunities in the AI ecosystem, and we believe there are many very attractive investment opportunities for the fund available to us today. Moreover, we expect the number of investment candidates to increase significantly when the market’s IPO window next opens, and as more companies outside of traditional technology and infrastructure providers find ways to use AI to create competitive advantages. We think we

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are still in the very early stages of this AI cycle; the game is definitely not over. There have been no changes to the objectives of the fund.

We thank you for the opportunity to provide our views on the TCW Global Artificial Intelligence Fund and for the trust that you have placed in us as managers.

	Annualized Total Return as of October 31, 2023(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Artificial Intelligence Equity Fund
Class I (Inception: 09/01/2017)	24.40%	1.83%	11.58%	—	11.28%
Class N (Inception: 09/01/2017)	24.22%	1.72%	11.48%	—	11.19%
Russell 3000 Growth Index	17.32%	8.07%	13.49%		13.51%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

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TCW Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2023, the TCW Conservative Allocation Fund (the “Fund”) posted a gain of 3.97% for the I Class and 3.78% for the N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of 40% S&P 500 Index and 60% Bloomberg U.S. Aggregate Bond Index returned 4.30% over the same time period.

The Fund posted positive returns over the past year with the biggest contributors coming from the TCW Select Equities Fund and the TCW Artificial Intelligence Equities Fund. The best relative returns within the fixed income asset class came from the MetWest High Yield and MetWest Unconstrained Funds.

As of the end of October, the allocation for the Fund was 31% equities, 8% alternatives and 60% fixed income. The fund had an underweight to equities along with overweight allocations to fixed income and alternatives relative to its blended Index. The baseline allocation is 40% Equities and 60% Fixed Income. Over the past 12 months, the Fund had decreased the allocation to equities, specifically large cap stocks. In Fixed Income, the allocation to longer duration, higher-quality U.S fixed income funds were increased along with increasing the allocation to commodities.

U.S. stocks declined 2.1% during the month of October, trimming their year-to-date gain to 10.7% (S&P 500 Total Return Index). A number of strong macroeconomic readings pointed to a solid outlook for the economy, which in turn stoked fears that the Fed would need to leave interest rates “higher for longer.” For instance, third quarter GDP advanced 4.9% (year-over-year), well in advance of the 4.5% consensus expectation, and retail sales in September were up 0.6% sequentially, versus expectations for just 0.1% growth. Nonfarm payrolls, unemployment claims, and new home sales all came in better than expected, pushing the 10-year U.S. Treasury note yield above 5% for the first time in 16 years due, in part, to concern that it would be difficult for the Fed to achieve its 2% inflation target. Investors also fretted that rising yields in Japan, coupled with heavy U.S. Treasury refunding needs, might lead to continued upward pressure on U.S. interest rates. The surge in interest rates hurt equity market sentiment and prospects for the housing market, where the average 30-year fixed-rate mortgage hit 7.90% — its highest level since September 2000. The equity market’s “risk-off” mode was also reinforced by the fallout from Hamas’ attack on Israel, which prompted worries that a broader Mideast conflict might lead to a period of elevated energy prices.

Looking forward, early November macro data have revealed the first significant deterioration in the labor market, given weaker job creation and a higher unemployment rate, thereby permitting interest rates to decline from their October peak. If anything, we think it’s quite possible that the equity market narrative turns back to concerns about softening in the economy and the risk of recession. Target’s CEO recently expressed caution about consumers cutting back, and the increase in credit card debt and auto loan delinquencies appear to echo that concern. At the same time, the global outlook has dimmed considerably, with Eurozone economic growth barely above zero, and China’s PMI (Purchasing Manager’s Index) back in contractionary territory. To be sure, however, the bright spot in the outlook has been U.S. corporate earnings, with third-quarter earnings reports suggesting that most companies have been able to navigate the equation of higher input prices, higher interest rates and weaker global demand reasonably well. Bloomberg consensus figures are for flat EPS growth this year followed by 10% growth next year. While the economy has indeed been resilient, we do expect that the cumulative impact of tightening credit conditions and weakening consumer purchasing power is likely to translate into a recessionary economic backdrop at some point in the next few quarters. As such, we believe that earnings growth expectations for next year may be too optimistic. Stocks are trading on a forward price/earnings multiple of around 18 times, which is elevated relative to the median of the past few decades, so we remain cautious about the outlook and

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continue to focus on those all-weather businesses which exhibit proven management skill, low levels of indebtedness, strong free cash flow generation, and secular advantages which may help cushion the impact of a slowing economy.

The increased expectations for a soft landing notwithstanding, it has to be recognized that 525 bps of hikes to-date is not subtle and the sharply higher rates now coursing through the curve will increase the likelihood and hasten the timing of a hard landing. Higher costs of capital have yet to affect a broad swath of the economy; namely, the corporate credit market where only a small share of debt has been reset so far, while other COVID-related distortions have extended the typical lagged effect of monetary policy. Furthermore, the pandemic-related savings that fueled consumers have dwindled, implying a measure of belt-tightening ahead. Once it becomes clear that growth is slowing, unemployment is rising, and inflation is firmly on track to a 2% level, the Fed will likely be forced to ease. History would indicate that the Fed typically eases faster than they hike, so the gradual pace of rate cuts priced into markets isn’t likely. Instead, experience with the Fed suggests rates will be held high too long, with an aggressive ease once the slowdown is apparent. Though timing is notoriously difficult to predict, and the economy has been performing thus far, indications are that the hard landing becomes clear in the first half of 2024. Until then, portfolio construction will continue to be based on a foundation of bottom-up issue selection, a strong valuation framework and a disciplined allocation of capital until higher-yielding opportunities (at much more attractive prices) emerge.

With the continued rise in rates during the third quarter, the Fund added incrementally to the duration positioning. Though rates are not expected to move substantially higher from here, the approach will be patient, recognizing that it might be mid-next year before the Fed starts to ease and rates move lower. Once rates do start to fall, the long-duration position will be maintained for a time in an effort to maximize the benefit and recoup the losses generated thus far, before gradually trimming the position once rates have fallen to levels near or below what we would consider to be long-term fair value.

Sector positioning remains consistent; while corporate holdings bear a slight market value overweight, the exposure is a spread contribution (credit risk) underweight. Financials remain the most constructive theme, namely the U.S. money center bank issues, for which Dodd-Frank’s rigors kept clear of the trouble that visited the regional banks earlier this year. The securitized area is another area of focus, reflected in a market value and spread overweight to agency MBS (mortgage-backed securities). The cheapening of last year and persistent volatility have the market at wider spreads that the team finds attractive, especially given a government guarantee and pull-to-par convexity of discount pricing. Non-agency MBS remains among the best values in fixed income with good yields and solid fundamentals. Years of amortization and housing price appreciation have built up substantial equity in such properties, underscoring the fundamentals, and an overall lag in housing supply in the decade-plus since the GFC (Global Financial Crisis) have been supportive as well. Finally, CMBS (commercialized mortgage-backed securities) continues to be an area of concern, with significant declines in some office property valuations, given substantially higher rates and elevated vacancies given the work from home dynamic.

Expectations are for ongoing appraisals lower, more defaults, more delinquencies, and wider spreads for lower-quality deals with questionable collateral; however, there are also many parts of the CMBS market that don’t have these same challenging dynamics (logistics/warehouses, hospitality, multifamily, retail, and even high quality office space), and portfolio holdings reflect these more targeted positions, where we can get comfortable with the risk profile and the specific properties.

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Management Discussions (Continued)

	Annualized Total Return as of October 31, 2023(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Conservative Allocation Fund
Class I (Inception: 11/16/2006)	3.97%	0.09%	3.69%	3.69%	4.46%
Class N (Inception: 11/16/2006)	3.78%	(0.16%)	3.40%	3.29%	4.19%
40% S&P 500 Index/60% Bloomberg U.S. Aggregate Bond Index	4.30%	0.78%	4.61%	5.14%	5.37%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

12

TCW Global Real Estate Fund

Management Discussions

For the year ended October 31, 2023, the TCW Global Real Estate Fund (the “Fund”) generated losses of 5.34% and 5.54% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the S&P Global REIT Index, had a return of 5.43% over the same period.

On an attribution basis, the Fund’s underperformance relative to its benchmark during the period was predominantly driven by security selection. The Fund’s largest sector overweight was in Diversified Real Estate Activities (average weight of 5.43% and up 6.87% for the Fund vs. an average weight of 0% for the Index), which benefitted performance. From a relative standpoint, the Fund’s largest sector underweight was in Retail REITs (average weight of 8.97% and up 4.74% for the Fund vs. average weight of 18.30% and down 5.27% for the Index), which benefitted performance. From a stock selection perspective, positive contributors included Taylor Morrison Home (TMHC) and Equinix (EQIX). Conversely, notable detractors from performance included Independence Realty Trust (IRT) and Public Storage (PSA).

U.S. stocks gained 10.12% in the twelve months ending October 31, 2023 as the market climbed a wall of worry. A number of strong macroeconomic readings pointed to a solid outlook for the economy, which in turn stoked fears that the Fed would need to leave interest rates “higher for longer.” For instance, third quarter GDP advanced 4.9% (year-over-year), well in advance of the 4.5% consensus expectation, and retail sales in September were up 0.6% sequentially, versus expectations for just 0.1% growth. Nonfarm payrolls, unemployment claims, and new home sales all came in better than expected, pushing the 10-year U.S. Treasury note yield above 5% for the first time in 16 years due, in part, to concern that it would be difficult for the Fed to achieve its 2% inflation target. Investors also fretted that rising yields in Japan, coupled with heavy U.S. Treasury refunding needs, might lead to continued upward pressure on U.S. interest rates. The surge in interest rates hurt equity market sentiment and prospects for the housing market, where the average 30-year fixed-rate mortgage hit 7.90% — its highest level since September 2000. The equity market’s “risk-off” mode was also reinforced by the fallout from Hamas’ attack on Israel, which prompted worries that a broader Mideast conflict might lead to a period of elevated energy prices.

Global REIT indices underperformed the broader markets (as measured by the MSCI World Index), declining 5.43% through October 31, 2020 compared to gains of 11.07% for the MSCI World Index. Drivers of the underperformance likely include a more acute impact from rising rates on real estate valuations. Moving forward, there is still much uncertainty with respect to the longer-lasting impacts of the pandemic and the inflationary conditions that have ensued as a result of massive monetary accommodation. For example, the office subsector is an industry that has historically been saddled with relatively high maintenance capital expenditure requirements in addition to high tenant improvement expenditures and leasing costs. Couple these overhangs with a significant change in consumer preference to work from home, and what will undoubtedly be a long period of future technological improvement in telecommuting and virtual meetings, and it becomes very risky to deploy capital in this space. We believe that there are other potentially disrupted areas of the real estate market. While there are counterbalancing forces which may sustain demand in certain sectors/geographies, real estate seems to be more prone to disruption today than it ever has been in our recent memory.

That said, our strategy for navigating the current environment remains largely unchanged. We source most of our holdings from two separate pools. The first is in the quality franchises which exhibit high barriers to entry and sustainably generate strong cash flows. These companies generally also have an ability to invest capital at high rates of return and typically will compound capital at a pace that exceeds that of their peers.

13

TCW Global Real Estate Fund

Management Discussions (Continued)

The second set is in underappreciated, undervalued companies that could benefit from a change in sentiment. The issues facing these businesses are typically transitory and the discount is largely unfounded when viewed on a longer time horizon. In the current environment, it seems that the higher-quality, higher-growth businesses have been impacted as much as the lower-quality “value” names and accordingly we have added to some excellent companies that are as cheap as they have been in years. This should continue to be a great opportunity for active stock selection.

14

TCW Global Real Estate Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2023(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Global Real Estate Fund
Class I (Inception: 12/01/2014)	(5.34%)	(0.27%)	4.32%	—	2.77%
Class N (Inception: 12/01/2014)	(5.54%)	(0.42%)	4.16%	—	2.67%
S&P Global REIT Index	(5.43%)	2.67%	0.76%		2.00%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

15

TCW New America Premier Equities Fund

Management Discussions

For the fiscal year that ended October 31, 2023, the TCW New America Premier Equities Fund (the “Fund”) returned 16.78% and 16.47% on the I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Index, returned 9.48% over the same period.

The Fund’s performance benefited from investments in Constellation Software, Broadcom, Oracle, Microsoft, and Linde. The Fund’s performance was negatively impacted by investments in Mettler-Toledo, HEICO, Danaher, Morningstar, and Waste Connections.

As we have indicated in the past, we eschew a reliance on macroeconomic forecasts and projections of the future direction of markets — our view is that these factors are unknowable. We therefore focus on what we think is knowable. We believe that a careful assessment of investment opportunities at the security level will provide us, in some cases, with a high probability view of the future free cash flows of a business. Risk-adjusted cash flow stream is a key determinant of the future returns of an investment and therefore a key determinant of the portfolio’s future returns. We believe that we have made good decisions in this respect and that the portfolio of companies is built to weather most market environments.

Investment Philosophy

The Fund seeks to outperform the broad U.S. indices in both rising and falling markets with less risk and volatility. We seek to accomplish this objective by investing in a concentrated portfolio of businesses that carefully manage their environmental and social resources and that employ best-in-class corporate governance practices. We invest in businesses that have high barriers to entry, are stable, generate substantial free cash flow and are managed by prudent leaders.

Focus on Dominant, Predictable Businesses with High Barriers to Entry: In the long run, the investment performance of a portfolio is inextricably linked to the underlying performance of the earnings and cash flows of the businesses comprising the portfolio. We believe one of the greatest risks in investing is valuing a business based on an erroneous view of the future free cash flows of the business. Such a circumstance results in an investor typically overpaying for a business and therefore generating a poor return on the investment.

In fast-growing businesses or in industries that are undergoing rapid changes it is extraordinarily difficult and often dangerous to make an investment in a business when the long-term cash generation potential of the enterprise has a wide spectrum of outcomes. We seek to avoid companies and industries that are undergoing rapid changes. What we do seek, however, are stable businesses that have dominant market positions, and whose long-term cash flows we believe can be predicted reasonably well. The qualitative characteristics that we seek, including attractive industry structures, pricing power and dominant market positions, make us confident in our forecast of the future cash flows of the businesses and therefore provide greater confidence that our valuation of the business is reasonably accurate. The famed value investor Benjamin Graham once said, “In the short run, the market is a voting machine but in the long run, it is a weighing machine.” Our view is that the market weighs cash flows and in order to consistently purchase a security for less than what it is worth, one should have high confidence in the future free cash flows of a business.

Risk control: Our primary objective, as stewards of your capital, is to control risk while seeking attractive returns. We hone our efforts on those businesses that we believe operate in stable industries with attractive industry structures, businesses that produce products that are critical to their customers, and businesses

16

TCW New America Premier Equities Fund

Management Discussions (Continued)

that we believe are led by proven, appropriately incentivized leaders. We endeavor to further control valuation risk by purchasing securities at attractive prices relative to the current free cash flow generation of the businesses. We believe that businesses that fit our profile produce fairly stable cash flow streams and are less prone to macroeconomic fluctuations, competitive pressures and valuation risks.

Consistency: It is also our objective to deliver a consistently positive outcome. We would view outsized outperformance in one year and poor performance in the subsequent year as a poor outcome for our clients. Our bottoms-up investment process is focused on selecting undervalued businesses that we believe should perform well in most market environments and hold up well in negative periods. We believe consistency in approach and consistency in outcome gives us the best chance of minimizing a left-tail outcome in any given year. It is our view that if we can consistently deliver above-average risk-adjusted performance over a long period of time the outcome likely would be outperformance relative to our peers over the full period. That is our goal.

Thank you for joining us as fellow shareholders in the TCW New America Premier Equities Fund. We will continue to work hard to justify your confidence in us.

17

TCW New America Premier Equities Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2023(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW New America Premier Equities Fund
Class I (Inception: 02/01/2016)	16.78%	8.58%	12.76%	—	15.88%
Class N (Inception: 02/01/2016)	16.47%	8.28%	12.48%	—	15.69%
Russell 1000 Index	9.48%	9.53%	10.71%		12.32%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

18

TCW Relative Value Dividend Appreciation Fund

Management Discussions

For the year ended October 31, 2023, the TCW Relative Value Dividend Appreciation Fund (the “Fund”) posted a return of 3.61% and 3.40% on its I Class and N Class shares, respectively, an outperformance of the benchmark by over 325 bps. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 0.13% over the same period.

Market Outlook

U.S. recession timing has been put off. After the strong showing in 3Q23, the economy is expected to grow in 4Q23, albeit by 1-2%. While employment remains strong it is important to remember it is a lagging indicator, as is inflation. Average hourly earnings, a “sticky” inflation contributor, declined to 4.1% year-over-year but buoys consumers as wages are outpacing inflation with the latest CPI reading of 3.7% year-over-year.

Interest sensitive names and asset classes are adjusting to the normalization of rates to higher levels versus the zero lower bound experienced for most of the last 15 years. The drumbeat in the background is that higher rates will cause something to break, either consumers, banks, corporations, or all of the above. Certainly, mortgage rates close to 8% (significantly higher than the 5% average 30-year rate for the last 50 years) have given buyers pause. Providing some relief, well-financed homebuilders are offering “buydown” rates of 5.5-6.0% at current levels. Some U.S. consumers face a headwind with the resumption of student loan payments begun in September. We expect the repayment process to be gradual and it could be mitigated by President Biden’s proposed major expansion of the income-driven repayment program and 12-month payment postponements.

The spring regional banking crisis, with unrealized losses on bank assets available for sale and held to maturity outweighing deposit demands, turned into bank runs for those that could not satisfy withdrawals. So far, the Federal Home Loan Banking system, the Fed window, and the one-year March 2023 Fed Bank Term Funding Program have contained rolling bank funding crises at a cost to net interest income, but $3.0 billion of small bank mergers occurred in 3Q23 up from $600 million in the first half of 2023.

Corporations, as measured by constituents in Bloomberg U.S. Corporate Bond Index, prudently extended debt maturities at low interest rates with the Index’s average maturity of 10.5 years. High corporate cash levels are earning above 5% adding potentially as much as 1.5% to 3Q23 earnings. Third quarter sales and earnings to date have resoundingly best expectations although guidance is coming down. Both fourth quarter and calendar year 2024 EPS are still estimated to be high single-digit growth.

Wartime economies can crowd out traditional business investments but also provide growth for industries servicing war efforts. Dire events saturate the current economic outlook and with 5% interest rates available in money market funds and 2-year Treasuries, there are reliable safe havens. However, patience rewards the investor. The S&P 500 historically has averaged 10% per year, nearly twice the current short rates.

19

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

If the U.S. has reached a peak in the fed funds rate, it is possible for further stock market gains ahead. The table below highlights how well the U.S. stock markets do one year post the peak fed funds rate in each of the last six Fed hike cycles.

Fed Hiking Cycles

		Fed Funds Rate		12 month return post
Start Date	End Date	Initial	Cycle Peak	Russ MC TR	SPX TR
03/30/83	08/09/84	8.50%	11.50%	n/a	18.0%
01/04/87	02/24/89	5.88%	9.75%	12.1%	18.9%
02/03/94	02/01/95	3.00%	6.00%	34.5%	38.2%
06/29/99	05/16/00	4.75%	6.50%	4.9%	(10.5%)
06/29/04	06/29/06	1.00%	5.25%	20.8%	20.5%
12/15/15	12/20/18	0.13%	2.38%	30.5%	31.3%
03/17/22	07/26/23	0.25%	5.50%	n/a	n/a
Average				20.6%	19.4%

The inception date of the Russell Midcap® Index is November 1, 1991. All performance presented prior to the index inception date is back-tested performance. Source: TCW, Bloomberg

From the peak fed funds rate, starting with the Black Monday (1987) crisis and not including the seventh current cycle, mid-caps, as represented by the Russell Midcap (RMC) Index and the S&P 500 have returned 20.6% and 19.4%, on average, for the next twelve months. The lowest 12-month total return was 4.9% and -10.5% for the RMC and S&P 500, respectively post the 5/16/00 peak and the highest was 34.5% and 38.2% post the 2/1/95 peak. Mid-caps outperformed large caps by a 120 basis points (bps) margin per year. History and current extreme valuations indicate that the “era” for mega cap outperformance soon may be behind us.

Eurozone preliminary 3Q23 GDP contracted slightly (-0.1%) versus consensus estimates for flat growth and has been tepid since 4Q21. Germany was the weakest of the bloc contracting -0.3 in 3Q23 year-over-year, but there were upward revisions to the two prior quarters. Despite revisions, Germany is still lagging behind the broader Euro area economy. The statistics office noted that consumer spending was the main drag while equipment investment rose. Eurozone inflation data declined notably to 2.9% in October from prior month read of 4.3%, its lowest level since July 2021. The UK grew at a 0.6% annual rate in 3Q23 matching the prior quarter. The country’s CPI was unchanged from prior month at 6.7% while core inflation is at 6.1%. The BOE (Bank of England) held rates steady and signaled that they are to stay elevated for an “extended” period and that economic growth is expected to be flat over next 1-2 years. The ECB (European Central Bank) hiking cycle could be over, while the BOE signaled there is the potential for additional hikes should inflation not continue to fall.

China’s GDP grew at 4.9% in 3Q23 and is on target for 5% in 2023. The country’s manufacturing sector (PMI) unexpectedly swung back to contraction while non-manufacturing activity fell to the lowest level since the economy reopened from the lockdown earlier this year. Deflation remains a risk; CPI has essentially been flat for past six months ending September and youth unemployment (ages 16-24) is greater than 20% as of June (latest data point). The PBOC (People’s Bank of China) is likely to cut rates further before year end. Japan’s economy grew at 4.8% rate in 2Q23 due to surging exports and tourists flooding the country. The drop in domestic consumption has economists worried. The BOJ (Bank of Japan) is leaving short-term rates in negative territory and the YCC (Yield Curve Control) cap on 10-year

20

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

JGBs (Japanese Government Bonds) unchanged at 1% with the upper bound “as a reference”. Japan CPI has exceeded the stated 2% target for 18 consecutive months with forecast inflation not to drop below 2% in 2025. The yen/USD is at the symbolic 150 mark after the YCC decision as traders focused on the BOJ’s dovish pledge to “patiently” maintain accommodative policy.

There are no worries about breaching the debt ceiling until early 2025, but the government faces a potential shutdown on November 17th. Back to school and Halloween sales holding up herald 2-4% for the holiday season, less than last year but still positive. Historically, the fourth quarter of the calendar year is the strongest for U.S. stocks with the S&P gaining 3.8%, on average, in price since 1945 and rising 77% of the time. That is something to look forward to. On the other hand, Middle East hostilities on top of the Ukraine/Russia war about to enter its third year pose risks; however, the U.S. continues to be a global safe haven for all asset classes.

We remain true to our diversified and disciplined portfolio strategy, diligent, and ever watchful for changes. All portfolio holdings are stress tested for a recession over the next two years. We are busy and actively working to make the best portfolio decisions possible with the information we have and will make adjustments should the “facts” change. We are excited about the future but maintain strong risk controls for unexpected events. We thank you for your continued confidence and look forward to better markets ahead.

Fund Review

Over the course of the one-year period ending October 31, 2023, stock selection contributed quite favorably (by nearly 450 bps) relative to the benchmark. The Fund’s top ten holdings by average weight (over the course of the fiscal year) outperformed the portfolio and its benchmark index returning 19.9% led by solid gains from Broadcom, General Electric, and Lennar.

The best contribution came from the portfolio’s Health Care stocks which outperformed the group 2.3% versus -10.1% led by Novartis and McKesson. The portfolio’s Information Technology rose 33.8% far ahead of their peers’ gain of 8.8% led largely by Broadcom while Lennar was the stalwart in Consumer Discretionary where that group returned 11.2% versus -4.0%. General Electric and nVent highlighted in Industrials and the portfolio also benefited from stock selection in Energy, Real Estate, and Financials led by Baker Hughes, Simon Property Group, and Intercontinental Exchange, respectively. One additional notable contributor was Dupont.

On the downside, the portfolio’s Communication Services stocks were the biggest detractors returning 6.3% versus the group’s strong gain of 30.4% (the best performing sector in the Russell 1000 Value) due mostly to not owning Meta Platforms which was up an astounding 223% over the course of the one-year period. It is to be noted that Meta exited the value benchmark at its June reconfiguration. To a lesser effect Warner Bros. Discovery dampened the Communications Services results. AES was key for the loss suffered in Utilities where the portfolio’s names returned -41.6% versus -8.0% while each of the portfolio’s Consumer Staples names struggled with the group as a whole returning -17.5% versus their peers’ slight -1.7% decline with Target, Keurig Dr Pepper, PepsiCo, and Conagra the biggest laggards. Both Target and Conagra were eliminated in August. Other notable detractors included MetLife, Elevance Health, UPS, and Johnson Controls.

21

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

The Fund’s sector weights detracted 29 bps to relative performance due to the overweights in Health Care and Consumer Discretionary and underweight in Communication Services. The positive underweights in Utilities and Real Estate and overweight in Industrials were a partial offset.

	Annualized Total Return as of October 31, 2023(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date	Inception Index
TCW Relative Value Dividend Appreciation Fund
Class I (Inception: 11/01/2004)	3.61%	15.22%	9.22%	7.47%	7.32%	9.63%
Class N (Inception: 09/19/1986)	3.40%	15.00%	9.00%	7.23%	8.85%	7.31%
Russell 1000 Value Index	0.13%	10.21%	6.60%	7.60%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

22

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2023, the TCW Relative Value Large Cap Fund (the “Fund”) posted a return of 3.61% and 3.41% on its I Class and N Class shares, respectively, an outperformance of the benchmark by over 325 bps. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 0.13% over the same period.

Market Outlook

U.S. recession timing has been put off. After the strong showing in 3Q23, the economy is expected to grow in 4Q23, albeit by 1-2%. While employment remains strong it is important to remember it is a lagging indicator, as is inflation. Average hourly earnings, a “sticky” inflation contributor, declined to 4.1% year-over-year but buoys consumers as wages are outpacing inflation with the latest CPI reading of 3.7% year-over-year.

Interest sensitive names and asset classes are adjusting to the normalization of rates to higher levels versus the zero lower bound experienced for most of the last 15 years. The drumbeat in the background is that higher rates will cause something to break, either consumers, banks, corporations, or all of the above. Certainly, mortgage rates close to 8% (significantly higher than the 5% average 30-year rate for the last 50 years) have given buyers pause. Providing some relief, well-financed homebuilders are offering “buydown” rates of 5.5-6.0% at current levels. Some U.S. consumers face a headwind with the resumption of student loan payments begun in September. We expect the repayment process to be gradual and it could be mitigated by President Biden’s proposed major expansion of the income-driven repayment program and 12-month payment postponements.

The spring regional banking crisis, with unrealized losses on bank assets available for sale and held to maturity outweighing deposit demands, turned into bank runs for those that could not satisfy withdrawals. So far, the Federal Home Loan Banking system, the Fed window, and the one-year March 2023 Fed Bank Term Funding Program have contained rolling bank funding crises at a cost to net interest income, but $3.0 billion of small bank mergers occurred in 3Q23 up from $600 million in the first half of 2023.

Corporations, as measured by constituents in Bloomberg U.S. Corporate Bond Index, prudently extended debt maturities at low interest rates with the Index’s average maturity of 10.5 years. High corporate cash levels are earning above 5% adding potentially as much as 1.5% to 3Q23 earnings. Third quarter sales and earnings to date have resoundingly best expectations although guidance is coming down. Both fourth quarter and calendar year 2024 EPS are still estimated to be high single-digit growth.

Wartime economies can crowd out traditional business investments but also provide growth for industries servicing war efforts. Dire events saturate the current economic outlook and with 5% interest rates available in money market funds and 2-year Treasuries, there are reliable safe havens. However, patience rewards the investor. The S&P 500 historically has averaged 10% per year, nearly twice the current short rates.

23

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

If the U.S. has reached a peak in the fed funds rate, it is possible for further stock market gains ahead. The table below highlights how well the U.S. stock markets do one year post the peak fed funds rate in each of the last six Fed hike cycles.

Fed Hiking Cycles

		Fed Funds Rate		12 month return post
Start Date	End Date	Initial	Cycle Peak	Russ MC TR	SPX TR
03/30/83	08/09/84	8.50%	11.50%	n/a	18.0%
01/04/87	02/24/89	5.88%	9.75%	12.1%	18.9%
02/03/94	02/01/95	3.00%	6.00%	34.5%	38.2%
06/29/99	05/16/00	4.75%	6.50%	4.9%	(10.5%)
06/29/04	06/29/06	1.00%	5.25%	20.8%	20.5%
12/15/15	12/20/18	0.13%	2.38%	30.5%	31.3%
03/17/22	07/26/23	0.25%	5.50%	n/a	n/a
Average				20.6%	19.4%

The inception date of the Russell Midcap® Index is November 1, 1991. All performance presented prior to the index inception date is back-tested performance. Source: TCW, Bloomberg

From the peak fed funds rate, starting with the Black Monday (1987) crisis and not including the seventh current cycle, mid-caps, as represented by the Russell Midcap (RMC) Index and the S&P 500 have returned 20.6% and 19.4%, on average, for the next twelve months. The lowest 12-month total return was 4.9% and -10.5% for the RMC and S&P 500, respectively post the 5/16/00 peak and the highest was 34.5% and 38.2% post the 2/1/95 peak. Mid-caps outperformed large caps by a 120 bps margin per year. History and current extreme valuations indicate that the “era” for mega cap outperformance soon may be behind us.

Eurozone preliminary 3Q23 GDP contracted slightly (-0.1%) versus consensus estimates for flat growth and has been tepid since 4Q21. Germany was the weakest of the bloc contracting -0.3 in 3Q23 year-over-year but there were upward revisions to the two prior quarters. Despite revisions, Germany is still lagging behind the broader Euro area economy. The statistics office noted that consumer spending was the main drag while equipment investment rose. Eurozone inflation data declined notably to 2.9% in October from prior month read of 4.3%, its lowest level since July 2021. The UK grew at a 0.6% annual rate in 3Q23 matching the prior quarter. The country’s CPI was unchanged from prior month at 6.7% while core inflation is at 6.1%. The BOE held rates steady and signaled that they are to stay elevated for an “extended” period and that economic growth is expected to be flat over next 1-2 years. The ECB hiking cycle could be over, while the BOE signaled there is the potential for additional hikes should inflation not continue to fall.

China’s GDP grew at 4.9% in 3Q23 and is on target for 5% in 2023. The country’s manufacturing sector (PMI) unexpectedly swung back to contraction while non-manufacturing activity fell to the lowest level since the economy reopened from the lockdown earlier this year. Deflation remains a risk; CPI has essentially been flat for past six months ending September and youth unemployment (ages 16-24) is greater than 20% as of June (latest data point). The PBOC is likely to cut rates further before year end. Japan’s economy grew at 4.8% rate in 2Q23 due to surging exports and tourists flooding the country. The drop in domestic consumption has economists worried. The BOJ is leaving short-term rates in negative territory and the YCC cap on 10-year JGBs unchanged at 1% with the upper bound “as a reference”. Japan CPI has exceeded the stated 2% target for 18 consecutive months with forecast inflation

24

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

not to drop below 2% in 2025. The yen/USD is at the symbolic 150 mark after the YCC decision as traders focused on the BOJ’s dovish pledge to “patiently” maintain accommodative policy.

There are no worries about breaching the debt ceiling until early 2025, but the government faces a potential shutdown on November 17TH. Back to school and Halloween sales holding up herald 2-4% for the holiday season, less than last year but still positive. Historically, the fourth quarter of the calendar year is the strongest for U.S. stocks with the S&P gaining 3.8%, on average, in price since 1945 and rising 77% of the time. That is something to look forward to. On the other hand, Middle East hostilities on top of the Ukraine/Russia war about to enter its third year pose risks; however, the U.S. continues to be a global safe haven for all asset classes.

We remain true to our diversified and disciplined portfolio strategy, diligent, and ever watchful for changes. All portfolio holdings are stress tested for a recession over the next two years. We are busy and actively working to make the best portfolio decisions possible with the information we have and will make adjustments should the “facts” change. We are excited about the future but maintain strong risk controls for unexpected events. We thank you for your continued confidence and look forward to better markets ahead.

Fund Review

Over the course of the one-year period ending October 31, 2023, stock selection contributed quite favorably (by nearly 350 bps) relative to the benchmark. The Fund’s top ten holdings by average weight (over the course of the fiscal year) outperformed the portfolio and its benchmark index returning 20.3% led by solid gains from Broadcom, General Electric, and Lennar.

The best contribution came from the portfolio’s Information Technology stocks which outperformed the group 23.7% versus 8.8% led by Broadcom, Flex, and onsemi. Largely due to Lennar, the portfolio’s Consumer Discretionary names bested their peers 8.4% versus -4.0% while Apollo Global Management and McKesson were the stalwarts in Financials and Health Care, respectively. The portfolio also benefited from stock selection in Energy, Materials, and Industrials with Baker Hughes, Dupont, and General Electric the top performers in their respective sector.

On the downside, the portfolio’s Communication Services stocks were the biggest detractors returning 1.9% versus the group’s strong gain of 30.4% (the best performing sector in the Russell 1000 Value) due mostly to not owning Meta Platforms which was up an astounding 223% over the course of the one-year period. It is to be noted that Meta exited the value benchmark at its June reconfiguration. To a lesser effect Warner Bros. Discovery and Paramount Global both dampened the Communications Services results. Each of the portfolio’s Consumer Staples names struggled with the group returning -18.6% versus their peers’ slight -1.8% decline with Target, Keurig Dr Pepper, and Conagra the biggest laggards. Both Target and Conagra were eliminated in August. AES was almost solely responsible for the loss suffered in Utilities. Other notable detractors included managed care companies Centene and Molina Healthcare.

In addition to positive stock selection, the Fund also benefited from its sector weights which contributed 70 bps to relative performance. The overweight in Information Technology and underweights in Utilities and Financials were all additive. The underweight in Communication Services and overweight in Consumer Discretionary detracted.

25

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2023(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date	Inception Index
TCW Relative Value Large Cap Fund
Class I (Inception: 01/02/2004)	3.61%	13.86%	8.21%	7.32%	7.34%	6.93%
Class N (Inception: 01/02/1998)	3.41%	13.65%	8.02%	7.09%	6.43%	7.37%
Russell 1000 Value Index	0.13%	10.21%	6.60%	7.60%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

26

TCW Relative Value Mid Cap Fund

Management Discussions

For the year ended October 31, 2023, the TCW Relative Value Mid Cap Fund (the “Fund”) posted a return of 1.15% and 1.05% on its I Class and N Class shares, respectively, an outperformance of the benchmark by over 460 bps. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Value Index, returned -3.56% over the same period.

Market Outlook

U.S. recession timing has been put off. After the strong showing in 3Q23, the economy is expected to grow in 4Q23, albeit by 1-2%. While employment remains strong it is important to remember it is a lagging indicator as is inflation. Average hourly earnings, a “sticky” inflation contributor, declined to 4.1% year-over-year but buoys consumers as wages are outpacing inflation with the latest CPI reading of 3.7% year-over-year.

Interest sensitive names and asset classes are adjusting to the normalization of rates to higher levels versus the zero lower bound experienced for most of the last 15 years. The drumbeat in the background is that higher rates will cause something to break, either consumers, banks, corporations, or all of the above. Certainly, mortgage rates close to 8% (significantly higher than the 5% average 30-year rate for the last 50 years) have given buyers pause. Providing some relief, well-financed homebuilders are offering “buydown” rates of 5.5-6.0% at current levels. Some U.S. consumers face a headwind with the resumption of student loan payments begun in September. We expect the repayment process to be gradual and it could be mitigated by President Biden’s proposed major expansion of the income-driven repayment program and 12-month payment postponements.

The spring regional banking crisis, with unrealized losses on bank assets available for sale and held to maturity outweighing deposit demands, turned into bank runs for those that could not satisfy withdrawals. So far, the Federal Home Loan Banking system, the Fed window, and the one-year March 2023 Fed Bank Term Funding Program have contained rolling bank funding crises at a cost to net interest income, but $3.0 billion of small bank mergers occurred in 3Q23 up from $600 million in the first half of 2023.

Corporations, as measured by constituents in Bloomberg U.S. Corporate Bond Index, prudently extended debt maturities at low interest rates with the Index’s average maturity of 10.5 years. High corporate cash levels are earning above 5% adding potentially as much as 1.5% to 3Q23 earnings. Third quarter sales and earnings to date have resoundingly best expectations although guidance is coming down. Both fourth quarter and calendar year 2024 EPS are still estimated to be high single-digit growth.

Wartime economies can crowd out traditional business investments but also provide growth for industries servicing war efforts. Dire events saturate the current economic outlook and with 5% interest rates available in money market funds and 2-year Treasuries, there are reliable safe havens. However, patience rewards the investor. The S&P 500 historically has averaged 10% per year, nearly twice the current short rates.

27

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

If the U.S. has reached a peak in the fed funds rate, it is possible for further stock market gains ahead. The table below highlights how well the U.S. stock markets do one year post the peak fed funds rate in each of the last six Fed hike cycles.

Fed Hiking Cycles

		Fed Funds Rate		12 month return post
Start Date	End Date	Initial	Cycle Peak	Russ MC TR	SPX TR
03/30/83	08/09/84	8.50%	11.50%	n/a	18.0%
01/04/87	02/24/89	5.88%	9.75%	12.1%	18.9%
02/03/94	02/01/95	3.00%	6.00%	34.5%	38.2%
06/29/99	05/16/00	4.75%	6.50%	4.9%	(10.5%)
06/29/04	06/29/06	1.00%	5.25%	20.8%	20.5%
12/15/15	12/20/18	0.13%	2.38%	30.5%	31.3%
03/17/22	07/26/23	0.25%	5.50%	n/a	n/a
Average				20.6%	19.4%

The inception date of the Russell Midcap® Index is November 1, 1991. All performance presented prior to the index inception date is back-tested performance. Source: TCW, Bloomberg

From the peak fed funds rate, starting with the Black Monday (1987) crisis and not including the seventh current cycle, mid-caps, as represented by the Russell Midcap (RMC) Index and the S&P 500 have returned 20.6% and 19.4%, on average, for the next twelve months. The lowest 12-month total return was 4.9% and -10.5% for the RMC and S&P 500, respectively post the 5/16/00 peak and the highest was 34.5% and 38.2% post the 2/1/95 peak. Mid-caps outperformed large caps by a 120 bps margin per year. History and current extreme valuations indicate that the “era” for mega cap outperformance soon may be behind us.

Eurozone preliminary 3Q23 GDP contracted slightly (-0.1%) versus consensus estimates for flat growth and has been tepid since 4Q21. Germany was the weakest of the bloc contracting -0.3 in 3Q23 year-over-year, but there were upward revisions to the two prior quarters. Despite revisions, Germany is still lagging behind the broader Euro area economy. The statistics office noted that consumer spending was the main drag while equipment investment rose. Eurozone inflation data declined notably to 2.9% in October from prior month read of 4.3%, its lowest level since July 2021. The UK grew at a 0.6% annual rate in 3Q23 matching the prior quarter. The country’s CPI was unchanged from prior month at 6.7% while core inflation is at 6.1%. The BOE held rates steady and signaled that they are to stay elevated for an “extended” period and that economic growth is expected to be flat over next 1-2 years. The ECB hiking cycle could be over, while the BOE signaled there is the potential for additional hikes should inflation not continue to fall.

China’s GDP grew at 4.9% in 3Q23 and is on target for 5% in 2023. The country’s manufacturing sector (PMI) unexpectedly swung back to contraction while non-manufacturing activity fell to the lowest level since the economy reopened from the lockdown earlier this year. Deflation remains a risk; CPI has essentially been flat for past six months ending September and youth unemployment (ages 16-24) is greater than 20% as of June (latest data point). The PBOC is likely to cut rates further before year end. Japan’s economy grew at 4.8% rate in 2Q23 due to surging exports and tourists flooding the country. The drop in domestic consumption has economists worried. The BOJ is leaving short-term rates in negative territory and the YCC cap on 10-year JGBs unchanged at 1% with the upper bound “as a reference”. Japan CPI has exceeded the stated 2% target for 18 consecutive months with forecast inflation

28

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

not to drop below 2% in 2025. The yen/USD is at the symbolic 150 mark after the YCC decision as traders focused on the BOJ’s dovish pledge to “patiently” maintain accommodative policy.

There are no worries about breaching the debt ceiling until early 2025, but the government faces a potential shutdown on November 17TH. Back to school and Halloween sales holding up herald 2-4% for the holiday season, less than last year but still positive. Historically, the fourth quarter of the calendar year is the strongest for U.S. stocks with the S&P gaining 3.8%, on average, in price since 1945 and rising 77% of the time. That is something to look forward to. On the other hand, Middle East hostilities on top of the Ukraine/Russia war about to enter its third year pose risks; however, the U.S. continues to be a global safe haven for all asset classes.

We remain true to our diversified and disciplined portfolio strategy, diligent, and ever watchful for changes. All portfolio holdings are stress tested for a recession over the next two years. We are busy and actively working to make the best portfolio decisions possible with the information we have and will make adjustments should the “facts” change. We are excited about the future but maintain strong risk controls for unexpected events. We thank you for your continued confidence and look forward to better markets ahead.

Fund Review

Over the course of the one-year period ending October 31, 2023, stock selection contributed quite favorably (by over 500 bps) relative to the benchmark. The Fund’s top ten holdings by average weight (over the course of the fiscal year) outperformed the portfolio and its benchmark index returning 20.9% led by Toll Brothers, Arch Capital, and Apollo Global Management.

The preponderance of the outperformance came from stock selection in Financials and Consumer Discretionary. The aforementioned Arch Capital and Apollo Global Management along with First Citizens BancShares led to the outperformance in Financials where the portfolio’s stocks rose 12.1% far ahead of the group decline of -9.0%. Robust gains from homebuilders Toll Brothers, Lennar, and D.R. Horton were largely responsible for the outperformance in Consumer Discretionary where the portfolio’s holdings gained 13.3% versus -1.6%. The portfolio also benefited from stock selection in Consumer Staples, Energy, Information Technology, and Materials led by Coty, Baker Hughes, Flex, and Dupont, respectively.

The bulk of the underperformance was concentrated mainly in Health Care and Utilities. Managed care names Centene and Molina Healthcare along with Envista, Perrigo, and AdaptHealth were the most notable detractors in Health Care where the portfolio’s names fell -19.0% versus the group’s return of -9.8%. AES was key for the loss suffered in Utilities where the portfolio’s stocks returned -25.7% versus -4.1%. Other notable detractors included regional bank KeyCorp and Foot Locker both of which were completely sold.

The Fund also benefited from its sector weights which contributed 44 bps to relative performance led by the underweight in Real Estate and overweigh in Financials. The underweights in Energy and Materials detracted slightly.

29

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2023(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date		Inception Index
TCW Relative Value Mid Cap Fund
Class I (Inception: 11/01/1996)	1.15%	12.71%	6.31%	6.16%	9.31	%(2)	9.39%
Class N (Inception: 11/01/2000)	1.05%	12.61%	6.22%	6.00%	7.23%		8.70%
Russell Midcap Value Index	(3.56%)	8.78%	5.69%	6.89%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

30

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2023, the TCW Select Equities Fund (the “Fund”) returned +18.60% and +18.50% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned +18.95% over the same period.

Whereas last year was marked by an equity bear market and arguably the fastest tightening of financial conditions in over 40 years, fiscal year 2023 was marked by cooling inflation data and an equity market rally that confounded many investors (2-year/10-year UST yield curve remained inverted, and every recession since 1957 has been preceded by a yield curve inversion). In early March, regional banks Silicon Valley Bank (SIVB) and Signature Bank (SBNY) were closed by regulators after the companies ran into liquidity issues due to a duration mismatch (years of a zero-interest rate backdrop and a sizable underwater securities portfolio). The Fed remained committed to fighting inflation, however, and tightened rates another 25 bps in its March, May and July meetings, bringing the Federal Funds rate to 5.25% to 5.50%. Higher rates have resulted in decreasing consumer confidence and homebuyer mortgage demand hit 28-year lows. Tighter bank lending standards are disinflationary and recent economic data portend to a Fed that may be done raising rates for the foreseeable future. Investor focus now turns to whether the Fed has indeed engineered a “soft landing” as we head into 2024.

Net of expenses, the Fund underperformed for the year despite positive security selection effects. Our biggest stock detractors relative to the benchmark came from the information technology and healthcare sectors. After being our best relative performer in fiscal year 2022, shares of Enphase Energy, Inc. (ENPH) moved lower in fiscal year 2023 as sales momentum decelerated in the face of the California NEM (net energy metering) 3.0 transition and higher financing costs. While we remain positive on ENPH’s product offering, we believe the company’s revenue opportunity is currently impaired, and we therefore elected to exit our position. Shares of Dexcom, Inc. (DXCM) moved lower after Novo Nordisk’s landmark SELECT trial readout showed Wegovy not only helped people lose weight, but also reduced the risk of suffering heart attacks, strokes, and cardiovascular deaths by 20% vs. placebo. Some investors concluded that the data meant that by lowering the obesity burden for the GLP-1 patients, the addressable market for DXCM could be impaired (fewer overweight people might mean fewer people developing Type 2 diabetes). Our countering view: GLP-1 use likely complements CGM (Continuous Glucose Monitoring) use, patients on insulin were excluded from the SELECT clinical trial and CGM devices are currently only recommended for patients using insulin, and the fact that GLP-1 labels include the risk of hypoglycemia for patients on insulin suggest to us an even greater need for a patient on insulin to use CGM. We remain positive on DXCM shares.

Our biggest stock contributors during the year came from the information technology sector. On November 30, 2022, OpenAI’s ChatGPT was launched, and within months ChatGPT had over 100 million users, signaling the dawn of the AI (Artificial Intelligence) era. Over 1,000 high-end NVIDIA Corporation (NVDA) GPUs (Graphics Processing Units) were used to train the large language model for ChatGPT. A string of positive NVDA quarterly earnings reports ensued, confirming accelerating demand for the company’s products. When we first purchased shares of NVDA over five years ago, we believed the company was the beneficiary of multiple secular tailwinds and could become the “WinTel” of Machine Learning. We believe our thesis is playing out and remain positive on shares. Another company benefiting from the AI trend is ServiceNow, Inc. (NOW). In May, enterprise workflow leader NOW laid out its strategy to leverage its platform and monetize AI via both general use cases (such as text generation) as well as domain-specific uses. The company’s Vancouver release with generative AI features became available on September 29th, and four large new deals were signed the last day of its quarter. We believe AI will continue to expand NOW’s total addressable market, and we remain constructive on shares.

31

TCW Select Equities Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2023(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date		Inception Index
TCW Select Equities Fund
Class I (Inception: 07/01/1991)	18.60%	2.69%	11.64%	11.31%	10.36	%(2)	10.19%
Class N (Inception: 03/01/1999)	18.50%	2.55%	11.45%	11.07%	7.36%		7.21%
Russell 1000 Growth Index	18.95%	8.70%	14.22%	13.82%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

32

TCW Artificial Intelligence Equity Fund

Schedule of Investments	October 31, 2023

Issues	Shares	Value

COMMON STOCK — 97.1% of Net Assets

Advertising — 1.9%

Trade Desk, Inc. (1)	6,667	$473,090

Agricultural & Farm Machinery — 1.8%

Deere & Co.	1,210	442,086

Application Software — 4.9%

Bill Holdings, Inc. (1)	2,414	220,374

Datadog, Inc. (1)	5,499	448,003

Salesforce, Inc. (1)	2,695	541,237

		1,209,614

Automobile Manufacturers — 3.5%

Tesla, Inc. (1)	4,364	876,466

Automotive Parts & Equipment — 1.3%

Mobileye Global, Inc. (1)	8,961	319,639

Broadline Retail — 3.8%

Amazon.com, Inc. (1)	7,037	936,554

Communications Equipment — 10.1%

Arista Networks, Inc. (1)	6,758	1,354,100

Cisco Systems, Inc.	8,567	446,598

Motorola Solutions, Inc.	2,530	704,504

		2,505,202

Consumer Staples Merchandise Retail — 2.0%

Costco Wholesale Corp.	872	481,728

Electrical Components & Equipment — 1.7%

Eaton Corp. PLC	2,065	429,334

Electronic Equipment & Instruments — 1.1%

Cognex Corp.	7,514	270,429

Industrial Machinery & Supplies & Components — 1.4%

Symbotic, Inc. (1)	9,896	336,761

Interactive Media & Services — 12.5%

Alphabet, Inc. (1)	8,576	1,064,110

Baidu, Inc. (SP ADR) (China) (1)	2,651	278,355

Meta Platforms, Inc. (1)	3,997	1,204,176

Pinterest, Inc. (1)	17,930	535,749

		3,082,390

Internet Services & Infrastructure — 1.5%

Snowflake, Inc. (1)	2,598	377,048

Semiconductor Materials & Equipment — 5.0%

ASML Holding NV (Netherlands)	1,104	661,086

Lam Research Corp.	996	585,867

		1,246,953

Semiconductors — 18.1%

Intel Corp.	6,196	226,154

Marvell Technology, Inc.	7,357	347,398

Issues	Shares	Value

Semiconductors (Continued)

Micron Technology, Inc.	12,782	$854,732

NVIDIA Corp.	3,354	1,367,761

NXP Semiconductors NV (Netherlands)	2,168	373,828

ON Semiconductor Corp. (1)	7,678	480,950

QUALCOMM, Inc.	3,714	404,789

Taiwan Semiconductor Manufacturing Co., Ltd. (SP ADR) (Taiwan)	4,732	408,419

		4,464,031

Systems Software — 21.4%

Check Point Software Technologies Ltd. (Israel)(1)	3,787	508,405

Crowdstrike Holdings, Inc. (1)	4,221	746,146

CyberArk Software Ltd. (1)	2,202	360,335

Microsoft Corp.	3,517	1,189,133

Palo Alto Networks, Inc. (1)	5,136	1,248,151

ServiceNow, Inc. (1)	1,494	869,284

Zscaler, Inc. (1)	2,283	362,289

		5,283,743

Technology Hardware, Storage & Peripherals — 5.1%

Apple, Inc.	4,194	716,209

Samsung Electronics Co. Ltd.	10,927	543,890

		1,260,099

Total Common Stock

(Cost: $20,634,116)		23,995,167

MONEY MARKET INVESTMENTS — 2.8%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.30% (2)	684,547	684,547

Total Money Market Investments

(Cost: $684,547)		684,547

Total Investments (99.9%)

(Cost: $21,318,663)		24,679,714

Excess Of Other Assets Over Liabilities (0.1%)		33,163

Net Assets (100.0%)		$24,712,877

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2023.

See accompanying Notes to Financial Statements.

33

TCW Artificial Intelligence Equity Fund

Investments by Sector	October 31, 2023

Industry	Percentage of Net Assets
Advertising	1.9%
Agricultural & Farm Machinery	1.8
Application Software	4.9
Automobile Manufacturers	3.5
Automotive Parts & Equipment	1.3
Broadline Retail	3.8
Communications Equipment	10.1
Consumer Staples Merchandise Retail	2.0
Electrical Components & Equipment	1.7
Electronic Equipment & Instruments	1.1
Industrial Machinery & Supplies & Components	1.4
Interactive Media & Services	12.5
Internet Services & Infrastructure	1.5
Semiconductor Materials & Equipment	5.0
Semiconductors	18.1
Systems Software	21.4
Technology Hardware, Storage & Peripherals	5.1
Money Market Investments	2.8

Total	99.9%

See accompanying Notes to Financial Statements.

34

TCW Artificial Intelligence Equity Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Advertising	$473,090	$—	$—	$473,090
Agricultural & Farm Machinery	442,086	—	—	442,086
Application Software	1,209,614	—	—	1,209,614
Automobile Manufacturers	876,466	—	—	876,466
Automotive Parts & Equipment	319,639	—	—	319,639
Broadline Retail	936,554	—	—	936,554
Communications Equipment	2,505,202	—	—	2,505,202
Consumer Staples Merchandise Retail	481,728	—	—	481,728
Electrical Components & Equipment	429,334	—	—	429,334
Electronic Equipment & Instruments	270,429	—	—	270,429
Industrial Machinery & Supplies & Components	336,761	—	—	336,761
Interactive Media & Services	3,082,390	—	—	3,082,390
Internet Services & Infrastructure	377,048	—	—	377,048
Semiconductor Materials & Equipment	1,246,953	—	—	1,246,953
Semiconductors	4,464,031	—	—	4,464,031
Systems Software	5,283,743	—	—	5,283,743
Technology Hardware, Storage & Peripherals	716,209	543,890	—	1,260,099

Total Common Stock	23,451,277	543,890	—	23,995,167

Money Market Investments	684,547	—	—	684,547

Total Investments	$24,135,824	$543,890	$—	$24,679,714

See accompanying Notes to Financial Statements.

35

TCW Conservative Allocation Fund

Schedule of Investments

Issues	Shares	Value

EXCHANGE-TRADED FUNDS — 4.2% of Net Assets

iShares Gold Trust (1)	9,725	$365,563

iShares MSCI EAFE ETF	11,810	790,325

Total Exchange-Traded Funds

(Cost: $1,112,439)		1,155,888

INVESTMENT COMPANIES — 95.6%

Diversified Equity Funds — 32.7%

TCW Artificial Intelligence Equity Fund — I Class (1)(2)	15,601	288,774

TCW Global Real Estate Fund — I Class (2)	119,663	1,149,963

TCW New America Premier Equities Fund — I Class (2)	107,954	2,780,908

TCW Relative Value Large Cap Fund — I Class (2)	173,542	2,197,046

TCW Relative Value Mid Cap Fund — I Class (2)	16,012	372,130

TCW Select Equities Fund — I Class(2)	86,770	2,201,355

		8,990,176

Diversified Fixed Income Funds — 62.9%

Metropolitan West High Yield Bond Fund — I Class (2)	33,461	292,786

Metropolitan West Low Duration Bond Fund — I Class (2)	210,517	1,696,769

Metropolitan West Total Return Bond Fund — I Class (2)	651,908	5,502,102

Metropolitan West Unconstrained Bond Fund — I Class (2)	262,814	2,593,970

TCW Emerging Markets Income Fund — I Class (2)	62,631	365,767

Issues	Shares	Value

Diversified Fixed Income Funds (Continued)

TCW Enhanced Commodity Strategy Fund — I Class (2)	115,295	$683,702

TCW Global Bond Fund — I Class (2)	125,233	958,033

TCW Total Return Bond Fund — I Class (2)	701,106	5,181,172

		17,274,301

Total Investment Companies

(Cost: $26,949,590)		26,264,477

MONEY MARKET INVESTMENTS — 0.2%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.30% (3)	67,408	67,408

Total Money Market Investments

(Cost: $67,408)		67,408

Total Investments (100.0%)

(Cost: $28,129,437)		27,487,773

Liabilities In Excess Of Other Assets (0.0%)		(4,988)

Net Assets (100.0%)		$27,482,785

Notes to the Schedule of Investments:

ETF	Exchange-Traded Fund.
(1)	Non-income producing security.
(2)	Affiliated issuer.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2023.

See accompanying Notes to Financial Statements.

36

TCW Conservative Allocation Fund

October 31, 2023

The summary of the TCW Conservative Allocation Fund transactions in the affiliated funds for the year ended October 31, 2023 is as follows:

Name of Affiliated Fund	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Number of Shares Held October 31, 2023	Value at October 31, 2023	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
Metropolitan West High Yield Bond Fund—I Class
	$296,743	$22,742	$21,023	33,461	$292,786	$19,337	$—	$(1,280)	$(4,396)
Metropolitan West Low Duration Bond Fund—I Class
	2,935,445	138,000	1,378,163	210,517	1,696,769	104,394	—	(116,261)	117,748
Metropolitan West Total Return Bond Fund—I Class
	3,429,147	2,614,422	269,931	651,908	5,502,102	161,279	—	(61,228)	(210,308)
Metropolitan West Unconstrained Bond Fund—I Class
	5,409,655	368,606	3,159,654	262,814	2,593,970	305,340	—	(503,268)	478,631
TCW Artificial Intelligence Fund—I Class
	246,362	3,082	18,546	15,601	288,774	—	—	(2,343)	60,219
TCW Emerging Markets Income Fund—I Class
	356,961	24,673	26,842	62,631	365,767	20,470	—	(6,679)	17,654
TCW Enhanced Commodity Strategy Fund—I Class
	745,247	175,553	191,962	115,295	683,702	24,913	—	(231)	(44,905)
TCW Global Bond Fund—I Class
	697,163	341,448	54,413	125,233	958,033	27,382	—	(11,824)	(14,341)
TCW Global Real Estate Fund—I Class
	1,288,789	35,192	94,092	119,663	1,149,963	19,683	—	(7,522)	(72,404)
TCW New America Premier Equities Fund—I Class
	2,644,841	175,503	501,751	107,954	2,780,908	117	—	68,256	394,059
TCW Relative Value Large Cap Fund—I Class
	2,402,673	189,503	340,518	173,542	2,197,046	34,940	126,016	27,457	(82,069)
TCW Relative Value Mid Cap Fund—I Class
	683,804	22,649	326,593	16,012	372,130	5,725	11,073	(23,779)	16,049
TCW Select Equities Fund—I Class
	2,073,749	355,246	282,132	86,770	2,201,355	—	329,914	(17,478)	71,970
TCW Total Return Bond Fund—I Class
	3,606,284	2,272,967	283,463	701,106	5,181,172	238,979	—	(61,345)	(353,271)

Total					$26,264,477	$962,559	$467,003	$(717,525)	$374,636

See accompanying Notes to Financial Statements.

37

TCW Conservative Allocation Fund

Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
Diversified Fixed Income Funds	62.9%
Diversified Equity Funds	32.7
Exchange-Traded Funds	4.2
Money Market Investments	0.2

Total	100.0%

See accompanying Notes to Financial Statements.

38

TCW Conservative Allocation Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Funds	$1,155,888	$—	$—	$1,155,888
Investment Companies	26,264,477	—	—	26,264,477
Money Market Investments	67,408	—	—	67,408

Total Investments	$27,487,773	$—	$—	$27,487,773

See accompanying Notes to Financial Statements.

39

TCW Global Real Estate Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 94.1% of Net Assets

Australia — 4.5% (Cost: $1,256,166)

Goodman Group	80,817	$1,067,339

Canada — 8.7%

BSR Real Estate Investment Trust	21,367	225,422

Killam Apartment Real Estate Investment Trust	85,078	960,326

Minto Apartment Real Estate Investment Trust	92,557	866,732

Total Canada

(Cost: $2,857,019)		2,052,480

Germany — 3.6% (Cost: $780,509)

Stroeer SE & Co. KGaA	18,684	853,946

Japan — 9.2%

Mitsubishi Estate Co. Ltd.	66,100	846,828

Mitsui Fudosan Co. Ltd.	32,400	702,868

Nippon Prologis REIT, Inc.	350	623,316

Total Japan

(Cost: $2,599,009)		2,173,012

Singapore — 2.1% (Cost: $674,108)

CapitaLand Investment Ltd.	231,100	495,888

Spain — 2.1% (Cost: $677,740)

Cellnex Telecom SA	16,523	485,206

United Kingdom — 2.6% (Cost: $803,549)

Segro PLC	70,545	612,178

United States — 61.3%

American Tower Corp.	6,385	1,137,743

Brixmor Property Group, Inc.	27,214	565,779

Equinix, Inc.	1,305	952,180

Gaming & Leisure Properties, Inc.	21,324	967,896

Issues	Shares	Value

United States (Continued)

Independence Realty Trust, Inc.	51,744	$641,108

Invitation Homes, Inc.	24,821	736,936

Kite Realty Group Trust	36,459	777,306

LXP Industrial Trust	131,413	1,039,477

Mid-America Apartment Communities, Inc.	8,260	975,919

Prologis, Inc.	7,048	710,086

Public Storage	3,900	930,969

Simon Property Group, Inc.	5,217	573,296

Sun Communities, Inc.	3,180	353,743

Taylor Morrison Home Corp. (1)	26,270	1,006,666

Travel & Leisure Co.	14,730	501,262

Ventas, Inc.	19,760	839,010

VICI Properties, Inc.	37,401	1,043,488

Wyndham Hotels & Resorts, Inc.	9,920	718,208

Total United States

(Cost: $15,346,173)		14,471,072

Total Common Stock

(Cost: $24,994,273)		22,211,121

Total Purchased Options (2) (0.3%)

(Cost: $54,227)		75,150

MONEY MARKET INVESTMENTS — 2.9%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.30% (3)	682,385	682,385

Total Money Market Investments

(Cost: $682,385)		682,385

Total Investments (97.3%)

(Cost: $25,730,885)		22,968,656

Excess Of Other Assets Over Liabilities (2.7%)		627,870

Net Assets (100.0%)		$23,596,526

Purchased Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
American Tower Corp.	$180.00	1/19/24	90	$1,603,710	$75,150	$54,227	$20,923

WRITTEN OPTIONS — EXCHANGE TRADED
Call
American Tower Corp.	$230.00	1/19/24	(90)	$(1,603,710)	$(1,125)	$(19,867)	$18,742

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust.
(1)	Non-income producing security.
(2)	See options table for description of purchased options.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2023.

See accompanying Notes to Financial Statements.

40

TCW Global Real Estate Fund

Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
Advertising	3.6%
Diversified Real Estate Activities	6.6
Health Care REITs	3.6
Homebuilding	4.3
Hotel & Resort REITs	3.1
Hotels, Resorts & Cruise Lines	2.1
Industrial REITs	17.1
Multi-Family Residential REITs	15.5
Real Estate Operating Companies	2.1
Retail REITs	8.1
Purchased Options	0.3
Single-Family Residential REITs	4.6
Specialized REITs	21.3
Wireless Telecommunication Services	2.1
Money Market Investments	2.9

Total	97.3%

See accompanying Notes to Financial Statements.

41

TCW Global Real Estate Fund

Investments by Country	October 31, 2023

Country	Percentage of Net Assets
Australia	4.5%
Canada	8.7
Germany	3.6
Japan	9.2
Singapore	2.1
Spain	2.1
United Kingdom	2.6
United States	64.5

Total	97.3%

See accompanying Notes to Financial Statements.

42

TCW Global Real Estate Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Advertising	$853,946	$—	$—	$853,946
Diversified Real Estate Activities	—	1,549,696	—	1,549,696
Health Care REITs	839,010	—	—	839,010
Homebuilding	1,006,666	—	—	1,006,666
Hotel & Resort REITs	718,208	—	—	718,208
Hotels, Resorts & Cruise Lines	501,262	—	—	501,262
Industrial REITs	1,749,563	2,302,833	—	4,052,396
Multi-Family Residential REITs	3,444,085	225,422	—	3,669,507
Real Estate Operating Companies	—	495,888	—	495,888
Retail REITs	1,916,381	—	—	1,916,381
Single-Family Residential REITs	1,090,679	—	—	1,090,679
Specialized REITs	5,032,276	—	—	5,032,276
Wireless Telecommunication Services	—	485,206	—	485,206

Total Common Stock	17,152,076	5,059,045	—	22,211,121

Purchased Options	75,150	—	—	75,150
Money Market Investments	682,385	—	—	682,385

Total Investments	$17,909,611	$5,059,045	$—	$22,968,656

Liability Derivatives
Written Options
Equity Risk	$(1,125)	$—	$—	$(1,125)

Total	$(1,125)	$—	$—	$(1,125)

See accompanying Notes to Financial Statements.

43

TCW New America Premier Equities Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 96.3% of Net Assets

Advertising — 1.8%

Trade Desk, Inc. (1)	41,979	$2,978,830

Aerospace & Defense — 8.3%

HEICO Corp.	64,681	10,246,117

TransDigm Group, Inc. (1)	4,365	3,614,613

		13,860,730

Application Software — 23.8%

Constellation Software, Inc.	14,598	29,232,909

Fair Isaac Corp. (1)	2,992	2,530,843

Roper Technologies, Inc.	16,727	8,172,311

		39,936,063

Data Processing & Outsourced Services — 3.7%

Visa, Inc.	26,214	6,162,911

Electrical Components & Equipment — 3.7%

AMETEK, Inc.	44,002	6,194,162

Environmental & Facilities Services — 5.0%

Waste Connections, Inc. (Canada)	65,064	8,425,788

Financial Exchanges & Data — 9.3%

FactSet Research Systems, Inc.	8,386	3,621,829

MSCI, Inc.	11,754	5,542,599

S&P Global, Inc.	18,545	6,477,954

		15,642,382

Food Retail — 4.1%

Alimentation Couche-Tard, Inc.	124,948	6,794,399

Industrial Gases — 4.2%

Linde PLC	18,255	6,976,331

Life Sciences Tools & Services — 1.8%

Danaher Corp.	15,301	2,938,098

Research & Consulting Services — 4.3%

Wolters Kluwer NV (Netherlands)	55,631	7,130,366

Semiconductors — 6.0%

Broadcom, Inc.	11,941	10,046,799

Issues	Shares	Value

Systems Software — 15.7%

Microsoft Corp.	46,748	$15,805,966

Oracle Corp.	102,217	10,569,238

		26,375,204

Transaction & Payment Processing Services — 4.6%

Fiserv, Inc. (1)	68,035	7,738,981

Total Common Stock

(Cost: $104,920,451)		161,201,044

WARRANTS — 0.0%

Application Software — 0.0%

Constellation Software, Inc. (1)(2)	14,592	1

EXCHANGE-TRADED FUNDS — 2.7%

iShares Russell 1000 ETF	19,958	4,576,569

Total Exchange-Traded Funds

(Cost: $4,631,283)		4,576,569

MONEY MARKET INVESTMENTS — 1.1%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.30% (3)	1,801,652	1,801,652

Total Money Market Investments

(Cost: $1,801,652)		1,801,652

Total Investments (100.1%)
(Cost: $111,353,386)		167,579,266

Liabilities In Excess Of Other Assets (-0.1%)		(147,545)

Net Assets (100.0%)		$167,431,721

Notes to the Schedule of Investments:

ETF	Exchange-Traded Fund.
(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2023.

See accompanying Notes to Financial Statements.

44

TCW New America Premier Equities Fund

Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
Advertising	1.8%
Aerospace & Defense	8.3
Application Software	23.8
Data Processing & Outsourced Services	3.7
Electrical Components & Equipment	3.7
Environmental & Facilities Services	5.0
Exchange-Traded Funds	2.7
Financial Exchanges & Data	9.3
Food Retail	4.1
Industrial Gases	4.2
Life Sciences Tools & Services	1.8
Research & Consulting Services	4.3
Semiconductors	6.0
Systems Software	15.7
Transaction & Payment Processing Services	4.6
Money Market Investments	1.1

Total	100.1%

See accompanying Notes to Financial Statements.

45

TCW New America Premier Equities Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Advertising	$2,978,830	$—	$—	$2,978,830
Aerospace & Defense	13,860,730	—	—	13,860,730
Application Software	39,936,063	—	—	39,936,063
Data Processing & Outsourced Services	6,162,911	—	—	6,162,911
Electrical Components & Equipment	6,194,162	—	—	6,194,162
Environmental & Facilities Services	8,425,788	—	—	8,425,788
Financial Exchanges & Data	15,642,382	—	—	15,642,382
Food Retail	6,794,399	—	—	6,794,399
Industrial Gases	6,976,331	—	—	6,976,331
Life Sciences Tools & Services	2,938,098	—	—	2,938,098
Research & Consulting Services	—	7,130,366	—	7,130,366
Semiconductors	10,046,799	—	—	10,046,799
Systems Software	26,375,204	—	—	26,375,204
Transaction & Payment Processing Services	7,738,981	—	—	7,738,981

Total Common Stock	154,070,678	7,130,366	—	161,201,044

Warrants	—	—	1	1
Exchange-Traded Funds	4,576,569	—	—	4,576,569
Money Market Investments	1,801,652	—	—	1,801,652

Total Investments	$160,448,899	$7,130,366	$1	$167,579,266

See accompanying Notes to Financial Statements.

46

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments	October 31, 2023

Issues	Shares	Value

COMMON STOCK — 99.3% of Net Assets

Aerospace & Defense — 1.1%

Textron, Inc.	35,674	$2,711,224

Air Freight & Logistics — 2.8%

United Parcel Service, Inc. — Class B	47,843	6,757,824

Automobile Components — 1.8%

BorgWarner, Inc.	114,787	4,235,640

Banks — 7.5%

JPMorgan Chase & Co.	67,460	9,380,987

Wells Fargo & Co.	215,110	8,554,925

		17,935,912

Beverages — 4.2%

Keurig Dr Pepper, Inc.	86,993	2,638,498

PepsiCo, Inc.	45,222	7,383,848

		10,022,346

Biotechnology — 8.1%

AbbVie, Inc.	44,512	6,284,204

Amgen, Inc.	21,720	5,553,804

Gilead Sciences, Inc.	95,648	7,512,194

		19,350,202

Building Products — 3.5%

Carlisle Cos., Inc.	11,683	2,968,533

Johnson Controls International PLC (Ireland)	111,842	5,482,495

		8,451,028

Capital Markets — 10.5%

Ameriprise Financial, Inc.	23,682	7,449,647

Bank of New York Mellon Corp.	68,305	2,902,962

Blackstone, Inc.	45,656	4,216,332

Intercontinental Exchange, Inc.	54,783	5,885,885

Morgan Stanley	68,019	4,817,106

		25,271,932

Chemicals — 3.1%

Corteva, Inc.	32,994	1,588,331

DuPont de Nemours, Inc.	80,967	5,900,875

		7,489,206

Electrical Equipment — 3.0%

nVent Electric PLC (Ireland)	148,512	7,147,883

Electronic Equipment, Instruments & Components — 0.3%

Corning, Inc.	23,446	627,415

Energy Equipment & Services — 3.4%

Baker Hughes Co.	234,007	8,054,521

Entertainment — 0.7%

Warner Bros Discovery, Inc. (1)	165,433	1,644,404

Issues	Shares	Value

Health Care Equipment & Supplies — 1.5%

GE HealthCare Technologies, Inc.	54,357	$3,618,545

Health Care Providers & Services — 6.9%

Elevance Health, Inc.	16,137	7,263,102

McKesson Corp.	20,525	9,346,264

		16,609,366

Hotels, Restaurants & Leisure — 2.3%

Darden Restaurants, Inc.	37,884	5,513,259

Household Durables — 3.1%

Lennar Corp.	69,877	7,454,478

Independent Power and Renewable Electricity Producers — 1.3%

AES Corp.	207,460	3,091,154

Industrial Conglomerates — 3.7%

General Electric Co.	82,235	8,933,188

Insurance — 2.4%

MetLife, Inc.	96,608	5,797,446

IT Services — 3.2%

International Business Machines Corp.	53,662	7,761,672

Media — 5.4%

Comcast Corp.	197,819	8,167,946

Fox Corp.	160,927	4,890,572

		13,058,518

Metals & Mining — 1.0%

Freeport-McMoRan, Inc.	72,025	2,433,005

Multi-Utilities — 0.7%

NiSource, Inc.	62,700	1,577,532

Oil, Gas & Consumable Fuels — 3.5%

Chevron Corp.	13,536	1,972,601

Exxon Mobil Corp.	61,175	6,475,374

		8,447,975

Personal Care Products — 0.5%

Kenvue, Inc.	65,605	1,220,253

Pharmaceuticals — 3.9%

Johnson & Johnson	14,620	2,168,731

Novartis AG (SP ADR) (Switzerland)	73,639	6,891,138

Sandoz Group AG (ADR) (Switzerland) (1)	14,460	373,357

		9,433,226

Retail REITs — 2.3%

Simon Property Group, Inc.	50,904	5,593,841

Semiconductors & Semiconductor Equipment — 4.4%

Broadcom, Inc.	12,557	10,565,083

Software — 1.3%

Salesforce, Inc. (1)	16,103	3,233,965

See accompanying Notes to Financial Statements.

47

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments (Continued)

Issues	Shares	Value

Specialty Retail — 1.6%

Dick’s Sporting Goods, Inc.	35,375	$3,783,356

Technology Hardware, Storage & Peripherals — 0.3%

Seagate Technology Holdings PLC	10,500	716,625

Total Common Stock

(Cost: $165,708,056)		238,542,024

MONEY MARKET INVESTMENTS — 0.6%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.30% (2)	1,487,045	1,487,045

Total Money Market Investments

(Cost: $1,487,045)		1,487,045

Total Investments (99.9%)

(Cost: $167,195,101)		240,029,069

Excess Of Other Assets Over Liabilities (0.1%)		148,545

Net Assets (100.0%)		$240,177,614

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2023.

See accompanying Notes to Financial Statements.

48

TCW Relative Value Dividend Appreciation Fund

Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
Aerospace & Defense	1.1%
Air Freight & Logistics	2.8
Automobile Components	1.8
Banks	7.5
Beverages	4.2
Biotechnology	8.1
Building Products	3.5
Capital Markets	10.5
Chemicals	3.1
Electrical Equipment	3.0
Electronic Equipment, Instruments & Components	0.3
Energy Equipment & Services	3.4
Entertainment	0.7
Health Care Equipment & Supplies	1.5
Health Care Providers & Services	6.9
Hotels, Restaurants & Leisure	2.3
Household Durables	3.1
Independent Power and Renewable Electricity Producers	1.3
Industrial Conglomerates	3.7
Insurance	2.4
IT Services	3.2
Media	5.4
Metals & Mining	1.0
Multi-Utilities	0.7
Oil, Gas & Consumable Fuels	3.5
Personal Care Products	0.5
Pharmaceuticals	3.9
Retail REITs	2.3
Semiconductors & Semiconductor Equipment	4.4
Software	1.3
Specialty Retail	1.6
Technology Hardware, Storage & Peripherals	0.3
Money Market Investments	0.6

Total	99.9%

See accompanying Notes to Financial Statements.

49

TCW Relative Value Dividend Appreciation Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$2,711,224	$—	$—	$2,711,224
Air Freight & Logistics	6,757,824	—	—	6,757,824
Automobile Components	4,235,640	—	—	4,235,640
Banks	17,935,912	—	—	17,935,912
Beverages	10,022,346	—	—	10,022,346
Biotechnology	19,350,202	—	—	19,350,202
Building Products	8,451,028	—	—	8,451,028
Capital Markets	25,271,932	—	—	25,271,932
Chemicals	7,489,206	—	—	7,489,206
Electrical Equipment	7,147,883	—	—	7,147,883
Electronic Equipment, Instruments & Components	627,415	—	—	627,415
Energy Equipment & Services	8,054,521	—	—	8,054,521
Entertainment	1,644,404	—	—	1,644,404
Health Care Equipment & Supplies	3,618,545	—	—	3,618,545
Health Care Providers & Services	16,609,366	—	—	16,609,366
Hotels, Restaurants & Leisure	5,513,259	—	—	5,513,259
Household Durables	7,454,478	—	—	7,454,478
Independent Power and Renewable Electricity Producers	3,091,154	—	—	3,091,154
Industrial Conglomerates	8,933,188	—	—	8,933,188
Insurance	5,797,446	—	—	5,797,446
IT Services	7,761,672	—	—	7,761,672
Media	13,058,518	—	—	13,058,518
Metals & Mining	2,433,005	—	—	2,433,005
Multi-Utilities	1,577,532	—	—	1,577,532
Oil, Gas & Consumable Fuels	8,447,975	—	—	8,447,975
Personal Care Products	1,220,253	—	—	1,220,253
Pharmaceuticals	9,433,226	—	—	9,433,226
Retail REITs	5,593,841	—	—	5,593,841
Semiconductors & Semiconductor Equipment	10,565,083	—	—	10,565,083
Software	3,233,965	—	—	3,233,965
Specialty Retail	3,783,356	—	—	3,783,356
Technology Hardware, Storage & Peripherals	716,625	—	—	716,625

Total Common Stock	238,542,024	—	—	238,542,024

Money Market Investments	1,487,045	—	—	1,487,045

Total Investments	$240,029,069	$—	$—	$240,029,069

See accompanying Notes to Financial Statements.

50

TCW Relative Value Large Cap Fund

Schedule of Investments	October 31, 2023

Issues	Shares	Value

COMMON STOCK — 99.5% of Net Assets

Aerospace & Defense — 2.8%

Textron, Inc.	38,362	$2,915,512

Air Freight & Logistics — 2.6%

United Parcel Service, Inc. — Class B	19,142	2,703,808

Automobiles — 0.6%

General Motors Co.	21,911	617,890

Banks — 4.0%

JPMorgan Chase & Co.	30,286	4,211,571

Beverages — 3.6%

Keurig Dr Pepper, Inc.	38,078	1,154,906

PepsiCo, Inc.	16,313	2,663,586

		3,818,492

Biotechnology — 6.7%

AbbVie, Inc.	17,823	2,516,251

Amgen, Inc.	7,973	2,038,696

Gilead Sciences, Inc.	31,909	2,506,133

		7,061,080

Building Products — 2.4%

Johnson Controls International PLC (Ireland)	50,716	2,486,098

Capital Markets — 8.1%

Ameriprise Financial, Inc.	9,008	2,833,647

Bank of New York Mellon Corp.	17,500	743,750

Intercontinental Exchange, Inc.	29,969	3,219,869

Morgan Stanley	24,500	1,735,090

		8,532,356

Chemicals — 2.2%

DuPont de Nemours, Inc.	31,366	2,285,954

Communications Equipment — 1.0%

Juniper Networks, Inc.	37,408	1,007,023

Electronic Equipment, Instruments & Components — 3.7%

Corning, Inc.	20,034	536,110

Flex Ltd. (1)	130,567	3,358,183

		3,894,293

Energy Equipment & Services — 2.8%

Baker Hughes Co.	87,064	2,996,743

Entertainment — 0.5%

Warner Bros Discovery, Inc. (1)	52,533	522,178

Financial Services — 6.6%

Apollo Global Management, Inc.	39,879	3,088,230

Fiserv, Inc. (1)	33,761	3,840,314

		6,928,544

Issues	Shares	Value

Health Care Equipment & Supplies — 1.6%

GE HealthCare Technologies, Inc.	25,585	$1,703,193

Health Care Providers & Services — 9.4%

Centene Corp. (1)	48,907	3,373,605

McKesson Corp.	10,042	4,572,725

Molina Healthcare, Inc. (1)	6,081	2,024,669

		9,970,999

Hotels, Restaurants & Leisure — 3.1%

Darden Restaurants, Inc.	22,164	3,225,527

Household Durables — 3.8%

Lennar Corp.	37,598	4,010,955

Independent Power and Renewable Electricity Producers — 1.0%

AES Corp.	69,688	1,038,351

Industrial Conglomerates — 3.3%

General Electric Co.	32,341	3,513,203

Insurance — 2.4%

MetLife, Inc.	42,782	2,567,348

IT Services — 3.6%

Akamai Technologies, Inc. (1)	8,942	923,977

International Business Machines Corp.	20,013	2,894,680

		3,818,657

Media — 5.1%

Comcast Corp.	90,369	3,731,336

Fox Corp.	54,002	1,641,121

		5,372,457

Metals & Mining — 1.8%

Freeport-McMoRan, Inc.	56,244	1,899,922

Multi-Utilities — 1.5%

NiSource, Inc.	61,983	1,559,492

Oil, Gas & Consumable Fuels — 2.9%

Exxon Mobil Corp.	29,131	3,083,516

Personal Care Products — 0.3%

Kenvue, Inc.	16,600	308,760

Real Estate Management & Development — 1.1%

Jones Lang LaSalle, Inc. (1)	9,116	1,166,119

Retail REITs — 1.3%

Simon Property Group, Inc.	12,973	1,425,603

Semiconductors & Semiconductor Equipment — 5.7%

Broadcom, Inc.	5,099	4,290,146

ON Semiconductor Corp. (1)	27,738	1,737,508

		6,027,654

Software — 1.4%

Salesforce, Inc. (1)	7,438	1,493,774

See accompanying Notes to Financial Statements.

51

TCW Relative Value Large Cap Fund

Schedule of Investments (Continued)

Issues	Shares	Value

Specialized REITs — 1.0%

Weyerhaeuser Co.	37,055	$1,063,108

Specialty Retail — 1.6%

Dick’s Sporting Goods, Inc.	16,000	1,711,200

Total Common Stock

(Cost: $64,734,685)		104,941,380

MONEY MARKET INVESTMENTS — 0.7%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.30% (2)	745,728	745,728

Total Money Market Investments

(Cost: $745,728)		745,728

Total Investments (100.2%)

(Cost: $65,480,413)		105,687,108

Liabilities In Excess Of Other Assets (-0.2%)		(180,802)

Net Assets (100.0%)		$105,506,306

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2023.

See accompanying Notes to Financial Statements.

52

TCW Relative Value Large Cap Fund

Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
Aerospace & Defense	2.8%
Air Freight & Logistics	2.6
Automobiles	0.6
Banks	4.0
Beverages	3.6
Biotechnology	6.7
Building Products	2.4
Capital Markets	8.1
Chemicals	2.2
Communications Equipment	1.0
Electronic Equipment, Instruments & Components	3.7
Energy Equipment & Services	2.8
Entertainment	0.5
Financial Services	6.5
Health Care Equipment & Supplies	1.6
Health Care Providers & Services	9.4
Hotels, Restaurants & Leisure	3.1
Household Durables	3.8
Independent Power and Renewable Electricity Producers	1.0
Industrial Conglomerates	3.3
Insurance	2.4
Media	5.1
IT Services	3.6
Metals & Mining	1.8
Multi-Utilities	1.5
Oil, Gas & Consumable Fuels	2.9
Personal Care Products	0.3
Real Estate Management & Development	1.1
Retail REITs	1.4
Semiconductors & Semiconductor Equipment	5.7
Software	1.4
Specialized REITs	1.0
Specialty Retail	1.6
Money Market Investments	0.7

Total	100.2%

See accompanying Notes to Financial Statements.

53

TCW Relative Value Large Cap Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$2,915,512	$—	$—	$2,915,512
Air Freight & Logistics	2,703,808	—	—	2,703,808
Automobiles	617,890	—	—	617,890
Banks	4,211,571	—	—	4,211,571
Beverages	3,818,492	—	—	3,818,492
Biotechnology	7,061,080	—	—	7,061,080
Building Products	2,486,098	—	—	2,486,098
Capital Markets	8,532,356	—	—	8,532,356
Chemicals	2,285,954	—	—	2,285,954
Communications Equipment	1,007,023	—	—	1,007,023
Electronic Equipment, Instruments & Components	3,894,293	—	—	3,894,293
Energy Equipment & Services	2,996,743	—	—	2,996,743
Entertainment	522,178	—	—	522,178
Financial Services	6,928,544	—	—	6,928,544
Health Care Equipment & Supplies	1,703,193	—	—	1,703,193
Health Care Providers & Services	9,970,999	—	—	9,970,999
Hotels, Restaurants & Leisure	3,225,527	—	—	3,225,527
Household Durables	4,010,955	—	—	4,010,955
Independent Power and Renewable Electricity Producers	1,038,351	—	—	1,038,351
Industrial Conglomerates	3,513,203	—	—	3,513,203
Insurance	2,567,348	—	—	2,567,348
IT Services	3,818,657	—	—	3,818,657
Media	5,372,457	—	—	5,372,457
Metals & Mining	1,899,922	—	—	1,899,922
Multi-Utilities	1,559,492	—	—	1,559,492
Oil, Gas & Consumable Fuels	3,083,516	—	—	3,083,516
Personal Care Products	308,760	—	—	308,760
Real Estate Management & Development	1,166,119	—	—	1,166,119
Retail REITs	1,425,603	—	—	1,425,603
Semiconductors & Semiconductor Equipment	6,027,654	—	—	6,027,654
Software	1,493,774	—	—	1,493,774
Specialized REITs	1,063,108	—	—	1,063,108
Specialty Retail	1,711,200	—	—	1,711,200

Total Common Stock	104,941,380	—	—	104,941,380

Money Market Investments	745,728	—	—	745,728

Total Investments	$105,687,108	$—	$—	$105,687,108

See accompanying Notes to Financial Statements.

54

TCW Relative Value Mid Cap Fund

Schedule of Investments	October 31, 2023

Issues	Shares	Value

COMMON STOCK — 98.7% of Net Assets

Aerospace & Defense — 3.2%

Textron, Inc.	30,488	$2,317,088

Air Freight & Logistics — 2.6%

CH Robinson Worldwide, Inc.	4,500	368,235

FedEx Corp.	6,298	1,512,150

		1,880,385

Automobile Components — 2.2%

American Axle & Manufacturing Holdings, Inc. (1)	63,300	427,275

BorgWarner, Inc.	30,394	1,121,539

		1,548,814

Banks — 5.7%

First Citizens BancShares, Inc.	877	1,210,909

Popular, Inc.	43,897	2,855,061

		4,065,970

Broadline Retail — 1.1%

eBay, Inc.	20,213	792,956

Building Products — 0.4%

Carlisle Cos., Inc.	1,046	265,778

Capital Markets — 1.4%

Evercore, Inc.	6,152	800,867

Interactive Brokers Group, Inc.	2,600	208,182

		1,009,049

Chemicals — 2.3%

Corteva, Inc.	9,596	461,951

DuPont de Nemours, Inc.	16,362	1,192,463

		1,654,414

Communications Equipment — 1.1%

Juniper Networks, Inc.	27,867	750,180

Construction & Engineering — 1.9%

Arcosa, Inc.	19,330	1,335,123

Consumer Finance — 1.2%

OneMain Holdings, Inc.	23,903	858,835

Consumer Staples Distribution & Retail — 2.6%

Dollar Tree, Inc. (1)	9,423	1,046,801

Sprouts Farmers Market, Inc. (1)	18,883	793,464

		1,840,265

Electronic Equipment, Instruments & Components — 5.5%

Avnet, Inc.	29,445	1,364,187

Flex Ltd. (1)	100,581	2,586,943

		3,951,130

Energy Equipment & Services — 3.8%

Baker Hughes Co.	50,247	1,729,502

Issues	Shares	Value

Energy Equipment & Services (Continued)

NOV, Inc.	47,551	$949,118

		2,678,620

Entertainment — 0.9%

Warner Bros Discovery, Inc. (1)	63,765	633,824

Financial Services — 7.7%

Apollo Global Management, Inc.	33,671	2,607,482

Equitable Holdings, Inc.	61,876	1,644,045

FleetCor Technologies, Inc. (1)	5,662	1,274,913

		5,526,440

Health Care Equipment & Supplies — 0.4%

Envista Holdings Corp. (1)	11,563	269,071

Health Care Providers & Services — 8.5%

Acadia Healthcare Co., Inc. (1)	24,240	1,781,882

Amedisys, Inc. (1)	3,799	347,571

Centene Corp. (1)	32,698	2,255,508

Henry Schein, Inc. (1)	10,145	659,222

Molina Healthcare, Inc. (1)	3,033	1,009,837

		6,054,020

Health Care REITs — 0.7%

Welltower, Inc.	6,061	506,760

Hotels, Restaurants & Leisure — 3.6%

Darden Restaurants, Inc.	14,595	2,124,011

Travel & Leisure Co.	12,207	415,404

		2,539,415

Household Durables — 7.6%

DR Horton, Inc.	15,882	1,658,081

Lennar Corp.	16,563	1,766,941

Toll Brothers, Inc.	28,468	2,012,972

		5,437,994

Independent Power and Renewable Electricity Producers — 1.2%

AES Corp.	59,400	885,060

Insurance — 6.0%

Arch Capital Group Ltd. (1)	37,740	3,271,303

Assured Guaranty Ltd.	16,008	998,899

		4,270,202

IT Services — 0.8%

Akamai Technologies, Inc. (1)	5,658	584,641

Machinery — 5.5%

AGCO Corp.	7,793	893,546

Manitowoc Co., Inc. (1)	67,869	868,723

Terex Corp.	10,234	468,717

Westinghouse Air Brake Technologies Corp.	16,249	1,722,719

		3,953,705

See accompanying Notes to Financial Statements.

55

TCW Relative Value Mid Cap Fund

Schedule of Investments (Continued)

Issues	Shares	Value

Marine Transportation — 1.5%

Kirby Corp. (1)	14,669	$1,095,774

Media — 1.2%

Interpublic Group of Cos., Inc.	31,050	881,820

Metals & Mining — 1.6%

Freeport-McMoRan, Inc.	32,985	1,114,233

Multi-Utilities — 3.0%

NiSource, Inc.	42,907	1,079,540

Sempra	15,580	1,091,068

		2,170,608

Oil, Gas & Consumable Fuels — 1.5%

ConocoPhillips	4,084	485,179

Marathon Petroleum Corp.	4,094	619,218

		1,104,397

Passenger Airlines — 1.2%

United Airlines Holdings, Inc. (1)	24,836	869,508

Personal Care Products — 1.6%

Coty, Inc. (1)	125,485	1,175,795

Pharmaceuticals — 0.6%

Perrigo Co. PLC	14,152	391,161

Professional Services — 1.0%

Jacobs Solutions, Inc.	5,326	709,956

Real Estate Management & Development — 1.7%

Jones Lang LaSalle, Inc. (1)	9,274	1,186,330

Retail REITs — 1.7%

SITE Centers Corp.	107,020	1,247,853

Issues	Shares	Value

Semiconductors & Semiconductor Equipment — 0.4%

Analog Devices, Inc.	1,716	$269,978

Specialized REITs — 0.6%

Weyerhaeuser Co.	15,745	451,724

Specialty Retail — 2.8%

Dick’s Sporting Goods, Inc.	8,311	888,861

Gap, Inc.	26,014	332,979

Guess?, Inc.	13,255	284,983

Williams-Sonoma, Inc.	3,234	485,876

		1,992,699

Technology Hardware, Storage & Peripherals — 0.4%

Seagate Technology Holdings PLC	4,100	279,825

Total Common Stock

(Cost: $48,349,611)		70,551,400

MONEY MARKET INVESTMENTS — 1.4%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.30% (2)	987,150	987,150

Total Money Market Investments

(Cost: $987,150)		987,150

Total Investments (100.1%)

(Cost: $49,336,761)		71,538,550

Liabilities In Excess Of Other Assets (-0.1%)		(90,943)

Net Assets (100.0%)		$71,447,607

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2023.

See accompanying Notes to Financial Statements.

56

TCW Relative Value Mid Cap Fund

Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
Aerospace & Defense	3.2%
Air Freight & Logistics	2.6
Automobile Components	2.2
Banks	5.7
Broadline Retail	1.1
Building Products	0.4
Capital Markets	1.4
Chemicals	2.3
Communications Equipment	1.1
Construction & Engineering	1.9
Consumer Finance	1.2
Consumer Staples Distribution & Retail	2.6
Electronic Equipment, Instruments & Components	5.5
Energy Equipment & Services	3.8
Entertainment	0.9
Financial Services	7.7
Health Care Equipment & Supplies	0.4
Health Care Providers & Services	8.5
Health Care REITs	0.7
Hotels, Restaurants & Leisure	3.6
Household Durables	7.6
IT Services	0.8
Independent Power and Renewable Electricity Producers	1.2
Insurance	6.0
Machinery	5.5
Marine Transportation	1.5
Media	1.2
Metals & Mining	1.6
Multi-Utilities	3.0
Oil, Gas & Consumable Fuels	1.5
Passenger Airlines	1.2
Personal Care Products	1.6
Pharmaceuticals	0.6
Professional Services	1.0
Real Estate Management & Development	1.7
Retail REITs	1.7
Semiconductors & Semiconductor Equipment	0.4
Specialized REITs	0.6
Specialty Retail	2.8
Technology Hardware, Storage & Peripherals	0.4
Money Market Investments	1.4

Total	100.1%

See accompanying Notes to Financial Statements.

57

TCW Relative Value Mid Cap Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$2,317,088	$—	$—	$2,317,088
Air Freight & Logistics	1,880,385	—	—	1,880,385
Automobile Components	1,548,814	—	—	1,548,814
Banks	4,065,970	—	—	4,065,970
Broadline Retail	792,956	—	—	792,956
Building Products	265,778	—	—	265,778
Capital Markets	1,009,049	—	—	1,009,049
Chemicals	1,654,414	—	—	1,654,414
Communications Equipment	750,180	—	—	750,180
Construction & Engineering	1,335,123	—	—	1,335,123
Consumer Finance	858,835	—	—	858,835
Consumer Staples Distribution & Retail	1,840,265	—	—	1,840,265
Electronic Equipment, Instruments & Components	3,951,130	—	—	3,951,130
Energy Equipment & Services	2,678,620	—	—	2,678,620
Entertainment	633,824	—	—	633,824
Financial Services	5,526,440	—	—	5,526,440
Health Care Equipment & Supplies	269,071	—	—	269,071
Health Care Providers & Services	6,054,020	—	—	6,054,020
Health Care REITs	506,760	—	—	506,760
Hotels, Restaurants & Leisure	2,539,415	—	—	2,539,415
Household Durables	5,437,994	—	—	5,437,994
Independent Power and Renewable Electricity Producers	885,060	—	—	885,060
Insurance	4,270,202	—	—	4,270,202
Machinery	3,953,705	—	—	3,953,705
IT Services	584,641	—	—	584,641
Marine Transportation	1,095,774	—	—	1,095,774
Media	881,820	—	—	881,820
Metals & Mining	1,114,233	—	—	1,114,233
Multi-Utilities	2,170,608	—	—	2,170,608
Oil, Gas & Consumable Fuels	1,104,397	—	—	1,104,397
Passenger Airlines	869,508	—	—	869,508
Personal Care Products	1,175,795	—	—	1,175,795
Pharmaceuticals	391,161	—	—	391,161
Professional Services	709,956	—	—	709,956
Real Estate Management & Development	1,186,330	—	—	1,186,330
Retail REITs	1,247,853	—	—	1,247,853
Semiconductors & Semiconductor Equipment	269,978	—	—	269,978
Specialized REITs	451,724	—	—	451,724
Specialty Retail	1,992,699	—	—	1,992,699
Technology Hardware, Storage & Peripherals	279,825	—	—	279,825

Total Common Stock	70,551,400	—	—	70,551,400

Money Market Investments	987,150	—	—	987,150

Total Investments	$71,538,550	$—	$—	$71,538,550

See accompanying Notes to Financial Statements.

58

TCW Select Equities Fund

Schedule of Investments	October 31, 2023

Issues	Shares	Value

COMMON STOCK — 98.5% of Net Assets

Broadline Retail — 6.3%

Amazon.com, Inc. (1)	253,366	$33,720,481

Capital Markets — 5.0%

Charles Schwab Corp.	153,535	7,989,961

S&P Global, Inc.	53,803	18,793,926

		26,783,887

Commercial Services & Supplies — 2.0%

Waste Connections, Inc. (Canada)	83,428	10,803,926

Consumer Staples Distribution & Retail — 3.5%

Costco Wholesale Corp.	33,672	18,601,760

Financial Services — 9.8%

Mastercard, Inc.	53,287	20,054,563

PayPal Holdings, Inc. (1)	90,603	4,693,235

Visa, Inc.	118,798	27,929,410

		52,677,208

Health Care Equipment & Supplies — 6.5%

Boston Scientific Corp. (1)	260,069	13,312,932

Dexcom, Inc. (1)	117,469	10,434,771

Intuitive Surgical, Inc. (1)	42,729	11,204,399

		34,952,102

Health Care Providers & Services — 3.4%

UnitedHealth Group, Inc.	33,583	17,985,711

Interactive Media & Services — 7.1%

Alphabet, Inc. — Class C(1)	303,995	38,090,574

IT Services — 2.9%

Gartner, Inc. (1)	30,427	10,102,981

Snowflake, Inc. (1)	36,971	5,365,601

		15,468,582

Life Sciences Tools & Services — 2.3%

IQVIA Holdings, Inc. (1)	69,228	12,518,499

Media — 2.3%

Trade Desk, Inc. (1)	171,337	12,158,074

Pharmaceuticals — 2.9%

Zoetis, Inc.	98,185	15,415,045

Semiconductors & Semiconductor Equipment — 10.9%

ASML Holding NV (Netherlands)	22,374	13,397,775

NVIDIA Corp.	109,813	44,781,741

		58,179,516

Issues	Shares	Value

Software — 24.7%

Adobe, Inc. (1)	32,063	$17,059,440

Crowdstrike Holdings, Inc. (1)	79,294	14,016,800

Microsoft Corp.	112,399	38,003,226

Palo Alto Networks, Inc. (1)	47,060	11,436,521

Salesforce, Inc. (1)	77,018	15,467,525

ServiceNow, Inc. (1)	62,712	36,488,977

		132,472,489

Specialized REITs — 2.6%

American Tower Corp.	78,385	13,967,423

Specialty Retail — 4.0%

Home Depot, Inc.	44,475	12,661,588

Ulta Beauty, Inc. (1)	22,868	8,719,797

		21,381,385

Textiles, Apparel & Luxury Goods — 2.3%

NIKE, Inc. — Class B	118,528	12,181,123

Total Common Stock

(Cost: $214,261,124)		527,357,785

MONEY MARKET INVESTMENTS — 1.6%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.30% (2)	8,880,503	8,880,503

Total Money Market Investments

(Cost: $8,880,503)		8,880,503

Total Investments (100.1%)

(Cost: $223,141,627)		536,238,288

Liabilities In Excess Of Other Assets (-0.1%)		(710,133)

Net Assets (100.0%)		$535,528,155

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2023.

See accompanying Notes to Financial Statements.

59

TCW Select Equities Fund

Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
Broadline Retail	6.3%
Capital Markets	5.0
Commercial Services & Supplies	2.0
Consumer Staples Distribution & Retail	3.5
Financial Services	9.8
Health Care Equipment & Supplies	6.5
Health Care Providers & Services	3.4
Interactive Media & Services	7.1
IT Services	2.9
Life Sciences Tools & Services	2.3
Media	2.3
Pharmaceuticals	2.9
Semiconductors & Semiconductor Equipment	10.9
Software	24.7
Specialized REITs	2.6
Specialty Retail	4.0
Textiles, Apparel & Luxury Goods	2.3
Money Market Investments	1.6

Total	100.1%

See accompanying Notes to Financial Statements.

60

TCW Select Equities Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Broadline Retail	$33,720,481	$—	$—	$33,720,481
Capital Markets	26,783,887	—	—	26,783,887
Commercial Services & Supplies	10,803,926	—	—	10,803,926
Consumer Staples Distribution & Retail	18,601,760	—	—	18,601,760
Financial Services	52,677,208	—	—	52,677,208
Health Care Equipment & Supplies	34,952,102	—	—	34,952,102
Health Care Providers & Services	17,985,711	—	—	17,985,711
Interactive Media & Services	38,090,574	—	—	38,090,574
IT Services	15,468,582	—	—	15,468,582
Life Sciences Tools & Services	12,518,499	—	—	12,518,499
Media	12,158,074	—	—	12,158,074
Pharmaceuticals	15,415,045	—	—	15,415,045
Semiconductors & Semiconductor Equipment	58,179,516	—	—	58,179,516
Software	132,472,489	—	—	132,472,489
Specialized REITs	13,967,423	—	—	13,967,423
Specialty Retail	21,381,385	—	—	21,381,385
Textiles, Apparel & Luxury Goods	12,181,123	—	—	12,181,123

Total Common Stock	527,357,785	—	—	527,357,785

Money Market Investments	8,880,503	—	—	8,880,503

Total Investments	$536,238,288	$—	$—	$536,238,288

See accompanying Notes to Financial Statements.

61

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2023

	TCW Artificial Intelligence Equity Fund	TCW Conservative Allocation Fund		TCW Global Real Estate Fund	TCW New America Premier Equities Fund
ASSETS
Investments, at Value (1)	$24,679,714	$1,223,296		$22,968,656	$167,579,266
Investment in Affiliated Issuers, at Value	—	26,264,477	(2)	—	—
Foreign Currency, at Value (3)	—	—		—	8
Receivable for Securities Sold	—	—		1,023,717	—
Receivable for Fund Shares Sold	108,156	—		1,704	93,662
Interest and Dividends Receivable	7,058	36,110		22,852	5,985
Foreign Tax Reclaims Receivable	—	—		13,857	—
Receivable from Investment Advisor	12,737	1,316		10,591	3,581
Cash Collateral Held for Brokers	—	—		—	3
Prepaid Expenses	9,128	22,502		3,916	12,237

Total Assets	24,816,793	27,547,701		24,045,293	167,694,742

LIABILITIES
Payable for Securities Purchased	—	—		349,073	—
Payable for Fund Shares Redeemed	24,843	—		8,623	42,790
Accrued Directors’ Fees and Expenses	10,958	10,956		10,956	10,945
Deferred Accrued Directors’ Fees and Expenses	1,310	1,310		1,310	1,310
Accrued Management Fees	15,152	—		16,492	94,561
Accrued Distribution Fees	892	68		1,654	4,692
Options Written, at Value (4)	—	—		1,125	—
Transfer Agent Fees Payable	8,731	4,707		6,972	15,898
Administration Fee Payable	1,034	2,563		2,769	13,766
Audit Fees Payable	17,373	14,155		18,511	20,925
Accounting Fees Payable	1,092	2,468		3,261	14,001
Custodian Fees Payable	5,969	5,382		9,256	13,775
Legal Fees Payable	308	493		543	1,868
Other Accrued Expenses	16,254	22,814		18,222	28,490

Total Liabilities	103,916	64,916		448,767	263,021

NET ASSETS	$24,712,877	$27,482,785		$23,596,526	$167,431,721

NET ASSETS CONSIST OF:
Paid-in Capital	$23,515,650	$27,914,900		$36,381,324	$112,828,926
Accumulated Earnings (Loss)	1,197,227	(432,115)		(12,784,798)	54,602,795

NET ASSETS	$24,712,877	$27,482,785		$23,596,526	$167,431,721

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$20,609,495	$27,165,305		$16,001,278	$145,705,014

N Class Share	$4,103,382	$317,480		$7,595,248	$21,726,707

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	1,113,673	2,592,466		1,666,152	5,657,321

N Class Share	222,867	30,262		791,860	852,866

NET ASSET VALUE PER SHARE: (6)
I Class Share	$18.51	$10.48		$9.60	$25.76

N Class Share	$18.41	$10.49		$9.59	$25.47

(1)

The identified cost for the TCW Artificial Intelligence Equity Fund, the TCW Conservative Allocation Fund, the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund at October 31, 2023 was $21,318,663, $1,179,847, $25,730,885 and $111,353,386, respectively.

(2)	The identified cost for investments in affiliated issuers of the TCW Conservative Allocation Fund was $26,949,590.
(3)	The identified cost for the TCW New America Premier Equities Fund at October 31, 2023 was $8.
(4)	Premium received 19,867.
(5)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2023

	TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
ASSETS
Investments, at Value (1)	$240,029,069	$105,687,108	$71,538,550	$536,238,288
Receivable for Securities Sold	1,073,776	103,922	270,346	—
Receivable for Fund Shares Sold	6,468	10,642	324	307,461
Interest and Dividends Receivable	327,826	120,206	52,223	95,873
Foreign Tax Reclaims Receivable	203,251	—	—	—
Receivable from Investment Advisor	21,545	10,060	9,991	13,659
Prepaid Expenses	13,025	12,544	20,087	14,100

Total Assets	241,674,960	105,944,482	71,891,521	536,669,381

LIABILITIES
Payable for Securities Purchased	1,162,193	212,265	308,065	—
Payable for Fund Shares Redeemed	19,737	24,391	6	499,380
Accrued Directors’ Fees and Expenses	10,937	10,949	10,952	10,911
Deferred Accrued Directors’ Fees and Expenses	1,310	1,310	1,310	1,310
Accrued Management Fees	124,664	55,206	43,194	302,844
Accrued Distribution Fees	36,748	1,825	2,557	23,129
Transfer Agent Fees Payable	26,178	14,420	11,695	74,806
Administration Fee Payable	23,293	10,345	6,952	49,992
Audit Fees Payable	21,096	61,208	20,978	22,581
Accounting Fees Payable	20,091	9,053	6,261	57,989
Custodian Fees Payable	19,514	11,843	10,838	45,320
Legal Fees Payable	2,990	1,418	1,019	6,356
Other Accrued Expenses	28,595	23,943	20,087	46,608

Total Liabilities	1,497,346	438,176	443,914	1,141,226

NET ASSETS	$240,177,614	$105,506,306	$71,447,607	$535,528,155

NET ASSETS CONSIST OF:
Paid-in Capital	$163,152,487	$61,020,946	$48,528,882	$152,000,031
Accumulated Earnings (Loss)	77,025,127	44,485,360	22,918,725	383,528,124

NET ASSETS	$240,177,614	$105,506,306	$71,447,607	$535,528,155

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$70,332,307	$97,169,301	$59,646,727	$429,235,965

N Class Share	$169,845,307	$8,337,005	$11,800,880	$106,292,190

CAPITAL SHARES OUTSTANDING: (2)
I Class Share	3,742,515	7,675,937	2,566,279	16,917,113

N Class Share	8,838,508	661,636	525,382	5,128,182

NET ASSET VALUE PER SHARE: (3)
I Class Share	$18.79	$12.66	$23.24	$25.37

N Class Share	$19.22	$12.60	$22.46	$20.73

(1)

The identified cost for the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Large Cap Fund, the TCW Relative Value Mid Cap Fund and the TCW Select Equities Fund at October 31, 2023 was $167,195,101, $65,480,413, $49,336,761 and $223,141,627, respectively.

(2)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(3)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2023

	TCW Artificial Intelligence Equity Fund	TCW Conservative Allocation Fund	TCW Global Real Estate Fund	TCW New America Premier Equities Fund
INVESTMENT INCOME
Income:
Dividends	$114,057 (1)	$26,100	$1,007,016 (1)	$1,124,328	(1)
Non-Cash Dividend Income	—	—	—	618,237
Dividends from Investment in Affiliated Issuers	—	962,559	—	—
Interest	—	—	—	27

Total	114,057	988,659	1,007,016	1,742,592

Expenses:
Management Fees	115,408	—	233,450	1,086,376
Accounting Services Fees	981	2,282	2,976	12,927
Administration Fees	306	2,335	2,067	11,706
Transfer Agent Fees:
I Class	16,773	9,239	11,332	51,178
N Class	9,346	6,205	11,429	25,509
Custodian Fees	4,477	4,033	7,132	12,504
Professional Fees	24,577	19,866	26,238	34,758
Directors’ Fees and Expenses	45,901	45,901	45,901	45,907
Registration Fees:
I Class	17,790	16,017	17,874	15,922
N Class	16,548	16,017	17,838	15,515
Distribution Fees:
N Class	8,531	845	26,336	54,540
Compliance Expense	12,485	12,485	6,241	6,241
Shareholder Reporting Expense	3,736	2,940	3,769	5,176
Other	9,825	10,028	16,609	23,943

Total	286,684	148,193	429,192	1,402,202

Less Expenses Borne by Investment Advisor:
I Class	(87,861)	—	(81,336)	—
N Class	(47,021)	(21,985)	(74,677)	(30,770)

Net Expenses	151,802	126,208	273,179	1,371,432

Net Investment Income (Loss)	(37,745)	862,451	733,837	371,160

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(505,340)	—	(2,601,924)	4,376,184
Investments in Affiliated Issuers	—	(717,525)	—	—
Realized Gain Received as Distribution from Affiliated Issuers	—	467,003	—	—
Foreign Currency	(579)	—	(10,807)	13,068
Options Written	—	—	72,770	—
Change in Unrealized Appreciation on:
Investments	2,670,313	154,157	678,150	19,815,647
Foreign Currency	22	—	681	48
Investments in Affiliated Issuers	—	374,636	—	—
Options Written	—	—	22,761	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	2,164,416	278,271	(1,838,369)	24,204,947

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,126,671	$1,140,722	$(1,104,532)	$24,576,107

(1)

Net of foreign taxes withheld. Total amounts withheld for the TCW Artificial Intelligence Equity Fund, the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund were $3,886, $27,253 and $66,137, respectively.

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2023

	TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
INVESTMENT INCOME
Income:
Dividends	$6,799,541 (1)	$2,529,721	$1,315,501 (1)	$3,459,387 (1)

Total	6,799,541	2,529,721	1,315,501	3,459,387

Expenses:
Management Fees	1,563,958	694,306	538,738	3,654,843
Accounting Services Fees	18,585	8,374	5,791	53,421
Administration Fees	21,442	9,314	5,986	43,425
Transfer Agent Fees:
I Class	37,253	57,368	48,820	294,144
N Class	154,800	11,533	14,561	93,754
Custodian Fees	17,971	10,823	10,015	42,257
Professional Fees	38,965	73,742	32,104	51,280
Directors’ Fees and Expenses	45,911	45,905	45,903	45,924
Registration Fees:
I Class	17,513	16,836	16,136	21,226
N Class	20,272	16,922	16,407	17,686
Distribution Fees:
N Class	466,406	22,977	32,207	269,513
Compliance Expense	6,241	6,241	6,241	6,241
Shareholder Reporting Expense	6,649	5,405	5,449	7,083
Other	28,105	18,474	17,090	60,330

Total	2,444,071	998,220	795,448	4,661,127

Less Expenses Borne by Investment Advisor:
I Class	(32,860)	(131,527)	(75,574)	—
N Class	(213,471)	(38,263)	(52,785)	(139,470)

Net Expenses	2,197,740	828,430	667,089	4,521,657

Net Investment Income (Loss)	4,601,801	1,701,291	648,412	(1,062,270)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	7,879,414	4,506,070	1,275,486	79,884,913
Foreign Currency	—	—	—	(41)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,259,810)	(1,916,031)	(941,368)	15,375,183

Net Realized and Unrealized Gain (Loss) on Investments	4,619,604	2,590,039	334,118	95,260,055

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,221,405	$4,291,330	$982,530	$94,197,785

(1)

Net of foreign taxes withheld. Total amounts withheld for the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Mid Cap Fund and the TCW Select Equities Fund were $39,360, $9,767 and $38,196, respectively.

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Artificial Intelligence Equity Fund		TCW Conservative Allocation Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
OPERATIONS
Net Investment Income (Loss)	$(37,745)	$(57,357)	$862,451	$622,915
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(505,919)	(1,561,174)	(250,522)	1,018,162
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	2,670,335	(5,292,894)	528,793	(7,499,120)

Increase (Decrease) in Net Assets Resulting from Operations	2,126,671	(6,911,425)	1,140,722	(5,858,043)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	—	(815,308)	(1,303,274)	(3,251,567)

NET CAPITAL SHARE TRANSACTIONS
I Class	11,306,051	(208,373)	(297,406)	1,248,923
N Class	306,020	(26,162)	(28,153)	(167,827)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	11,612,071	(234,535)	(325,559)	1,081,096

Increase (Decrease) in Net Assets	13,738,742	(7,961,268)	(488,111)	(8,028,514)
NET ASSETS
Beginning of year	10,974,135	18,935,403	27,970,896	35,999,410

End of year	$24,712,877	$10,974,135	$27,482,785	$27,970,896

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Real Estate Fund		TCW New America Premier Equities Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
OPERATIONS
Net Investment Income (Loss)	$733,837	$863,590	$371,160	$(400,701)
Net Realized Gain (Loss) on Investments, Options Written and Foreign Currency Transactions	(2,539,961)	(7,136,200)	4,389,252	(5,950,051)
Change in Unrealized Appreciation (Depreciation) on Investments, Options Written and Foreign Currency Transactions	701,592	(6,962,123)	19,815,695	(41,048,005)

Increase (Decrease) in Net Assets Resulting from Operations	(1,104,532)	(13,234,733)	24,576,107	(47,398,757)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(424,761)	(3,597,946)	(6,701)	(26,427,279)
Return of Capital	—	(447,356)	—	—

Total Distributions to Shareholders	(424,761)	(4,045,302)	(6,701)	(26,427,279)

NET CAPITAL SHARE TRANSACTIONS
I Class	(609,032)	3,859,420	(3,710,481)	(9,546,382)
N Class	(3,614,047)	3,186,663	(1,294,103)	(631,927)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(4,223,079)	7,046,083	(5,004,584)	(10,178,309)

Increase (Decrease) in Net Assets	(5,752,372)	(10,233,952)	19,564,822	(84,004,345)
NET ASSETS
Beginning of year	29,348,898	39,582,850	147,866,899	231,871,244

End of year	$23,596,526	$29,348,898	$167,431,721	$147,866,899

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Dividend Appreciation Fund		TCW Relative Value Large Cap Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
OPERATIONS
Net Investment Income	$4,601,801	$4,598,582	$1,701,291	$1,655,018
Net Realized Gain on Investments	7,879,414	10,945,801	4,506,070	6,315,555
Change in Unrealized Depreciation on Investments	(3,259,810)	(22,428,051)	(1,916,031)	(14,397,777)

Increase (Decrease) in Net Assets Resulting from Operations	9,221,405	(6,883,668)	4,291,330	(6,427,204)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(15,095,694)	(29,507,424)	(7,648,805)	(10,172,684)

NET CAPITAL SHARE TRANSACTIONS
I Class	1,735,314	2,823,123	(825,922)	(877,613)
N Class	(5,460,294)	3,156,898	(405,636)	(137,752)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(3,724,980)	5,980,021	(1,231,558)	(1,015,365)

Decrease in Net Assets	(9,599,269)	(30,411,071)	(4,589,033)	(17,615,253)
NET ASSETS
Beginning of year	249,776,883	280,187,954	110,095,339	127,710,592

End of year	$240,177,614	$249,776,883	$105,506,306	$110,095,339

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Mid Cap Fund		TCW Select Equities Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
OPERATIONS
Net Investment Income (Loss)	$648,412	$597,540	$(1,062,270)	$(3,028,857)
Net Realized Gain on Investments and Foreign Currency Transactions	1,275,486	1,053,361	79,884,872	101,011,838
Change in Unrealized Appreciation (Depreciation) on Investments	(941,368)	(10,556,257)	15,375,183	(428,876,001)

Increase (Decrease) in Net Assets Resulting from Operations	982,530	(8,905,356)	94,197,785	(330,893,020)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(1,893,519)	(10,250,919)	(90,886,566)	(115,374,235)

NET CAPITAL SHARE TRANSACTIONS
I Class	(2,312,629)	5,957,013	(38,612,039)	20,168,808
N Class	(1,236,101)	(145,718)	3,302,527	(1,698,839)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(3,548,730)	5,811,295	(35,309,512)	18,469,969

Decrease in Net Assets	(4,459,719)	(13,344,980)	(31,998,293)	(427,797,286)
NET ASSETS
Beginning of year	75,907,326	89,252,306	567,526,448	995,323,734

End of year	$71,447,607	$75,907,326	$535,528,155	$567,526,448

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc. (the “Company”), a Maryland corporation, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 16 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has its own investment objective and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Diversified U.S. Equity Funds

TCW Artificial Intelligence Equity Fund	Seeks long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in publicly traded equity securities of businesses that the portfolio managers believe are benefitting from or have the potential to benefit from advances in the use of artificial intelligence.

TCW Global Real Estate Fund	Seeks to maximize total return from current income and long-term capital growth by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of real estate investment trusts (“REITs”) and real estate companies. Under normal market conditions, the Fund invests in securities of issuers located in at least three different countries (one of which may be the United States) and invests at least 30% of its net assets, plus any borrowings for investment purposes, in securities of issuers domiciled outside the United States or whose primary business operations are outside the United States, including pooled investment vehicles domiciled in the United States that invest principally in non-U.S. securities.

TCW New America Premier Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies; intends to achieve its objective by investing primarily in a portfolio of companies the portfolio manager believes are enduring, cash generating businesses whose leaders prudently manage their environmental, social, and financial resources and whose shares are attractively valued relative to free cash flow generated by the businesses.

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Note 1 — Organization (Continued)

TCW Fund	Investment Objectives and Principal Investment Strategies
TCW Relative Value Dividend Appreciation Fund	Seeks to realize a high level of dividend income consistent with prudent investment management, with a secondary objective of capital appreciation, by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of companies that have a record of paying dividends.
Diversified U.S. Equity Funds
TCW Relative Value Large Cap Fund	Seeks capital appreciation, with a secondary goal of current income, by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies (i.e., companies with a market capitalization of greater than $1 billion at the time of purchase).

TCW Relative Value Mid Cap Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of mid-capitalization companies (i.e., companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell MidCap® Index).

TCW Select Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund invests primarily in equity securities of mid- and large-capitalization companies.
Fund of Funds
TCW Conservative Allocation Fund	Seeks to provide current income, and secondarily, long-term capital appreciation by investing in a combination of fixed income funds and equity funds that utilize diverse investment styles, such as growth and/or value investing.

All of the Funds currently offer two classes of shares: I Class and N Class. The two classes of a Fund are substantially the same except that the N Class shares are subject to a distribution fee (see Note 7).

The TCW Conservative Allocation Fund is a “fund of funds” that invests in affiliated and unaffiliated funds which are identified on the Schedule of Investments.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. Options on equity securities and options on indexes were valued using mid prices (average of bid and ask prices) as reported by the exchange or pricing service. Investments in open-end mutual funds including money market funds were valued based on the NAV per share as reported by the investment companies. All other securities for which over-the-counter (“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Company’s Board of Directors (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.

The Advisor, as the valuation designee, uses a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zone differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model was utilized each trading day and was not dependent on certain thresholds or triggers.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable

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October 31, 2023

Note 2 — Significant Accounting Policies (Continued)

inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

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Mutual funds.    Open-end mutual funds including money market funds are valued using the NAV as reported by the fund companies. As such, they are categorized as Level 1.

Options contracts.    Options contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Warrants.    Warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy.

The summary of the inputs used as of October 31, 2023 in valuing the Funds’ investments is listed after the Schedule of Investments for each Fund.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

TCW NEW AMERICA PREMIER EQUITIES FUND	WARRANTS	TOTAL
Balance as of October 31, 2022	$—	$—
Accrued Discounts (Premiums)	—	—
Realized Gain (Loss)	—	—
Change in Unrealized Appreciation (Depreciation)*	1	1
Purchases	—	—
Sales	—	—
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of October 31, 2023	$1	$1

*

The change in unrealized appreciation (depreciation) on securities still held at October 31, 2023 was $1 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

Significant unobservable valuation inputs for Level 3 investments as of October 31, 2023 are as follows:

Description	Fair Value at 10/31/2023	Valuation Techniques	Unobservable Input	Price or Price Range		Average Weighted Price		Input to Valuation If Input Increases
TCW New America Premier Equities Fund
Warrants	$1	Broker Quote	Offered Quote	$0.000	*	$0.000	*	Increase

*	Amount rounds to less than $0.0005.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

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Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class- specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Global Real Estate Fund and the TCW Relative Value Dividend Appreciation Fund declare and pay, or reinvest, dividends from net investment income quarterly. The other Equity Funds and TCW Conservative Allocation Fund declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, derivative transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year. Distributions received from real estate investment trusts may include return of capital which is treated as a reduction in the cost basis of those investments. Distributions received, if any, in excess of the cost basis of a security is recognized as capital gain.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to

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Note 2 — Significant Accounting Policies (Continued)

-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2023, the TCW Global Real Estate Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories:

TCW Global Real Estate Fund	Equity Risk
Statement of Assets and Liabilities:
Asset Derivatives
Investments (1)	$75,150

Total Value	$75,150

Liability Derivatives
Written Options	$(1,125)

Total Value	$(1,125)

Statement of Operations:
Net Realized Gain (Loss)
Investments (2)	$(37,922)
Options Written	72,770

Net Realized Gain (Loss)	$34,848

Net Change in Appreciation (Depreciation)
Investments (3)	(117,164)
Options Written	22,761

Net Change in Appreciation (Depreciation)	$(94,403)

Number of Contracts (4)
Options Purchased	270
Options Written	270

(1)	Represents purchased options, at value.
(2)	Represents realized gain (loss) for purchased options.
(3)	Represents change in unrealized appreciation (depreciation) for purchased options during the year.
(4)	Amount disclosed represents average notional amounts which are representative of the volume traded for the year ended October 31, 2023.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate

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Note 2 — Significant Accounting Policies (Continued)

customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

For OTC derivatives, the Funds mitigate their counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/ or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

Master Agreements and Netting Arrangements.    Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations,

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Note 2 — Significant Accounting Policies (Continued)

representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit-related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements, can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The Funds had no OTC derivatives for offset under an ISDA Master Agreement as of October 31, 2023.

Note 3 — Portfolio Investments

When-Issued, Delayed-Delivery and Forward Commitment Transactions:    The Funds, with the exception of the TCW Conservative Allocation Fund, may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

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Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them. There were no when-issued, delayed-delivery or forward commitment transactions in the Funds during the year ended October 31, 2023.

Repurchase Agreements:    The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2023.

Securities Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2023.

Derivatives:

Options:    The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently

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Note 3 — Portfolio Investments (Continued)

above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

During the year ended October 31, 2023, the TCW Global Real Estate Fund entered into option contracts to hedge the Fund’s investments from market volatility in the real estate sector.

Note 4 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, and so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

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Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

Equity Risk:    Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected by changes in a company’s financial condition and in overall market, economic and political conditions.

Concentration Risk:    Although the TCW New America Premier Equities Fund and TCW Select Equities Fund technically remain diversified funds, the relative increase in the market value of certain holdings has made each Fund’s portfolio sufficiently concentrated that investors in the Fund are now subject to the same risks as investing in a non-diversified mutual fund. Non-diversification risk is the risk that the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers. There can be no assurances as to when or whether each Fund will become less concentrated.

For more information on risks related to investing in the Funds, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 800-FUND-TCW (800-386-3829).

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Conservative Allocation Fund	$673,081	$—	$673,081
TCW New America Premier Equities Fund	120,742	—	120,742
TCW Global Real Estate Fund	96,484	—	96,484
TCW Relative Value Dividend Appreciation Fund	354,565	7,477,960	7,832,525
TCW Relative Value Large Cap Fund	1,311,495	3,949,839	5,261,334
TCW Relative Value Mid Cap Fund	114,490	1,266,145	1,380,635
TCW Select Equities Fund	—	71,729,770	71,729,770

At the end of the previous fiscal year ended October 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Conservative Allocation Fund	$408,519	$733,388	$1,141,907
TCW Relative Value Dividend Appreciation Fund	161,358	10,751,733	10,913,091
TCW Relative Value Large Cap Fund	1,357,088	6,011,662	7,368,750
TCW Relative Value Mid Cap Fund	112,160	1,259,325	1,371,485
TCW Select Equities Fund	—	90,954,258	90,954,258

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Note 5 — Federal Income Taxes (Continued)

Permanent differences incurred during the year ended October 31, 2023, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Artificial Intelligence Equity Fund	$43,568	$579	$(44,147)
TCW Conservative Allocation Fund	(28,374)	28,374	—
TCW Global Real Estate Fund	(212,592)	212,592	—
TCW New America Premier Equities Fund	13,068	(13,068)	—
TCW Relative Value Dividend Appreciation Fund	(64,840)	(447,618)	512,458
TCW Relative Value Large Cap Fund	(101,475)	(356,091)	457,566
TCW Relative Value Mid Cap Fund	(11,874)	(26,777)	38,651
TCW Select Equities Fund	2,389,065	(8,292,130)	5,903,065

During the year ended October 31, 2023, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Conservative Allocation Fund	$569,886	$733,388	$1,303,274
TCW Global Real Estate Fund	424,761	—	424,761
TCW New America Premier Equities Fund	6,701	—	6,701
TCW Relative Value Dividend Appreciation Fund	4,343,754	10,751,940	15,095,694
TCW Relative Value Large Cap Fund	1,637,144	6,011,662	7,648,806
TCW Relative Value Mid Cap Fund	634,208	1,259,311	1,893,519
TCW Select Equities Fund	—	90,886,566	90,886,566

During the previous fiscal year ended October 31, 2022, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Artificial Intelligence Equity Fund	$49,033	$766,275	$—	$815,308
TCW Conservative Allocation Fund	1,276,879	1,974,688	—	3,251,567
TCW Global Real Estate Fund	3,083,570	514,376	447,356	4,045,302
TCW New America Premier Equities Fund	13,075,005	13,352,274	—	26,427,279
TCW Relative Value Dividend Appreciation Fund	4,684,797	24,822,627	—	29,507,424
TCW Relative Value Large Cap Fund	2,201,494	7,971,190	—	10,172,684
TCW Relative Value Mid Cap Fund	482,013	9,768,906	—	10,250,919
TCW Select Equities Fund	—	115,374,235	—	115,374,235

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Note 5 — Federal Income Taxes (Continued)

At October 31, 2023, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Artificial Intelligence Equity Fund	$4,084,859	$(884,243)	$3,200,616	$21,479,098
TCW Conservative Allocation Fund	2,109,113	(3,141,950)	(1,032,837)	28,520,610
TCW Global Real Estate Fund	824,862	(4,113,831)	(3,288,969)	26,257,625
TCW New America Premier Equities Fund	56,366,439	(435,408)	55,931,031	111,648,235
TCW Relative Value Dividend Appreciation Fund	71,594,931	(2,402,330)	69,192,601	170,836,468
TCW Relative Value Large Cap Fund	40,233,625	(1,009,599)	39,224,026	66,463,082
TCW Relative Value Mid Cap Fund	23,236,324	(1,698,238)	21,538,086	50,000,464
TCW Select Equities Fund	320,441,592	(7,599,260)	312,842,332	223,395,956

At October 31, 2023, the following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes:

	Short- Term Capital Losses	Long-Term Capital Losses	Total
TCW Artificial Intelligence Equity Fund	$918,550	$1,045,926	$1,964,476
TCW Conservative Allocation Fund	—	72,358	72,358
TCW Global Real Estate Fund	8,247,454	1,304,928	9,552,382
TCW New America Premier Equities Fund	1,448,978	—	1,448,978

The Funds did not have any unrecognized tax benefits at October 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2023. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Artificial Intelligence Equity Fund	0.70%
TCW Global Real Estate Fund	0.80%
TCW New America Premier Equities Fund	0.65%
TCW Relative Value Dividend Appreciation Fund	0.60%
TCW Relative Value Large Cap Fund	0.60%
TCW Relative Value Mid Cap Fund	0.70%
TCW Select Equities Fund	0.65%

The TCW Conservative Allocation Fund does not pay management fees to the Advisor; however, the Fund pays management fees indirectly as a shareholder in the underlying affiliated funds.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 6 — Fund Management Fees and Other Expenses (Continued)

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Artificial Intelligence Equity Fund
I Class	0.90	% (1)
N Class	1.00	% (1)
TCW Conservative Allocation Fund
I Class	0.85	% (1)
N Class	0.85	% (1)
TCW Global Real Estate Fund
I Class	0.90	% (1)
N Class	1.00	% (1)
TCW New America Premier Equities Fund
I Class	1.04	% (2)
N Class	1.04	% (2)
TCW Relative Value Dividend Appreciation Fund
I Class	0.70	% (1)
N Class	0.90	% (1)
TCW Relative Value Large Cap Fund
I Class	0.70	% (1)
N Class	0.90	% (1)
TCW Relative Value Mid Cap Fund
I Class	0.85	% (1)
N Class	0.95	% (1)
TCW Select Equities Fund
I Class	0.80	% (1)
N Class	1.00	% (1)

(1)	These limitations are based on an agreement between the Advisor and the Company.
(2)

Limitation based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2023. These limitations are voluntary and terminable in a six months’ notice.

Any advisory fee reduced or withheld, or expense reimbursement paid, pursuant to the Expense Limitation Agreement will be reimbursed by the appropriate Fund to the Advisor in the first, second or third fiscal year after the fiscal year of the reduction or reimbursement. The Advisor may not receive reimbursement for previous reductions or reimbursements before payment of a Fund’s operating expenses for the current year, and cannot cause a Fund to exceed the expense limitation in effect for that Fund (i) at the time the fees and expenses would have been incurred or (ii) at the time the Advisor would recoup that reduction or reimbursement. In addition, any recoupment may not exceed any more restrictive limitation to which the Advisor has agreed.

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TCW Funds, Inc.

October 31, 2023

Note 6 — Fund Management Fees and Other Expenses (Continued)

At October 31, 2023, the balance of recoupable expenses with expiration dates for the Funds were as follows:

Fund	Expires 10/31/2026
TCW Artificial Intelligence Equity Fund	$70,312
TCW Conservative Allocation Fund	21,985
TCW Global Real Estate Fund	78,729
TCW New America Premier Equities Fund	30,770
TCW Relative Value Dividend Appreciation Fund	246,331
TCW Relative Value Large Cap Fund	110,649
TCW Relative Value Mid Cap Fund	120,182
TCW Select Equities Fund	139,470

Total	818,428

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statements of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 8 — Transactions with Affiliates

The ownership percentage of the TCW Conservative Allocation Fund in each of the affiliated underlying funds at October 31, 2023 is as follows:

Name of Affiliated Fund	Ownership Percentage (1)
Metropolitan West High Yield Bond Fund	0.06%
Metropolitan West Low Duration Bond Fund	0.13%
Metropolitan West Total Return Bond Fund	0.01%
Metropolitan West Unconstrained Bond Fund	0.10%
TCW Artificial Intelligence Equity Fund	1.17%
TCW Emerging Markets Income Fund	0.01%
TCW Enhanced Commodity Strategy Fund	3.10%
TCW Global Bond Fund	5.38%
TCW Global Real Estate Fund	4.87%
TCW New America Premier Equities Fund	1.66%
TCW Relative Value Large Cap Fund	2.08%
TCW Relative Value Mid Cap Fund	0.52%
TCW Select Equities Fund	0.41%
TCW Total Return Bond Fund	0.20%

(1)	Percentage ownership based on total net assets of the underlying fund.

The financial statements of the Funds not contained in this report are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov.

85

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2023 were as follows:

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Artificial Intelligence Equity Fund	$16,466,294	$5,164,040	$—	$—
TCW Conservative Allocation Fund	6,739,586	6,949,083	—	—
TCW Global Real Estate Fund	18,211,378	21,470,862	—	—
TCW New America Premier Equities Fund	55,808,084	62,221,911	—	—
TCW Relative Value Dividend Appreciation Fund	47,406,044	57,085,264	—	—
TCW Relative Value Large Cap Fund	22,590,250	29,633,658	—	—
TCW Relative Value Mid Cap Fund	20,822,088	22,607,497	—	—
TCW Select Equities Fund	57,521,826	178,516,348	—	—

Note 10 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Artificial Intelligence Equity Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	1,045,470	$19,419,928	165,492	$2,990,723
Shares Issued upon Reinvestment of Dividends	—	—	20,832	500,393
Shares Redeemed	(454,533)	(8,113,877)	(201,952)	(3,699,489)

Net Increase	590,937	$11,306,051	(15,628)	$(208,373)

N Class	Shares	Amount	Shares	Amount
Shares Sold	183,641	$3,284,464	21,781	$444,037
Shares Issued upon Reinvestment of Dividends	—	—	9,882	236,567
Shares Redeemed	(176,269)	(2,978,444)	(36,276)	(706,766)

Net Increase	7,372	$306,020	(4,613)	$(26,162)

TCW Conservative Allocation Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	60,434	$653,546	111,098	$1,437,247
Shares Issued upon Reinvestment of Dividends	122,846	1,271,450	246,578	3,156,193
Shares Redeemed	(205,301)	(2,222,402)	(269,101)	(3,344,517)

Net Decrease	(22,021)	$(297,406)	88,575	$1,248,923

N Class	Shares	Amount	Shares	Amount
Shares Sold	2,051	$22,475	21,102	$286,952
Shares Issued upon Reinvestment of Dividends	1,353	14,048	6,087	78,156
Shares Redeemed	(5,993)	(64,676)	(46,990)	(532,935)

Net Decrease	(2,589)	$(28,153)	(19,801)	$(167,827)

86

TCW Funds, Inc.

October 31, 2023

Note 10 — Capital Share Transactions (Continued)

TCW Global Real Estate Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	484,788	$5,181,030	1,238,351	$16,219,964
Shares Issued upon Reinvestment of Dividends	24,560	259,411	155,575	2,152,811
Shares Redeemed	(563,913)	(6,049,473)	(1,288,095)	(14,513,355)

Net Decrease	(54,565)	$(609,032)	105,831	$3,859,420

N Class	Shares	Amount	Shares	Amount
Shares Sold	134,772	$1,495,099	591,337	$8,396,532
Shares Issued upon Reinvestment of Dividends	13,699	144,573	108,782	1,518,023
Shares Redeemed	(483,858)	(5,253,719)	(521,226)	(6,727,892)

Net Decrease	(335,387)	$(3,614,047)	178,893	$3,186,663

TCW New America Premier Equities Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	1,054,217	$26,274,178	1,335,475	$31,722,034
Shares Issued upon Reinvestment of Dividends	243	5,457	741,908	21,708,216
Shares Redeemed	(1,204,249)	(29,990,116)	(2,607,753)	(62,976,632)

Net Decrease	(149,789)	$(3,710,481)	(530,370)	$(9,546,382)

N Class	Shares	Amount	Shares	Amount
Shares Sold	94,467	$2,371,333	87,491	$2,218,831
Shares Issued upon Reinvestment of Dividends	40	888	119,270	3,468,380
Shares Redeemed	(146,033)	(3,666,324)	(261,655)	(6,319,138)

Net Decrease	(51,526)	$(1,294,103)	(54,894)	$(631,927)

TCW Relative Value Dividend Appreciation Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	292,316	$5,755,665	188,052	$3,811,463
Shares Issued upon Reinvestment of Dividends	217,906	4,121,241	371,904	7,643,438
Shares Redeemed	(417,017)	(8,141,592)	(436,937)	(8,631,778)

Net Increase	93,205	$1,735,314	123,019	$2,823,123

N Class	Shares	Amount	Shares	Amount
Shares Sold	671,198	$13,451,783	161,356	$3,323,686
Shares Issued upon Reinvestment of Dividends	548,000	10,600,521	990,940	20,804,992
Shares Redeemed	(1,474,846)	(29,512,598)	(1,023,676)	(20,971,780)

Net Decrease	(255,648)	$(5,460,294)	128,620	$3,156,898

TCW Relative Value Large Cap Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	888,849	$11,933,526	880,500	$11,372,198
Shares Issued upon Reinvestment of Dividends	554,769	6,906,873	635,407	9,226,109
Shares Redeemed	(1,485,040)	(19,666,321)	(1,591,829)	(21,475,920)

Net Decrease	(41,422)	$(825,922)	(75,922)	$(877,613)

N Class	Shares	Amount	Shares	Amount
Shares Sold	58,321	$772,836	39,830	$539,623
Shares Issued upon Reinvestment of Dividends	47,736	592,398	52,608	761,768
Shares Redeemed	(135,143)	(1,770,870)	(103,493)	(1,439,143)

Net Decrease	(29,086)	$(405,636)	(11,055)	$(137,752)

87

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 10 — Capital Share Transactions (Continued)

TCW Relative Value Mid Cap Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	52,011	$1,283,356	58,374	$1,440,544
Shares Issued upon Reinvestment of Dividends	67,268	1,543,805	303,691	8,248,263
Shares Redeemed	(214,215)	(5,139,790)	(150,047)	(3,731,794)

Net Decrease	(94,936)	$(2,312,629)	212,018	$5,957,013

N Class	Shares	Amount	Shares	Amount
Shares Sold	6,703	$152,630	17,121	$449,871
Shares Issued upon Reinvestment of Dividends	14,014	311,117	68,096	1,789,559
Shares Redeemed	(73,691)	(1,699,848)	(88,053)	(2,385,148)

Net Decrease	(52,974)	$(1,236,101)	(2,836)	$(145,718)

TCW Select Equities Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	2,779,100	$66,010,765	3,549,198	$117,409,079
Shares Issued upon Reinvestment of Dividends	2,479,457	50,630,514	1,506,568	59,886,076
Shares Redeemed	(6,279,122)	(155,253,318)	(5,050,028)	(157,126,347)

Net Decrease	(1,020,565)	$(38,612,039)	5,738	$20,168,808

N Class	Shares	Amount	Shares	Amount
Shares Sold	223,311	$4,640,869	251,469	$7,452,701
Shares Issued upon Reinvestment of Dividends	1,132,993	18,932,316	714,063	24,121,038
Shares Redeemed	(1,017,188)	(20,270,658)	(1,174,290)	(33,272,578)

Net Increase	339,116	$3,302,527	(208,758)	$(1,698,839)

Note 11 — Affiliate Ownership

As of October 31, 2023, affiliates of the Funds and Advisor owned 33.98%, and 5.26% of the net assets of the TCW Global Real Estate Fund and the TCW Relative Value Large Cap Fund, respectively.

Note 12 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities held by the Funds at October 31, 2023.

Note 13 — Committed Line Of Credit

The Funds have entered into a $100,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes, renewable annually. The interest rate on borrowing is the higher of the Federal Funds Effective Rate plus 0.10% plus 1.25% or the Overnight Bank Funding Rate plus 0.10% plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2023. The Funds pay the Bank a commitment fee equal to 0.25% per annum on any unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

88

TCW Funds, Inc.

October 31, 2023

Note 14 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 15 — New Accounting Pronouncement

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. We are currently evaluating the impact of the adoption of ASU 2022-03 on our financial statements.

89

TCW Artificial Intelligence Equity Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$14.88	$24.99	$18.31	$12.70	$11.18

Income (Loss) from Investment Operations:
Net Investment Loss	(0.04)	(0.07)	(0.11)	(0.06)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments (1)	3.67	(8.97)	6.79	5.67	1.54

Total from Investment Operations	3.63	(9.04)	6.68	5.61	1.52

Less Distributions:
Distributions from Net Realized Gain	—	(1.07)	—	—	—

Net Asset Value per Share, End of year	$18.51	$14.88	$24.99	$18.31	$12.70

Total Return	24.40%	(37.81%)	36.48%	44.17%	13.60%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$20,609	$7,780	$13,452	$6,826	$2,940

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.57%	1.78%	1.66%	2.81%	6.36%

After Expense Reimbursement	0.90%	0.90%	0.90%	0.90%	0.92%

Ratio of Net Investment Loss to Average Net Assets	(0.21%)	(0.38%)	(0.51%)	(0.41%)	(0.17%)

Portfolio Turnover Rate	32.46%	46.67%	87.71%	24.16%	61.09%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

90

TCW Artificial Intelligence Equity Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$14.82	$24.91	$18.27	$12.69	$11.17

Income (Loss) from Investment Operations:
Net Investment Loss	(0.05)	(0.09)	(0.14)	(0.08)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments (1)	3.64	(8.93)	6.78	5.66	1.55

Total from Investment Operations	3.59	(9.02)	6.64	5.58	1.52

Less Distributions:
Distributions from Net Realized Gain	—	(1.07)	—	—	—

Net Asset Value per Share, End of year	$18.41	$14.82	$24.91	$18.27	$12.69

Total Return	24.22%	(37.85%)	36.34%	43.97%	13.61%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$4,103	$3,194	$5,483	$3,539	$989

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.38%	2.43%	2.21%	3.83%	7.99%

After Expense Reimbursement	1.00%	1.00%	1.00%	1.00%	1.01%

Ratio of Net Investment Loss to Average Net Assets	(0.29%)	(0.48%)	(0.61%)	(0.53%)	(0.25%)

Portfolio Turnover Rate	32.46%	46.67%	87.71%	24.16%	61.09%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

91

TCW Conservative Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$10.57	$13.96	$12.22	$12.09	$11.68

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.32	0.23	0.13	0.18	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.09	(2.35)	1.80	0.76	0.89

Total from Investment Operations	0.41	(2.12)	1.93	0.94	1.13

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.30)	(0.12)	(0.71)	(0.21)
Distributions from Net Realized Gain	(0.28)	(0.97)	(0.07)	(0.10)	(0.51)

Total Distributions	(0.50)	(1.27)	(0.19)	(0.81)	(0.72)

Net Asset Value per Share, End of year	$10.48	$10.57	$13.96	$12.22	$12.09

Total Return	3.97%	(16.80%)	15.92%	8.19%	10.46%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$27,165	$27,624	$35,264	$36,714	$29,565

Ratio of Expenses to Average Net Assets: (2)

Before Expense Reimbursement	0.44%	0.41%	0.44%	0.39%	0.44%

After Expense Reimbursement	N/A	0.41%	N/A	N/A	N/A

Ratio of Net Investment Income to Average Net Assets	3.00%	1.96%	0.94%	1.56%	2.03%

Portfolio Turnover Rate	23.57%	16.20%	26.34%	26.22%	21.66%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying Notes to Financial Statements.

92

TCW Conservative Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$10.57	$13.97	$12.22	$12.09	$11.67

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.30	0.17	0.09	0.15	0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.09	(2.34)	1.81	0.75	0.90

Total from Investment Operations	0.39	(2.17)	1.90	0.90	1.10

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.26)	(0.08)	(0.67)	(0.17)
Distributions from Net Realized Gain	(0.28)	(0.97)	(0.07)	(0.10)	(0.51)

Total Distributions	(0.47)	(1.23)	(0.15)	(0.77)	(0.68)

Net Asset Value per Share, End of year	$10.49	$10.57	$13.97	$12.22	$12.09

Total Return	3.78%	(17.08%)	15.64%	7.85%	10.16%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$317	$347	$736	$452	$350

Ratio of Expenses to Average Net Assets: (2)

Before Expense Reimbursement	7.18%	4.18%	3.73%	6.06%	6.89%

After Expense Reimbursement	0.67%	0.67%	0.68%	0.70%	0.74%

Ratio of Net Investment Income to Average Net Assets	2.75%	1.41%	0.70%	1.23%	1.75%

Portfolio Turnover Rate	23.57%	16.20%	26.34%	26.22%	21.66%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying Notes to Financial Statements.

93

TCW Global Real Estate Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$10.31	$15.45	$11.07	$11.16	$9.30

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.28	0.27	0.36	0.17	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(0.83)	(3.98)	4.30	(0.05)	1.78

Total from Investment Operations	(0.55)	(3.71)	4.66	0.12	2.11

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.45)	(0.28)	(0.16)	(0.25)
Distributions from Return of Capital	—	(0.13)	—	(0.05)	—
Distributions from Net Realized Gain	—	(0.85)	—	—	—

Total Distributions	(0.16)	(1.43)	(0.28)	(0.21)	(0.25)

Net Asset Value per Share, End of year	$9.60	$10.31	$15.45	$11.07	$11.16

Total Return	(5.34%)	(26.38%)	42.32%	1.15%	23.17%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$16,001	$17,741	$24,949	$9,175	$6,518

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.34%	1.32%	1.45%	2.80%	3.15%

After Expense Reimbursement	0.90%	0.90%	0.92%	1.00%	1.00%

Ratio of Net Investment Income to Average Net Assets	2.57%	2.12%	2.50%	1.59%	3.25%

Portfolio Turnover Rate	65.26%	167.41%	164.29%	136.71%	85.18%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

94

TCW Global Real Estate Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$10.30	$15.43	$11.06	$11.16	$9.30

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.26	0.25	0.33	0.13	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.82)	(3.97)	4.30	(0.03)	1.71

Total from Investment Operations	(0.56)	(3.72)	4.63	0.10	2.10

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.44)	(0.26)	(0.15)	(0.24)
Distributions from Net Realized Gain	—	(0.85)	—	—	—
Distributions from Return of Capital	—	(0.12)	—	(0.05)	—

Total Distributions	(0.15)	(1.41)	(0.26)	(0.20)	(0.24)

Net Asset Value per Share, End of year	$9.59	$10.30	$15.43	$11.06	$11.16

Total Return	(5.54%)	(26.43%)	42.10%	0.94%	22.99%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$7,595	$11,608	$14,634	$4,370	$658

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.71%	1.64%	1.90%	5.14%	7.17%

After Expense Reimbursement	1.00%	1.00%	1.03%	1.15%	1.15%

Ratio of Net Investment Income to Average Net Assets	2.42%	1.95%	2.36%	1.21%	3.88%

Portfolio Turnover Rate	65.26%	167.41%	164.29%	136.71%	85.18%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

95

TCW New America Premier Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023		2022	2021		2020	2019
Net Asset Value per Share, Beginning of year	$22.06		$31.80	$22.64		$20.34	$16.27

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.06		(0.05)	0.11		0.01	0.11
Net Realized and Unrealized Gain (Loss) on Investments	3.64		(6.03)	9.05		2.48	4.18

Total from Investment Operations	3.70		(6.08)	9.16		2.49	4.29

Less Distributions:
Distributions from Net Investment Income	(0.00	)(2)	—	(0.00	) (2)	(0.10)	(0.01)
Distributions from Net Realized Gain	—		(3.66)	—		(0.09)	(0.21)

Total Distributions	(0.00	)(2)	(3.66)	(0.00	) (2)	(0.19)	(0.22)

Net Asset Value per Share, End of year	$25.76		$22.06	$31.80		$22.64	$20.34

Total Return	16.78%		(21.95%)	40.46%		12.31%	26.79%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$145,705		$128,086	$201,523		$153,647	$103,442

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.79%		0.81%	0.80%		0.83%	0.93%

After Expense Reimbursement	N/A		N/A	N/A		N/A	0.82%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.25%		(0.19%)	0.37%		0.03%	0.56%

Portfolio Turnover Rate	33.77%		52.08%	135.09%		88.08%	105.28%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

96

TCW New America Premier Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023		2022	2021		2020	2019
Net Asset Value per Share, Beginning of year	$21.87		$31.64	$22.59		$20.31	$16.27

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.00		(0.11)	0.03		(0.01)	0.06
Net Realized and Unrealized Gain (Loss) on Investments	3.60		(6.00)	9.02		2.44	4.20

Total from Investment Operations	3.60		(6.11)	9.05		2.43	4.26

Less Distributions:
Distributions from Net Investment Income	(0.00	) (2)	—	(0.00	) (2)	(0.06)	(0.01)
Distributions from Net Realized Gain	—		(3.66)	—		(0.09)	(0.21)

Total Distributions	(0.00	) (2)	(3.66)	(0.00	) (2)	(0.15)	(0.22)

Net Asset Value per Share, End of year	$25.47		$21.87	$31.64		$22.59	$20.31

Total Return	16.47%		(22.18%)	40.07%		12.02%	26.60%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$21,727		$19,781	$30,348		$29,870	$52,130

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.18%		1.22%	1.20%		1.17%	1.28%

After Expense Reimbursement	1.04%		1.07%	1.09%		1.05%	1.00%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.00%		(0.45%)	0.10%		(0.05%)	0.32%

Portfolio Turnover Rate	33.77%		52.08%	135.09%		88.08%	105.28%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

97

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$19.30	$22.12	$14.91	$17.92	$17.47

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.38	0.38	0.37	0.40	0.39
Net Realized and Unrealized Gain (Loss) on Investments	0.31	(0.79)	7.22	(1.81)	1.37

Total from Investment Operations	0.69	(0.41)	7.59	(1.41)	1.76

Less Distributions:
Distributions from Net Investment Income	(0.36)	(0.39)	(0.38)	(0.41)	(0.39)
Distributions from Net Realized Gain	(0.84)	(2.02)	—	(1.19)	(0.92)

Total Distributions	(1.20)	(2.41)	(0.38)	(1.60)	(1.31)

Net Asset Value per Share, End of year	$18.79	$19.30	$22.12	$14.91	$17.92

Total Return	3.61%	(2.36%)	51.22%	(8.71%)	11.27%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$70,332	$70,448	$78,001	$55,326	$88,314

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.74%	0.76%	0.75%	0.75%	0.75%

After Expense Reimbursement	0.70%	0.70%	0.70%	0.71%	0.74%

Ratio of Net Investment Income to Average Net Assets	1.91%	1.91%	1.86%	2.53%	2.28%

Portfolio Turnover Rate	18.44%	14.76%	17.00%	19.68%	17.71%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

98

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$19.72	$22.55	$15.20	$18.24	$17.77

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.34	0.35	0.34	0.37	0.37
Net Realized and Unrealized Gain (Loss) on Investments	0.33	(0.80)	7.35	(1.84)	1.38

Total from Investment Operations	0.67	(0.45)	7.69	(1.47)	1.75

Less Distributions:
Distributions from Net Investment Income	(0.33)	(0.36)	(0.34)	(0.38)	(0.36)
Distributions from Net Realized Gain	(0.84)	(2.02)	—	(1.19)	(0.92)

Total Distributions	(1.17)	(2.38)	(0.34)	(1.57)	(1.28)

Net Asset Value per Share, End of year	$19.22	$19.72	$22.55	$15.20	$18.24

Total Return	3.40%	(2.52%)	50.90%	(8.88%)	11.02%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$169,845	$179,329	$202,187	$152,934	$223,322

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.01%	1.05%	1.04%	1.02%	1.04%

After Expense Reimbursement	0.90%	0.90%	0.90%	0.92%	0.96%

Ratio of Net Investment Income to Average Net Assets	1.71%	1.71%	1.66%	2.32%	2.10%

Portfolio Turnover Rate	18.44%	14.76%	17.00%	19.68%	17.71%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

99

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$13.10	$15.04	$10.84	$18.69	$19.82

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.20	0.19	0.18	0.22	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.26	(0.90)	5.07	(0.57)	0.84

Total from Investment Operations	0.46	(0.71)	5.25	(0.35)	1.17

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.19)	(0.22)	(0.49)	(0.31)
Distributions from Net Realized Gain	(0.70)	(1.04)	(0.83)	(7.01)	(1.99)

Total Distributions	(0.90)	(1.23)	(1.05)	(7.50)	(2.30)

Net Asset Value per Share, End of year	$12.66	$13.10	$15.04	$10.84	$18.69

Total Return	3.61%	(5.56%)	50.84%	(7.02%)	8.13%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$97,169	$101,088	$117,205	$83,765	$136,917

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.82%	0.83%	0.80%	0.80%	0.78%

After Expense Reimbursement	0.70%	0.70%	0.70%	0.71%	0.74%

Ratio of Net Investment Income to Average Net Assets	1.49%	1.43%	1.31%	1.88%	1.79%

Portfolio Turnover Rate	19.65%	17.81%	17.16%	31.17%	19.47%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

100

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$13.04	$14.97	$10.79	$18.62	$19.74

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.17	0.15	0.19	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.26	(0.91)	5.05	(0.56)	0.86

Total from Investment Operations	0.43	(0.74)	5.20	(0.37)	1.14

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.15)	(0.19)	(0.45)	(0.27)
Distributions from Net Realized Gain	(0.70)	(1.04)	(0.83)	(7.01)	(1.99)

Total Distributions	(0.87)	(1.19)	(1.02)	(7.46)	(2.26)

Net Asset Value per Share, End of year	$12.60	$13.04	$14.97	$10.79	$18.62

Total Return	3.41%	(5.72%)	50.56%	(7.17%)	7.92%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$8,337	$9,007	$10,506	$9,277	$11,535

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.32%	1.34%	1.30%	1.32%	1.24%

After Expense Reimbursement	0.90%	0.90%	0.90%	0.91%	0.95%

Ratio of Net Investment Income to Average Net Assets	1.29%	1.23%	1.11%	1.67%	1.52%

Portfolio Turnover Rate	19.65%	17.81%	17.16%	31.17%	19.47%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

101

TCW Relative Value Mid Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$23.57	$29.62	$18.90	$21.06	$22.44

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.21	0.19	0.17	0.17	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.05	(2.80)	10.72	(1.78)	0.21

Total from Investment Operations	0.26	(2.61)	10.89	(1.61)	0.39

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.16)	(0.17)	(0.18)	(0.15)
Distributions from Net Realized Gain	(0.39)	(3.28)	—	(0.37)	(1.62)

Total Distributions	(0.59)	(3.44)	(0.17)	(0.55)	(1.77)

Net Asset Value per Share, End of year	$23.24	$23.57	$29.62	$18.90	$21.06

Total Return	1.15%	(10.35%)	57.90%	(8.07%)	3.18%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$59,647	$62,726	$72,545	$51,021	$63,957

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.97%	1.01%	0.97%	0.97%	0.95%

After Expense Reimbursement	0.85%	0.85%	0.85%	0.87%	0.90%

Ratio of Net Investment Income to Average Net Assets	0.86%	0.75%	0.63%	0.90%	0.86%

Portfolio Turnover Rate	27.55%	28.82%	44.33%	42.07%	25.89%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

102

TCW Relative Value Mid Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$22.79	$28.75	$18.34	$20.45	$21.82

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.18	0.16	0.14	0.15	0.15
Net Realized and Unrealized Gain (Loss) on Investments	0.05	(2.71)	10.42	(1.74)	0.21

Total from Investment Operations	0.23	(2.55)	10.56	(1.59)	0.36

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.13)	(0.15)	(0.15)	(0.11)
Distributions from Net Realized Gain	(0.39)	(3.28)	—	(0.37)	(1.62)

Total Distributions	(0.56)	(3.41)	(0.15)	(0.52)	(1.73)

Net Asset Value per Share, End of year	$22.46	$22.79	$28.75	$18.34	$20.45

Total Return	1.05%	(10.45%)	57.78%	(8.18%)	3.12%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$11,801	$13,181	$16,708	$10,902	$14,448

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.36%	1.39%	1.37%	1.42%	1.37%

After Expense Reimbursement	0.95%	0.95%	0.95%	0.97%	1.00%

Ratio of Net Investment Income to Average Net Assets	0.76%	0.65%	0.54%	0.81%	0.76%

Portfolio Turnover Rate	27.55%	28.82%	44.33%	42.07%	25.89%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

103

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$25.79	$44.70	$34.13	$27.64	$27.13

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.04)	(0.12)	(0.14)	(0.08)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	3.82	(13.71)	13.23	9.04	4.21

Total from Investment Operations	3.78	(13.83)	13.09	8.96	4.15

Less Distributions:
Distributions from Net Realized Gain	(4.20)	(5.08)	(2.52)	(2.47)	(3.64)

Net Asset Value per Share, End of year	$25.37	$25.79	$44.70	$34.13	$27.64

Total Return	18.60%	(34.93%)	40.32%	34.59%	18.98%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$429,236	$462,670	$801,597	$633,683	$770,079

Ratio of Expenses to Average Net Assets	0.77%	0.79%	0.77%	0.76%	0.80%

Ratio of Net Investment Loss to Average Net Assets	(0.16%)	(0.38%)	(0.37%)	(0.28%)	(0.25%)

Portfolio Turnover Rate	10.42%	12.12%	8.17%	4.09%	6.41%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

104

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$21.89	$38.76	$29.95	$24.59	$24.61

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.06)	(0.15)	(0.19)	(0.13)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	3.10	(11.64)	11.52	7.96	3.73

Total from Investment Operations	3.04	(11.79)	11.33	7.83	3.62

Less Distributions:
Distributions from Net Realized Gain	(4.20)	(5.08)	(2.52)	(2.47)	(3.64)

Net Asset Value per Share, End of year	$20.73	$21.89	$38.76	$29.95	$24.59

Total Return	18.50%	(35.03%)	40.06%	34.26%	18.74%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$106,292	$104,856	$193,727	$161,625	$132,332

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.06%	1.08%	1.04%	1.06%	1.08%

After Expense Reimbursement	0.93%	0.94%	0.96%	0.99%	1.01%

Ratio of Net Investment Loss to Average Net Assets	(0.32%)	(0.53%)	(0.56%)	(0.51%)	(0.45%)

Portfolio Turnover Rate	10.42%	12.12%	8.17%	4.09%	6.41%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

105

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Artificial Intelligence Equity Fund, TCW Conservative Allocation Fund, TCW Global Real Estate Fund, TCW New America Premier Equities Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, and TCW Select Equities Fund (collectively, the “TCW Equity and Asset Allocation Funds”) (eight of sixteen funds comprising TCW Funds, Inc.), including the schedules of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the TCW Equity and Asset Allocation Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective TCW Equity and Asset Allocation Funds as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the TCW Equity and Asset Allocation Funds, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW Equity and Asset Allocation Funds’ management. Our responsibility is to express an opinion on the TCW Equity and Asset Allocation Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the TCW Equity and Asset Allocation Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW Equity and Asset Allocation Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity and Asset Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 20, 2023

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

106

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023 (184 days).

Actual Expenses:    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2023 to October 31, 2023)
TCW Artificial Intelligence Equity Fund
I Class Shares
Actual	$1,000.00	$1,129.30	0.90%		$4.83
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%		4.58

N Class Shares
Actual	$1,000.00	$1,128.10	1.00%		$5.36
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%		5.09

TCW Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$961.50	0.43	% (1)	$2.13	(1)
Hypothetical (5% return before expenses)	1,000.00	1,023.04	0.43	% (1)	2.19	(1)

N Class Shares
Actual	$1,000.00	$960.60	0.67	% (1)	$3.31	(1)
Hypothetical (5% return before expenses)	1,000.00	1,021.83	0.67	% (1)	3.41	(1)

TCW Global Real Estate Fund
I Class Shares
Actual	$1,000.00	$870.00	0.90%		$4.24
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%		4.58

N Class Shares
Actual	$1,000.00	$869.30	1.00%		$4.71
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%		5.09

107

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2023 to October 31, 2023)

TCW New America Premier Equities Fund
I Class Shares
Actual	$1,000.00	$1,012.60	0.78%	$3.96
Hypothetical (5% return before expenses)	1,000.00	1,021.27	0.78%	3.97

N Class Shares
Actual	$1,000.00	$1,011.10	1.04%	$5.27
Hypothetical (5% return before expenses)	1,000.00	1,019.96	1.04%	5.30

TCW Relative Value Dividend Appreciation Fund
I Class Shares
Actual	$1,000.00	$971.40	0.70%	$3.48
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

N Class Shares
Actual	$1,000.00	$971.20	0.90%	$4.47
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$977.60	0.70%	$3.49
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

N Class Shares
Actual	$1,000.00	$976.70	0.90%	$4.48
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

TCW Relative Value Mid Cap Fund
I Class Shares
Actual	$1,000.00	$983.10	0.85%	$4.25
Hypothetical (5% return before expenses)	1,000.00	1,020.92	0.85%	4.33

N Class Shares
Actual	$1,000.00	$982.90	0.95%	$4.75
Hypothetical (5% return before expenses)	1,000.00	1,020.42	0.95%	4.84

TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$1,053.60	0.76%	$3.93
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.76%	3.87

N Class Shares
Actual	$1,000.00	$1,052.80	0.93%	$4.81
Hypothetical (5% return before expenses)	1,000.00	1,020.52	0.93%	4.74

(1)	Does not include expenses of the underlying affiliated investments.

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Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc. TCW Strategic Income Fund, Inc. Metropolitan West Funds Sepulveda Management LLC	TCW Direct Lending LLC TCW Direct Lending VII LLC TCW Direct Lending VIII LLC TCW Star Direct Lending LLC

Effective February 2023

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, and TCW Star Direct Lending LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

◾

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

◾

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

◾

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

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CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

◾

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, and TCW Star Direct Lending LLC.

◾	Are not guaranteed by a bank;
◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries;
◾	Are not insured by the Federal Deposit Insurance Corporation; and
◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC. TCW FUNDS, INC. TCW STRATEGIC INCOME FUND, INC. METROPOLITAN WEST FUNDS SEPULVEDA MANAGEMENT LLC	TCW DIRECT LENDING LLC TCW DIRECT LENDING VII LLC TCW DIRECT LENDING VIII LLC TCW STAR DIRECT LENDING LLC

Attention: Privacy Officer | 515 South Flower Street | Los Angeles, CA 90071 | email: privacy@tcw.com

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Investment Management and Advisory Agreement Disclosure (Unaudited)

Renewal of Investment Advisory and Management Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

At an in-person meeting on September 11, 2023, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2024 through February 5, 2025. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by videoconference in a working session on August 30, 2023 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 11, 2023 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1.    Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from

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Investment Management and Advisory Agreement Disclosure (Unaudited)(Continued)

their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2.    Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the advance planning and transition arrangements put in place with respect to the changes in key portfolio management and other personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that have been experienced over the past several years. The Board and the Independent Directors considered the Advisor’s continued commitment and ability to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, including recruiting and hiring a highly qualified President and Chief Executive Officer to replace the outgoing head of The TCW Group, Inc., the parent company of the Advisor (“TCW”), continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements, including business continuity and cyber security, as well as budgeting for certain future initiatives. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by TCW. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3.    Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2023. The Board and the Independent Directors

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reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that the investment performance of the majority of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance, including the investment climate and prevailing market conditions during relevant periods as well as the Advisor’s discipline in maintaining a consistent investment style. The Board considered in particular the Advisor’s explanations for the performance of the eight Funds that ranked in the fourth or fifth quintile of their peer groups for the prior three-year period. The Board indicated that it would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns. The Board also considered the Advisor’s assessment of the Funds’ performance during the recent period of significant market volatility and rising interest rates.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor and positioning of the Funds’ portfolios in light of those expectations. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds than shorter term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, certain of which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund and Core Fixed Income Fund, which have greater exposure to mortgage-backed securities). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten- and five-year periods, fifth quintile for the three-year period and fourth quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s explanation that underperformance was driven by the Fund’s higher duration and greater exposure to mortgage-backed securities than its peers, which the Advisor believes may position the Fund for outperformance going forward.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period, second quintile for the five-year period and fourth quintile for the three-and one-year periods. The Board and the Independent Directors considered

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Investment Management and Advisory Agreement Disclosure (Unaudited)(Continued)

the Advisor’s explanation that underperformance was driven by the Fund’s higher duration and greater exposure to mortgage-backed securities than its peers, which the Advisor believes may position the Fund for outperformance going forward. The Board and the Independent Directors also considered that despite its underperformance relative to its peers for the three-year period, the Fund outperformed its benchmark index for that period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten- and five-year periods, fourth quintile for the three-year period and second quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s explanation that underperformance for the three-year period was driven by the Fund’s focus on higher-quality bonds than its peers, and further considered the Fund’s outperformance over the other periods reviewed.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-, three- and one-year periods and the second quintile for the five-year period.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-, three- and one-year periods and third quintile for the five-year period. The Board and the Independent Directors considered the Advisor’s explanation that underperformance for the three-year period was driven by the Fund’s higher duration as compared to many of its peers, and further considered that the Fund outperformed its benchmark index for the same period.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-year period, third quintile for the five-year period and second quintile for the three- and one-year periods.

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of certain of the Funds for most of the various periods reviewed ranked in the first, second or third quintiles, while other Funds ranked in the fourth quintile over various periods.

The Select Equities Fund ranked in the third quintile for the ten-, five- and one-year periods and fourth quintile for the three-year period. The Board and the Independent Directors considered the Advisor’s explanation that underperformance for the three-year period was driven in part the Fund’s more modest positions in companies that were key contributors to the competitor funds’ returns. The Board and the Independent Directors also considered the Fund’s stronger performance over the other periods reviewed.

The Relative Value Dividend Appreciation Fund ranked in the third quintile for the ten- and five-year periods and the first quintile for the three- and one-year periods. The Relative Value Large Cap Fund ranked in the third quintile for the ten- and five-year periods and the first quintile for the three- and one-year periods. The Relative Value Mid Cap Fund ranked in the fourth quintile for the ten- and five-year periods, the second quintile for the three-year period and the first quintile for the one-year period.

The New America Premier Equities Fund ranked in the first quintile for the five-, three- and one-year periods.

The Global Real Estate Fund ranked in the first quintile for the five-, three- and one-year periods.

The Artificial Intelligence Equity Fund ranked in the fourth quintile for the five-year period, third quintile for the three-year period and second quintile for the one-year period.

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For the asset allocation Fund, the Board and the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-, five-, and three- and one-year periods.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the fourth or fifth quintiles over many of the various time periods reviewed. The Emerging Markets Income Fund ranked in the third quintile for the ten-year period, fourth quintile for the five- and three-year periods and fifth quintile for the one-year period. The Emerging Markets Local Currency Income Fund ranked in the fourth quintile for the ten-, five- and one-year periods and fifth quintile for the three-year period. The Emerging Markets Multi-Asset Opportunities Fund ranked in the fifth quintile for the five- and one-year periods and the fourth quintile for the three-year period. The Developing Markets Equity Fund ranked in the fifth quintile for the five-, three- and one-year periods. The Board and the Independent Directors considered the Advisor’s discussion of performance, including that the challenging international and emerging market conditions in recent years, including conditions in Russia and China, weighed on performance for the Funds in line with other funds in the universe. The Board and the Independent Directors further considered that the Advisor had recommended, and the Board had approved, the liquidation of the Emerging Markets Multi-Asset Opportunities Fund and the Developing Markets Equity Fund.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4.    Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis. The Board and the Independent Directors also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or near the median of the peer group funds. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as

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Investment Management and Advisory Agreement Disclosure (Unaudited)(Continued)

managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5.    The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance, risk management and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and current subsidies of the operating expenses of newer and smaller Funds and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors considered the risk borne by the Advisor that the Funds’ net assets and thus the Advisor’s fees might decline in the event of redemptions and that smaller Funds might not grow to become profitable. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6.    Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to

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such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7.    Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

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Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

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Tax Information Notice (Unaudited)

On account of the year ended October 31, 2023, the following Funds paid a capital gain distribution within the meaning 852(b)(3)(c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Relative Value Dividend Appreciation Fund	$0.59
TCW Relative Value Large Cap Fund	$0.47
TCW Relative Value Mid Cap Fund	$0.41
TCW Select Equities Fund	$3.25

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2023.

Fund	Qualified Dividend Income
TCW Conservative Allocation Fund	$58,964
TCW Global Real Estate Fund	205,157
TCW New America Premier Equities Fund	1,726,643
TCW Relative Value Dividend Appreciation Fund	6,350,728
TCW Relative Value Large Cap Fund	2,339,259
TCW Relative Value Mid Cap Fund	1,171,281

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW Conservative Allocation Fund	7.19%
TCW Global Real Estate Fund	10.25%
TCW New America Premier Equities Fund	100.00%
TCW Relative Value Dividend Appreciation Fund	100.00%
TCW Relative Value Large Cap Fund	100.00%
TCW Relative Value Mid Cap Fund	100.00%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2024, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2023. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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Directors and Officers of the Company

A board of six directors is responsible for overseeing the operations of the Company, which consists of 16 Funds at October 31, 2023. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017), University of Southern California.	Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).

Pacific Oak Strategic

Opportunity REIT (real estate

investments); Keppel Pacific

Oak U.S. REIT (real estate

investments); Pacific Oak

Residential Trust (real estate

investments); Metropolitan

West Funds (mutual fund);

TCW DL VII Financing LLC

(private fund); TCW Strategic Income Fund, Inc. (closed-end

fund).

Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).

Norton Simon Museum (art

museum); Stanford University

(university); Causeway Capital

Management Trust (mutual

fund); Causeway ETML Trust

(mutual fund); The Rose Hills

Foundation (charitable

foundation); TCW Strategic

Income Fund, Inc. (closed-end

fund).

Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.

Director of Fixed Income

(since February 2022), Forest Road Securities (broker dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 – January 2022), Cowen Prime Services (broker dealer).

Metropolitan West Funds

(mutual fund); TCW Strategic

Income Fund, Inc. (closed-end

fund); TCW Direct Lending VII,

LLC (business development

company); TCW Direct

Lending VIII, LLC (business

development company); TCW Star Direct Lending, LLC (business development company); TCW ETF Trust (exchange–traded fund).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors of TCW Funds, Inc., 300 South Grand Avenue, Los Angeles, CA 90071.

120

TCW Funds, Inc.

Interested Director

This Director is an “interested person” of the Company as defined in the 1940 Act because he is a director and officer of the Advisor, and shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., the Advisor, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC.	N/A

The officers of the Company who are not directors of the Company are:

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Kathryn Koch (1980) President and Chief Executive Officer	Ms. Koch has served as President and Chief Executive Officer of TCW Funds, Inc. since February 2023.	President and Chief Executive Officer (since February 2023), The TCW Group, Inc., TCW LLC, the Advisor, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and TCW Strategic Income Fund, Inc.; President and Principal Executive Officer (since February 2023), Metropolitan West Funds; Chief Investment Officer of Public Equity (2004 – January 2023), Goldman Sachs.
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC.
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), the Advisor, The TCW Group, Inc., TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC. Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc., Vice President and Secretary (since February 2013), Metropolitan West Funds.

121

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Gladys Xiques (1973) Chief Compliance Officer and AML Officer	Ms. Xiques has served as Chief Compliance Officer and AML Officer of TCW Funds, Inc. since January 2021.	Chief Compliance Officer and AML Officer (since January 2021), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, the Advisor, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 – December 2020), TCW LLC, the Advisor, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC.
Richard M. Villa (1964) Treasurer Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.	Executive Vice President, Chief Financial Officer and Assistant Secretary (since July 2008), the Advisor, The TCW Group, Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, and (since January 2016), TCW LLC; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc. and (since February 2021), Metropolitan West Funds.

(1)	The address of the Interested Director and each officer is c/o the TCW Group, Inc., 515 South Flower Street, Los Angeles, CA 90071.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

In addition, Eric Chan, Managing Director of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Company and TCW Strategic Income Fund, Inc. (since 2009) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Peter Davidson, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, and the Advisor (since July 2022), is Vice President and Assistant Secretary of the Company, TCW Strategic Income Fund, Inc. and Metropolitan West Funds (since September 2022).

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

122

TCW Funds, Inc.

515 South Flower Street

Los Angeles, California 90071

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

515 South Flower Street

Los Angeles, California 90071

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Congress Street, Suite 1

Boston, Massachusetts 02114-2016

DISTRIBUTOR

TCW Funds Distributors LLC

515 South Flower Street

Los Angeles, California 90071

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

Kathryn Koch

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Gladys Xiques

Chief Compliance Officer and Anti-Money Laundering Officer

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

Peter Davidson

Vice President and Assistant Secretary

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

FUNDarEQ1022

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

Letter to Shareholders

Kathryn Koch President and Chief Executive Officer

Dear Valued Investors,

We are pleased to present the 2023 Annual Report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2023, and express our appreciation for your continued investment in the TCW Funds as well as to welcome new shareholders to our fund family.

Given the continued move higher in rates across the curve amidst the now 525 basis points (bps) of tightening from the Federal Reserve, fixed income pricing faced pressure during the period, reflected in the asset levels of the Fund complex, which ended October 31, 2023 at approximately $8.6 billion. Despite the challenges, the team is confident in the long-term return prospects for our time-tested portfolio construction approach based on a foundation of bottom-up issue selection, a strong valuation framework and a disciplined allocation of capital until higher-yielding opportunities (at more attractive prices) emerge.

This report contains information and portfolio management discussions of our TCW Fixed Income Funds.

Economic Review and Market Environment

After a decidedly grim 2022 for capital markets, the beginning of 2023 was not without its own challenges, as a series of risk management missteps from regional banks led to the second and third largest bank failures in U.S. history (Silvergate Capital and Silicon Valley Bank). European banks, too, sowed fears as Credit Suisse, facing its own would-be solvency issues due to operational challenges despite strong capitalization metrics, was fated to a rescue by the Swiss National Bank (SNB) in a subsidized merger with UBS. However, decisive responses by authorities, such as deposit guarantees and funding programs, assuaged worries of a broader crisis and fueled a rebound into the end of March. Following this regional banking turmoil, pundit predictions of a historically elusive soft landing subsequently grew in prominence as inflation waned and economic data remained resilient, not least employment, which continued to be robust. Perhaps most importantly for the Fed, core inflation came in at 4.1% year-over-year as of September, a significant improvement from last fall’s 6.6% pace, while core PCE (Personal Consumption Expenditures, the Fed’s preferred gauge) fell below 4% for the first time in two years. Though inflation has eased, rates have not yet. In fact, FOMC (Federal Open Market Committee) members reiterated a steadfast resolve to containing price pressures, and there was 225 bps of rate hikes during the reporting period, leaving the Fed Funds target in a range between 5.25% and 5.50%. Alongside the continued “higher for longer” rhetoric from policymakers, interest rates increased across the curve. Since the lows in late March spurred by bank failures and expectations of Fed liquidity, 2-Year U.S. Treasury (UST) yields have surged over 130 bps higher, closing October at 5.09%. Meanwhile, 10-and 30-Year UST yields rose to levels not seen since late 2007, and the curve remained inverted. With interest rates high, mortgage rates increased to near 8%, sending housing affordability rates to decade lows and slowing the pace of home turnover to abnormally suppressed levels. Notwithstanding the first order impacts of higher interest rates in the housing market, U.S. consumers have generally remained resilient, likely due to the buffer of excess savings built up during the COVID years as a result of government transfer payments and stimulus, allowing consumers to continue to spend even in the face of rampant inflation and higher rates. However, the stockpile of savings has been eroded per the San Francisco Fed, suggesting the ability of consumers to continue to spend freely is waning.

Equities rode the optimism wave to deliver strong returns during the period, reflected in a 10.1% gain for the S&P 500 Index. Meanwhile, fixed income markets offered more muted returns, though the Bloomberg U.S. Aggregate Bond Index was still in positive territory with a gain of 0.4% that outpaced duration-matched Treasuries by over 120 bps. Investment grade corporates returned 2.8%, led

Letter to Shareholders (Continued)

by industrial segments such as energy and metals, while high yield corporates fared even better, delivering a 6.2% gain that was nearly 420 bps ahead of Treasuries as lower quality generally outperformed. While fixed income spreads generally tightened during the period, agency mortgage-backed securities (AMBS) and commercial MBS (CMBS) were exceptions. Agency MBS were particularly affected by the backdrop of rate volatility, and the sector was an outlier in posting a negative total return of -0.8% and only 8 bps of excess returns over Treasuries during the period, with additional headwinds coming from ongoing Fed paydowns and the absence of consistent demand from banks. CMBS was up 1.9%, though non-agency backed collateral trailed amid headline concerns. Most notably, bonds backed by properties viewed as under pressure, such as office buildings in large metropolitan areas which have experienced re-appraisals downward of 30-70% due to higher rates and lower occupancy, have underperformed and exhibit limited liquidity. In contrast, CMBS bonds backed by what is perceived to be clean collateral are readily liquid and performing well. Finally, asset-backed securities (ABS) gained 3.5%, with just nearly 120 bps of positive excess returns.

The Economy and Market Ahead

The increased expectations for a soft landing notwithstanding, it has to be recognized that 525 bps of hikes to date is not subtle and the sharply higher rates now coursing through the curve will increase the likelihood and hasten the timing of a hard landing. Higher costs of capital have yet to affect a broad swath of the economy; namely, the corporate credit market where only a small share of debt has been reset so far, while other COVID-related distortions have extended the typical lagged effect of monetary policy. Furthermore, the pandemic-related savings that fueled consumers have dwindled, implying a measure of belt-tightening ahead. Once it becomes clear that growth is slowing, unemployment is rising, and inflation is firmly on track to a 2% level, the Fed will likely be forced to ease. History would indicate that the Fed typically eases faster than they hike, so the gradual pace of rate cuts priced into markets isn’t likely. Instead, experience with the Fed suggests rates will be held high too long, with an aggressive ease once the slowdown is apparent. Though timing is notoriously difficult to predict, and the economy has been resilient thus far, indications are that the hard landing becomes clear in the first half of 2024. On the positive side, however, these market conditions create opportunities that can be exploited by disciplined active managers, setting the stage for strong performance as the volatility ultimately subsides.

A silver lining in the clouds of the fixed income market is the price (downward) and yield (upward) adjustments that occur, with the rains that come bringing clear benefit to those prepared for the storm, not just to prevent severe portfolio damage when the squall hits, but to be ready for profitable opportunity in the inhospitable conditions that may follow. While the challenges of 2022 brought questions about the durability of the asset class in its return potential and diversification benefit, a restoration to more normal interest rates and risk premiums is a clear answer to such concerns. Add in a disciplined but active component of investment oversight and management that intently drives positioning toward better value, and more beneficial return outcomes emerge. We remain resolute in our approach, appreciative of our client commitments and optimistic for what we will see when the sun breaks through.

We truly value our relationship with you and thank you for making the TCW Funds part of your long-term investment plan. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

We look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

Kathryn Koch

President and Chief Executive Officer

TCW Core Fixed Income Fund

Management Discussions

The TCW Core Fixed Income Fund — I Class (“Fund”) fell 0.29% (net of fees) for the one-year period ended October 31, 2023, trailing the Bloomberg U.S. Aggregate Bond Index by 64 basis points (bps). The largest detractor from relative performance was the Fund’s duration position, which began the period approximately 0.6 years longer than the Index before extending in a disciplined fashion alongside the continued climb in Treasury yields to finish at nearly 1.1 years long. Though this increased position created a headwind in the immediate term, it is informed by a belief that an inverted curve and rates at current levels are not long-run equilibrium conditions, and that an eventual pivot in Fed policy and re-steepening of the yield curve will provide significant prospective total return to the Fund. Turning to sector allocations, the Fund’s overweight to agency MBS was a drag to performance, largely due to the emphasis on lower coupon issues, which were the worst performers in the coupon stack. Non-agency MBS bonds rebounded in the latter half of the period on increased trading and renewed optimism for the future trajectory of home prices, rewarding Fund exposure. Elsewhere in securitized, Fund ABS holdings contributed to relative performance, led by CLOs (collateralized loan obligations) and floating rate student loans as these short duration, floating rate profile types saw continued demand in a rising rate environment, while CMBS holdings had minimal impact. Away from securitized, the Fund has maintained an overweight to corporate credit up until June, before trimming alongside the tightening of corporate yield spreads, benefitting relative performance as the sector outpaced duration-adjusted Treasuries by over 400 bps during the twelve-month period. Non-cyclicals and communications — two of the Fund’s preferred industrial sectors throughout much of the period — performed well, while favorable issue selection among financials provided the largest tailwind. In particular, an emphasis on large, money center banks was beneficial as these credits outperformed during 1Q23’s banking crisis, while the Fund was also able to capitalize on severe pricing dislocations that arose from the volatility to add to existing, high conviction positions at discounted prices, which benefitted from a subsequent rebound.

With the continued rise in rates during the third quarter, the team added incrementally to the duration positioning, reaching roughly 1.1 years long relative to the Index. Though rates are not expected to move substantially higher from here, the approach will be patient, recognizing that it might be mid-next year before the Fed starts to ease and rates move lower. Once rates do start to fall, the long-duration position will be maintained for a time in an effort to maximize the benefit and recoup the losses generated thus far, before gradually trimming the position once rates have fallen to levels near or below what we would consider to be long-term fair value. Sector positioning remains consistent; while corporate holdings bear a slight market value overweight, the exposure is a spread contribution (credit risk) underweight. Financials remain the most constructive theme, namely the U.S. money center bank issues, for which Dodd-Frank’s rigors kept clear of the trouble that visited the regional banks earlier this year. Other exposures lean toward communications and select non-cyclicals that would hold up relatively well on any realization of economic slowing. The securitized area is another area of focus, reflected in a market value and spread overweight to agency MBS. The cheapening of last year and persistent volatility have the market at wider spreads that the team finds attractive, especially given a government guarantee and pull-to-par convexity of discount pricing. Non-agency MBS remains among the best values in fixed income with good yields and solid fundamentals. Years of amortization and housing price appreciation have built up substantial equity in such properties, underscoring the fundamentals, and an overall lag in housing supply in the decade-plus since the GFC (Global Financial Crisis) have been supportive as well. Finally, CMBS continues to be an area of concern, with significant declines in some office property valuations, given substantially higher rates and elevated vacancies given the work from home dynamic. Expectations are for ongoing appraisals lower, more

TCW Core Fixed Income Fund

Management Discussions (Continued)

defaults, more delinquencies, and wider spreads for lower-quality deals with questionable collateral; however, there are also many parts of the CMBS market that don’t have these same challenging dynamics (logistics/warehouses, hospitality, multifamily, retail, and even high-quality office space), and portfolio holdings reflect these more targeted positions, where we can get comfortable with the risk profile and the specific properties.

	Annualized Total Return as of October 31, 2023(1)
	One Year	Three Years	Five Years	Ten Years	Inception To Date
TCW Core Fixed Income Fund
Class I (Inception: January 1, 1990)	(0.29%)	(6.09%)	(0.22%)	0.69%	4.87	%(2)
Bloomberg U.S. Aggregate Bond Index	0.36%	(5.57%)	(0.06%)	0.88%	5.76%
Class N (Inception: March 1, 1999)	(0.56%)	(6.28%)	(0.42%)	0.44%	3.67%
Bloomberg U.S. Aggregate Bond Index	0.36%	(5.57%)	(0.06%)	0.88%	4.88%
Class P (Inception: February 28, 2020)	(0.11%)	(6.09%)	—	—	(3.98%)
Bloomberg U.S. Aggregate Bond Index	0.36%	(5.57%)	(0.06%)	0.88%	(3.93%)

TCW Core Fixed Income Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Enhanced Commodity Strategy Fund

Management Discussions

The TCW Enhanced Commodity Strategy Fund — I Class (“Fund”) fell 3.32% (net of fees) during the one-year period ended October 31, 2023, trailing the Bloomberg Commodity Total Return Index by 35 bps. Underperformance for the period was due to the Fund’s portable alpha strategy (a short duration, high-quality fixed income portfolio that collateralizes the commodity exposure), as fixed income was weighed down by the significant rise in interest rates. Even with a duration at just 1.5 years, higher risk-free rates during the period produced a significant headwind to the Fund’s portable alpha portfolio. The allocation to corporate credit, however, boosted returns as investment grade corporates outpaced duration-adjusted Treasuries by over 400 bps, with favorable issue selection focused on banks, as well as non-cyclicals and energy credits within industrials contributing to returns. Away from corporates, solid performance in the non-agency MBS and CMBS sector also benefitted returns, along with ABS issues which also experienced yield spread compression given heightened investor demand for attractive yielding, short duration profile types, with the Fund’s auto, CLO, and student loan holdings producing the greatest benefit.

Meanwhile, Fund performance benefitted from a structural alpha component, which provides broad-based exposure to commodities via two main tenets. First, the Fund strategically rolled its commodity exposure outside of the pre-specified periods set forth by the Index and typically used by traditional index funds to replicate Index exposure. This was generally beneficial to relative returns because it allowed the Fund to avoid the programmatic richening of the commodity roll, with this strategy especially impactful in the early part of the period as traditional index funds saw heavy inflows amid higher inflation prints. However, significant price rallying in certain areas of the market, particularly oil, in the latter part of the period resulted in a drag on relative performance as the Fund gave up some spot price appreciation by rolling early. The second component of structural alpha involves diversifying exposure along the forward curve for commodities that exhibit a predictable degree of seasonality, with the Fund seeking to avoid some of the more volatile price action often associated with near-dated futures contracts. This strategy was especially beneficial to relative returns across the energy complex given falling spot prices and flattening futures curves, with the Fund’s longer-dated contracts generally suffering less of a price decline than the more volatile front-end contracts held by the Index. Similarly, downward spot price pressure on industrial metals and agricultural commodities (like wheat and corn) had a larger negative impact on Index returns as the Fund’s longer-dated contract positions insulated performance from these negative price movements, though upward fluctuations of spot and near-dated futures prices for lean hogs, soybean oil and fuel products modestly weighed on Fund returns.

Looking forward, one can expect (and rely on the idea) that the constant in all markets is change, and that is particularly true when it comes to sentiment and market expectations. In the near-term those expectations might relate to the impact of El Nino on crops, grain shipments from the Black Sea, a possible resurgence of the Chinese economy, changes in Fed policy, dollar strength or weakness, sanctions on Iranian crude oil shipments, or a plethora of other variables. Listing some of these variables illustrates how commodity markets are often subject to risk factors that are different from those affecting stocks and bonds, making the asset class an attractive diversifier for a portfolio. Those variables also help explain why commodities are often a useful hedge against inflation. But while these short-term variables are hard to predict, we can recognize some fundamental economic factors affecting commodity prices in the longer term — increasing global consumption, even if it grows at a slower rate; insufficient capex (capital expenditure) in many commodity industries (e.g., the U.S. oil rig count remains well below its high of 2022 in spite of the Q3 rise in oil prices); rising demand for some metals caused by the energy transition, though the IEA (International Energy Agency) projects that it will be more than a decade before that transition may

TCW Enhanced Commodity Strategy Fund

Management Discussions (Continued)

lead to an actual decline in petroleum demand. The unique nature of commodities makes a compelling argument for their inclusion within the real asset sleeve of a diversified portfolio.

	Annualized Total Return as of October 31, 2023(1)
	One Year	Three Years	Five Years	Ten Years	Inception To Date
TCW Enhanced Commodity Strategy Fund
Class I (Inception: April 1, 2011)	(3.32%)	15.24%	7.38%	0.28%	(1.47%)
Class N (Inception: April 1, 2011)	(3.37%)	15.26%	7.33%	0.25%	(1.50%)
Bloomberg Commodity Total Return Index	(2.97%)	15.79%	6.65%	(0.57%)	(2.81%)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Global Bond Fund

Management Discussions

The TCW Global Bond Fund — I Class (“Fund”) returned 2.22% (net of fees) for the one-year period ended October 31, 2023, outperforming the Bloomberg Global Aggregate Index by just over 50 bps. Although the Fund outperformed, the longer-than-index duration position in developed markets where central banks are finally nearing the end of their tightening cycles (U.S., New Zealand, Australia) resulted in a sizable headwind during the period as rates continued to rise amid steady global growth, persistent inflation, and continued tightening of central banks. Some of this headwind was offset by favorable yield curve positioning in the latter part of the period when front-end yields in the U.S. and Europe, where the Fund has an overweight, outperformed. Currency positioning had little impact on returns overall. Strong performance for the Mexican peso and Hungarian forint rewarded the overweight position, which was subsequently trimmed amid sizable gains, while a further boost came from the underweight to Chinese renminbi as the currency lagged broader developed market currencies over the period. These gains were offset by the overweight to the Japanese yen, which underperformed for much of the period.

Meanwhile, outperformance was driven by favorable issue selection and solid sector allocations. More specifically, the Fund maintained an overweight to U.S. corporate credit for most of the period, benefitting relative performance as the sector outpaced duration-adjusted Treasuries by over 400 bps during the twelve-month period, though the position was trimmed alongside the tightening of corporate yield spreads over the period. Non-cyclicals and communications — two of the Fund’s preferred industrial sectors throughout much of the period — performed well, while favorable issue selection among financials provided the largest tailwind. In particular, an emphasis on large, money center banks was beneficial as these credits outperformed during 1Q23’s banking crisis, while the Fund was also able to capitalize on severe pricing dislocations that arose from the volatility to add to existing, high-conviction positions at discounted prices, which benefitted from a subsequent rebound. Favorable issue selection among emerging market (EM) credit further boosted returns, particularly quasi-sovereign EM holdings. Away from corporates, the emphasis on higher-quality securitized areas was a further benefit to relative performance. The overweight to U.S. agency MBS modestly benefitted performance as the sector finished ahead of comparable Treasuries, though the Fund’s preference for lower-coupon issues detracted as they were the worst performers in the coupon stack. Non-agency MBS bonds rebounded in the latter half of the period on increased trading and renewed optimism for the future trajectory of home prices, rewarding Fund exposure. Elsewhere in securitized, Fund ABS and CMBS holdings contributed to relative performance, led by CLOs and floating rate student loans and single asset, single borrower deals as these short duration, floating rate profile types saw continued demand in a rising rate environment. In CMBS, interest only bonds also contributed as they were supported by strong cash flows.

Overall country exposure is focused on higher-quality sovereign issuers with strong macroeconomic positions that can weather uncertainties, while caution is warranted in countries with strained economic fundamentals, and weaker household consumption as families feel the effects of higher borrowing costs, particularly mortgages. Duration positioning reflects the team view that slowing growth, tightening credit conditions and an eventual pivot/reversal in central bank policy should lead to a re-steepening of the curve, with an overweight in advanced economies (such as the U.S. and New Zealand) and a focus on front-end maturities as a shift from tightening to easing will lead to a normalizing of the yield curve. Elsewhere, we remain underweight Japan and China due to the expected eventual easing of yield curve control and the potential for policy support given property market challenges and local government debt woes, respectively. As it relates to currency positioning, U.S. dollar strength has led to a reduction in positioning toward neutral, while moderating inflation in the UK and a lower terminal rate in England has resulted in a bias to

TCW Global Bond Fund

Management Discussions (Continued)

add, though cautiously as economic fundamentals remain weak. Positioning also favors the South Korean won and Japanese yen due to attractive valuations and potential for currency intervention by the Bank of Japan, while that overweight is funded by underweights to the Swiss franc and Chinese yuan. Sector positioning in corporate credit maintains a preference for high-conviction issuers, money center banks, and defensive sectors like communications and non-cyclicals, while relatively high rates and falling inflation make emerging market debt more attractive, though slowing growth and a tightening Fed has historically been a difficult environment for emerging market issuers, thus positioning remains selective, with an emphasis on higher-quality names with strong growth fundamentals. Among securitized, the emphasis remains on agency MBS given attractive relative value and strong liquidity, while opportunities can also be found in higher-quality legacy non-agency MBS bonds, as well as newer issues, especially those backed by legacy collateral with significant embedded home price appreciation. ABS holdings are focused on non-traditional sectors with better yields such as CLOs and select FFELP student loans, while CMBS exposure is cautious overall with an emphasis on super senior single asset, single borrower non-agency CMBS holdings.

	Annualized Total Return as of October 31, 2023(1)
	One Year	Three Years	Five Years	Ten Years	Inception To Date
TCW Global Bond Fund
Class I (Inception: December 1, 2011)	2.22%	(7.50%)	(1.15%)	(0.61%)	0.45%
Class N (Inception: December 1, 2011)	2.12%	(7.60%)	(1.24%)	(0.66%)	0.41%
Bloomberg Global Aggregate Index	1.72%	(7.33%)	(1.64%)	(0.66%)	(0.25%)

TCW Global Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Yield Bond Fund

Management Discussions

While the TCW High Yield Bond Fund — I Class (“Fund”) returned 4.95% (net of fees) for the one-year period ended October 31, 2023, this was approximately 75 bps behind the FTSE U.S. High Yield Cash Pay Capped Custom Index return. The largest drag on returns came from the underweight to top-performing consumer cyclicals such as leisure and gaming, which were up an impressive 17.3% and 16.1%, respectively. An underweight to basic industry, which similarly outpaced the broader Index, weighed further on relative performance, as well as issue selection among brokerage and REIT (Real Estate Investment Trust) names. However, these factors were offset by an emphasis on consumer non-cyclicals such as healthcare which generated strong returns during the period. Insurance, technology and banking exposures also contributed positively. Finally, the Fund’s continued focus on higher-quality issues detracted from returns as the lower-quality (CCC-rated) cohort gained 7.4% for the period, with over 500 bps of excess returns, while B- and BB-rated credits trailed with gains of 4.4% and 3.3% (and excess returns of just over 450 and 350 bps, respectively).

As always, TCW’s high yield portfolio construction is informed by a survey of value in the marketplace. With relatively tight aggregate spread levels for the asset class, compensation for potential downside risks is minimal and thus the approach has been one of de-risking. Furthermore, as high yield companies tend to require regular access to capital markets given the maturity of their debt, this segment will soon face refinancing risks amid higher rates that will ultimately raise interest expenses and cut into profits, increasing vulnerability to an economic downturn. This concern is already hitting floating rate borrowers which have seen a material step in costs this year. Despite the limited spread compensation more broadly, the team will look to continue opportunistically adding to certain segments of the high yield universe with compelling themes that have experienced price dislocations, as well as high-conviction idiosyncratic mispricing. An up-in-quality bias also enhances the liquidity profile, leaving the Fund well-positioned to deploy capital into volatility. Until market valuations look more attractive, the strategy will remain focused on communications and consumer non-cyclicals (particularly healthcare and food & beverage) from an overall sector perspective, as well as insurance and banking names within financials while energy, retail and technology credits remain relative underweights.

	Annualized Total Return as of October 31, 2023(1)
	One Year	Three Years	Five Years	Ten Years	Inception To Date
TCW High Yield Bond Fund
Class I (Inception: February 1, 1989)	4.95%	0.42%	3.63%	3.83%	6.55	%(2)
FTSE U.S. High Yield Cash Pay Capped Custom Index	5.72%	1.32%	2.77%	3.51%	7.07%
Class N (Inception: March 1, 1999)	4.51%	0.14%	3.35%	3.57%	4.76%
FTSE U.S. High Yield Cash Pay Capped Custom Index	5.72%	1.32%	2.77%	3.51%	5.76%

TCW High Yield Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Short Term Bond Fund

Management Discussions

For the one-year period ending October 31, 2023, the TCW Short Term Bond Fund — I Class (“Fund”) gained 4.01% (net of fees), though this trailed the FTSE 1-Year Treasury Index by a modest 22 bps. Despite the shorter-duration profile typically characterizing the Fund, front-end rates at current levels and persistence of the yield curve’s inversion informed a disciplined extension of the Fund’s duration position, reaching 1.0 years long relative to the Index and resulting in the largest headwind to both absolute and relative performance. Meanwhile, elevated volatility throughout the period and continued rise in yields weighed on the agency MBS sector, further detracting from Fund performance given the sizeable allocation to the sector. Non-agency MBS, however, fared better during the period as robust housing fundamentals and increased demand for non-agency MBS issues pushed prices higher across the sector, with Fund holdings backed by legacy (pre-2008 vintage) collateral contributing the most, helping to partially offset the drag from agency MBS. Away from residential MBS, non-agency CMBS issues benefitted performance, led by multifamily and other high-quality collateral with strong sponsorship. Contributions from the ABS sector stemmed from AAA-rated CLOs, which outperformed on the back of strong demand for short duration, floating rate instruments with strong structural protection and attractive yield spreads. Finally, an allocation to short corporates, despite being trimmed in the latter half of the period as credit spreads reached year-to-date tight levels, provided a tailwind as short corporate issues finished ahead of Treasuries by 101 bps. The Fund maintained a preference for more defensive sectors, including non-cyclicals like healthcare and pharmaceuticals, while financials represented the largest corporate allocation. In particular, an emphasis on senior positions among large, money center banks helped insulate performance from the challenges faced by the banking sector in the first quarter, with opportunistic trading among names that experienced outsized volatility providing a further boost as prices subsequently normalized.

With the continued rise in rates over the period, the team extended the duration position to roughly 1 year long versus the Index, with a continued emphasis on front-end maturities. Though rates are not expected to move substantially higher from here, the approach will be patient, recognizing that it might be mid-next year before the Fed starts to ease, rates move lower, and the curve re-steepens. Once rates do start to fall, the lengthened duration position will be maintained for a time in an effort to maximize the benefit and recoup the losses generated thus far, before gradually trimming the position once rates have fallen to levels near or below what we would consider to be long-term fair value. On corporate exposure, less-than-compelling yield spreads inform a reduced allocation at present, though sector positioning remains constant. Financials remain the most constructive theme, namely the U.S. money center banks, for which Dodd-Frank’s rigors kept these issuers clear of the trouble that visited the regional banks earlier this year. Other exposures lean toward select non-cyclicals that would hold up relatively well on any realization of economic slowing. The securitized area is another area of focus, reflected in a significant allocation to residential MBS. Last year’s agency MBS cheapening, and persistent volatility, have spreads at levels the team finds attractive, especially given the government guarantee and pull-to-par convexity of discount pricing. Meanwhile, non-agency MBS remains among the best values in fixed income with good yields and solid fundamentals; years of amortization and housing price appreciation have built up substantial equity in such properties, while an overall lag in housing supply in the decade-plus since the GFC have been supportive as well. Finally, CMBS continues to be an area of concern, with significant declines in some office property valuations, given substantially higher rates and elevated vacancies given the work from home dynamic. Expectations are for ongoing appraisals lower, more defaults, more delinquencies, and wider spreads for lower-quality deals with questionable collateral; however, there are also many parts of the CMBS market that don’t have these same challenging dynamics (logistics/warehouses, hospitality,

TCW Short Term Bond Fund

Management Discussions (Continued)

multifamily, retail, and even high-quality office space), and portfolio holdings reflect these more targeted positions, where we can get comfortable with the risk profile and the specific properties.

	Annualized Total Return as of October 31, 2023(1)
	One Year	Three Years	Five Years	Ten Years	Inception To Date
TCW Short Term Bond Fund
Class I (Inception: February 1, 1990)	4.01%	0.47%	1.38%	1.06%	3.50	%(2)
FTSE 1-Year Treasury Index	4.23%	0.83%	1.55%	1.08%	3.19%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Total Return Bond Fund

Management Discussions

For the one-year period ending October 31, 2023, the TCW Total Return Bond Fund — I Class (“Fund”) fell 1.51% (net of fees), trailing the Bloomberg U.S. Aggregate Bond Index by approximately 187 bps. While the Fund’s duration position remained longer than the Index throughout the period, the continued rise in Treasury yields — especially in the most recent quarter – informed a disciplined extension of the duration profile, significantly weighing on relative performance. Further impacting relative returns was the Fund’s emphasis on securitized issues in favor of corporates, as corporate credit was one of the better-performing sectors over the period with nearly 430 bps of outperformance relative to similar duration Treasuries. Within the securitized exposure, a heavy allocation to agency MBS also detracted given the sector’s struggles under higher rates, elevated volatility and reduced bank and overseas demand. However, yield spreads at historically wide levels, favorable liquidity and the government guarantee inform a continued sizeable allocation to the space and contribute to the compelling relative value argument of agency MBS. Non-agency MBS also represents a sector with attractive risk-adjusted returns given the strength of underlying collateral, underpinned by home price appreciation over recent years that lowered loan-to-value ratios, increased homeowner equity, and effectively de-leveraged many non-agency MBS deals. These dynamics resulted in strong performance and robust demand across non-agency MBS deal types during the period, more than offsetting the drag from agency MBS. Fund holdings of legacy and re-securitized legacy collateral contributed the most, followed by credit risk transfer deals, which saw a large compression in yield spreads as broader risk sentiment improved. Elsewhere in securitized, CLO holdings contributed favorably to Fund performance amid sustained demand from investors seeking high-quality offerings with structural protection, short durations, and floating rate profile types, though CMBS exposure detracted, weighed down primarily by non-agency collateral.

With the continued rise in rates over the period, the team added incrementally to the duration positioning, reaching roughly 7.4 years and remaining longer than the Index. Though rates are not expected to move substantially higher from here, the approach will be patient, recognizing that it might be mid-next year before the Fed starts to ease and rates move lower. Once rates do start to fall, the long-duration position will be maintained for a time in an effort to maximize the benefit and recoup the losses generated thus far, before gradually trimming the position once rates have fallen to levels near or below what we would consider to be long-term fair value. Turning to securitized allocations, residential MBS represents the largest exposure, reflected in a market value and spread overweight to agency MBS. The cheapening across the sector last year, and persistent volatility, have yield spreads at levels the team finds attractive, especially given the government guarantee and pull-to-par convexity of discount pricing. Meanwhile, non-agency MBS remains among the best values in fixed income with good yields and solid fundamentals; years of amortization and housing price appreciation have built up substantial equity in such properties, while an overall lag in housing supply in the decade-plus since the GFC have been supportive as well. Finally, CMBS is a sector with both prospective volatility and opportunity; market liquidity and demand remain plentiful for senior issues backed by trophy properties, while deals backed by weaker collateral are likely to see principal losses and falling prices on continued materialization of commercial market stress, especially in more subordinated tranches. As this stress unfolds, there will undoubtedly be forced sellers, helping

TCW Total Return Bond Fund

Management Discussions (Continued)

engender a wave of price discovery across issues that have thus far been more thinly traded, while also presenting potential opportunity to scale down the capital structure of deals backed by strong collateral.

	Annualized Total Return as of October 31, 2023(1)
	One Year	Three Years	Five Years	Ten Years	Inception To Date
TCW Total Return Bond Fund
Class I (Inception: June 17, 1993)	(1.51%)	(7.60%)	(1.31%)	0.26%	4.88%
Bloomberg U.S. Aggregate Bond Index	0.36%	(5.57%)	(0.06%)	0.88%	3.19%
Class N (Inception: March 1, 1999)	(1.75%)	(7.77%)	(1.53%)	0.00%	4.07%
Bloomberg U.S. Aggregate Bond Index	0.36%	(5.57%)	(0.06%)	0.88%	4.18%
Class P (Inception: February 28, 2020)	(1.68%)	(7.55%)	—	—	(5.39%)
Bloomberg U.S. Aggregate Bond Index	0.36%	(5.57%)	(0.06%)	0.88%	3.60%

TCW Total Return Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Core Fixed Income Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 111.0% of Net Assets

CORPORATE BONDS — 27.0%

Aerospace & Defense — 0.3%

Boeing Co.

1.43%	02/04/24	$2,650,000	$2,617,855

4.88%	05/01/25	560,000	550,290

			3,168,145

Agriculture — 0.8%

BAT Capital Corp. (United Kingdom)

2.73%	03/25/31	695,000	524,503

4.39%	08/15/37	470,000	341,824

4.54%	08/15/47	1,270,000	822,254

4.76%	09/06/49	138,000	91,813

5.28%	04/02/50	1,285,000	914,611

5.65%	03/16/52	400,000	300,900

Imperial Brands Finance Netherlands BV (United Kingdom)

1.75% (1)	03/18/33	750,000	563,546

Imperial Brands Finance PLC (United Kingdom)

3.13% (2)	07/26/24	2,300,000	2,248,940

3.88% (2)	07/26/29	35,000	30,560

Reynolds American, Inc. (United Kingdom)

5.70%	08/15/35	260,000	222,699

5.85%	08/15/45	2,770,000	2,170,461

			8,232,111

Airlines — 0.4%

Delta Air Lines Pass-Through Trust Series 2019-1, Class AA

3.20%	10/25/25	1,500,000	1,473,660

U.S. Airways Pass-Through Trust Series 2012-2, Class A

(EETC)

4.63%	12/03/26	375,214	353,343

United Airlines Pass-Through Trust Series 2023-1, Class A

5.80%	07/15/37	2,300,000	2,164,139

			3,991,142

Banks — 10.5%

ABN AMRO Bank NV (Netherlands)

2.47% (1 yr. CMT + 1.100%) (2),(3)	12/13/29	1,700,000	1,384,531

Bank of America Corp.

1.66% (Secured Overnight Financing Rate + 0.910%) (3)	03/11/27	6,355,000	5,686,251

1.73% (Secured Overnight Financing Rate + 0.960%) (3)	07/22/27	2,535,000	2,237,949

1.92% (Secured Overnight Financing Rate + 1.370%) (3)	10/24/31	345,000	254,603

2.09% (Secured Overnight Financing Rate + 1.060%) (3)	06/14/29	2,200,000	1,816,386

2.30% (Secured Overnight Financing Rate + 1.220%)	07/21/32	3,595,000	2,654,979

2.50% (3 mo. USD Term SOFR + 1.252%) (3)	02/13/31	930,000	733,284

3.97% (3 mo. USD Term SOFR + 1.472%) (3)	02/07/30	195,000	172,506

Issues	Maturity Date	Principal Amount	Value

Citigroup, Inc.

1.46% (Secured Overnight Financing Rate + 0.770%) (3)	06/09/27	$340,000	$299,370

2.56% (Secured Overnight Financing Rate + 1.167%) (3)	05/01/32	2,060,000	1,563,796

2.98% (Secured Overnight Financing Rate + 1.422%)	11/05/30	1,395,000	1,145,253

3.06% (Secured Overnight Financing Rate + 1.351%)	01/25/33	3,895,000	3,002,539

3.89% (3 mo. USD Term SOFR + 1.825%) (3)	01/10/28	45,000	41,742

4.41% (Secured Overnight Financing Rate + 3.914%) (3)	03/31/31	500,000	442,525

Goldman Sachs Group, Inc.

1.22%	12/06/23	3,945,000	3,927,524

1.43% (Secured Overnight Financing Rate + 0.798%) (3)	03/09/27	4,260,000	3,784,584

1.54% (Secured Overnight Financing Rate + 0.818%) (3)	09/10/27	1,585,000	1,378,918

1.95% (Secured Overnight Financing Rate + 0.913%) (3)	10/21/27	1,000,000	877,150

2.38% (Secured Overnight Financing Rate + 1.248%)	07/21/32	1,870,000	1,390,139

2.65% (Secured Overnight Financing Rate + 1.264%) (3)	10/21/32	55,000	41,370

HSBC Holdings PLC (United Kingdom)

1.59% (Secured Overnight Financing Rate + 1.290%) (3)	05/24/27	4,240,000	3,735,645

2.01% (Secured Overnight Financing Rate + 1.732%) (3)	09/22/28	1,610,000	1,353,624

2.21% (Secured Overnight Financing Rate + 1.285%) (3)	08/17/29	2,570,000	2,091,260

2.36% (Secured Overnight Financing Rate + 1.947%) (3)	08/18/31	940,000	709,296

6.33% (Secured Overnight Financing Rate + 2.650%) (3)	03/09/44	440,000	408,778

JPMorgan Chase & Co.

0.97% (3 mo. USD Term SOFR + 0.580%) (3)	06/23/25	6,265,000	6,037,581

1.56% (Secured Overnight Financing Rate + 0.605%) (3)	12/10/25	2,080,000	1,969,698

1.58% (Secured Overnight Financing Rate + 0.885%) (3)	04/22/27	2,515,000	2,243,430

1.95% (Secured Overnight Financing Rate + 1.065%) (3)	02/04/32	3,330,000	2,474,763

2.55% (Secured Overnight Financing Rate + 1.180%)	11/08/32	70,000	53,081

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

2.58% (3 mo. USD Term SOFR + 1.250%) (3)	04/22/32	$80,000	$61,827

2.74% (3 mo. USD Term SOFR + 1.510%) (3)	10/15/30	1,070,000	879,394

2.95% (Secured Overnight Financing Rate + 1.170%) (3)	02/24/28	750,000	675,585

Lloyds Banking Group PLC (United Kingdom)

1.63% (1 yr. CMT + 0.850%) (3)	05/11/27	1,500,000	1,328,640

3.57% (3 mo. USD LIBOR + 1.205%) (3)	11/07/28	860,000	764,007

3.87% (1 yr. CMT + 3.500%) (3)	07/09/25	1,600,000	1,571,532

4.98% (1 yr. CMT + 2.300%)	08/11/33	465,000	403,959

Macquarie Group Ltd. (Australia)

2.87% (Secured Overnight Financing Rate + 1.532%) (2)	01/14/33	540,000	399,348

4.44% (Secured Overnight Financing Rate + 2.405%) (2),(3)	06/21/33	600,000	498,954

5.03% (3 mo. USD LIBOR + 1.750%) (2),(3)	01/15/30	505,000	476,088

Morgan Stanley

1.51% (Secured Overnight Financing Rate + 0.858%) (3)	07/20/27	1,145,000	1,005,390

1.79% (Secured Overnight Financing Rate + 1.034%) (3)	02/13/32	860,000	622,498

1.93% (Secured Overnight Financing Rate + 1.020%) (3)	04/28/32	1,825,000	1,321,586

2.24% (Secured Overnight Financing Rate + 1.178%)	07/21/32	555,000	409,868

2.48% (Secured Overnight Financing Rate + 1.360%) (3)	09/16/36	1,050,000	744,587

3.77% (3 mo. USD Term SOFR + 1.402%) (3)	01/24/29	2,190,000	1,978,206

NatWest Group PLC (United Kingdom)

4.27% (3 mo. USD LIBOR + 1.762%) (3)	03/22/25	715,000	707,943

PNC Financial Services Group, Inc.

5.07% (Secured Overnight Financing Rate + 1.933%) (3)	01/24/34	2,785,000	2,452,917

5.58% (Secured Overnight Financing Rate + 1.841%) (3)	06/12/29	615,000	588,998

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

6.88% (Secured Overnight Financing Rate + 2.284%)	10/20/34	$585,000	$584,971

Santander U.K. Group Holdings PLC (United Kingdom)

1.09% (Secured Overnight Financing Rate + 0.787%)	03/15/25	3,265,000	3,188,632

1.67% (Secured Overnight Financing Rate + 0.989%) (3)	06/14/27	285,000	248,546

2.47% (Secured Overnight Financing Rate + 1.220%) (3)	01/11/28	465,000	402,118

2.90% (Secured Overnight Financing Rate + 1.475%) (3)	03/15/32	1,175,000	889,032

4.80% (3 mo. USD LIBOR +1.570%) (3)	11/15/24	960,000	959,471

5.00% (2)	11/07/23	2,460,000	2,459,350

U.S. Bancorp

4.84% (Secured Overnight Financing Rate + 1.600%)	02/01/34	2,815,000	2,407,810

5.84% (Secured Overnight Financing Rate + 2.260%)	06/12/34	710,000	655,941

5.85% (Secured Overnight Financing Rate + 2.090%) (3)	10/21/33	545,000	501,487

UBS Group AG (Switzerland)

0.63% (1)	01/18/33	515,000	370,075

1.31% (Secured Overnight Financing Rate Index + 0.980%) (2),(3)	02/02/27	2,610,000	2,316,375

1.49% (1 yr. CMT + 0.850%) (2),(3)	08/10/27	765,000	663,049

2.13% (1 year EUR Swap + 1.600%) (1),(3)	10/13/26	165,000	166,056

2.59% (Secured Overnight Financing Rate + 1.560%) (2)	09/11/25	85,000	81,982

3.09% (Secured Overnight Financing Rate + 1.730%) (2)	05/14/32	2,810,000	2,166,566

6.37% (Secured Overnight Financing Rate + 3.340%) (2),(3)	07/15/26	795,000	790,310

6.54% (Secured Overnight Financing Rate + 3.920%) (2)	08/12/33	1,070,000	1,028,217

7.75% (1 yr. EURIBOR ICE Swap + 4.950%) (1),(3)	03/01/29	505,000	592,026

9.02% (Secured Overnight Financing Rate + 5.020%) (2)	11/15/33	4,980,000	5,601,731

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Wells Fargo & Co.

2.16% (3 mo. USD Term SOFR + 1.012%) (3)	02/11/26	$1,850,000	$1,750,316

2.88% (3 mo. USD Term SOFR + 1.432%) (3)	10/30/30	285,000	233,067

3.35% (Secured Overnight Financing Rate + 1.500%)	03/02/33	4,340,000	3,419,790

3.53% (Secured Overnight Financing Rate + 1.510%) (3)	03/24/28	3,760,000	3,430,248

3.58% (3 mo. USD Term SOFR + 1.572%) (3)	05/22/28	1,320,000	1,201,921

4.90% (Secured Overnight Financing Rate + 2.100%)	07/25/33	1,325,000	1,165,112

5.01% (3 mo. USD Term SOFR + 4.502%) (3)	04/04/51	75,000	59,520

5.39% (Secured Overnight Financing Rate + 2.020%) (3)	04/24/34	550,000	498,564

			108,636,165

Beverages — 0.2%

Bacardi Ltd.

2.75% (2)	07/15/26	750,000	687,082

4.45% (2)	05/15/25	1,095,000	1,065,029

			1,752,111

Biotechnology — 0.2%

Amgen, Inc.

4.20%	02/22/52	505,000	355,288

5.25%	03/02/33	1,165,000	1,087,213

5.75%	03/02/63	709,000	614,887

			2,057,388

Chemicals — 0.3%

International Flavors & Fragrances, Inc.

2.30% (2)	11/01/30	1,185,000	880,502

3.27% (2)	11/15/40	235,000	143,101

3.47% (2)	12/01/50	125,000	69,761

4.38%	06/01/47	370,000	240,985

5.00%	09/26/48	2,040,000	1,469,835

			2,804,184

Commercial Services — 0.1%

Global Payments, Inc.

4.88%	03/17/31	225,000	233,142

5.40%	08/15/32	540,000	490,315

5.95%	08/15/52	899,000	760,455

			1,483,912

Issues	Maturity Date	Principal Amount	Value

Diversified Financial Services — 1.1%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)

3.00%	10/29/28	$3,225,000	$2,717,658

3.30%	01/30/32	874,000	678,145

Air Lease Corp.

3.25%	03/01/25	1,300,000	1,245,486

3.63%	12/01/27	640,000	574,000

4.63%	10/01/28	1,500,000	1,376,850

Avolon Holdings Funding Ltd. (Ireland)

2.53% (2)	11/18/27	884,000	738,666

2.88% (2)	02/15/25	1,550,000	1,465,944

3.95% (2)	07/01/24	405,000	397,159

Capital One Financial Corp.

1.34% (Secured Overnight Financing Rate + 0.690%) (3)	12/06/24	2,535,000	2,503,160

Park Aerospace Holdings Ltd. (Ireland)

5.50% (2)	02/15/24	108,000	107,263

			11,804,331

Electric — 1.4%

American Electric Power Co., Inc.

5.95%	11/01/32	450,000	435,488

Appalachian Power Co.

4.45%	06/01/45	690,000	510,283

Arizona Public Service Co.

3.35%	05/15/50	1,675,000	991,198

Duke Energy Corp.

3.75%	09/01/46	790,000	519,026

3.85%	06/15/34	800,000	763,703

Duke Energy Progress LLC

3.70%	10/15/46	1,325,000	880,462

5.25%	03/15/33	505,000	476,109

Indiana Michigan Power Co.

4.55%	03/15/46	420,000	324,801

ITC Holdings Corp.

2.95% (2)	05/14/30	2,000,000	1,635,358

Jersey Central Power & Light Co.

2.75% (2)	03/01/32	2,575,000	1,978,347

MidAmerican Energy Co.

5.80%	10/15/36	1,655,000	1,607,019

Public Service Co. of Colorado

5.25%	04/01/53	1,215,000	1,016,870

TenneT Holding BV (Netherlands)

2.75% (1)	05/17/42	775,000	710,978

4.50% (1)	10/28/34	410,000	457,802

4.75% (1)	10/28/42	1,015,000	1,132,203

Tucson Electric Power Co.

4.00%	06/15/50	1,500,000	1,011,630

			14,451,277

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

Engineering & Construction — 0.0%

Cellnex Finance Co. SA (Spain)

2.00% (1)	09/15/32	$400,000	$326,583

Entertainment — 0.5%

WarnerMedia Holdings, Inc.

4.28%	03/15/32	200,000	165,892

5.05%	03/15/42	3,135,000	2,322,126

5.14%	03/15/52	3,834,000	2,716,964

			5,204,982

Food — 0.8%

JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL

6.75% (2)	03/15/34	2,240,000	2,097,379

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.

3.00%	02/02/29	1,445,000	1,190,362

3.00%	05/15/32	1,875,000	1,358,901

6.50%	12/01/52	1,575,000	1,284,917

Pilgrim’s Pride Corp.

6.25%	07/01/33	545,000	502,370

Smithfield Foods, Inc.

2.63% (2)	09/13/31	2,565,000	1,823,459

			8,257,388

Gas — 0.4%

KeySpan Gas East Corp.

3.59% (2)	01/18/52	1,150,000	671,566

5.82% (2)	04/01/41	1,551,000	1,344,717

5.99% (2)	03/06/33	530,000	498,894

National Gas Transmission PLC (United Kingdom)

4.25% (1)	04/05/30	560,000	583,609

Piedmont Natural Gas Co., Inc.

5.40%	06/15/33	705,000	656,609

			3,755,395

Health Care-Products — 0.0%

Medtronic Global Holdings SCA

1.50%	07/02/39	500,000	354,375

Health Care-Services — 1.2%

Centene Corp.

3.00%	10/15/30	3,888,000	3,080,416

CommonSpirit Health

2.78%	10/01/30	875,000	702,135

Fresenius Finance Ireland PLC

0.88% (1)	10/01/31	920,000	721,521

Fresenius Medical Care U.S. Finance III, Inc.

1.88% (2)	12/01/26	1,650,000	1,427,300

HCA, Inc.

3.50%	07/15/51	746,000	433,037

3.63%	03/15/32	656,000	527,168

4.13%	06/15/29	3,946,000	3,503,377

Issues	Maturity Date	Principal Amount	Value

Health Care-Services (Continued)

5.25%	06/15/49	$600,000	$461,590

5.50%	06/15/47	1,315,000	1,063,506

			11,920,050

Insurance — 1.4%

Aon Corp./Aon Global Holdings PLC

2.60%	12/02/31	940,000	720,529

3.90%	02/28/52	805,000	543,150

Athene Global Funding

1.99% (2)	08/19/28	4,000,000	3,245,160

2.72% (2)	01/07/29	240,000	196,531

3.21% (2)	03/08/27	815,000	724,823

Farmers Exchange Capital

7.20% (2)	07/15/48	1,495,000	1,361,116

Farmers Exchange Capital II

6.15% (3 mo. USD LIBOR + 3.744%) (2)	11/01/53	2,065,000	1,865,175

Nationwide Mutual Insurance Co.

7.96% (3 mo. USD LIBOR + 2.290%) (2),(3)	12/15/24	4,000,000	3,992,966

New York Life Insurance Co.

3.75% (2)	05/15/50	70,000	45,949

Teachers Insurance & Annuity Association of America

3.30% (2)	05/15/50	430,000	258,200

4.27% (2)	05/15/47	130,000	93,946

Willis North America, Inc.

4.50%	09/15/28	1,445,000	1,343,909

5.35%	05/15/33	430,000	392,263

			14,783,717

Internet — 0.2%

Netflix, Inc.

4.63%	05/15/29	670,000	723,981

Tencent Holdings Ltd.(China)

3.68% (2)	04/22/41	825,000	550,429

3.84% (2)	04/22/51	30,000	18,443

3.98% (2)	04/11/29	740,000	665,097

			1,957,950

Media — 0.5%

Charter Communications Operating LLC/Charter Communications Operating Capital

3.90%	06/01/52	1,000,000	568,900

4.80%	03/01/50	495,000	326,520

5.13%	07/01/49	580,000	407,334

5.25%	04/01/53	500,000	354,830

5.38%	04/01/38	1,475,000	1,168,672

5.38%	05/01/47	2,755,000	1,994,758

5.75%	04/01/48	1,028,000	780,484

			5,601,498

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Miscellaneous Manufacturers — 0.3%

General Electric Co.

6.11% (3 mo. USD Term SOFR + 0.742%)	08/15/36	$3,045,000	$2,731,916

Oil & Gas — 0.1%

Petroleos Mexicanos

6.63%	06/15/35	552,000	365,700

6.75%	09/21/47	1,595,000	904,865

			1,270,565

Packaging & Containers — 0.3%

Berry Global, Inc.

1.57%	01/15/26	1,584,000	1,432,110

1.65%	01/15/27	1,716,000	1,479,567

4.88% (2)	07/15/26	580,000	554,086

			3,465,763

Pharmaceuticals — 0.5%

Bayer U.S. Finance II LLC

4.38% (2)	12/15/28	3,023,000	2,771,301

4.63% (2)	06/25/38	500,000	394,907

4.88% (2)	06/25/48	1,930,000	1,447,635

CVS Health Corp.

5.05%	03/25/48	565,000	445,096

			5,058,939

Pipelines — 1.0%

Columbia Pipelines Operating Co. LLC

5.93% (2)	08/15/30	830,000	803,200

Energy Transfer LP

5.00%	05/15/50	740,000	555,311

5.15%	03/15/45	985,000	761,548

5.40%	10/01/47	1,538,000	1,213,374

5.95%	10/01/43	630,000	533,785

6.55%	12/01/33	344,000	338,981

Plains All American Pipeline LP/PAA Finance Corp.

3.80%	09/15/30	375,000	316,166

Rockies Express Pipeline LLC

4.95% (2)	07/15/29	2,000,000	1,769,640

6.88% (2)	04/15/40	350,000	292,089

Southern Natural Gas Co. LLC

7.35%	02/15/31	2,380,000	2,433,353

TC PipeLines LP

4.38%	03/13/25	710,000	693,238

TransCanada PipeLines Ltd.

4.63%	03/01/34	125,000	105,966

6.10%	06/01/40	375,000	346,305

			10,162,956

Real Estate — 0.3%

Annington Funding PLC (United Kingdom)

2.31% (1)	10/06/32	720,000	614,025

3.18% (1)	07/12/29	325,000	327,072

Issues	Maturity Date	Principal Amount	Value

Real Estate (Continued)

Blackstone Property Partners Europe Holdings SARL (Luxembourg)

1.00% (1)	05/04/28	$425,000	$353,865

1.63% (1)	04/20/30	325,000	251,787

1.75% (1)	03/12/29	550,000	457,204

Vonovia Finance BV (Germany)

2.25% (1)	04/07/30	100,000	88,476

Vonovia SE (Germany)

1.00% (1)	06/16/33	300,000	217,740

1.50% (1)	06/14/41	300,000	171,142

5.00% (1)	11/23/30	100,000	103,917

			2,585,228

REIT — 2.8%

American Assets Trust LP

3.38%	02/01/31	1,655,000	1,193,056

American Homes 4 Rent LP

3.38%	07/15/51	730,000	412,151

American Tower Corp.

0.88%	05/21/29	725,000	626,014

1.00%	01/15/32	500,000	398,849

2.70%	04/15/31	310,000	239,827

5.55%	07/15/33	1,445,000	1,332,362

5.65%	03/15/33	880,000	820,046

CapitaLand Ascendas REIT (Singapore)

0.75% (1)	06/23/28	870,000	740,021

CubeSmart LP

3.00%	02/15/30	317,000	259,550

Digital Dutch Finco BV

1.25% (1)	02/01/31	1,830,000	1,474,660

Digital Intrepid Holding BV

1.38% (1)	07/18/32	105,000	80,985

Extra Space Storage LP

2.35%	03/15/32	1,245,000	913,152

2.40%	10/15/31	2,000,000	1,494,780

3.90%	04/01/29	250,000	221,735

GLP Capital LP/GLP Financing II, Inc.

3.25%	01/15/32	16,000	12,100

4.00%	01/15/30	528,000	443,805

4.00%	01/15/31	170,000	138,349

5.30%	01/15/29	1,280,000	1,172,800

5.75%	06/01/28	1,600,000	1,501,544

Healthcare Realty Holdings LP

2.00%	03/15/31	2,600,000	1,896,560

2.05%	03/15/31	164,000	116,870

3.10%	02/15/30	1,705,000	1,388,746

Hudson Pacific Properties LP

3.25%	01/15/30	655,000	421,342

3.95%	11/01/27	245,000	188,358

4.65%	04/01/29	135,000	96,443

5.95%	02/15/28	1,205,000	953,770

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

REIT (Continued)

Invitation Homes Operating Partnership LP

2.00%	08/15/31	$1,776,000	$1,282,538

5.50%	08/15/33	215,000	195,070

Kilroy Realty LP

2.65%	11/15/33	891,000	583,089

LXP Industrial Trust

2.38%	10/01/31	1,592,000	1,140,159

Physicians Realty LP

2.63%	11/01/31	940,000	691,075

Prologis Euro Finance LLC

0.50%	02/16/32	400,000	302,623

0.63%	09/10/31	100,000	79,172

1.00%	02/08/29	750,000	666,457

1.00%	02/16/41	400,000	225,950

4.25%	01/31/43	450,000	412,197

Realty Income Corp.

5.13%	07/06/34	620,000	642,692

Rexford Industrial Realty LP

2.15%	09/01/31	25,000	18,135

SELP Finance SARL (Luxembourg)

0.88% (1)	05/27/29	900,000	753,525

VICI Properties LP

4.95%	02/15/30	30,000	26,894

5.13%	05/15/32	1,657,000	1,432,029

5.63%	05/15/52	320,000	250,797

VICI Properties LP/VICI Note Co., Inc.

3.75% (2)	02/15/27	25,000	22,528

3.88% (2)	02/15/29	805,000	684,215

4.13% (2)	08/15/30	196,000	162,065

4.50% (2)	09/01/26	380,000	358,515

4.50% (2)	01/15/28	327,000	296,223

4.63% (2)	06/15/25	180,000	173,171

			28,936,994

Savings & Loans — 0.1%

Nationwide Building Society (United Kingdom)

2.97% (Secured Overnight Financing Rate + 1.290%) (2),(3)	02/16/28	1,630,000	1,449,738

Semiconductors — 0.1%

Broadcom, Inc.

2.60% (2)	02/15/33	1,115,000	809,947

Software — 0.4%

Oracle Corp.

3.60%	04/01/50	1,535,000	941,392

3.80%	11/15/37	905,000	668,472

3.95%	03/25/51	2,803,000	1,823,352

6.90%	11/09/52	30,000	29,626

Issues	Maturity Date	Principal Amount	Value

Software (Continued)

Take-Two Interactive Software, Inc.

4.00%	04/14/32	$1,000,000	$856,490

			4,319,332

Telecommunications — 0.7%

Global Switch Finance BV (United Kingdom)

1.38% (1)	10/07/30	695,000	613,223

Qwest Corp.

7.25%	09/15/25	920,000	887,800

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC

4.74% (2)	09/20/29	2,304,374	2,278,643

5.15% (2)	09/20/29	2,254,500	2,218,989

T-Mobile USA, Inc.

3.88%	04/15/30	1,200,000	1,045,220

Vodafone Group PLC (United Kingdom)

4.88%	06/19/49	302,000	228,606

			7,272,481

Water — 0.1%

Thames Water Utilities Finance PLC (United Kingdom)

4.38% (1)	01/18/31	610,000	581,552

Total Corporate Bonds

(Cost: $316,985,964)			279,188,115

MUNICIPAL BONDS — 0.5%

California Health Facilities Financing Authority, Revenue Bond

3.00%	08/15/51	955,000	665,714

City of New York, General Obligation Unlimited

3.00%	08/01/34	380,000	293,614

New York City Transitional Finance Authority Future Tax Secured Revenue

2.00%	08/01/35	1,000,000	666,891

2.40%	11/01/32	585,000	446,580

2.45%	11/01/34	2,485,000	1,781,130

Regents of the University of California Medical Center Pooled Revenue

3.26%	05/15/60	3,060,000	1,771,516

Total Municipal Bonds

(Cost: $8,265,603)			5,625,445

ASSET-BACKED SECURITIES — 7.5%

AGL CLO 7 Ltd. Series 2020-7A, Class BR

7.36% (3 mo. USD Term SOFR + 1.962%) (2),(3)	07/15/34	4,235,000	4,171,865

Aligned Data Centers Issuer LLC Series 2021-1A, Class A2

1.94% (2)	08/15/46	3,372,000	2,942,658

AMMC CLO XIII Ltd. Series 2013-13A, Class A1R2

6.71% (3 mo. USD Term SOFR + 1.312%) (2),(3)	07/24/29	696,220	696,046

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

ARES LXII CLO Ltd. Series 2021-62A, Class B

7.29% (3 mo. USD Term SOFR + 1.912%) (2),(3)	01/25/34	$4,000,000	$3,914,596

Brazos Education Loan Authority, Inc. Series 2012-1, Class A1

6.14% (30 day USD SOFR Average + 0.814%) (3)	12/26/35	249,775	247,621

CF Hippolyta Issuer LLC Series 2020-1, Class B1

2.28% (2)	07/15/60	3,909,918	3,457,759

CIFC Funding Ltd. Series 2021-7A, Class A1

6.80% (3 mo. USD Term SOFR + 1.392%) (2),(3)	01/23/35	4,300,000	4,262,663

Clover CLO LLC Series 2018-1A, Class A1R

6.80% (3 mo. USD Term SOFR + 1.382%) (2),(3)	04/20/32	4,300,000	4,284,688

Dryden XXVI Senior Loan Fund Series 2013-26A, Class AR

6.56% (3 mo. USD Term SOFR + 1.162%) (2),(3)	04/15/29	1,623,220	1,613,865

Global SC Finance II SRL Series 2014-1A, Class A2

3.09% (2)	07/17/29	230,964	225,920

GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class AR2

6.76% (3 mo. USD Term SOFR + 1.372%) (2),(3)	10/29/29	1,095,504	1,093,368

JGWPT XXX LLC Series 2013-3A, Class A

4.08% (2)	01/17/73	1,033,347	892,127

JGWPT XXXII LLC Series 2014-2A, Class A

3.61% (2)	01/17/73	1,183,475	973,541

LCM Loan Income Fund I Ltd. Series 1A, Class B

7.13% (3 mo. USD Term SOFR + 1712%) (2)	04/20/31	50,000	49,073

Madison Park Funding XLVIII Ltd. Series 2021-48A, Class A

6.81% (3 mo. USD Term SOFR + 1.412%) (2),(3)	04/19/33	4,320,000	4,302,504

Navient Private Education Refi Loan Trust Series 2021-GA, Class A

1.58% (2)	04/15/70	2,794,081	2,350,877

Navient Student Loan Trust Series 2014-4, Class A

6.06% (30 day USD SOFR Average + 0.734%) (3)	03/25/83	1,143,765	1,113,496

Nelnet Student Loan Trust Series 2014-4A, Class A2

6.39% (30 day USD SOFR Average + 1.064%) (2),(3)	11/25/48	2,709,551	2,676,559

New Economy Assets Phase 1 Sponsor LLC Series 2021-1, Class B1

2.41% (2)	10/20/61	3,904,000	3,146,926

OCP CLO Ltd. Series 2020-19A, Class AR

6.83% (3 mo. USD Term SOFR + 1.412%) (2)	10/20/34	3,600,000	3,562,747

Octagon Investment Partners XIV Ltd. Series 2012-1A, Class AARR

6.61% (3 mo. USD Term SOFR + 1.212%) (2),(3)	07/15/29	2,497,444	2,487,447

Skyline Aviation, Inc. Series 2004-1, Class A

3.23% (4),(5)	07/03/38	4,246,826	3,702,701

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust Series 2003-7A, Class A5A

6.68% (90 day USD SOFR Average + 1.462%) (2),(3)	12/15/33	$1,516,523	$1,518,635

SLM Student Loan Trust Series 2008-2, Class B

6.80% (90 day USD SOFR Average + 1.462%) (3)	01/25/83	710,000	662,366

SLM Student Loan Trust Series 2008-3, Class B

6.80% (90 day USD SOFR Average + 1.462%) (3)	04/26/83	710,000	665,379

SLM Student Loan Trust Series 2008-4, Class A4

7.25% (90 day USD SOFR Average + 1.912%) (3)	07/25/22	2,399,233	2,399,900

SLM Student Loan Trust Series 2008-4, Class B

7.45% (90 day USD SOFR Average + 2.112%) (3)	04/25/73	710,000	700,631

SLM Student Loan Trust Series 2008-5, Class B

7.45% (90 day USD SOFR Average + 2.112%)	07/25/73	710,000	692,111

SLM Student Loan Trust Series 2008-6, Class A4

6.70% (90 day USD SOFR Average + 1.362%) (3)	07/25/23	2,147,423	2,120,338

SLM Student Loan Trust Series 2008-6, Class B

7.45% (90 day USD SOFR Average + 2.112%) (3)	07/26/83	710,000	645,440

SLM Student Loan Trust Series 2008-7, Class B

7.45% (90 day USD SOFR Average + 2.112%) (3)	07/26/83	710,000	652,026

SLM Student Loan Trust Series 2011-2, Class A2

6.64% (30 day USD SOFR Average + 1.314%) (3)	10/25/34	1,218,557	1,221,878

SLM Student Loan Trust Series 2012-7, Class A3

6.09% (30 day USD SOFR Average + 0.764%) (3)	05/26/26	1,287,762	1,228,895

Store Master Funding I-VII XIV XIX XX Series 2021-1A, Class A1

2.12% (2)	06/20/51	1,828,417	1,501,207

U.S. Small Business Administration Series 2022-25G, Class 1

3.93%	07/01/47	6,002,512	5,314,562

U.S. Small Business Administration Series 2022-25H, Class 1

3.80%	08/01/47	3,357,398	2,949,371

U.S. Small Business Administration Series 2022-25J, Class 1

5.04%	10/01/47	3,393,727	3,208,065

Total Asset-backed Securities

(Cost: $81,391,831)			77,649,851

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 0.6%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K155, Class A3

3.75%	04/25/33	4,045,000	3,450,460

Federal National Mortgage Association, Pool #AN0245

3.42%	11/01/35	1,752,399	1,551,871

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal National Mortgage Association, Pool #BL6060

2.46%	04/01/40	$1,840,000	$1,162,720

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $7,745,043)			6,165,051

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY —3.2%

Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL3, Class A

6.52% (1 mo. USD Term SOFR + 1.184%) (2),(3)	08/15/34	3,882,000	3,834,033

BAMLL Commercial Mortgage Securities Trust Series 2018-PARK, Class A

4.09% (2),(6)	08/10/38	1,930,000	1,682,662

Bank Series 2022-BNK42, Class A5

4.49% (6)	06/15/55	3,593,000	3,146,723

BPR Trust Series 2022-OANA, Class A

7.23% (1 mo. USD Term SOFR + 1.898%) (2),(3)	04/15/37	3,678,000	3,602,122

BX Commercial Mortgage Trust Series 2020-VIV4, Class A

2.84% (2)	03/09/44	2,415,000	1,922,639

BX Trust Series 2019-OC11, Class A

3.20% (2)	12/09/41	1,485,000	1,227,904

BXHPP Trust Series 2021-FILM, Class A

6.10% (1 mo. USD Term SOFR + 0.764%) (2),(3)	08/15/36	3,000,000	2,830,280

COMM Mortgage Trust Series 2015-CR27, Class A3

3.35%	10/10/48	1,840,022	1,758,310

CSAIL Commercial Mortgage Trust Series 2020-C19, Class A3

2.56%	03/15/53	3,004,000	2,371,855

Hudson Yards Mortgage Trust Series 2019-30HY, Class A

3.23% (2)	07/10/39	2,185,000	1,818,615

Hudson Yards Mortgage Trust Series 2019-55HY, Class A

2.94% (2),(6)	12/10/41	1,180,000	954,607

JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A

3.40% (2)	06/05/39	1,160,000	976,027

Manhattan West Mortgage Trust Series 2020-1MW, Class A

2.13% (2)	09/10/39	1,720,000	1,460,974

One Bryant Park Trust Series 2019-OBP, Class A

2.52% (2)	09/15/54	1,495,000	1,173,558

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A1

3.87% (2),(6)	01/05/43	1,710,000	1,143,312

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2B

4.14% (2),(6)	01/05/43	70,000	45,562

STWD Trust Series 2021-FLWR, Class B

6.37% (1 mo. USD Term SOFR + 1.040%) (2),(3)	07/15/36	1,235,000	1,204,037

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class AS

3.58%	02/15/48	$2,100,000	$1,974,613

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $37,082,206)			33,127,833

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 41.2%

Federal Home Loan Mortgage Corp., Pool #A97179

4.50%	03/01/41	934,570	864,756

Federal Home Loan Mortgage Corp., Pool #G06360

4.00%	03/01/41	1,117,641	1,001,666

Federal Home Loan Mortgage Corp., Pool #G06498

4.00%	04/01/41	757,032	678,169

Federal Home Loan Mortgage Corp., Pool #G06499

4.00%	03/01/41	500,253	453,563

Federal Home Loan Mortgage Corp., Pool #G07849

3.50%	05/01/44	633,259	549,105

Federal Home Loan Mortgage Corp., Pool #G07924

3.50%	01/01/45	941,459	809,978

Federal Home Loan Mortgage Corp., Pool #G08710

3.00%	06/01/46	1,148,512	947,459

Federal Home Loan Mortgage Corp., Pool #G08711

3.50%	06/01/46	1,856,178	1,584,991

Federal Home Loan Mortgage Corp., Pool #G08715

3.00%	08/01/46	2,218,938	1,830,502

Federal Home Loan Mortgage Corp., Pool #G08716

3.50%	08/01/46	1,250,167	1,067,518

Federal Home Loan Mortgage Corp., Pool #G08721

3.00%	09/01/46	1,783,145	1,469,246

Federal Home Loan Mortgage Corp., Pool #G08722

3.50%	09/01/46	505,295	431,471

Federal Home Loan Mortgage Corp., Pool #G08726

3.00%	10/01/46	1,713,507	1,410,261

Federal Home Loan Mortgage Corp., Pool #G08732

3.00%	11/01/46	1,720,888	1,416,335

Federal Home Loan Mortgage Corp., Pool #G08792

3.50%	12/01/47	1,368,737	1,167,678

Federal Home Loan Mortgage Corp., Pool #G08816

3.50%	06/01/48	257,057	218,312

Federal Home Loan Mortgage Corp., Pool #G08826

5.00%	06/01/48	230,537	216,826

Federal Home Loan Mortgage Corp., Pool #G08843

4.50%	10/01/48	911,112	829,002

Federal Home Loan Mortgage Corp., Pool #G16584

3.50%	08/01/33	1,012,884	945,893

Federal Home Loan Mortgage Corp., Pool #G18592

3.00%	03/01/31	528,566	494,725

Federal Home Loan Mortgage Corp., Pool #G18670

3.00%	12/01/32	362,789	335,697

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal Home Loan Mortgage Corp., Pool #G18713

3.50%	11/01/33	$684,642	$637,007

Federal Home Loan Mortgage Corp., Pool #G60038

3.50%	01/01/44	897,951	779,932

Federal Home Loan Mortgage Corp., Pool #G60344

4.00%	12/01/45	458,313	408,930

Federal Home Loan Mortgage Corp., Pool #G67700

3.50%	08/01/46	742,161	640,196

Federal Home Loan Mortgage Corp., Pool #G67706

3.50%	12/01/47	530,305	455,252

Federal Home Loan Mortgage Corp., Pool #G67707

3.50%	01/01/48	5,867,515	5,054,943

Federal Home Loan Mortgage Corp., Pool #G67711

4.00%	03/01/48	1,454,276	1,291,671

Federal Home Loan Mortgage Corp., Pool #G67718

4.00%	01/01/49	1,338,912	1,179,925

Federal Home Loan Mortgage Corp., Pool #Q05261

3.50%	12/01/41	986,956	868,571

Federal Home Loan Mortgage Corp., Pool #Q20178

3.50%	07/01/43	1,876,254	1,627,971

Federal Home Loan Mortgage Corp., Pool #QE0312

2.00%	04/01/52	5,256,530	3,864,055

Federal Home Loan Mortgage Corp., Pool #SD0231

3.00%	01/01/50	4,069,162	3,312,632

Federal Home Loan Mortgage Corp., Pool #SD7513

3.50%	04/01/50	509,000	434,791

Federal Home Loan Mortgage Corp., Pool #SD8178

2.50%	11/01/51	5,290,234	4,073,427

Federal Home Loan Mortgage Corp., Pool #SD8193

2.00%	02/01/52	7,823,735	5,757,503

Federal Home Loan Mortgage Corp., Pool #SD8194

2.50%	02/01/52	7,205,575	5,542,950

Federal Home Loan Mortgage Corp., Pool #SD8205

2.50%	04/01/52	2,110,707	1,621,185

Federal Home Loan Mortgage Corp., Pool #SD8212

2.50%	05/01/52	7,561,008	5,807,433

Federal Home Loan Mortgage Corp., Pool #ZM1779

3.00%	09/01/46	1,086,678	893,984

Federal Home Loan Mortgage Corp., Pool #ZT1703

4.00%	01/01/49	911,599	804,378

Federal Home Loan Mortgage Corp. REMICS Series 2439, Class KZ

6.50%	04/15/32	52,886	53,737

Federal Home Loan Mortgage Corp. REMICS Series 2575, Class FD (PAC)

5.88% (30 day USD SOFR Average + 0.564%)(3)	02/15/33	140,980	138,815

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal Home Loan Mortgage Corp. REMICS Series 2662, Class MT (TAC)

4.50%	08/15/33	$39,001	$37,439

Federal Home Loan Mortgage Corp. REMICS Series 3315, Class S (I/O) (I/F)

0.98% (-30 day USD SOFR Average + 6.296%) (3)	05/15/37	7,340	450

Federal Home Loan Mortgage Corp. REMICS Series 3339, Class JS (I/F)

7.51% (-30 day USD SOFR Average + 42.091%) (3)	07/15/37	179,666	217,248

Federal Home Loan Mortgage Corp. REMICS Series 3351, Class ZC

5.50%	07/15/37	139,292	137,088

Federal Home Loan Mortgage Corp. REMICS Series 3380, Class SM (I/O) (I/F)

0.98% (-30 day USD SOFR Average + 6.296%) (3)	10/15/37	215,494	16,675

Federal Home Loan Mortgage Corp. REMICS Series 3382, Class FL

6.13% (30 day USD SOFR Average + 0.814%) (3)	11/15/37	56,127	55,341

Federal Home Loan Mortgage Corp. REMICS Series 3439, Class SC (I/O) (I/F)

0.47% (-30 day USD SOFR Average + 5.786%)	04/15/38	864,679	35,182

Federal Home Loan Mortgage Corp. REMICS Series 3578, Class DI (I/O) (I/F)

1.22% (-30 day USD SOFR Average + 6.536%) (3)	04/15/36	310,824	16,368

Federal Home Loan Mortgage Corp. REMICS Series 4818, Class CA

3.00%	04/15/48	431,991	353,672

Federal National Mortgage Association

2.00%	04/01/51	7,163,701	5,299,208

4.50%	12/01/52	6,451,403	5,771,480

Federal National Mortgage Association, Pool #596686

6.50%	11/01/31	7,781	7,812

Federal National Mortgage Association, Pool #727575

5.00%	06/01/33	11,451	11,170

Federal National Mortgage Association, Pool #748751

5.50%	10/01/33	32,418	31,912

Federal National Mortgage Association, Pool #AB2127

3.50%	01/01/26	118,222	115,732

Federal National Mortgage Association, Pool #AL0209

4.50%	05/01/41	283,937	263,222

Federal National Mortgage Association, Pool #AL0851

6.00%	10/01/40	255,422	260,102

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal National Mortgage Association, Pool #AS9830

4.00%	06/01/47	$489,803	$432,769

Federal National Mortgage Association, Pool #BN7755

3.00%	09/01/49	2,661,284	2,167,336

Federal National Mortgage Association, Pool #BQ6913

2.00%	12/01/51	8,636,646	6,367,781

Federal National Mortgage Association, Pool #BQ7006

2.00%	01/01/52	7,060,365	5,205,592

Federal National Mortgage Association, Pool #BV8464

3.00%	04/01/52	3,934,221	3,151,804

Federal National Mortgage Association, Pool #CA1710

4.50%	05/01/48	1,256,257	1,144,561

Federal National Mortgage Association, Pool #CA1711

4.50%	05/01/48	869,580	792,264

Federal National Mortgage Association, Pool #CA2208

4.50%	08/01/48	691,845	630,332

Federal National Mortgage Association, Pool #CA2327

4.00%	09/01/48	431,155	382,091

Federal National Mortgage Association, Pool #CB0610

2.50%	05/01/51	6,852,389	5,309,416

Federal National Mortgage Association, Pool #CB2313

2.50%	12/01/51	7,518,004	5,824,685

Federal National Mortgage Association, Pool #CB3289

2.00%	04/01/52	9,593,632	7,097,348

Federal National Mortgage Association, Pool #FM2318

3.50%	09/01/49	263,167	223,823

Federal National Mortgage Association, Pool #FM2870

3.00%	03/01/50	1,747,510	1,422,616

Federal National Mortgage Association, Pool #FS1598

2.00%	04/01/52	7,885,446	5,796,561

Federal National Mortgage Association, Pool #MA1146

4.00%	08/01/42	566,562	509,086

Federal National Mortgage Association, Pool #MA1561

3.00%	09/01/33	1,118,991	991,902

Federal National Mortgage Association, Pool #MA1584

3.50%	09/01/33	1,644,818	1,491,584

Federal National Mortgage Association, Pool #MA3182

3.50%	11/01/47	296,915	252,907

Federal National Mortgage Association, Pool #MA4093

2.00%	08/01/40	4,008,961	3,185,061

Federal National Mortgage Association, Pool #MA4152

2.00%	10/01/40	5,005,767	3,977,008

Federal National Mortgage Association, Pool #MA4281

2.00%	03/01/51	7,247,545	5,361,718

Federal National Mortgage Association, Pool #MA4387

2.00%	07/01/41	2,743,808	2,170,484

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal National Mortgage Association, Pool #MA4465

2.00%	11/01/51	$2,137,278	$1,575,017

Federal National Mortgage Association, Pool #MA4512

2.50%	01/01/52	7,865,836	6,054,802

Federal National Mortgage Association, Pool #MA4548

2.50%	02/01/52	7,231,254	5,562,704

Federal National Mortgage Association, Pool #MA4579

3.00%	04/01/52	7,141,966	5,722,914

Federal National Mortgage Association REMIC Trust Series 2004-W10, Class A6 (PAC)

5.75%	08/25/34	623,546	612,200

Federal National Mortgage Association REMICS Series 2001-14, Class SH (I/F)

8.80% (-30 day USD SOFR Average + 27.424%) (3)	03/25/30	35,386	38,659

Federal National Mortgage Association REMICS Series 2001-34, Class FV

5.94% (30 day USD SOFR Average + 0.614%) (3)	08/25/31	55,387	55,106

Federal National Mortgage Association REMICS Series 2007-89, Class GF

5.96% (30 day USD SOFR Average + 0.634%) (3)	09/25/37	259,249	255,234

Federal National Mortgage Association REMICS Series 2008-30, Class SA (I/O) (I/F)

1.41% (-30 day USD SOFR Average + 6.736%) (3)	04/25/38	45,956	3,949

Federal National Mortgage Association REMICS Series 2008-62, Class SN (I/O) (I/F)

0.76% (-30 day USD SOFR Average + 6.086%) (3)	07/25/38	45,089	2,086

Federal National Mortgage Association REMICS Series 2009-64, Class TB

4.00%	08/25/29	454,153	438,733

Federal National Mortgage Association REMICS Series 2009-68, Class SA (I/O) (I/F)

1.31% (-30 day USD SOFR Average + 6.636%) (3)	09/25/39	35,010	3,207

Federal National Mortgage Association REMICS Series 2010-26, Class AS (I/O) (I/F)

0.89% (-30 day USD SOFR Average + 6.216%) (3)	03/25/40	513,889	23,660

Federal National Mortgage Association REMICS Series 2011-111, Class DB

4.00%	11/25/41	1,107,870	1,000,702

Federal National Mortgage Association REMICS Series 2018-38, Class LA

3.00%	06/25/48	832,257	683,847

Federal National Mortgage Association REMICS Series 2018-43, Class CT

3.00%	06/25/48	618,143	517,994

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal National Mortgage Association REMICS Series 2019-79, Class FA

5.94% (30 day USD SOFR Average + 0.614%) (3)	01/25/50	$1,456,346	$1,397,722

Government National Mortgage Association, Pool #608259

4.50%	08/15/33	14,354	13,492

Government National Mortgage Association, Pool #782114

5.00%	09/15/36	54,858	53,025

Government National Mortgage Association, Pool #MA3521

3.50%	03/20/46	840,518	729,836

Government National Mortgage Association, Pool #MA3597

3.50%	04/20/46	810,039	702,865

Government National Mortgage Association, Pool #MA366

2 3.00%	05/20/46	362,952	305,321

Government National Mortgage Association, Pool #MA3663

3.50%	05/20/46	798,433	692,295

Government National Mortgage Association, Pool #MA4126

3.00%	12/20/46	2,175,629	1,826,776

Government National Mortgage Association, Pool #MA4127

3.50%	12/20/46	1,141,058	988,662

Government National Mortgage Association, Pool #MA4196

3.50%	01/20/47	667,634	578,049

Government National Mortgage Association, Pool #MA4454

5.00%	05/20/47	275,518	262,906

Government National Mortgage Association, Pool #MA4510

3.50%	06/20/47	322,983	279,413

Government National Mortgage Association, Pool #MA4589

5.00%	07/20/47	642,920	613,089

Government National Mortgage Association, Pool #MA4722

5.00%	09/20/47	217,251	207,035

Government National Mortgage Association, Pool #MA4777

3.00%	10/20/47	260,326	218,304

Government National Mortgage Association, Pool #MA4836

3.00%	11/20/47	1,016,113	848,738

Government National Mortgage Association, Pool #MA4837

3.50%	11/20/47	2,092,573	1,809,171

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Government National Mortgage Association, Pool #MA4838

4.00%	11/20/47	$604,060	$538,609

Government National Mortgage Association, Pool #MA4901

4.00%	12/20/47	1,029,817	918,234

Government National Mortgage Association, Pool #MA5078

4.00%	03/20/48	726,553	651,429

Government National Mortgage Association, Pool #MA5399

4.50%	08/20/48	1,446,038	1,324,050

Government National Mortgage Association, Pool #MA5466

4.00%	09/20/48	49,902	44,489

Government National Mortgage Association, Pool #MA5467

4.50%	09/20/48	87,931	80,307

Government National Mortgage Association, Pool #MA6030

3.50%	07/20/49	74,856	62,823

Government National Mortgage Association, Pool #MA6209

3.00%	10/20/49	556,592	446,647

Government National Mortgage Association REMICS Series 2008-27, Class SI (I/O) (I/F)

1.02% (-1 mo. USD Term SOFR + 6.356%) (3)	03/20/38	140,732	11,962

Government National Mortgage Association REMICS Series 2008-81, Class S (I/O) (I/F)

0.75% (-1 mo. USD Term SOFR + 6.086%) (3)	09/20/38	548,913	42,888

Government National Mortgage Association REMICS Series 2010-1, Class S (I/O) (I/F)

0.30% (- 1 mo. USD Term SOFR + 5.636%) (3)	01/20/40	804,127	46,651

Government National Mortgage Association REMICS Series 2018-124, Class NW

3.50%	09/20/48	743,475	645,455

Government National Mortgage Association, TBA

2.50% (7)	12/01/51	18,600,000	14,784,520

4.50% (7)	04/01/53	6,250,000	5,645,656

5.00% (7)	05/01/53	4,425,000	4,117,431

5.50% (7)	06/01/53	9,350,000	8,942,999

Uniform Mortgage-Backed Security, TBA

2.00% (7)	12/01/51	27,375,000	20,111,602

2.50% (7)	01/01/52	9,025,000	6,918,579

3.00% (7)	02/01/52	22,525,000	18,006,803

3.50% (7)	04/01/52	15,800,000	13,158,067

4.00% (7)	05/01/52	24,100,000	20,824,818

4.50% (7)	04/01/53	29,400,000	26,260,464

5.00% (7)	04/01/53	57,575,000	53,088,880

5.50% (7)	04/01/53	58,050,000	55,083,336

Total Residential Mortgage-Backed Securities — Agency

(Cost: $461,635,092)			426,325,483

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 6.6%

Ajax Mortgage Loan Trust Series 2019-F, Class A1

2.86% (2)	07/25/59	$1,791,012	$1,670,994

Bayview MSR Opportunity Master Fund Trust Series 2021-5, Class A5

2.50% (2),(6)	11/25/51	3,923,302	3,241,668

CIM Trust Series 2021-J1, Class A1

2.50% (2),(6)	03/25/51	9,398,495	6,900,551

Citigroup Mortgage Loan Trust, Inc. Series 2005-5, Class 2A2

5.75% (4)	08/25/35	148,504	101,293

Citigroup Mortgage Loan Trust, Inc. Series 2006-AMC1, Class A1

5.73% (1 mo. USD Term SOFR + 0.404%) (2),(3)	09/25/36	6,081,045	5,688,898

CSMC Trust Series 2018-RPL9, Class A

3.85% (2),(6)	09/25/57	2,195,110	2,004,396

CSMC Trust Series 2022-ATH2, Class A1

4.55% (2),(6)	05/25/67	3,425,028	3,203,174

Fremont Home Loan Trust Series 2005-E, Class 2A4

6.10% (1 mo. USD Term SOFR + 0.774%)(3)	01/25/36	4,615,185	4,305,103

GS Mortgage-Backed Securities Trust Series 2018-RPL1, Class A1A

3.75% (2)	10/25/57	1,807,932	1,708,044

GS Mortgage-Backed Securities Trust Series 2021-INV1, Class A6

2.50% (2),(6)	12/25/51	3,635,379	3,002,536

GSAA Home Equity Trust Series 2005-11, Class 2A2

6.08% (1 mo. USD Term SOFR + 0.754%)(3)	10/25/35	682,237	666,175

IndyMac INDX Mortgage Loan Trust Series 2005-AR6, Class 2A1

5.92% (1 mo. USD Term SOFR + 0.594%)(3)	04/25/35	440,977	352,955

JPMorgan Mortgage Trust Series 2021-14, Class A3

2.50% (2),(6)	05/25/52	4,859,574	3,561,916

JPMorgan Mortgage Trust Series 2021-INV3, Class A3

2.50% (2),(6)	12/25/51	7,132,398	5,900,829

JPMorgan Mortgage Trust Series 2022-1, Class A3

2.50% (2),(6)	07/25/52	8,422,157	6,167,915

Morgan Stanley ABS Capital I, Inc. Trust Series 2004-WMC2, Class M1

6.35% (1 mo. USD Term SOFR + 1.029%)(3)	07/25/34	507,469	489,185

Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A

5.64% (6)	04/25/34	71,620	68,154

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCW2, Class M3

6.26% (1 mo. USD Term SOFR + 0.939%)(3)	07/25/35	10,000,000	9,295,243

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Starwood Mortgage Residential Trust Series 2021-3, Class A1

1.13% (2),(6)	06/25/56	$2,335,820	$1,813,985

Structured Asset Investment Loan Trust Series 2004-6, Class A3

6.24% (1 mo. USD Term SOFR + 0.914%)(3)	07/25/34	1,652,301	1,609,347

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-34A, Class 5A4

6.21% (6)	11/25/33	139,666	132,108

WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR15, Class A1A1

5.96% (1 mo. USD Term SOFR + 0.634%)(3)	11/25/45	4,034,793	3,587,282

WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR3, Class A2

4.07% (6)	03/25/35	472,229	446,124

Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 2A1

6.00% (4)	07/25/37	41,245	33,961

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2004-2, Class A33

6.44% (1 mo. USD Term SOFR + 1.114%)(3)	10/25/34	2,486,195	2,422,013

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $73,640,303)			68,373,849

U.S. TREASURY SECURITIES — 21.8%

U.S. Treasury Bonds

4.13%	08/15/53	21,667,000	18,541,009

4.38%	08/15/43	78,300,000	69,818,184

U.S. Treasury Notes

3.88%	08/15/33	25,818,000	23,762,515

4.63%	10/15/26	35,965,000	35,696,667

4.63%	09/30/28	31,375,000	31,088,598

4.88%	10/31/28	46,223,000	46,325,918

Total U.S. Treasury Securities

(Cost: $233,610,090)			225,232,891

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.6%

Federal Home Loan Banks

5.30%	05/22/24	13,370,000	13,351,817

5.37%	05/21/24	13,200,000	13,169,029

Total U.S. Government Agency Obligations

(Cost: $26,570,000)			26,520,846

Total Fixed Income Securities

(Cost: $1,246,926,132)			1,148,209,364

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues		Shares	Value

MONEY MARKET INVESTMENTS — 1.4%

State Street Institutional U.S. Government Money Market Fund — Premier Class,

5.30%, 5.30% (8)		$14,759,946	$14,759,946

Total Money Market Investments

(Cost: $14,759,946)			14,759,946

Issues	Maturity Date	Principal Amount	Value

SHORT TERM INVESTMENTS — 12.3%

U.S. TREASURY SECURITIES — 12.3%

U.S. Treasury Bills

5.49% (9)	04/04/24	$25,000,000	$24,428,573

5.46% (9)	03/21/24	75,000,000	73,440,187

5.43% (9)	03/07/24	5,000,000	4,906,382

5.52% (9)	04/11/24	25,000,000	24,403,300

Total U.S. Treasury Securities

(Cost: $127,173,036)			127,178,442

Total Short Term Investments

(Cost: $127,173,036)			127,178,442

Total Investments (124.7%)

(Cost: $1,388,859,114)			1,290,147,752

Liabilities In Excess Of Other Assets (-24.7%)			(255,457,206)

Net Assets (100.0%)			$1,034,690,546

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2023

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)

Long Futures
1,679	2-Year U.S. Treasury Note Futures	12/29/23	$341,460,003	$339,866,326	$(1,593,677)
340	5-Year U.S. Treasury Note Futures	12/29/23	36,084,520	35,522,031	(562,489)
25	U.S. Ultra Long Bond Futures	12/19/23	3,130,875	2,814,063	(316,812)

			$380,675,398	$378,202,420	$(2,472,978)

Short Futures
105	10-Year U.S. Treasury Note Futures	12/19/23	$(12,049,390)	$(11,426,953)	$622,437
11	30 Year Euro-Buxl Future	12/7/23	(1,552,887)	(1,400,123)	152,764
40	Euro-Bobl Future	12/7/23	(4,943,908)	(4,916,740)	27,168
40	Euro-Bund Future	12/7/23	(5,606,702)	(5,453,696)	153,006

			$(24,152,887)	$(23,197,512)	$955,375

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)

BUY (10)
Goldman Sachs & Co.	EUR	221,000	01/12/24	$235,134	$234,399	$(735)

				$235,134	$234,399	$(735)

SELL (11)
Goldman Sachs & Co.	EUR	221,239	11/01/23	234,566	233,849	717
Citibank N.A.	EUR	16,313,000	01/12/24	17,255,402	17,302,031	(46,629)
Citibank N.A.	GBP	778,000	01/12/24	948,631	944,629	4,002

				$18,438,599	$18,480,509	$(41,910)

Centrally Cleared — Interest Rate Swap Agreements

Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by FundFrequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
$8,888,000 (12)	12/20/53	Annual	3.520%	Annual	12 Month SOFR	$1,108,608	$—	$1,108,608

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
GBP	British Pound Sterling.
(1)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2023, the value of these securities amounted to $12,453,593 or 1.2% of net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $185,548,564 or 17.9% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2023.
(4)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(6)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2023.
(9)	Rate shown represents yield-to-maturity.
(10)	Fund buys foreign currency, sells U.S. Dollar.
(11)	Fund sells foreign currency, buys U.S. Dollar.
(12)	This instrument has a forward starting effective date. See Note 3, Portfolio Investments in the Notes to Financial Statements for further information.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Agency	41.2%
U.S. Treasury Securities	34.1
Corporate Bonds	27.0
Asset-Backed Securities	7.5
Residential Mortgage-Backed Securities — Non-Agency	6.6
Commercial Mortgage-Backed Securities — Non-Agency	3.2
U.S. Government Agency Obligations	2.6
Money Market Investments	1.4
Commercial Mortgage-Backed Securities — Agency	0.6
Municipal Bonds	0.5
Other*	(24.7)

Total	100.0%

*	Includes futures, swap agreements, pending trades, interest receivable, fund share transactions and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$279,188,115	$—	$279,188,115
Municipal Bonds	—	5,625,445	—	5,625,445
Asset-Backed Securities	—	73,947,150	3,702,701	77,649,851
Commercial Mortgage-Backed Securities — Agency	—	6,165,051	—	6,165,051
Commercial Mortgage-Backed Securities — Non-Agency	—	33,127,833	—	33,127,833
Residential Mortgage-Backed Securities — Agency	—	426,325,483	—	426,325,483
Residential Mortgage-Backed Securities — Non-Agency	—	68,373,849	—	68,373,849
U.S. Treasury Securities	225,232,891	—	—	225,232,891
U.S. Government Agency Obligations	—	26,520,846	—	26,520,846

Total Fixed Income Securities	225,232,891	919,273,772	3,702,701	1,148,209,364

Money Market Investments	14,759,946	—	—	14,759,946

Short Term Investments	127,178,442	—	—	127,178,442
Total Investments	$367,171,279	$919,273,772	$3,702,701	$1,290,147,752

Asset Derivatives
Forward Currency Exchange Contracts
Foreign Currency Risk	—	4,719	—	4,719
Futures Contracts
Interest Rate Risk	955,375	—	—	955,375
Swap Agreements
Interest Rate Risk	—	1,108,608	—	1,108,608

Total	$368,126,654	$920,387,099	$3,702,701	$1,292,216,454

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(2,472,978)	$—	$—	$(2,472,978)
Forward Currency Exchange Contracts
Foreign Currency Risk	—	(47,364)	—	(47,364)

Total	$(2,472,978)	$(47,364)	$—	$(2,520,342)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments	October 31, 2023

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 69.7%

ASSET-BACKED SECURITIES — 16.7%

AIMCO CLO 11 Ltd. Series 2020-11A, Class AR

6.79% (3 mo. USD Term SOFR + 1.392%) (1),(2)	10/17/34	$5,000	$4,966

Carvana Auto Receivables Trust Series 2022-P3, Class A3

4.61%	11/10/27	240,000	235,513

CF Hippolyta Issuer LLC Series 2020-1, Class A1

1.69% (1)	07/15/60	179,890	163,315

CF Hippolyta Issuer LLC Series 2021-1A, Class A1

1.53% (1)	03/15/61	273,310	239,597

Drive Auto Receivables Trust Series 2021-1, Class D

1.45%	01/16/29	427,000	405,615

Dryden 30 Senior Loan Fund Series 2013-30A, Class AR

6.45% (3 mo. USD Term SOFR + 1.082%) (1),(2)	11/15/28	50,670	50,517

Exeter Automobile Receivables Trust Series 2021-1A, Class D

1.08%	11/16/26	340,000	323,669

Flagship Credit Auto Trust Series 2019-4, Class D

3.12% (1)	01/15/26	430,000	419,137

Global SC Finance II SRL Series 2014-1A, Class A2

3.09% (1)	07/17/29	6,588	6,444

Navient Private Education Refi Loan Trust Series 2020-BA, Class A2

2.12% (1)	01/15/69	15,762	14,255

Navient Private Education Refi Loan Trust Series 2021-BA, Class A

0.94% (1)	07/15/69	193,070	164,116

Navient Private Education Refi Loan Trust Series 2021-CA, Class A

1.06% (1)	10/15/69	94,829	80,347

Nelnet Student Loan Trust Series 2012-5A, Class A

6.04% (30 day USD SOFR Average + 0.714%) (1),(2)	10/27/36	1,566	1,542

NYACK Park CLO Ltd. Series 2021-1A, Class X

6.33% (3 mo. USD Term SOFR + 0.912%) (1),(2)	10/20/34	1,607	1,589

Palmer Square Loan Funding Ltd. Series 2021-2A, Class A1

6.44% (3 mo. USD Term SOFR + 1.062%) (1),(2)	05/20/29	70,526	70,158

PFS Financing Corp. Series 2022-B, Class A

5.92% (30 day USD SOFR Average + 0.600%) (1),(2)	02/15/26	145,000	145,254

Progress Residential Trust Series 2021-SFR1, Class C

1.56% (1)	04/17/38	252,000	223,012

ReadyCap Commercial Mortgage Trust Series 2018-4, Class A

3.39% (1)	02/27/51	67,149	63,913

Santander Drive Auto Receivables Trust Series 2021-1, Class D

1.13%	11/16/26	330,000	319,683

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLC Student Loan Trust Series 2008-1, Class A4A

7.08% (90 day USD SOFR Average + 1.862%) (2)	12/15/32	$82,743	$83,296

SLM Student Loan Trust Series 2005-7, Class A4

5.75% (90 day USD SOFR Average + 0.412%) (2)	10/25/29	1,081	1,079

SLM Student Loan Trust Series 2008-3, Class A3

6.60% (90 day USD SOFR Average + 1.262%) (2)	10/25/21	5,300	5,193

SLM Student Loan Trust Series 2008-3, Class B

6.80% (90 day USD SOFR Average + 1.462%) (2)	04/26/83	10,000	9,372

SLM Student Loan Trust Series 2013-6, Class A3

6.09% (30 day USD SOFR Average + 0.764%) (2)	06/26/28	6,205	6,069

SoFi Professional Loan Program LLC Series 2017-F, Class A2FX

2.84% (1)	01/25/41	93,074	89,895

SoFi Professional Loan Program LLC Series 2019-A, Class A2FX

3.69% (1)	06/15/48	106,863	102,623

SoFi Professional Loan Program LLC Series 2021-B, Class AFX

1.14% (1)	02/15/47	167,336	136,059

Stack Infrastructure Issuer LLC Series 2019-2A, Class A2

3.08% (1)	10/25/44	84,000	80,803

Stack Infrastructure Issuer LLC Series 2020-1A, Class A2

1.89% (1)	08/25/45	200,000	182,028

Tricon American Homes Trust Series 2017-SFR2, Class B

3.28% (1)	01/17/36	5,000	4,962

U.S. Small Business Administration Series 2009-20G, Class 1

4.30%	07/01/29	37,746	35,951

U.S. Small Business Administration Series 2010-20E, Class 1

4.11%	05/01/30	21,969	20,765

Total Asset-Backed Securities

(Cost: $3,778,050)			3,690,737

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 2.8%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K726, Class X1 (I/O)

0.91% (3)	04/25/24	8,945,113	12,691

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF57, Class A

5.97% (30 day USD SOFR Average + 0.654%) (2)	12/25/28	53,050	52,806

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF66, Class A

5.95% (30 day USD SOFR Average + 0.634%) (2)	07/25/29	$35,417	$35,255

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KJ31, Class A1

0.57%	05/25/26	5,241	5,117

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KS07, Class X (I/O)

0.61% (3)	09/25/25	473,736	5,056

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q004, Class A2H

4.84% (3)	01/25/46	86,606	86,010

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q004, Class AFL

5.67% (1 yr. MTA + 0.740%) (2)	05/25/44	70,259	69,516

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q008, Class A

5.82% (30 day USD SOFR Average + 0.504%) (2)	10/25/45	27,760	27,633

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q013, Class APT1

1.60% (3)	05/25/50	58,211	55,706

Federal National Mortgage Association, Pool #AM1671

2.10%	12/01/27	18,400	17,175

Government National Mortgage Association, Pool #776870

4.90%	12/15/52	38,545	38,461

Government National Mortgage Association, Pool #767414

5.55%	02/15/26	7,871	7,820

Government National Mortgage Association, Pool #669551

5.75%	10/15/32	33,540	33,093

Government National Mortgage Association, Pool #625835

6.00%	11/15/34	24,180	24,171

Government National Mortgage Association, Pool #669522

6.00%	07/15/43	25,539	25,324

Government National Mortgage Association, Pool #749547

6.00%	04/15/53	52,281	52,121

Government National Mortgage Association Series 2012-123, Class IO (I/O)

0.62% (3)	12/16/51	84,527	1,924

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Government National Mortgage Association Series 2013-1, Class IO (I/O)

0.58% (3)	02/16/54	$39,128	$441

Government National Mortgage Association Series 2014-157, Class C

3.15% (3)	10/16/54	72,898	69,430

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $620,107)			619,750

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 4.2%

Bank Series 2018-BN14, Class A2

4.13%	09/15/60	1,581	1,518

BB-UBS Trust Series 2012-SHOW, Class XA (I/O)

0.60% (1),(3)	11/05/36	6,396,000	30,314

BBCMS Trust Series 2018-BXH, Class A

6.51% (1 mo. USD Term SOFR + 1.047%) (1),(2)	10/15/37	431	424

Benchmark Mortgage Trust Series 2018-B6, Class A2

4.20%	10/10/51	5,914	5,722

BX Commercial Mortgage Trust Series 2021-CIP, Class A

6.37% (1 mo. USD Term SOFR + 1.035%) (1),(2)	12/15/38	110,000	107,253

BX Trust Series 2021-MFM1, Class A

6.15% (1 mo. USD Term SOFR + 0.814%) (1),(2)	01/15/34	15,325	15,056

BXHPP Trust Series 2021-FILM, Class A

6.10% (1 mo. USD Term SOFR + 0.764%) (1),(2)	08/15/36	100,000	94,343

Citigroup Commercial Mortgage Trust Series 2014-GC21, Class XA (I/O)

1.12% (3)	05/10/47	4,939,316	8,848

Citigroup Commercial Mortgage Trust Series 2015-GC27, Class XA (I/O)

1.30% (3)	02/10/48	1,813,122	18,766

COMM Mortgage Trust Series 2012-CR4, Class A3

2.85%	10/15/45	62,633	58,531

COMM Mortgage Trust Series 2012-CR4, Class XA (I/O)

1.14% (3)	10/15/45	140,668	1

COMM Mortgage Trust Series 2014-CR17, Class XA (I/O)

0.92% (3)	05/10/47	4,935,493	11,361

COMM Mortgage Trust Series 2015-PC1, Class A4

3.62%	07/10/50	38,610	37,440

FS Rialto Issuer LLC Series 2019-FL1, Class A

6.65% (1 mo. USD Term SOFR + 1.314%) (1),(2)	12/16/36	52,844	52,636

GS Mortgage Securities Trust Series 2011-GC5, Class XA (I/O)

0.09% (1),(3)	08/10/44	139,878	1

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Houston Galleria Mall Trust Series 2015-HGLR, Class A1A1

3.09% (1)	03/05/37	$250,000	$235,239

JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class XA (I/O)

0.56% (3)	01/15/47	51,189	2

JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class ASB

3.43%	08/15/47	4,265	4,237

JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11, Class XA (I/O)

0.95% (3)	04/15/46	412,280	1,911

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class XCL (I/O)

0.43% (1),(3),(4)	09/15/39	289,760	1,182

MF1 Ltd. Series 2020-FL4, Class A

7.15% (1 mo. USD Term SOFR + 1.814%) (1),(2)	11/15/35	64,384	64,440

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class XA (I/O)

0.75% (3)	04/15/47	221,657	9

Morgan Stanley Capital I Trust Series 2015-MS1, Class ASB

3.46%	05/15/48	3,202	3,110

Wells Fargo Commercial Mortgage Trust Series 2017-SMP, Class A

6.26% (1 mo. USD Term SOFR + 0.922%) (1),(2)	12/15/34	100,000	91,642

Wells Fargo Commercial Mortgage Trust Series 2020-C55, Class A1

1.86%	02/15/53	67,187	65,108

WFRBS Commercial Mortgage Trust Series 2013-C14, Class XA (I/O)

0.35% (3)	06/15/46	36,588	68

WFRBS Commercial Mortgage Trust Series 2014-C20, Class A4

3.72%	05/15/47	3,775	3,751

WFRBS Commercial Mortgage Trust Series 2014-C20, Class XA (I/O)

0.88% (3)	05/15/47	883,589	1,576

WFRBS Commercial Mortgage Trust Series 2014-C21, Class XA (I/O)
0.99% (3)	08/15/47	3,438,863	13,113

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $1,011,097)			927,602

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 5.6%

Federal Home Loan Mortgage Corp. REMICS Series 3016, Class GF
5.78% (30 day USD SOFR Average + 0.464%) (2)	08/15/25	12,314	12,307

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal Home Loan Mortgage Corp. REMICS Series 3954, Class PF (PAC)
5.93% (30 day USD SOFR Average + 0.614%) (2)	07/15/41	$209,734	$206,801

Federal Home Loan Mortgage Corp. REMICS Series 3055, Class MF
5.83% (30 day USD SOFR Average + 0.514%) (2)	10/15/35	254,573	248,649

Federal Home Loan Mortgage Corp. REMICS Series 3320, Class FC
5.60% (30 day USD SOFR Average + 0.284%) (2)	05/15/37	51,889	52,050

Federal Home Loan Mortgage Corp. REMICS Series 3738, Class FD
5.73% (30 day USD SOFR Average + 0.414%) (2)	08/15/40	122,054	120,823

Federal National Mortgage Association REMICS Series 2002-41, Class F
5.99% (30 day USD SOFR Average + 0.664%) (2)	07/25/32	9,992	9,948

Federal National Mortgage Association REMICS Series 2005-90, Class FC (PAC)
5.69% (30 day USD SOFR Average + 0.364%) (2)	10/25/35	173,933	173,629

Federal National Mortgage Association REMICS Series 2011-110, Class FE (PAC)
5.84% (30 day USD SOFR Average + 0.514%) (2)	04/25/41	8,256	8,201

Federal National Mortgage Association REMICS Series 2018-94, Class KD (PAC)
3.50%	12/25/48	41,885	35,875

Federal National Mortgage Association REMICS Series 2013-130, Class BF
5.69% (30 day USD SOFR Average + 0.364%) (2)	07/25/43	85,793	84,934

Federal National Mortgage Association Trust Series 2005-W3, Class 2AF
5.66% (30 day USD SOFR Average + 0.334%) (2)	03/25/45	4,700	4,655

Government National Mortgage Association, Pool #MA6081
3.50%	08/20/49	47,459	39,830

Government National Mortgage Association REMICS Series 2023-113, Class FD
6.50% (30 day USD SOFR Average + 1.35) (2)	08/20/53	123,970	121,999

Government National Mortgage Association REMICS Series 2023-116, Class FL
6.47% (30 day USD SOFR Average + 1.15) (2)	08/20/53	124,388	123,324

Total Residential Mortgage-backed Securities — Agency

(Cost: $1,264,598)			1,243,025

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 9.2%

American Home Mortgage Investment Trust Series 2004-3, Class 4A
4.46% (6 mo. USD Term SOFR + 1.928%) (2)	10/25/34	$28,857	$28,636

Angel Oak Mortgage Trust Series 2022-2, Class A1
3.35% (1),(3)	01/25/67	163,752	140,723

Bear Stearns Asset-Backed Securities I Trust Series 2006-HE9, Class 3A
5.72% (1 mo. USD Term SOFR + 0.394%) (2)	11/25/36	92,921	89,331

Bear Stearns Asset-Backed Securities Trust Series 2004-AC1, Class A2
5.94% (1 mo. USD Term SOFR + 0.614%) (2)	03/25/34	34,802	35,169

BNC Mortgage Loan Trust Series 2006-2, Class A4
5.76% (1 mo. USD Term SOFR + 0.434%) (2)	11/25/36	30,090	28,505

Centex Home Equity Loan Trust Series 2005-A, Class M1
6.16% (1 mo. USD Term SOFR + 0.834%) (2)	01/25/35	28,241	27,886

Centex Home Equity Loan Trust Series 2005-B, Class M3
6.13% (1 mo. USD Term SOFR + 0.804%) (2)	03/25/35	54,563	52,638

CHL Mortgage Pass-Through Trust Series 2004-25, Class 1A1
6.10% (1 mo. USD Term SOFR + 0.774%) (2)	02/25/35	78,200	72,875

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2004-OPT1, Class M3
6.38% (1 mo. USD Term SOFR + 1.059%) (2)	10/25/34	63,250	59,617

Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH3, Class M2
5.89% (1 mo. USD Term SOFR + 0.564%) (2)	10/25/36	15,058	14,961

COLT Mortgage Loan Trust Series 2021-2, Class A1
0.92% (1),(3)	08/25/66	145,344	111,583

Countrywide Alternative Loan Trust Series 2005-56, Class 4A1
6.06% (1 mo. USD Term SOFR + 0.734%) (2)	11/25/35	20,969	18,421

Countrywide Asset-Backed Certificates Trust Series 2004-7, Class MV4
4.22% (1 mo. USD Term SOFR + 1.764%) (2)	12/25/34	59,470	58,152

DSLA Mortgage Loan Trust Series 2005-AR1, Class 2A1A
5.95% (1 mo. USD Term SOFR + 0.614%) (2)	02/19/45	67,714	66,268

Encore Credit Receivables Trust Series 2005-3, Class M4
6.34% (1 mo. USD Term SOFR + 1.014%) (2)	10/25/35	14,483	14,068

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

First Franklin Mortgage Loan Trust Series 2004-FF5, Class A3C
6.44% (1 mo. USD Term SOFR + 1.114%) (2)	08/25/34	$3,556	$3,259

Impac CMB Trust Series 2004-6, Class 1A1
6.24% (1 mo. USD Term SOFR + 0.914%) (2)	10/25/34	42,013	40,527

Impac CMB Trust Series 2005-5, Class A1
6.08% (1 mo. USD Term SOFR + 0.434%) (2)	08/25/35	118,421	106,035

JPMorgan Alternative Loan Trust Series 2007-S1, Class A1
6.00% (1 mo. USD Term SOFR + 0.674%) (2)	04/25/47	61,775	57,236

JPMorgan Mortgage Trust Series 2005-A5, Class TA1
5.31% (3)	08/25/35	444	406

JPMorgan Mortgage Trust Series 2005-A6, Class 7A1
5.05% (3)	08/25/35	5,487	4,512

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 3A1
5.41% (3)	11/21/34	10,443	9,672

MASTR Adjustable Rate Mortgages Trust Series 2007-1, Class I2A1
5.76% (1 mo. USD Term SOFR + 0.434%) (2)	01/25/47	39,305	38,945

MASTR Seasoned Securitization Trust Series 2005-1, Class 4A1
6.30% (3)	10/25/32	4,587	4,256

Morgan Stanley ABS Capital I, Inc. Trust Series 2005-HE1, Class M1
6.11% (1 mo. USD Term SOFR + 0.789%) (2)	12/25/34	25,426	24,257

MortgageIT Trust Series 2005-3, Class A1
6.04% (1 mo. USD Term SOFR + 0.714%) (2)	08/25/35	2,433	2,274

MortgageIT Trust Series 2005-3, Class A2
6.14% (1 mo. USD Term SOFR + 0.814%) (2)	08/25/35	12,166	11,372

MortgageIT Trust Series 2005-5, Class A1
5.96% (1 mo. USD Term SOFR + 0.634%) (2)	12/25/35	11,534	11,111

Nationstar Home Equity Loan Trust Series 2007-A, Class M1
5.71% (1 mo. USD Term SOFR + 0.384%) (2)	03/25/37	415,000	402,933

Nationstar Home Equity Loan Trust Series 2007-C, Class 1AV1
5.61% (1 mo. USD Term SOFR + 0.289%) (2)	06/25/37	35,559	33,629

Ownit Mortgage Loan Trust Series 2006-3, Class A2D
5.98% (1 mo. USD Term SOFR + 0.654%)	03/25/37	108,368	101,559

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WHQ2, Class M3
6.16% (1 mo. USD Term SOFR + 0.834%) (2)	05/25/35	$37,024	$35,890

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WHQ3, Class M4
6.38% (1 mo. USD Term SOFR + 1.059%) (2)	06/25/35	16,120	16,036

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB5, Class A3
5.72% (1 mo. USD Term SOFR + 0.394%) (2)	06/25/36	65,518	41,230

Structured Adjustable Rate Mortgage Loan Trust Series 2005-17, Class 3A1
4.69% (3)	08/25/35	10,179	8,585

Structured Asset Investment Loan Trust Series 2005-HE2, Class M2
6.19% (1 mo. USD Term SOFR + 0.864%) (2)	07/25/35	107,322	99,615

WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR13, Class A1A1
6.02% (1 mo. USD Term SOFR + 0.694%) (2)	10/25/45	40,717	37,976

WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR2, Class 2A1B
6.18% (1 mo. USD Term SOFR + 0.854%) (2)	01/25/45	83,365	80,715

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2007-2, Class A3
5.90% (1 mo. USD Term SOFR + 0.574%) (2)	04/25/37	35,541	33,957

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $2,079,136)			2,024,820

CORPORATE BONDS — 31.1%

Agriculture — 0.8%

BAT Capital Corp. (United Kingdom)
3.56%	08/15/27	58,000	52,629

Imperial Brands Finance PLC (United Kingdom)
3.13% (1)	07/26/24	120,000	117,336

			169,965

Airlines — 0.0%

U.S. Airways Pass-Through Trust Series 2012-1, Class A (EETC)
5.90%	04/01/26	4,078	4,105

Banks — 12.9%

ABN AMRO Bank NV (Netherlands)
2.47% (1 yr. CMT + 1.100%) (1),(2)	12/13/29	75,000	61,082

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Bank of America Corp.
1.73% (Secured Overnight Financing Rate + 0.960%) (2)	07/22/27	$150,000	$132,423
2.55% (Secured Overnight Financing Rate + 1.050%) (2)	02/04/28	135,000	119,356
3.82% (3 mo. USD Term SOFR + 1.837%) (2)	01/20/28	10,000	9,232
4.38% (5 yr. CMT + 2.760%) (2),(5)	01/27/27	10,000	8,111

Citigroup, Inc.
3.07% (Secured Overnight Financing Rate + 1.280%) (2)	02/24/28	370,000	333,196

Goldman Sachs Group, Inc.
3.81% (3 mo. USD Term SOFR + 1.420%) (2)	04/23/29	370,000	332,633

HSBC Holdings PLC (United Kingdom)
2.21% (Secured Overnight Financing Rate + 1.285%) (2)	08/17/29	75,000	61,029
2.80% (Secured Overnight Financing Rate + 1.187%)	05/24/32	110,000	82,800

ING Groep NV (Netherlands)
3.87% (Secured Overnight Financing Rate + 1.640%) (2)	03/28/26	100,000	96,429

JPMorgan Chase & Co.
1.95% (Secured Overnight Financing Rate + 1.065%) (2)	02/04/32	35,000	26,011
2.07% (Secured Overnight Financing Rate + 1.015%) (2)	06/01/29	205,000	170,385
2.55% (Secured Overnight Financing Rate + 1.180%)	11/08/32	20,000	15,166

Macquarie Group Ltd. (Australia)
1.34% (Secured Overnight Financing Rate + 1.069%)(1),(2)	01/12/27	100,000	89,298
2.87% (Secured Overnight Financing Rate + 1.532%) (1)	01/14/33	5,000	3,698

Morgan Stanley
1.51% (Secured Overnight Financing Rate + 0.858%) (2)	07/20/27	165,000	144,882

NatWest Group PLC (United Kingdom)
4.27% (3 mo. USD LIBOR + 1.762%) (2)	03/22/25	15,000	14,852

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

PNC Financial Services Group, Inc.
5.58% (Secured Overnight Financing Rate + 1.841%) (2)	06/12/29	$10,000	$9,577

Santander U.K. Group Holdings PLC (United Kingdom)
1.09% (Secured Overnight Financing Rate + 0.787%)	03/15/25	175,000	170,907

U.S. Bancorp
5.84% (Secured Overnight Financing Rate + 2.260%)	06/12/34	5,000	4,619

UBS Group AG (Switzerland)
1.31% (Secured Overnight Financing Rate Index + 0.980%) (1),(2)	02/02/27	215,000	190,813
1.36% (1 yr. CMT + 1.080%) (1),(2)	01/30/27	150,000	133,060
3.09% (Secured Overnight Financing Rate + 1.730%) (1)	05/14/32	260,000	200,465

Wells Fargo & Co.
2.39% (Secured Overnight Financing Rate + 2.100%) (2)	06/02/28	100,000	87,195
3.53% (Secured Overnight Financing Rate + 1.510%) (2)	03/24/28	365,000	332,990
4.90% (Secured Overnight Financing Rate + 2.100%)	07/25/33	5,000	4,397

			2,834,606

Beverages — 0.2%

Bacardi Ltd.
4.45% (1)	05/15/25	40,000	38,905

Biotechnology — 0.7%

Amgen, Inc.
5.15%	03/02/28	155,000	151,334

Chemicals — 0.5%

International Flavors & Fragrances, Inc.
1.23% (1)	10/01/25	125,000	112,811

Commercial Services — 0.2%

Global Payments, Inc.
4.45%	06/01/28	55,000	50,756

Diversified Financial Services — 1.7%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
2.45%	10/29/26	155,000	137,911

Air Lease Corp.
2.88%	01/15/26	30,000	27,852
3.25%	03/01/25	95,000	91,016

Issues	Maturity Date	Principal Amount	Value

Diversified Financial Services (Continued)

Avolon Holdings Funding Ltd. (Ireland)
2.53% (1)	11/18/27	$25,000	$20,890

Capital One Financial Corp.
3.27% (Secured Overnight Financing Rate + 1.790%) (2)	03/01/30	40,000	32,784

Cboe Global Markets, Inc.
3.00%	03/16/32	65,000	52,182

Intercontinental Exchange, Inc.
1.85%	09/15/32	15,000	10,683

			373,318

Electric — 2.1%

Alliant Energy Finance LLC
1.40% (1)	03/15/26	225,000	200,059

Eversource Energy
2.90%	03/01/27	50,000	45,405

ITC Holdings Corp.
4.95% (1)	09/22/27	100,000	96,565

Jersey Central Power & Light Co.
4.30% (1)	01/15/26	125,000	120,147

			462,176

Entertainment — 0.6%

WarnerMedia Holdings, Inc.
3.76%	03/15/27	100,000	92,094
4.28%	03/15/32	10,000	8,295
5.05%	03/15/42	45,000	33,332

			133,721

Food — 1.0%

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.00%	05/15/32	95,000	68,851
5.13%	02/01/28	75,000	70,439

Smithfield Foods, Inc.
4.25% (1)	02/01/27	95,000	87,304

			226,594

Health Care-Services — 2.2%

Centene Corp.
3.00%	10/15/30	28,000	22,184

Fresenius Medical Care U.S. Finance III, Inc.
1.88% (1)	12/01/26	135,000	116,779

HCA, Inc.
3.13%	03/15/27	95,000	85,751
5.00%	03/15/24	10,000	9,960
5.25%	06/15/26	65,000	63,476

Premier Health Partners
2.91%	11/15/26	125,000	111,884

Universal Health Services, Inc.
1.65%	09/01/26	85,000	75,007

			485,041

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

Insurance — 1.8%

Athene Global Funding
2.51% (1)	03/08/24	$20,000	$19,731
3.21% (1)	03/08/27	70,000	62,255
6.04% (Secured Overnight Financing Rate Index + 0.700%) (1),(2)	05/24/24	95,000	94,616

Nationwide Mutual Insurance Co.
7.96% (3 mo. USD LIBOR + 2.290%) (1),(2)	12/15/24	70,000	69,877

Willis North America, Inc.
2.95%	09/15/29	20,000	16,780
3.60%	05/15/24	40,000	39,459
4.65%	06/15/27	95,000	90,454

			393,172

Media — 0.4%

Charter Communications Operating LLC/Charter Communications Operating Capital
7.29% (3 mo. USD Term SOFR + 1.912%) (2)	02/01/24	94,000	94,190

Miscellaneous Manufacturers — 0.0%

General Electric Co.
6.11% (3 mo. USD Term SOFR + 0.742%)	08/15/36	10,000	8,972

Packaging & Containers — 0.6%

Berry Global, Inc.
4.88% (1)	07/15/26	130,000	124,192

Pharmaceuticals — 0.9%

Bayer U.S. Finance II LLC
2.85% (1)	04/15/25	50,000	47,281
4.25% (1)	12/15/25	25,000	24,025
4.38% (1)	12/15/28	145,000	132,927

			204,233

Pipelines — 1.2%

Energy Transfer LP
4.95%	06/15/28	135,000	127,661

Plains All American Pipeline LP/PAA Finance Corp.
4.50%	12/15/26	102,000	97,234
4.65%	10/15/25	50,000	48,459

			273,354

REIT — 1.9%

American Assets Trust LP
3.38%	02/01/31	10,000	7,209

Extra Space Storage LP
2.20%	10/15/30	8,000	6,109
2.40%	10/15/31	5,000	3,737

GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32	26,000	19,663
5.25%	06/01/25	60,000	58,819

Issues	Maturity Date	Principal Amount	Value

REIT (Continued)

Healthcare Realty Holdings LP
3.50%	08/01/26	$10,000	$9,257
3.63%	01/15/28	55,000	48,874

Hudson Pacific Properties LP
3.95%	11/01/27	55,000	42,284

Ventas Realty LP
2.65%	01/15/25	5,000	4,784

VICI Properties LP/VICI Note Co., Inc.

5.75% (1)	02/01/27	150,000	144,346
Weyerhaeuser Co.
3.38%	03/09/33	90,000	71,476

			416,558

Savings & Loans — 0.0%

TIAA FSB Holdings, Inc.
5.75%	07/02/25	10,000	9,316

Software — 0.3%

Oracle Corp.
2.80%	04/01/27	70,000	63,349

Telecommunications — 1.1%

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
5.15% (1)	09/20/29	58,500	57,579

T-Mobile USA, Inc.
3.75%	04/15/27	195,000	181,389

			238,968

Total Corporate Bonds

(Cost: $7,306,454)			6,869,636

MUNICIPAL BONDS — 0.1%

City of Baltimore, General Obligation Unlimited
5.00%	10/15/25	5,000	4,969

Massachusetts School Building Authority, Revenue Bond
2.50%	02/15/37	20,000	14,034

New York State Urban Development Corp., Revenue Bond
2.54%	03/15/34	15,000	11,203

Total Municipal Bonds

(Cost: $39,102)			30,206

Total Fixed Income Securities

(Cost: $16,098,544)			15,405,776

		Shares

MONEY MARKET INVESTMENTS — 12.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class,
5.30% (6)		2,750,913	2,750,913

Total Money Market Investments

(Cost: $2,750,913)			2,750,913

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

MONEY MARKET INVESTMENTS (Continued)

SHORT TERM INVESTMENTS — 9.1%

U.S. Treasury Securities — 9.1%

U.S. Treasury Bills
5.19% (7)	11/28/23	$410,000	$408,375
5.19% (7)	11/28/23	500,000	498,018
5.23% (7)	12/05/23	800,000	796,006
5.43% (7)	03/07/24	300,000	294,383

Total U.S. Treasury Securities

(Cost: $1,996,791)			1,996,782

Total Investments (91.3%)

(Cost: $20,846,248)			20,153,471

Excess Of Other Assets Over Liabilities (8.7%)			1,912,405

Net Assets (100.0%)			$22,065,876

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
57	Bloomberg Commodity Index Future (8)	12/20/23	$610,232	$596,334	$(13,898)

Total Return Swaps (8)

Notional Amount	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Payment Frequency	Unrealized Appreciation (Depreciation)	Premium Paid	Value
OTC Swaps
$16,095,374	11/17/2023	Citigroup	0.14%	Citigroup Commodity Total Return Index (9)	Monthly	$ (209,666)	$ —	$ (209,666)
5,600,000	11/17/2023	Citigroup	0.18%	Citigroup Commodity Total Return Index (9)	Monthly	(63,324)	—	(63,324)

						$ (272,990)	$—	$ (272,990)

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $5,555,409 or 25.2% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2023.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2023

(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	Restricted security (Note 11).
(5)	Perpetual maturity.
(6)	Rate disclosed is the 7-day net yield as of October 31, 2023.
(7)	Rate shown represents yield-to-maturity.
(8)	All or a portion of this security is owned by TCW Cayman Enhanced Commodity Fund, Ltd.
(9)	Custom Index has exposure to the following commodities as shown on the next two pages.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Components of Total Return Swap	October 31, 2023

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Gold	$2,609,060	16.21%	$140
WTI Crude Oil	1,237,734	7.69%	(113,871)
Brent Crude Oil	1,163,696	7.23%	(78,524)
Natural Gas	1,107,362	6.88%	97,388
Soybeans	991,475	6.16%	(6,014)
Copper High Grade	840,178	5.22%	18,996
Corn	799,940	4.97%	(21,042)
Silver	735,559	4.57%	(17,883)
Aluminium Primary	655,082	4.07%	19,919
Live Cattle	619,672	3.85%	(9,251)
Sugar #11	535,976	3.33%	5,264
Soybean Meal	535,976	3.33%	6,604
Soybean Oil	508,614	3.16%	(15,079)
Coffee ‘C’ Arabica	487,690	3.03%	1,603
RBOB Gasoline	434,575	2.70%	(20,725)
SRW Wheat	399,165	2.48%	(15,760)
Zinc High Grade	387,898	2.41%	(2,052)
Gasoil	379,851	2.36%	(30,964)
Lean Hogs	344,441	2.14%	16,404
Nickel Primary	334,784	2.08%	(7,820)
Heating Oil	291,326	1.81%	(21,016)
HRW Wheat	286,498	1.78%	(12,542)
Cotton	255,916	1.59%	(2,453)
Lead Standard	152,906	0.95%	(988)

	$16,095,374	100.00%	$(209,666)

(1)	Commodity Exposures of the Citigroup Commodity Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Components of Total Return Swap October 31, 2023

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Gold	$915,040	16.34%	$42
WTI Crude Oil	437,360	7.80%	(29,002)
Brent Crude Oil	409,920	7.32%	(23,344)
Soybeans	346,640	6.19%	(1,141)
Copper High Grade	291,760	5.25%	6,771
Natural Gas	352,800	6.30%	26,121
Corn	280,560	5.01%	(6,637)
Silver	258,160	4.61%	(6,184)
Aluminium Primary	226,800	4.05%	6,782
Sugar #11	190,960	3.40%	1,215
Live Cattle	218,400	3.90%	(4,282)
Coffee ‘C’ Arabica	171,920	3.07%	331
Soybean Meal	188,160	3.36%	1,393
Soybean Oil	176,960	3.16%	(4,925)
Zinc High Grade	136,080	2.43%	(506)
RBOB Gasoline	148,960	2.66%	(5,685)
Nickel Primary	117,040	2.09%	(2,664)
SRW Wheat	139,440	2.49%	(5,136)
Gasoil	132,720	2.37%	(8,309)
Lean Hogs	113,120	2.02%	3,595
Heating Oil	101,920	1.82%	(6,301)
HRW Wheat	101,360	1.80%	(4,127)
Cotton	90,160	1.60%	(1,036)
Lead Standard	53,760	0.96%	(295)

	$5,600,000	100.00%	$(63,324)

(1)	Commodity Exposures of the Citigroup Commodity Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
Corporate Bonds	31.1%
Asset-Backed Securities	16.7
Money Market Investments	12.5
Residential Mortgage-Backed Securities — Non-Agency	9.2
U.S. Treasury Securities	9.1
Residential Mortgage-Backed Securities — Agency	5.6
Commercial Mortgage-Backed Securities — Non-Agency	4.2
Commercial Mortgage-Backed Securities — Agency	2.8
Municipal Bonds	0.1
Other*	8.7

Total	100.0%

*	Includes swaps, futures, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$3,690,737	$—	$3,690,737
Commercial Mortgage-Backed Securities — Agency	—	619,750	—	619,750
Commercial Mortgage-Backed Securities — Non-Agency	—	927,602	—	927,602
Residential Mortgage-Backed Securities — Agency	—	1,243,025	—	1,243,025
Residential Mortgage-Backed Securities — Non-Agency	—	2,024,820	—	2,024,820
Corporate Bonds*	—	6,869,636	—	6,869,636
Municipal Bonds	—	30,206	—	30,206

Total Fixed Income Securities	—	15,405,776	—	15,405,776
Money Market Investments	2,750,913	—	—	2,750,913
Short Term Investments	1,996,782	—	—	1,996,782

Total Investments	$4,747,695	$15,405,776	$—	$20,153,471

Liability Derivatives
Futures Contracts
Equity Risk	$(13,898)	$—	$—	$(13,898)
Swap Agreements
Commodity Risk	—	(272,990)	—	(272,990)

Total	$(13,898)	$(272,990)	$—	$(286,888)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES — 109.3% of Net Assets

CORPORATE BONDS — 27.6%

Aerospace/Defense — 0.1%

TransDigm, Inc.

6.75% (1)	08/15/28		$18,000	$17,518

Agriculture — 1.0%

BAT Capital Corp. (United Kingdom)

4.54%	08/15/47		15,000	9,712

BAT International Finance PLC (United Kingdom)

2.25% (2)	01/16/30		100,000	89,565

Imperial Brands Finance PLC (United Kingdom)

3.88% (1)	07/26/29		$13,000	11,351

8.13% (2)	03/15/24	GBP	50,000	61,056

				171,684

Airlines — 0.4%

Delta Air Lines Pass-Through Trust Series 2020-1, Class AA

2.00%	12/10/29		73,856	63,831

Banks — 8.2%

Bank of America Corp.

2.30% (Secured Overnight Financing Rate + 1.220%) (3)	07/21/32		155,000	114,471

China Development Bank

2.77%	10/24/32	CNY	160,000	21,725

3.09%	06/18/30	CNY	1,290,000	179,413

3.48%	01/08/29	CNY	200,000	28,363

Citigroup, Inc.

2.98% (Secured Overnight Financing Rate + 1.422%) (3)	11/05/30		$25,000	20,524

3.06% (Secured Overnight Financing Rate + 1.351%) (3)	01/25/33		60,000	46,252

Goldman Sachs Group, Inc.

2.38% (Secured Overnight Financing Rate + 1.248%) (3)	07/21/32		100,000	74,339

HSBC Holdings PLC (United Kingdom)

1.75% (Sterling Overnight Index Average + 1.307%) (3)	07/24/27	GBP	100,000	107,600

2.80% (Secured Overnight Financing Rate + 1.187%) (3)	05/24/32		$15,000	11,291

JPMorgan Chase & Co.

2.55% (Secured Overnight Financing Rate + 1.180%) (3)	11/08/32		100,000	75,830

Issues	Maturity Date	Principal Amount		Value

Banks (Continued)

Kreditanstalt fuer Wiederaufbau (Germany)

0.63%	01/07/28		$181,000	$172,440

Lloyds Banking Group PLC (United Kingdom)

4.98% (1 yr. CMT + 2.300%) (3)	08/11/33		10,000	8,687

Macquarie Group Ltd. (Australia)

2.87% (Secured Overnight Financing Rate + 1.532%) (1),(3)	01/14/33		25,000	18,488

Morgan Stanley

2.24% (Secured Overnight Financing Rate + 1.178%) (3)	07/21/32		105,000	77,543

PNC Financial Services Group, Inc.

6.88% (Secured Overnight Financing Rate + 2.284%) (3)	10/20/34		35,000	34,998

Santander U.K. Group Holdings PLC (United Kingdom)

1.09% (Secured Overnight Financing Rate + 0.787%) (3)	03/15/25		90,000	87,895

5.00% (1)	11/07/23		20,000	19,995

U.S. Bancorp

4.84% (Secured Overnight Financing Rate + 1.600%) (3)	02/01/34		35,000	29,937

5.84% (Secured Overnight Financing Rate + 2.260%) (3)	06/12/34		10,000	9,239

UBS Group AG (Switzerland)

2.59% (Secured Overnight Financing Rate + 1.560%) (1),(3)	09/11/25		15,000	14,467

2.88% (1 year EUR Swap + 1.950%) (2),(3)	04/02/32	EUR	100,000	91,704

3.09% (Secured Overnight Financing Rate + 1.730%) (1),(3)	05/14/32		$20,000	15,420

6.54% (Secured Overnight Financing Rate + 3.920%) (1),(3)	08/12/33		75,000	72,071

9.02% (Secured Overnight Financing Rate + 5.020%) (1),(3)	11/15/33		35,000	39,370

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Wells Fargo & Co.

3.35% (Secured Overnight Financing Rate + 1.500%) (3)	03/02/33	$110,000	$86,677

4.90% (Secured Overnight Financing Rate + 2.100%) (3)	07/25/33	5,000	4,397

			1,463,136

Beverages — 0.2%

Bacardi Ltd.

4.45% (1)	05/15/25	25,000	24,316

Triton Water Holdings, Inc.

6.25% (1)	04/01/29	20,000	16,350

			40,666

Building Materials — 1.1%

Cemex SAB de CV (Mexico)

9.13% (5 yr. CMT + 5.157%) (1),(3),(4)	03/14/28	200,000	205,277

Chemicals — 0.6%

International Flavors & Fragrances, Inc.

1.80%	09/25/26	100,000	98,302

Valvoline, Inc.

3.63% (1)	06/15/31	10,000	7,615

			105,917

Commercial Services — 0.1%

Adtalem Global Education, Inc.

5.50% (1)	03/01/28	6,000	5,503

WASH Multifamily Acquisition, Inc.

5.75% (1)	04/15/26	4,000	3,704

			9,207

Computers — 0.1%

NCR Voyix Corp.

5.13% (1)	04/15/29	18,000	15,499

Diversified Financial Services — 0.8%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)

2.45%	10/29/26	20,000	17,795

3.30%	01/30/32	35,000	27,157

3.88%	01/23/28	10,000	8,997

Air Lease Corp.

3.25%	03/01/25	20,000	19,161

5.85%	12/15/27	20,000	19,536

Avolon Holdings Funding Ltd. (Ireland)

2.53% (1)	11/18/27	24,000	20,054

2.88% (1)	02/15/25	30,000	28,373

			141,073

Issues	Maturity Date	Principal Amount	Value

Electric — 0.1%

Arizona Public Service Co.

5.55%	08/01/33	$20,000	$18,801

Engineering & Construction — 0.1%

Artera Services LLC

9.03% (1)	12/04/25	16,000	14,467

Entertainment — 0.4%

WarnerMedia Holdings, Inc.

5.05%	03/15/42	10,000	7,407

5.14%	03/15/52	85,000	60,235

			67,642

Environmental Control — 0.0%

GFL Environmental, Inc. (Canada)

3.75% (1)	08/01/25	7,000	6,628

Food — 0.5%

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.

4.38%	02/02/52	20,000	12,172

Pilgrim’s Pride Corp.

4.25%	04/15/31	37,000	30,571

6.88%	05/15/34	40,000	37,927

Post Holdings, Inc.

4.63% (1)	04/15/30	12,000	10,065

			90,735

Health Care-Products — 0.1%

DENTSPLY SIRONA, Inc.

3.25%	06/01/30	20,000	16,288

Health Care-Services — 1.1%

Catalent Pharma Solutions, Inc.

3.50% (1)	04/01/30	10,000	7,860

Centene Corp.

4.25%	12/15/27	65,000	59,879

Fortrea Holdings, Inc.

7.50% (1)	07/01/30	3,000	2,906

HCA, Inc.

5.25%	06/15/49	34,000	26,157

Kedrion SpA (Italy)

6.50% (1)	09/01/29	26,000	21,775

ModivCare Escrow Issuer, Inc.

5.00% (1)	10/01/29	12,000	8,757

ModivCare, Inc.

5.88% (1)	11/15/25	8,000	7,568

Molina Healthcare, Inc.

3.88% (1)	11/15/30	63,000	51,424

Tenet Healthcare Corp.

6.75% (1)	05/15/31	9,000	8,559

			194,885

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Household Products/Wares — 0.1%

Central Garden & Pet Co.

4.13%	10/15/30	$6,000	$4,901

Spectrum Brands, Inc.

5.50% (1)	07/15/30	10,000	9,100

			14,001

Insurance — 0.6%

Acrisure LLC/Acrisure Finance, Inc.

4.25% (1)	02/15/29	9,000	7,390

Athene Global Funding

1.99% (1)	08/19/28	70,000	56,790

Farmers Exchange Capital II

6.15% (3 mo. USD LIBOR + 3.744%) (1),(3)	11/01/53	55,000	49,678

			113,858

Internet — 0.4%

Alibaba Group Holding Ltd. (China)

2.13%	02/09/31	50,000	38,423

Tencent Holdings Ltd. (China)

3.60% (1)	01/19/28	40,000	36,580

			75,003

Investment Companies — 0.9%

Gaci First Investment Co. (Saudi Arabia)

5.13% (2)	02/14/53	200,000	154,750

Icahn Enterprises LP/Icahn Enterprises Finance Corp.

5.25%	05/15/27	9,000	7,729

6.25%	05/15/26	6,000	5,490

6.38%	12/15/25	2,000	1,884

			169,853

Media — 0.6%

Charter Communications Operating LLC/Charter Communications Operating Capital

5.38%	05/01/47	81,000	58,648

CSC Holdings LLC

6.50% (1)	02/01/29	45,000	35,644

Sirius XM Radio, Inc.

3.88% (1)	09/01/31	7,000	5,278

VZ Secured Financing BV (Netherlands)

5.00% (1)	01/15/32	23,000	17,528

			117,098

Miscellaneous Manufacturers — 0.7%

General Electric Co.

6.11% (3 mo. USD Term SOFR + 0.742%) (3)	08/15/36	150,000	134,577

Oil & Gas — 2.1%

Empresa Nacional del Petroleo (Chile)

6.15% (1)	05/10/33	200,000	186,388

Issues	Maturity Date	Principal Amount	Value

Oil & Gas (Continued)

KazMunayGas National Co. JSC (Kazakhstan)

4.75% (2)	04/19/27	$200,000	$187,140

			373,528

Packaging & Containers — 0.8%

Ball Corp.

6.88%	03/15/28	8,000	7,980

Berry Global, Inc.

1.00% (2)	01/15/25	100,000	101,503

Graphic Packaging International LLC

4.13%	08/15/24	27,000	26,460

Trivium Packaging Finance BV (Netherlands)

8.50% (1)	08/15/27	2,000	1,675

			137,618

Pharmaceuticals — 0.4%

Bayer U.S. Finance II LLC

4.63% (1)	06/25/38	51,000	40,280

4.88% (1)	06/25/48	10,000	7,501

Prestige Brands, Inc.

3.75% (1)	04/01/31	22,000	17,496

			65,277

Pipelines — 1.4%

Energy Transfer LP

5.15%	03/15/45	60,000	46,389

6.55%	12/01/33	3,000	2,956

Greensaif Pipelines Bidco SARL

6.13% (1)	02/23/38	200,000	186,540

Venture Global Calcasieu Pass LLC

6.25% (1)	01/15/30	10,000	9,447

Venture Global LNG, Inc.

9.50% (1)	02/01/29	9,000	9,135

			254,467

Real Estate — 0.5%

Blackstone Property Partners Europe Holdings SARL (Luxembourg)

1.75% (2)	03/12/29	100,000	83,128

REIT — 1.6%

American Assets Trust LP

3.38%	02/01/31	40,000	28,835

American Homes 4 Rent LP

3.38%	07/15/51	35,000	19,761

4.30%	04/15/52	10,000	6,788

American Tower Corp.

2.70%	04/15/31	20,000	15,473

5.65%	03/15/33	15,000	13,978

GLP Capital LP/GLP Financing II, Inc.

3.35%	09/01/24	15,000	14,642

5.38%	04/15/26	20,000	19,187

5.75%	06/01/28	5,000	4,692

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

REIT (Continued)

Healthcare Realty Holdings LP

3.10%	02/15/30	$75,000	$61,089

Hudson Pacific Properties LP

3.25%	01/15/30	30,000	19,298

4.65%	04/01/29	5,000	3,572

Kilroy Realty LP

2.65%	11/15/33	15,000	9,816

LXP Industrial Trust

2.70%	09/15/30	20,000	15,206

VICI Properties LP/VICI Note Co., Inc.

5.75% (1)	02/01/27	55,000	52,927

			285,264

Retail — 0.5%

Alimentation Couche-Tard, Inc. (Canada)

3.06%	07/26/24	95,000	67,220

Ferrellgas LP/Ferrellgas Finance Corp.

5.88% (1)	04/01/29	2,000	1,777

Michaels Cos., Inc.

5.25% (1)	05/01/28	20,000	14,510

			83,507

Semiconductors — 1.1%

SK Hynix, Inc.

6.38% (2)	01/17/28	200,000	198,260

Software — 0.2%

Open Text Corp. (Canada)

6.90% (1)	12/01/27	5,000	4,975

Oracle Corp.

3.95%	03/25/51	44,000	28,622

			33,597

Telecommunications — 0.8%

Frontier Communications Holdings LLC

5.00% (1)	05/01/28	11,000	9,547

8.63% (1)	03/15/31	10,000	9,415

Intelsat Jackson Holdings SA (Escrow)

8.50% (1),(5)	10/15/24	21,000	—

9.75% (1),(5)	07/15/25	15,000	—

Intelsat Jackson Holdings SA (Luxembourg)

6.50% (1),(6)	03/15/30	12,000	10,573

Qwest Corp.

7.25%	09/15/25	33,000	31,845

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC

4.74% (1)	09/20/29	26,250	25,957

T-Mobile USA, Inc.

2.63%	04/15/26	55,000	50,877

			138,214

Total Corporate Bonds

(Cost: $5,439,965)			4,920,504

Issues	Maturity Date	Principal Amount		Value

MUNICIPAL BONDS — 0.4%

Alabama Economic Settlement Authority, Revenue Bond

4.26%	09/15/32		$40,000	$36,398

County of Miami-Dade Aviation Revenue, Revenue Bond

2.86%	10/01/35		50,000	36,486

Total Municipal Bonds

(Cost: $90,836)				72,884

FOREIGN GOVERNMENT BONDS — 40.2%

Australia Government Bonds

1.25%	05/21/32	AUD	250,000	118,779

1.75% (2)	06/21/51	AUD	104,000	32,070

2.75% (2)	05/21/41	AUD	189,000	85,448

Bundesrepublik Deutschland Bundesanleihe

0.00% (2),(7)	08/15/52	EUR	67,000	30,032

Canada Government Bonds

1.25%	03/01/27	CAD	280,000	182,802

2.00%	12/01/51	CAD	91,000	44,581

China Government Bonds

2.85%	06/04/27	CNY	810,000	112,179

3.13%	11/21/29	CNY	2,530,000	356,702

3.72%	04/12/51	CNY	980,000	149,548

Colombia TES Series B

7.00%	06/30/32	COP	105,300,000	19,251

European Union

0.00% (2),(7)	06/02/28	EUR	129,000	118,282

0.00% (2),(7)	07/04/29	EUR	150,000	132,412

0.20% (2)	06/04/36	EUR	223,000	154,247

2.75% (2)	02/04/33	EUR	102,000	102,161

French Republic Government Bonds OAT

0.00% (2),(7)	02/25/27	EUR	277,000	265,153

0.00% (2),(7)	11/25/29	EUR	56,000	49,254

0.00% (2),(7)	11/25/31	EUR	163,000	133,260

0.50% (2)	06/25/44	EUR	55,000	30,666

0.75% (2)	05/25/52	EUR	85,000	41,444

0.75% (2)	05/25/53	EUR	53,000	25,158

1.00% (2)	05/25/27	EUR	452,000	445,424

Hungary Government Bonds

3.00%	08/21/30	HUF	2,250,000	4,833

Indonesia Treasury Bonds

6.63%	05/15/33	IDR	1,520,000,000	92,339

International Bank for Reconstruction & Development

1.75% (2)	03/13/25	NOK	650,000	56,009

Ireland Government Bonds

0.55% (2)	04/22/41	EUR	76,000	48,520

1.30% (2)	05/15/33	EUR	65,000	57,763

1.50% (2)	05/15/50	EUR	40,000	26,280

2.00% (2)	02/18/45	EUR	47,000	36,711

Israel Government Bonds — Fixed

1.30%	04/30/32	ILS	116,000	22,339

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

FOREIGN GOVERNMENT BONDS (Continued)

Italy Buoni Poliennali Del Tesoro

1.10% (2)	04/01/27	EUR	20,000	$19,326

4.40% (2)	05/01/33	EUR	165,000	171,771

Japan Government Thirty Year Bonds

0.40%	03/20/50	JPY	52,750,000	244,493

Korea Treasury Bonds

1.88%	03/10/51	KRW	81,510,000	38,936

2.00%	06/10/31	KRW	376,090,000	237,282

2.38%	03/10/27	KRW	63,350,000	44,292

Magyar Export-Import Bank Zrt

6.13% (1)	12/04/27		$200,000	196,211

Malaysia Government Bonds

4.64%	11/07/33	MYR	562,000	123,382

Mexico Bonos

7.50%	05/26/33	MXN	6,100,000	282,277

8.00%	07/31/53	MXN	400,000	17,825

Netherlands Government Bonds

0.50% (2)	07/15/32	EUR	76,000	64,691

0.50% (2)	01/15/40	EUR	46,000	31,523

New Zealand Government Bonds

1.75%	05/15/41	NZD	180,000	58,941

2.00%	05/15/32	NZD	71,000	31,467

3.50% (2)	04/14/33	NZD	499,000	246,719

4.50% (2)	04/15/27	NZD	845,000	478,777

Norway Government Bonds

1.38% (2)	08/19/30	NOK	1,490,000	112,872

1.50% (2)	02/19/26	NOK	2,265,000	191,225

2.13% (2)	05/18/32	NOK	497,000	38,382

Portugal Obrigacoes do Tesouro OT

1.65% (2)	07/16/32	EUR	95,000	86,813

Province of Ontario

3.75%	12/02/53	CAD	29,000	17,402

4.05%	02/02/32	CAD	209,000	143,278

Republic of Poland Government Bonds

1.75%	04/25/32	PLN	165,000	29,197

Republic of South Africa Government Bonds

8.88%	02/28/35	ZAR	570,000	24,210

Romania Government Bonds

6.70%	02/25/32	RON	300,000	62,449

Singapore Government Bonds

1.63%	07/01/31	SGD	75,000	48,376

Spain Government Bonds

0.70% (2)	04/30/32	EUR	24,000	19,908

0.80% (2)	07/30/27	EUR	42,000	40,514

1.00% (2)	07/30/42	EUR	32,000	19,483

1.85% (2)	07/30/35	EUR	98,000	83,084

1.90% (2)	10/31/52	EUR	26,000	15,882

Sweden Government Bonds

0.75% (2)	05/12/28	SEK	690,000	56,059

Issues	Maturity Date	Principal Amount		Value

FOREIGN GOVERNMENT BONDS (Continued)

Thailand Government Bonds

1.59%	12/17/35	THB	1,298,000	$29,715

U.K. Gilts

0.88% (2)	07/31/33	GBP	344,000	298,452

1.25% (2)	10/22/41	GBP	99,000	68,145

1.25% (2)	07/31/51	GBP	80,000	43,315

1.63% (2)	10/22/28	GBP	263,000	281,517

1.75% (2)	09/07/37	GBP	95,000	80,219

4.25% (2)	06/07/32	GBP	80,000	96,011

Total Foreign Government Bonds

(Cost: $8,308,674)				7,148,068

ASSET-BACKED SECURITIES — 4.4%

Dryden 72 CLO Ltd. Series 2019-72A, Class BR

7.28% (3 mo. USD Term SOFR + 1.912%) (1),(3)	05/15/32		185,000	181,202

OCP CLO Ltd. Series 2020-19A, Class AR

6.83% (3 mo. USD Term SOFR + 1.412%) (1),(3)	10/20/34		100,000	98,965

Rockford Tower CLO Ltd. Series 2021-1A, Class B

7.33% (3 mo. USD Term SOFR + 1.912%) (1),(3)	07/20/34		180,000	175,556

Sixth Street CLO XVII Ltd. Series 2021-17A, Class A

6.92% (3 mo. USD Term SOFR + 1.502%) (1),(3)	01/20/34		150,000	149,460

SLM Student Loan Trust Series 2008-5, Class B

7.45% (90 day USD SOFR Average + 2.112%) (3)	07/25/73		50,000	48,740

Student Loan Consolidation Center Student Loan Trust I Series 2002-2, Class B2

1.65% (28 day ARS) (1),(3)	07/01/42		50,000	46,204

Textainer Marine Containers VII Ltd. Series 2021-2A, Class A

2.23% (1)	04/20/46		92,000	78,452

Total Asset-backed Securities

(Cost: $785,584)				778,579

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 0.1%

Federal National Mortgage Association-Aces Series 2016-M2, Class X3 (I/O)

2.04% (8)	04/25/36		129,181	1,126

Federal National Mortgage Association-Aces Series 2016-M4, Class X2 (I/O)

2.67% (8)	01/25/39		445,256	6,015

Government National Mortgage Association Series 2011-147, Class IO (I/O)

0.00% (8)	10/16/44		77,755	1

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Government National Mortgage Association Series 2012-144, Class IO (I/O)

0.33% (8)	01/16/53	$1,462,325	$9,867

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $43,613)			17,009

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 3.6%

BHMS Mortgage Trust Series 2018-ATLS, Class C

7.53% (1 mo. USD Term SOFR + 2.197%) (1)	07/15/35	100,000	97,515

BX Mortgage Trust Series 2021-PAC, Class E

7.40% (1 mo. USD Term SOFR + 2.062%) (1)	10/15/36	100,000	95,655

BX Trust Series 2019-OC11, Class D

3.94% (1),(8)	12/09/41	60,000	48,360

COMM Mortgage Trust Series 2012-CR4, Class XA (I/O)

1.14% (8)	10/15/45	167,201	2

COMM Mortgage Trust Series 2017-PANW, Class D

3.93% (1),(8)	10/10/29	100,000	88,248

DC Office Trust Series 2019-MTC, Class D

3.07% (1),(8)	09/15/45	165,000	95,111

DC Office Trust Series 2019-MTC, Class E

3.07% (1),(8)	09/15/45	180,000	90,125

GS Mortgage Securities Trust Series 2010-C1, Class X (I/O)

0.45% (1),(8)	08/10/43	961,137	2,643

GS Mortgage Securities Trust Series 2014-GC20, Class XA (I/O)

1.00% (8)	04/10/47	930,453	722

JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class XA (I/O)

0.56% (8)	04/15/47	1,160,589	218

JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O)

0.39% (1),(8)	02/15/46	6,044,098	16,226

Taurus U.K. DAC Series 2021-UK4A, Class B

6.72% (Sterling Overnight Index Average + 1.500%) (1),(3)	08/17/31	93,839	110,020

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $635,944)			644,845

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 22.5%

Federal Home Loan Mortgage Corp., Pool #G08681

3.50%	12/01/45	15,800	13,528

Federal Home Loan Mortgage Corp., Pool #G08698

3.50%	03/01/46	14,761	12,653

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal Home Loan Mortgage Corp., Pool #G08716

3.50%	08/01/46	$15,044	$12,846

Federal Home Loan Mortgage Corp., Pool #G08721

3.00%	09/01/46	3,064	2,524

Federal Home Loan Mortgage Corp., Pool #G08722

3.50%	09/01/46	1,555	1,328

Federal Home Loan Mortgage Corp., Pool #G08732

3.00%	11/01/46	4,327	3,561

Federal Home Loan Mortgage Corp., Pool #G08762

4.00%	05/01/47	13,641	12,088

Federal Home Loan Mortgage Corp., Pool #G08833

5.00%	07/01/48	1,851	1,741

Federal Home Loan Mortgage Corp., Pool #G18592

3.00%	03/01/31	2,395	2,242

Federal Home Loan Mortgage Corp., Pool #SD0231

3.00%	01/01/50	90,426	73,614

Federal Home Loan Mortgage Corp., Pool #SD8189

2.50%	01/01/52	44,229	33,993

Federal Home Loan Mortgage Corp., Pool #ZT1703

4.00%	01/01/49	36,464	32,175

Federal Home Loan Mortgage Corp. REMICS Series 3439, Class SC (I/O) (I/F)

0.47% (-30 day USD SOFR Average + 5.786%) (3)	04/15/38	33,019	1,343

Federal National Mortgage Association, Pool #AB3679

3.50%	10/01/41	42,447	37,300

Federal National Mortgage Association, Pool #AB4045

3.50%	12/01/41	59,397	51,546

Federal National Mortgage Association, Pool #AT5914

3.50%	06/01/43	19,254	16,738

Federal National Mortgage Association, Pool #BD7081

4.00%	03/01/47	14,723	12,997

Federal National Mortgage Association, Pool #BV2994

2.50%	04/01/52	91,966	70,626

Federal National Mortgage Association, Pool #CA0996

3.50%	01/01/48	46,900	39,937

Federal National Mortgage Association, Pool #CA2208

4.50%	08/01/48	1,343	1,224

Federal National Mortgage Association, Pool #CB2610

2.00%	01/01/52	67,840	50,118

Federal National Mortgage Association, Pool #CB3347

2.00%	01/01/52	182,816	134,597

Federal National Mortgage Association, Pool #FM2870

3.00%	03/01/50	120,001	97,690

Federal National Mortgage Association, Pool #MA1527

3.00%	08/01/33	10,744	9,523

Federal National Mortgage Association, Pool #MA1652

3.50%	11/01/33	17,384	16,170

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal National Mortgage Association, Pool #MA2705

3.00%	08/01/46	$56,308	$46,378

Federal National Mortgage Association, Pool #MA4152

2.00%	10/01/40	66,389	52,745

Federal National Mortgage Association, Pool #MA4204

2.00%	12/01/40	54,189	42,951

Federal National Mortgage Association, Pool #MA4563

2.50%	03/01/52	90,423	69,452

Federal National Mortgage Association REMICS Series 2007-52, Class LS (I/O) (I/F)

0.61% (-30 day USD SOFR Average + 5.936%) (3)	06/25/37	34,193	1,296

Federal National Mortgage Association REMICS Series 2008-18, Class SM (I/O) (I/F)

1.56% (-30 day USD SOFR Average + 6.886%) (3)	03/25/38	38,876	1,551

Federal National Mortgage Association REMICS Series 2009-115, Class SB (I/O) (I/F)

0.81% (-30 day USD SOFR Average + 6.136%) (3)	01/25/40	20,890	1,206

Federal National Mortgage Association REMICS Series 2010-116, Class SE (I/O) (I/F)

1.16% (-30 day USD SOFR Average + 6.486%) (3)	10/25/40	39,592	3,105

Government National Mortgage Association, Pool #MA3597

3.50%	04/20/46	9,530	8,269

Government National Mortgage Association, Pool #MA3662

3.00%	05/20/46	26,192	22,034

Government National Mortgage Association, Pool #MA3663

3.50%	05/20/46	1,381	1,198

Government National Mortgage Association, Pool #MA3803

3.50%	07/20/46	6,408	5,556

Government National Mortgage Association, Pool #MA4454

5.00%	05/20/47	6,789	6,478

Government National Mortgage Association, Pool #MA4900

3.50%	12/20/47	29,097	25,157

Government National Mortgage Association, Pool #MA5399

4.50%	08/20/48	12,067	11,049

Government National Mortgage Association REMICS Series 2011-146, Class EI (I/O) (PAC)

5.00%	11/16/41	32,732	5,825

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Government National Mortgage Association, TBA

2.50% (9)	12/01/51	$150,000	$119,230

5.00% (9)	05/01/53	50,000	46,525

5.50% (9)	06/01/53	50,000	47,824

4.50% (9)	04/01/53	100,000	90,331

Uniform Mortgage-Backed Security, TBA

3.00% (9)	02/01/52	475,000	379,722

3.50% (9)	04/01/52	50,000	41,639

2.00% (9)	12/01/51	175,000	128,567

2.50% (9)	01/01/52	125,000	95,825

5.00% (9)	04/01/53	675,000	622,405

5.50% (9)	04/01/53	600,000	569,337

4.00% (9)	05/01/52	250,000	216,025

4.50% (9)	04/01/53	675,000	602,919

Total Residential Mortgage-Backed Securities — Agency

(Cost: $4,271,991)			4,006,701

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 7.6%

Banc of America Funding Trust Series 2005-C, Class A3

5.75% (1 mo. USD Term SOFR + 0.414%) (3)	05/20/35	2,404	2,396

BCMSC Trust Series 2000-A, Class A4

8.29% (8)	06/15/30	189,525	24,779

Bear Stearns ALT-A Trust Series 2004-8, Class M2

7.16% (1 mo. USD Term SOFR + 1.839%) (3)	09/25/34	102,093	92,551

Bear Stearns ALT-A Trust Series 2005-8, Class 11A1

5.98% (1 mo. USD Term SOFR + 0.654%) (3)	10/25/35	23,610	20,673

Deephaven Residential Mortgage Trust Series 2021-3, Class A1

1.19% (1),(8)	08/25/66	93,295	75,208

DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A

6.29% (1 mo. USD Term SOFR + 0.954%) (3)	09/19/44	59,056	53,679

First Horizon Mortgage Pass-Through Trust Series 2005-AR4, Class 2A1

4.96% (8),(10)	10/25/35	13,594	12,471

GS Mortgage-Backed Securities Corp. Trust Series 2021-PJ5, Class A1

2.00% (1),(8)	10/25/51	82,302	60,132

GS Mortgage-Backed Securities Corp. Trust Series 2022-PJ2, Class A4

2.50% (1),(8)	06/25/52	87,805	64,358

HSI Asset Securitization Corp. Trust Series 2006-WMC1, Class A3

5.74% (1 mo. USD Term SOFR + 0.414%) (3)	07/25/36	267,912	111,219

IndyMac INDX Mortgage Loan Trust Series 2005-AR15, Class A2

3.77% (8)	09/25/35	42,817	31,924

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

JPMorgan Mortgage Acquisition Trust Series 2006-CH2, Class AF3

5.46%	09/25/29	$164,217	$97,782

JPMorgan Mortgage Trust Series 2005-A6, Class 7A1

5.05% (8)	08/25/35	9,728	8,000

JPMorgan Mortgage Trust Series 2021-8, Class A3

2.50% (1),(8)	12/25/51	101,079	74,355

Lehman XS Trust Series 2006-9, Class A1B

5.76% (1 mo. USD Term SOFR + 0.434%) (3),(5)	05/25/46	7	—

Merrill Lynch Alternative Note Asset Trust Series 2007-A1, Class A2B

5.74% (1 mo. USD Term SOFR + 0.414%) (3)	01/25/37	276,191	84,464

Merrill Lynch Alternative Note Asset Trust Series 2007-A3, Class A2D

6.10% (1 mo. USD Term SOFR + 0.774%) (3),(5)	04/25/37	1,251,739	53,009

MFA Trust Series 2021-RPL1, Class A2

2.07% (1),(8)	07/25/60	100,000	73,893

Morgan Stanley ABS Capital I, Inc. Trust Series 2006-HE4, Class A4

5.92% (1 mo. USD Term SOFR + 0.594%) (3)	06/25/36	230,882	118,205

Morgan Stanley ABS Capital I, Inc. Trust Series 2007-HE2, Class A2B

5.53% (1 mo. USD Term SOFR + 0.204%) (3)	01/25/37	143,889	62,662

MortgageIT Trust Series 2005-1, Class 1A1

6.08% (1 mo. USD Term SOFR + 0.754%) (3)	02/25/35	11,473	10,867

Ownit Mortgage Loan Trust Series 2006-3, Class A2D

5.98% (1 mo. USD Term SOFR + 0.654%) (3)	03/25/37	48,379	45,339

RESIMAC Premier Series 2021-1A, Class A1

6.15% (1 mo. USD Term SOFR + 0.814%) (1),(3)	07/10/52	76,202	76,068

Structured Adjustable Rate Mortgage Loan Trust Series 2004-18, Class 4A1

6.30% (8)	12/25/34	8,824	8,577

Structured Asset Mortgage Investments II Trust Series 2005-AR6, Class 2A1

6.06% (1 mo. USD Term SOFR + 0.734%) (3)	09/25/45	22,003	18,806

Structured Asset Mortgage Investments II Trust Series 2006-AR3, Class 22A1

4.25% (8),(10)	05/25/36	123,721	66,210

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $1,933,876)			1,347,627

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES — 2.9%

U.S. Treasury Bonds

4.13%	08/15/53	$313,000	$267,842

U.S. Treasury Notes

3.88%	08/15/33	221,000	203,405

4.63%	09/30/28	22,000	21,799

4.88%	10/31/28	21,000	21,047

Total U.S. Treasury Securities

(Cost: $557,445)			514,093

Total Fixed Income Securities

(Cost: $22,067,928)			19,450,310

		Shares

MONEY MARKET INVESTMENTS — 1.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.30% (11)		271,442	271,442

Total Money Market Investments

(Cost: $271,442)			271,442

INVESTMENT COMPANIES — 3.2%

TCW Emerging Markets Income Fund — I

Class (12)		96,714	564,812

Total Investment Companies

(Cost: $736,208)			564,812

COMMON STOCK — 0.0%

TELECOMMUNICATIONS — 0.0%

Intelsat SA (5),(13)		344	8,462

Total Common Stock

(Cost: $31,977)			8,462

RIGHTS — 0.0%

Intelsat Jackson Holdings SA (5),(13)		35	—

Intelsat Jackson Holdings SA (5),(13)		35	—

Total Rights

(Cost: $—)			—

PURCHASED OPTIONS (14) (0.0%)

(Cost: $3,063)			714

		Principal Amount

SHORT TERM INVESTMENTS — 2.2%

U.S. TREASURY SECURITY — 2.2%

(Cost: $392,527)

U.S. Treasury Bills

5.43% (15)	03/07/24	400,000	392,511

Total Investments (116.2%)

(Cost: $23,503,145)			20,688,251

Liabilities In Excess Of Other Assets (-16.2%)			(2,886,641)

Net Assets (100.0%)			$17,801,610

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (16)
Citibank N.A.	AUD	26,000	01/12/24	$16,589	$16,501	$(88)
Goldman Sachs & Co.	BRL	381	01/12/24	72	75	3
Goldman Sachs & Co.	CAD	18,232	01/12/24	13,311	13,150	(161)
Goldman Sachs & Co.	CHF	41,000	01/12/24	45,263	45,420	157
Goldman Sachs & Co.	CLP	9,441,000	01/12/24	10,202	10,473	271
Goldman Sachs & Co.	CNH	5,762,930	01/12/24	790,621	788,846	(1,775)
Citibank N.A.	CZK	322,280	01/12/24	13,828	13,842	14
Goldman Sachs & Co.	DKK	250,000	01/12/24	35,436	35,550	114
Citibank N.A.	EUR	1,035,324	01/12/24	1,094,457	1,098,095	3,638
State Street Bank & Trust Co.	EUR	17,000	01/12/24	18,174	18,031	(143)
State Street Bank & Trust Co.	JPY	268,094,000	01/12/24	1,824,576	1,791,391	(33,185)
Goldman Sachs & Co.	NZD	36,000	01/12/24	20,990	20,944	(46)
Goldman Sachs & Co.	PEN	35,516	01/12/24	9,211	9,234	23
Goldman Sachs & Co.	PLN	20,273	01/12/24	4,636	4,799	163
Goldman Sachs & Co.	SEK	105,000	01/12/24	9,548	9,432	(116)
Citibank N.A.	THB	855,818	01/12/24	23,265	23,965	700

				$3,930,179	$3,899,748	$(30,431)

SELL (17)
Citibank N.A.	AUD	20,299	01/12/24	$12,926	$12,883	$43
Goldman Sachs & Co.	CNH	120,000	01/12/24	16,475	16,426	49
Goldman Sachs & Co.	COP	4,853,486	01/12/24	1,077	1,154	(77)
State Street Bank & Trust Co.	EUR	43,000	01/12/24	45,837	45,607	230
Citibank N.A.	EUR	21,000	01/12/24	22,279	22,273	6
Goldman Sachs & Co.	GBP	367,242	01/12/24	447,650	445,897	1,753
Goldman Sachs & Co.	IDR	295,369,661	01/12/24	18,804	18,584	220
Goldman Sachs & Co.	ILS	13,674	01/12/24	3,545	3,395	150
State Street Bank & Trust Co.	JPY	3,343,000	01/12/24	22,833	22,338	495
Citibank N.A.	JPY	4,018,000	01/12/24	27,370	26,848	522
Goldman Sachs & Co.	KRW	71,794,251	01/12/24	53,323	53,382	(59)
Citibank N.A.	MXN	4,706,039	01/12/24	252,022	257,666	(5,644)
Goldman Sachs & Co.	MYR	298,804	01/12/24	63,722	63,026	696
Citibank N.A.	NOK	4,345,000	01/12/24	394,894	389,722	5,172
Goldman Sachs & Co.	NZD	1,396,000	01/12/24	831,800	812,177	19,623
Goldman Sachs & Co.	RON	244,539	01/12/24	51,690	51,994	(304)
Goldman Sachs & Co.	SGD	14,327	01/12/24	10,509	10,491	18
Citibank N.A.	ZAR	552,501	01/12/24	28,137	29,291	(1,154)

				$2,304,893	$2,283,154	$21,739

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2023

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
1	2-Year Canadian Bond Futures	12/18/23	$73,729	$73,524	$(205)
25	2-Year U.S. Treasury Note Futures	12/29/23	5,083,579	5,060,547	(23,032)
4	5-Year Canadian Bond Futures	12/18/23	314,736	312,739	(1,997)
2	5-Year U.S. Treasury Note Futures	12/29/23	212,683	208,953	(3,730)
17	Euro SCHWATZ Futures	12/7/23	1,890,317	1,889,889	(428)
2	Euro-Bobl Future	12/7/23	247,213	245,837	(1,376)

			$7,822,257	$7,791,489	$(30,768)

Short Futures
10	10-Year U.S. Treasury Note Futures	12/19/23	(1,147,561)	$(1,088,281)	$59,280
1	Long Gilt Future	12/27/23	(114,791)	(113,045)	1,746

			$(1,262,352)	$(1,201,326)	$61,026

Centrally Cleared — Interest Rate Swap Agreements
Notional Amount			Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
GBP	500,000		06/16/25	Annual	12-Month Sterling Overnight Index Average	Annual	4.08%	$(9,413)	$ —	$ (9,413)
EUR	180,000	(18)	06/16/28	Annual	12-Month Euro Short-Term Rate	Annual	2.75%	(2,115)	—	(2,115)

								$(11,528)	$ —	$ (11,528)

Purchased Options — OTC

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
CURRENCY OPTIONS
USD Put / JPY Call	Goldman Sachs & Co.	JPY	145	12/20/23	190,000	$190,000	$714	$3,063	$(2,349)

Written Options — OTC

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
CURRENCY OPTIONS
USD Put / JPY Call	Goldman Sachs & Co.	JPY	140	12/20/23	(190,000)	$(190,000)	$(215)	$(1,163)	$948

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
COP	Colombian Peso.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
TBA	To Be Announced.
AUD	Australian Dollar.
BRL	Brazilian Real.
CAD	Canadian Dollar.
CHF	Swiss Franc.
CLP	Chilean Peso.
CNH	Chinese Yuan Renminbi.
CNY	Chinese Yuan.
COP	Colombian Peso.
CZK	Czech Koruna.
DKK	Danish Krone.
EUR	Euro Currency.
GBP	British Pound Sterling.
IDR	Indonesian Rupiah.
ILS	Israeli Shekel.
JPY	Japanese Yen.
KRW	South Korean Won.
MXN	Mexican Peso.
MYR	Malaysian Ringgit.
NOK	Norwegian Krona.
NZD	New Zealand Dollar.
PEN	Peruvian Nuevo Sol.
PLN	Polish Zloty.
RON	Romanian New Leu.
SEK	Swedish Krona.
SGD	Singapore Dollar.
ZAR	South African Rand.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $3,475,478 or 19.5% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2023, the value of these securities amounted to $5,382,088 or 30.2% of net assets.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2023.
(4)	Perpetual maturity.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(6)	Restricted security (Note 11).
(7)	Security is not accruing interest.
(8)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2023

(9)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(10)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(11)	Rate disclosed is the 7-day net yield as of October 31, 2023.
(12)	Affiliated issuer.
(13)	Non-income producing security.
(14)	See options table for description of purchased options.
(15)	Rate shown represents yield-to-maturity.
(16)	Fund buys foreign currency, sells U.S. Dollar.
(17)	Fund sells foreign currency, buys U.S. Dollar.
(18)	This instrument has a forward starting effective date. See Note 3, Portfolio Investments in the Notes to Financial Statements for further information.

The summary of the TCW Global Bond Fund transactions in the affiliated fund for the year ended October 31, 2023 is as follows:

Name of Affiliated Fund	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Number of Shares Held October 31, 2023	Value at October 31, 2023	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Emerging Markets Income Fund — I Class
	$561,009	$30,995	$45,213	96,714	$564,812	$31,262	$—	$(16,515)	$34,536

Total					$564,812	$31,262	$—	$(16,515)	$34,536

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
Foreign Government Bonds	40.2%
Corporate Bonds	27.6
Residential Mortgage-Backed Securities — Agency	22.5
Residential Mortgage-Backed Securities — Non-Agency	7.6
U.S. Treasury Securities	5.1
Asset-Backed Securities	4.4
Commercial Mortgage-Backed Securities — Non-Agency	3.6
Investment Companies	3.2
Money Market Investments	1.5
Municipal Bonds	0.4
Commercial Mortgage-Backed Securities — Agency	0.1
Purchased Option	0.0	**
Common Stock	0.0	**
Rights	0.0	**
Other*	(16.2)

Total	100.0%

*	Includes futures, swap agreements, pending trades, written options interest receivable, fund share transactions and accrued expenses payable.
**	Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Investments by Country	October 31, 2023

Country	Percentage of Net Assets
Australia	1.9%
Bermuda	0.6
Canada	2.6
Cayman Islands	4.1
Chile	1.0
China	4.8
Colombia	0.1
France	5.6
Free Of Tax	1.2
Germany	1.1
Great Britain	7.1
Hungary	1.1
Indonesia	0.5
Ireland	1.9
Israel	0.1
Italy	1.2
Japan	1.4
Kazakhstan	1.1
Luxembourg	0.6
Malaysia	0.7
Mexico	2.8
Netherlands	0.6
New Zealand	4.6
Norway	1.9
Poland	0.2
Portugal	0.5
Romania	0.4
Saudi Arabia	1.9
Singapore	0.3
South Africa	0.1
South Korea	2.9
Spain	1.0
Supranational	1.9
Sweden	0.3
Switzerland	1.3
Thailand	0.2
United States	56.6

Total	116.2%

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds	$—	$4,920,504	$—	$4,920,504
Municipal Bonds	—	72,884	—	72,884
Foreign Government Bonds	—	7,148,068	—	7,148,068
Asset-Backed Securities	—	778,579	—	778,579
Commercial Mortgage-Backed Securities — Agency	—	17,009	—	17,009
Commercial Mortgage-Backed Securities — Non-Agency	—	644,845	—	644,845
Residential Mortgage-Backed Securities — Agency	—	4,006,701	—	4,006,701
Residential Mortgage-Backed Securities — Non-Agency	—	1,294,618	53,009	1,347,627
U.S. Treasury Securities	514,093	—	—	514,093

Total Fixed Income Securities	514,093	18,883,208	53,009	19,450,310

Money Market Investments	271,442	—	—	271,442
Investment Companies	564,812	—	—	564,812
Common Stock	—	—	8,462	8,462
Rights	—	—	—	—
Purchased Options	—	714	—	714
Short Term Investments	392,511	—	—	392,511

Total Investments	$1,742,858	$18,883,922	$61,471	$20,688,251

Asset Derivatives
Forward Currency Exchange Contracts
Foreign Currency Risk	—	34,060	—	34,060
Futures Contracts
Interest Rate Risk	61,026	—	—	61,026

Total	$1,803,884	$18,917,982	$61,471	$20,783,337

Liability Derivatives
Forward Currency Exchange Contracts
Foreign Currency Risk	$—	$(42,752)	$—	$(42,752)
Futures Contracts
Interest Rate Risk	(30,768)	—	—	(30,768)
Swap Agreements
Interest Rate Risk	—	(11,528)	—	(11,528)
Written Options
Foreign Currency Risk	—	(215)	—	(215)

Total	$(30,768)	$(54,495)	$—	$(85,263)

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments	October 31, 2023

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 91.7% of Net Assets

BANK LOANS — 7.8%

Airlines — 0.1%

American Airlines, Inc. 2021 Term Loan

10.43% (3 mo. USD Term SOFR + 4.750%) (1)	04/20/28	$63,000	$63,984

Apparel — 0.2%

Hanesbrands, Inc. 2023 Term Loan B

9.07% (1 mo. USD Term SOFR + 3.750%) (1)	03/08/30	89,550	88,543

Chemicals — 0.3%

Chemours Co. 2023 USD Term Loan B

8.82% (1 mo. USD Term SOFR + 2.500%) (1)	08/18/28	85,000	82,875

Iris Holding, Inc. Term Loan

10.23% (3 mo. USD Term SOFR + 4.750%) (1)	06/28/28	99,990	87,637

			170,512

Commercial Services — 1.2%

GTCR W Merger Sub LLC USD Term Loan B

0.00% (2)	09/20/30	82,500	82,018

Neptune Bidco U.S., Inc. 2022 USD Term Loan B

10.51% (3 mo. USD Term SOFR + 5.000%) (1)	04/11/29	156,215	137,030

Spin Holdco, Inc. 2021 Term Loan

9.66% (3 mo. USD Term SOFR + 4.000%) (1)	03/6/28	414,375	356,456

VT Topco, Inc. 2023 Term Loan B

9.66% (3 mo. USD Term SOFR + 4.250%) (1)	08/09/30	75,000	74,977

			650,481

Entertainment — 0.2%

Ontario Gaming GTA LP Term Loan B

9.64% (3 mo. USD Term SOFR + 4.250%) (1)	07/20/30	100,000	100,000

Food — 0.2%

B&G Foods, Inc. 2019 Term Loan B4

7.83% (1 mo. USD Term SOFR + 2.500%) (1)	10/10/26	90,000	88,232

Health Care-Products — 0.0%

Auris Luxembourg III SARL 2019 USD Term Loan B2

9.62% (2 mo. USD Term SOFR + 3.750%) (1)	02/27/26	15,758	15,068

Health Care-Services — 0.2%

eResearchTechnology, Inc. 2020 1st Lien Term Loan

9.94% (1 mo. USD Term SOFR + 4.500%) (1)	02/04/27	126,407	122,389

Issues	Maturity Date	Principal Amount	Value

Internet — 0.3%

Magnite, Inc. Term Loan

10.44% (3 mo. USD Term SOFR + 5.000%) (1)	04/28/28	$59,198	$59,531

MH Sub I LLC 2023 Term Loan

9.57% (1 mo. USD Term SOFR + 4.250%) (1)	05/03/28	89,135	85,328

			144,859

Machinery-Diversified — 1.2%

ASP Blade Holdings, Inc. Initial Term Loan

9.65% (1 mo. USD Term SOFR + 4.000%) (1)	10/16/28	550,776	486,234

Titan Acquisition Ltd. 2018 Term Loan B

8.73% (3 mo. USD LIBOR + 3.000%) (1)	03/28/25	194,486	191,889

			678,123

Media — 0.2%

DirecTV Financing LLC Term Loan

10.44% (1 mo. USD Term SOFR + 5.000%) (1)	08/02/27	136,940	133,493

Metal Fabricate & Hardware — 0.2%

AZZ, Inc. Term Loan B

9.07% (1 mo. USD Term SOFR + 3.750%) (1)	05/13/29	100,000	100,197

Mining — 0.2%

Arsenal AIC Parent LLC Term Loan

9.88% (3 mo. USD Term SOFR + 4.500%) (1)	08/18/30	100,000	99,911

Packaging & Containers — 1.6%

Clydesdale Acquisition Holdings, Inc. Term Loan B

9.60% (1 mo. USD Term SOFR + 4.175%) (1)	04/13/29	296,250	287,302

Plaze, Inc. 2020 Incremental Term Loan

9.19% (1 mo. USD Term SOFR + 3.750%) (1)	08/03/26	208,565	201,695

Proampac PG Borrower LLC 2023 Term Loan

9.89% (3 mo. USD Term SOFR + 4.500%) (1)	09/15/28	375,000	370,549

			859,546

Pharmaceuticals — 0.5%

Elanco Animal Health, Inc. Term Loan B

7.16% (1 mo. USD Term SOFR + 1.750%) (1)	08/01/27	258,382	252,811

Real Estate — 0.3%

Cushman & Wakefield U.S. Borrower LLC 2023 Term Loan B

9.32% (1 mo. USD Term SOFR + 4.000%) (1)	01/31/30	75,000	72,187

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Real Estate (Continued)

Greystar Real Estate Partners LLC Term Loan

9.15% (3 mo. USD Term SOFR + 3.750%) (1)	08/21/30	$100,000	$100,000

			172,187

Software — 0.4%

CT Technologies Intermediate Holdings, Inc. 2021 Term Loan B

9.69% (1 mo. USD Term SOFR + 4.250%) (1)	12/16/25	141,375	133,938

EagleView Technology Corp. 2018 Add On Term Loan B

0.00% (2)	08/14/25	80,000	76,280

			210,218

Telecommunications — 0.5%

SBA Senior Finance II LLC 2018 Term Loan B

7.18% (1 mo. USD Term SOFR + 1.750%) (1)	04/11/25	258,031	258,198

Total Bank Loans

(Cost: $4,357,508)			4,208,752

CORPORATE BONDS — 83.1%

Aerospace & Defense — 1.5%

TransDigm, Inc.

4.63%	01/15/29	135,000	116,555

6.25% (3)	03/15/26	418,000	409,494

6.75% (3)	08/15/28	305,000	296,838

			822,887

Agriculture — 0.5%

BAT Capital Corp. (United Kingdom)

5.28%	04/02/50	401,000	285,416

Auto Manufacturers — 3.1%

Allison Transmission, Inc.

3.75% (3)	01/30/31	100,000	79,539

Ford Motor Credit Co. LLC

3.37%	11/17/23	1,600,000	1,601,600

			1,681,139

Banks — 2.8%

Bank of America Corp.

4.38% (5 yr. CMT + 2.760%) (1),(4)	01/27/27	225,000	182,486

Bank of New York Mellon Corp.

3.75% (5 yr. CMT + 2.630%) (1),(4)	12/20/26	285,000	219,806

JPMorgan Chase & Co.

3.65% (5 yr. CMT + 2.850%) (1),(4)	06/01/26	95,000	82,648

U.S. Bancorp

3.70% (5 yr. CMT + 2.541%) (1),(4)	01/15/27	400,000	281,744

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

UBS Group AG (Switzerland)

6.37% (Secured Overnight Financing Rate + 3.340%) (1),(3)	07/15/26	$85,000	$84,499

6.54% (Secured Overnight Financing Rate + 3.920%) (1),(3)	08/12/33	405,000	389,185

9.02% (Secured Overnight Financing Rate + 5.020%) (1),(3)	11/15/33	250,000	281,211

			1,521,579

Beverages — 0.5%

Primo Water Holdings, Inc.

4.38% (3)	04/30/29	300,000	253,473

Chemicals — 3.0%

ASP Unifrax Holdings, Inc.

5.25% (3)	09/30/28	412,000	280,547

Axalta Coating Systems LLC

3.38% (3)	02/15/29	250,000	206,620

Herens Holdco SARL(Luxembourg)

4.75% (3)	05/15/28	400,000	310,588

International Flavors & Fragrances, Inc.

2.30% (3)	11/01/30	185,000	137,462

International Flavors & Fragrances, Inc.

5.00%	09/26/48	25,000	18,013

Olympus Water U.S. Holding Corp.

7.13% (3)	10/01/27	125,000	116,214

SCIH Salt Holdings, Inc.

4.88% (3)	05/01/28	70,000	60,900

SK Invictus Intermediate II SARL

5.00% (3)	10/30/29	487,000	368,176

Valvoline, Inc.

3.63% (3)	06/15/31	150,000	114,215

			1,612,735

Commercial Services — 3.5%

Adtalem Global Education, Inc.

5.50% (3)	03/01/28	218,000	199,939

Block, Inc.

3.50%	06/01/31	125,000	96,406

Carriage Services, Inc.

4.25% (3)	05/15/29	277,000	226,844

Gartner, Inc.

3.75% (3)	10/01/30	80,000	66,900

4.50% (3)	07/01/28	296,000	266,764

GTCR W-2 Merger Sub LLC

7.50% (3)	01/15/31	125,000	123,399

Prime Security Services Borrower LLC/Prime Finance, Inc.

3.38% (3)	08/31/27	100,000	88,476

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

Commercial Services (Continued)

Upbound Group, Inc.

6.38% (3)	02/15/29	$435,000	$376,275

VT Topco, Inc.

8.50% (3)	08/15/30	178,000	173,804

WASH Multifamily Acquisition, Inc.

5.75% (3)	04/15/26	295,000	273,214

			1,892,021

Computers — 1.7%

Booz Allen Hamilton, Inc.

3.88% (3)	09/01/28	468,000	418,708

NCR Voyix Corp.

5.25% (3)	10/01/30	316,000	262,047

Science Applications International Corp.

4.88% (3)	04/01/28	275,000	247,299

			928,054

Diversified Financial Services — 1.8%

American Express Co.

3.55% (5 yr. CMT + 2.854%) (1),(4)	09/15/26	230,000	181,412

Charles Schwab Corp.

5.00% (5 yr. CMT + 3.256%) (1),(4)	06/01/27	265,000	209,957

GGAM Finance Ltd. (Ireland)

8.00% (3)	06/15/28	100,000	98,619

Jane Street Group/JSG Finance, Inc.

4.50% (3)	11/15/29	540,000	460,442

			950,430

Electric — 0.7%

FirstEnergy Corp.

2.65%	03/01/30	395,000	318,996

5.10%	07/15/47	96,000	79,888

			398,884

Electrical Components & Equipment — 0.2%

Energizer Holdings, Inc.

4.38% (3)	03/31/29	130,000	107,250

Electronics — 0.1%

Coherent Corp.

5.00% (3)	12/15/29	65,000	55,266

Engineering & Construction — 0.3%

Artera Services LLC

9.03% (3)	12/04/25	195,000	176,311

Entertainment — 3.7%

Banijay Entertainment SASU (France)

8.13% (3)	05/01/29	110,000	107,344

Caesars Resort Collection LLC/CRC Finco, Inc.

5.75% (3)	07/01/25	600,000	591,414

Issues	Maturity Date	Principal Amount	Value

Entertainment (Continued)

CDI Escrow Issuer, Inc.

5.75% (3)	04/01/30	$157,000	$140,694

Churchill Downs, Inc.

4.75% (3)	01/15/28	70,000	62,771

Everi Holdings, Inc.

5.00% (3)	07/15/29	225,000	189,461

Live Nation Entertainment, Inc.

4.75% (3)	10/15/27	115,000	105,346

Ontario Gaming GTA LP (Canada)

8.00% (3)	08/01/30	128,000	125,687

Penn Entertainment, Inc.

5.63% (3)	01/15/27	65,000	59,349

WarnerMedia Holdings, Inc.

5.14%	03/15/52	850,000	602,352

			1,984,418

Environmental Control — 0.4%

Madison IAQ LLC

4.13% (3)	06/30/28	225,000	189,000

Food — 4.2%

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.

3.75%	12/01/31	130,000	101,205

5.75%	04/01/33	640,000	563,501

Nathan’s Famous, Inc.

6.63% (3)	11/01/25	8,000	7,960

Pilgrim’s Pride Corp.

3.50%	03/01/32	875,000	667,109

6.25%	07/01/33	5,000	4,609

Post Holdings, Inc.

5.75% (3)	03/01/27	300,000	285,750

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed

4.63% (3)	03/01/29	510,000	414,722

Smithfield Foods, Inc.

5.20% (3)	04/01/29	217,000	195,974

			2,240,830

Health Care-Products — 2.5%

Bausch & Lomb Escrow Corp.

8.38% (3)	10/01/28	405,000	402,833

Embecta Corp.

6.75% (3)	02/15/30	375,000	311,055

Hologic, Inc.

3.25% (3)	02/15/29	55,000	46,233

Teleflex, Inc.

4.25% (3)	06/01/28	687,000	607,010

			1,367,131

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Health Care-Services — 8.8%

Catalent Pharma Solutions, Inc.

3.50% (3)	04/01/30	$325,000	$255,440

5.00% (3)	07/15/27	350,000	312,786

Centene Corp.

2.45%	07/15/28	185,000	155,687

2.63%	08/01/31	250,000	188,398

3.00%	10/15/30	75,000	59,422

4.25%	12/15/27	1,020,000	939,634

Fortrea Holdings, Inc.

7.50% (3)	07/01/30	50,000	48,441

HealthEquity, Inc.

4.50% (3)	10/01/29	170,000	146,020

Heartland Dental LLC/Heartland Dental Finance Corp.

10.50% (3)	04/30/28	75,000	72,173

IQVIA, Inc.

5.00% (3)	05/15/27	228,000	215,109

Kedrion SpA (Italy)

6.50% (3)	09/01/29	250,000	209,375

ModivCare Escrow Issuer, Inc.

5.00% (3)	10/01/29	635,000	463,398

Molina Healthcare, Inc.

3.88% (3)	11/15/30	250,000	204,062

Prime Healthcare Services, Inc.

7.25% (3)	11/01/25	270,000	247,050

Star Parent, Inc.

9.00% (3)	10/01/30	225,000	223,740

Tenet Healthcare Corp.

4.25%	06/01/29	160,000	137,100

4.38%	01/15/30	65,000	55,079

4.88%	01/01/26	810,000	777,940

			4,710,854

Household Products/Wares — 0.5%

Central Garden & Pet Co.

4.13%	10/15/30	240,000	196,039

Spectrum Brands, Inc.

5.00% (3)	10/01/29	65,000	58,961

			255,000

Housewares — 0.8%

Newell Brands, Inc.

4.88%	06/01/25	349,000	334,168

6.50%	04/01/46	145,000	101,988

			436,156

Insurance — 0.8%

Acrisure LLC/Acrisure Finance, Inc.

4.25% (3)	02/15/29	335,000	275,055

Issues	Maturity Date	Principal Amount	Value

Insurance (Continued)

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer

4.25% (3)	10/15/27	$165,000	$145,170

			420,225

Internet — 1.4%

Cogent Communications Group, Inc.

7.00% (3)	06/15/27	100,000	95,782

Gen Digital, Inc.

6.75% (3)	09/30/27	53,000	51,681

Netflix, Inc.

4.63%	05/15/29	100,000	108,057

Uber Technologies, Inc.

7.50% (3)	05/15/25	285,000	285,647

Uber Technologies, Inc.

8.00% (3)	11/01/26	190,000	191,815

			732,982

Investment Companies — 0.6%

Icahn Enterprises LP/Icahn Enterprises Finance Corp.

4.38%	02/01/29	250,000	194,375

5.25%	05/15/27	45,000	38,644

6.25%	05/15/26	50,000	45,750

6.38%	12/15/25	50,000	47,107

			325,876

Iron & Steel — 0.3%

ATI, Inc.

5.13%	10/01/31	130,000	107,900

7.25%	08/15/30	30,000	28,950

			136,850

Lodging — 1.1%

Hilton Domestic Operating Co., Inc.

3.63% (3)	02/15/32	325,000	257,201

Wyndham Hotels & Resorts, Inc.

4.38% (3)	08/15/28	387,000	342,100

			599,301

Machinery-Construction & Mining — 0.5%

BWX Technologies, Inc.

4.13% (3)	06/30/28	330,000	292,126

Media — 8.3%

Altice Financing SA (Luxembourg)

5.75% (3)	08/15/29	150,000	116,067

Cable One, Inc.

4.00% (3)	11/15/30	640,000	477,600

CCO Holdings LLC/CCO Holdings Capital Corp.

5.50% (3)	05/01/26	1,525,000	1,456,375

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

Media (Continued)

CSC Holdings LLC

6.50% (3)	02/01/29	$870,000	$689,115

7.50% (3)	04/01/28	385,000	247,154

Diamond Sports Group LLC/Diamond Sports Finance Co.

5.38% (3),(5)	08/15/26	452,000	5,221

DISH DBS Corp.

5.25% (3)	12/01/26	350,000	282,984

7.38%	07/01/28	272,000	153,353

7.75%	07/01/26	30,000	20,166

DISH Network Corp.

11.75% (3)	11/15/27	115,000	114,005

Gray Escrow II, Inc.

5.38% (3)	11/15/31	400,000	251,384

Nexstar Media, Inc.

4.75% (3)	11/01/28	140,000	117,943

Tele Columbus AG (Germany)

3.88% (6)	05/02/25	100,000	58,852

VZ Secured Financing BV (Netherlands)

3.50% (6)	01/15/32	190,000	153,057

5.00% (3)	01/15/32	410,000	312,449

			4,455,725

Miscellaneous Manufacturers — 0.1%

General Electric Co.

6.11% (3 mo. USD Term SOFR + 0.742%) (1)	08/15/36	52,000	46,653

Oil & Gas — 0.9%

SM Energy Co.

6.50%	07/15/28	330,000	318,209

Transocean Titan Financing Ltd.

8.38% (3)	02/01/28	170,000	170,408

			488,617

Oil & Gas Services — 0.4%

Archrock Partners LP/Archrock Partners Finance Corp.

6.25% (3)	04/01/28	200,000	186,750

Packaging & Containers — 4.9%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.

5.25% (3)	08/15/27	325,000	237,250

5.25% (3)	08/15/27	50,000	36,430

Ball Corp.

6.88%	03/15/28	600,000	598,500

Clearwater Paper Corp.

4.75% (3)	08/15/28	364,000	321,670

Graphic Packaging International LLC

4.13%	08/15/24	725,000	710,500

Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.

4.38% (3)	10/15/28	280,000	240,450

Issues	Maturity Date	Principal Amount	Value

Packaging & Containers (Continued)

Sealed Air Corp.

4.00% (3)	12/01/27	$362,000	$319,918

Silgan Holdings, Inc.

4.13%	02/01/28	125,000	110,524

Trivium Packaging Finance BV (Netherlands)

5.50% (3)	08/15/26	55,000	49,944

			2,625,186

Pharmaceuticals — 1.5%

180 Medical, Inc. (United Kingdom)

3.88% (3)	10/15/29	138,000	115,230

Bausch Health Cos., Inc. (Canada)

5.75% (3)	08/15/27	18,000	9,450

Grifols SA (Spain)

4.75% (3)	10/15/28	325,000	272,594

Option Care Health, Inc.

4.38% (3)	10/31/29	50,000	41,999

Organon & Co./Organon Foreign Debt Co.-Issuer BV

5.13% (3)	04/30/31	65,000	50,927

Prestige Brands, Inc.

3.75% (3)	04/01/31	215,000	170,979

Teva Pharmaceutical Finance Netherlands III BV

8.13%	09/15/31	170,000	168,553

			829,732

Pipelines — 6.7%

DCP Midstream Operating LP

5.60%	04/01/44	136,000	114,912

Energy Transfer LP

6.63% (3 mo. USD LIBOR + 4.155%) (1),(4)	02/15/28	897,000	696,296

Global Partners LP/GLP Finance Corp.

6.88%	01/15/29	540,000	477,040

NGL Energy Operating LLC/NGL Energy Finance Corp.

7.50% (3)	02/01/26	260,000	254,059

Rockies Express Pipeline LLC

4.80% (3)	05/15/30	30,000	25,305

6.88% (3)	04/15/40	541,000	451,486

TransMontaigne Partners LP/TLP Finance Corp.

6.13%	02/15/26	362,000	310,415

Venture Global Calcasieu Pass LLC

4.13% (3)	08/15/31	600,000	485,034

6.25% (3)	01/15/30	500,000	472,365

Venture Global LNG, Inc.

9.50% (3)	02/01/29	215,000	218,231

9.88% (3)	02/01/32	110,000	111,636

			3,616,779

Real Estate — 0.6%

Cushman & Wakefield U.S. Borrower LLC

8.88% (3)	09/01/31	171,000	162,467

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Real Estate (Continued)

Greystar Real Estate Partners LLC

7.75% (3)	09/01/30	$175,000	$172,813

			335,280

REIT — 4.0%

American Assets Trust LP

3.38%	02/01/31	475,000	342,418

GLP Capital LP/GLP Financing II, Inc.

5.75%	06/01/28	473,000	443,894

Hudson Pacific Properties LP

3.25%	01/15/30	132,000	84,912

4.65%	04/01/29	80,000	57,152

VICI Properties LP/VICI Note Co., Inc.

3.88% (3)	02/15/29	34,000	28,898

4.50% (3)	01/15/28	40,000	36,235

4.63% (3)	06/15/25	512,000	492,575

5.63% (3)	05/01/24	106,000	105,374

5.75% (3)	02/01/27	554,000	533,120

			2,124,578

Retail — 5.0%

Ferrellgas LP/Ferrellgas Finance Corp.

5.38% (3)	04/01/26	110,000	103,295

5.88% (3)	04/01/29	95,000	84,408

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.

4.63% (3)	01/15/29	325,000	274,394

6.75% (3)	01/15/30	90,000	71,775

FirstCash, Inc.

5.63% (3)	01/01/30	165,000	147,132

LCM Investments Holdings II LLC

8.25% (3)	08/01/31	200,000	190,750

Lithia Motors, Inc.

3.88% (3)	06/01/29	95,000	79,050

Michaels Cos., Inc.

5.25% (3)	05/01/28	480,000	348,240

7.88% (3)	05/01/29	125,000	69,832

Papa John’s International, Inc.

3.88% (3)	09/15/29	345,000	285,977

Yum! Brands, Inc.

3.88%	11/01/23	1,000,000	1,001,250

			2,656,103

Software — 0.6%

Alteryx, Inc.

8.75% (3)	03/15/28	85,000	84,362

Open Text Corp. (Canada)

6.90% (3)	12/01/27	85,000	84,575

ZoomInfo Technologies LLC/ZoomInfo Finance Corp.

3.88% (3)	02/01/29	200,000	166,000

			334,937

Issues	Maturity Date	Principal Amount	Value

Telecommunications — 4.8%

Altice France SA

5.13% (3)	01/15/29	$200,000	$139,230

5.50% (3)	10/15/29	450,000	311,638

8.13% (3)	02/01/27	250,000	213,125

CommScope, Inc.

4.75% (3)	09/01/29	365,000	252,762

Consolidated Communications, Inc.

6.50% (3)	10/01/28	95,000	75,240

Frontier Communications Holdings LLC

5.00% (3)	05/01/28	362,000	314,176

8.63% (3)	03/15/31	100,000	94,146

Global Switch Finance BV (United Kingdom)

1.38% (6)	10/07/30	115,000	101,469

Intelsat Jackson Holdings SA (Luxembourg)

6.50% (3),(7)	03/15/30	120,000	105,733

Level 3 Financing, Inc.

10.50% (3)	05/15/30	184,000	184,442

SES GLOBAL Americas Holdings, Inc. (Luxembourg)

5.30% (3)	03/25/44	559,000	365,678

Zayo Group Holdings, Inc.

4.00% (3)	03/01/27	525,000	395,749

			2,553,388

Total Corporate Bonds

(Cost: $49,754,055)			44,629,922

U.S. TREASURY SECURITIES — 0.8% (Cost: $413,224)

U.S. Treasury Notes

4.63%	10/15/26	415,000	411,904

Total Fixed Income Securities

(Cost: $54,524,787)			49,250,578

		Shares

COMMON STOCK — 0.0%

Electric — 0.0%

Homer City Generation LLC — Series A (8),(9)		5,610	—

Total Common Stock

(Cost: $327,224)			—

WARRANTS — 0.0%

Entertainment — 0.0%

Cineworld Group PLC (8),(9)		42,717	—

Total Warrants

(Cost: $—)			—

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

October 31, 2023

Issues		Shares	Value

MONEY MARKET INVESTMENTS — 0.8%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.30% (10)		412,193	$412,193

Total Money Market Investments

(Cost: $412,193)			412,193

	Maturity Date	Principal Amount

SHORT TERM INVESTMENTS — 3.9%

U.S. TREASURY SECURITIES — 3.9%

U.S. Treasury Bills

5.23% (11)	12/05/23	$560,000	557,204

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (Continued)

5.43% (11)	03/07/24	$1,500,000	$1,471,915

5.48% (11)	04/04/24	65,000	63,514

Total U.S. Treasury Securities

(Cost: $2,092,691)			2,092,633

Total Short Term Investments

(Cost: $2,092,691)			2,092,633

Total Investments (96.4%)

(Cost: $57,356,895)			51,755,404

Excess Of Other Assets Over Liabilities (3.6%)			1,908,189

Net Assets (100.0%)			$53,663,593

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
30	2-Year U.S. Treasury Note Futures	12/29/23	$6,102,996	$6,072,656	$(30,340)
38	5-Year U.S. Treasury Note Futures	12/29/23	4,022,405	3,970,110	(52,295)

			$10,125,401	$10,042,766	$(82,635)

Short Futures
4	10-Year U.S. Treasury Note Futures	12/19/23	(459,024)	$(435,312)	$23,712
3	Euro-Bobl Future	12/7/23	(370,789)	(368,756)	2,033
4	U.S. Ultra Long Bond Futures	12/19/23	(509,446)	(450,250)	59,196

			$(1,339,259)	$(1,254,318)	$84,941

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (12)
Citibank N.A.	EUR	22,000	01/12/24	$23,238	$23,334	$96

SELL (13)
Citibank N.A.	EUR	422,000	01/12/24	446,379	447,585	(1,206)

				$446,379	$447,585	$(1,206)

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

EETC	Enhanced Equipment Trust Certificate.
REIT	Real Estate Investment Trust.
EUR	Euro Currency.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2023.
(2)	This position represents an unsettled bank loan at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $29,531,856 or 55.0% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Perpetual maturity.
(5)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(6)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2023, the value of these securities amounted to $313,378 or 0.6% of net assets.
(7)	Restricted security (Note 11).
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(9)	Non-income producing security.
(10)	Rate disclosed is the 7-day net yield as of October 31, 2023.
(11)	Rate shown represents yield-to-maturity.
(12)	Fund buys foreign currency, sells U.S. Dollar.
(13)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
Corporate Bonds	83.1%
Bank Loans	7.8
U.S. Treasury Securities	4.7
Money Market Investments	0.8
Common Stock	0.0	**
Warrants	0.0	**
Other*	3.6

Total	100.0%

*	Includes capstock, futures, pending trades, interest receivable and accrued expenses payable.
**	Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Bank Loans*	$—	$4,208,752	$—	$4,208,752
Corporate Bonds*	—	44,629,922	—	44,629,922
U.S. Treasury Securities	411,904	—	—	411,904

Total Fixed Income Securities	411,904	48,838,674	—	49,250,578

Common Stock*	—	—	—	—
Warrants	—	—	—	—
Money Market Investments	412,193	—	—	412,193
Short-Term Investments	2,092,633	—	—	2,092,633

Total Investments	$2,916,730	$48,838,674	$—	$51,755,404

Asset Derivatives
Forward Currency Exchange Contracts
Foreign Currency Risk	—	96	—	96
Futures Contracts
Interest Rate Risk	84,941	—	—	84,941

Total Investments	$3,001,671	$48,838,770	$—	$51,840,441

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(82,635)	$—	$—	$(82,635)
Forward Currency Exchange Contracts
Foreign Currency Risk	—	(1,206)	—	(1,206)

Total	$(82,635)	$(1,206)	$—	$(83,841)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments	October 31, 2023

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 106.0% of Net Assets

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 1.4%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF68, Class A

5.92% (30 day USD SOFR Average + 0.604%) (1)	07/25/26	$45,412	$45,404

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KJ29, Class A1

0.74%	01/25/26	13,940	13,627

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KJ31, Class A1

0.57%	05/25/26	6,242	6,095

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KJ34, Class A1

0.68%	06/25/26	7,659	7,136

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KL05, Class X1HG (I/O)

1.22% (2)	12/25/27	500,000	18,005

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KS06, Class X (I/O)

1.04% (2)	08/25/26	546,922	9,902

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KS07, Class X (I/O)

0.61% (2)	09/25/25	236,868	2,528

Federal National Mortgage Association-Aces Series 2014-M11, Class 1A

3.08% (2)	08/25/24	14,119	13,775

FRESB Mortgage Trust Series 2015-SB3, Class A3

5.98% (30 day USD SOFR Average + 0.664%) (1)	01/25/43	1,881	1,875

Government National Mortgage Association Series 2008-92, Class E

5.56% (2)	03/16/44	4,155	4,071

Government National Mortgage Association Series 2010-159, Class D

4.56% (2)	09/16/44	5,806	5,634

Government National Mortgage Association Series 2011-165, Class IO (I/O)

0.00% (2)	10/16/51	208,847	2

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $164,485)			128,054

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 3.9%

BBCMS Trust Series 2015-SRCH, Class XB (I/O)

0.19% (2),(3)	08/10/35	$2,000,000	$13,823

Citigroup Commercial Mortgage Trust Series 2014-GC23, Class XB (I/O)

0.21% (2)	07/10/47	3,784,000	5,674

COMM Mortgage Trust Series 2012-CR3, Class XA (I/O)

0.88% (2)	10/15/45	16,590	22

COMM Mortgage Trust Series 2012-CR4, Class XA (I/O)

1.14% (2)	10/15/45	200,220	2

COMM Mortgage Trust Series 2014-CR19, Class XA (I/O)

0.83% (2)	08/10/47	67,315	315

COMM Mortgage Trust Series 2014-CR20, Class A3

3.33%	11/10/47	14,698	14,408

COMM Mortgage Trust Series 2016-DC2, Class XA (I/O)

0.92% (2)	02/10/49	706,974	11,042

FS Rialto Issuer LLC Series 2019-FL1, Class A

6.65% (1 mo. USD Term SOFR + 1.314%) (1),(3)	12/16/36	93,493	93,125

JPMBB Commercial Mortgage Securities Trust Series 2014-C18, Class XA (I/O)

0.64% (2)	02/15/47	750,116	29

MF1 Ltd. Series 2020-FL4, Class A

7.15% (1 mo. USD Term SOFR + 1.814%) (1),(3)	11/15/35	9,346	9,354

SREIT Trust Series 2021-MFP, Class A

6.18% (1 mo. USD Term SOFR + 0.845%) (1),(3)	11/15/38	100,000	97,948

Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class XA (I/O)

0.59% (2)	07/15/58	1,371,922	9,957

Westlake Automobile Receivables Trust Series 2022-2A, Class C

4.85% (3)	09/15/27	50,000	48,871

WFRBS Commercial Mortgage Trust Series 2014-C21, Class XA (I/O)

0.99% (2)	08/15/47	1,384,066	5,278

WFRBS Commercial Mortgage Trust Series 2014-C24, Class A3

3.43%	11/15/47	37,918	37,130

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $466,619)			346,978

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 33.8%

Federal Home Loan Mortgage Corp. REMICS Series 3071, Class TF (PAC)

5.73% (30 day USD SOFR Average + 0.414%)(1)	04/15/35	5,036	5,013

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal Home Loan Mortgage Corp. REMICS Series 3300, Class FA

5.73% (30 day USD SOFR Average + 0.414%)(1)	08/15/35	$14,618	$14,243

Federal Home Loan Mortgage Corp. REMICS Series 3318, Class F

5.68% (30 day USD SOFR Average + 0.364%)(1)	05/15/37	17,806	17,209

Federal Home Loan Mortgage Corp. REMICS Series 4231, Class FD

5.78% (30 day USD SOFR Average + 0.464%)(1)	10/15/32	17,565	17,528

Federal Home Loan Mortgage Corp. STRIPS Series 263, Class F5

5.93% (30 day USD SOFR Average + 0.614%)(1)	06/15/42	14,252	13,823

Federal National Mortgage Association, Pool #254548

5.50%	12/01/32	4,574	4,502

Federal National Mortgage Association, Pool #600187

7.00%	07/01/31	11,269	11,318

Federal National Mortgage Association, Pool #995364

6.00%	10/01/38	4,099	4,109

Federal National Mortgage Association, Pool #AL0851

6.00%	10/01/40	2,897	2,950

Federal National Mortgage Association REMICS Series 2003-11, Class FA

6.44% (30 day USD SOFR Average + 1.114%)(1)	09/25/32	5,728	5,786

Federal National Mortgage Association REMICS Series 2006-23, Class FP (PAC)

5.74% (30 day USD SOFR Average + 0.414%) (1)	04/25/36	8,996	8,738

Federal National Mortgage Association REMICS Series 2007-64, Class FA

5.91% (30 day USD SOFR Average + 0.584%) (1)	07/25/37	12,037	11,856

Federal National Mortgage Association REMICS Series 2008-24, Class PF (PAC)

6.09% (30 day USD SOFR Average + 0.764%) (1)	02/25/38	3,973	4,003

Federal National Mortgage Association REMICS Series 2020-10, Class FA

5.94% (30 day USD SOFR Average + 0.614%) (1)	03/25/50	14,514	13,878

Federal National Mortgage Association REMICS Series 2017-10, Class FA

5.84% (30 day USD SOFR Average + 0.514%) (1)	03/25/47	32,125	31,433

Government National Mortgage Association, Pool #80022

2.75% (1 yr. CMT + 1.500%) (1)	12/20/26	3,190	3,118

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Government National Mortgage Association, Pool #80636

3.625% (1 yr. CMT + 1.500%) (1)	09/20/32	$2,787	$2,704

Government National Mortgage Association, Pool #80757

3.625% (1 yr. CMT + 1.500%) (1)	10/20/33	1,188	1,143

Government National Mortgage Association, Pool #80797

3.63% (1 yr. CMT + 1.500%) (1)	01/20/34	13,145	12,564

Government National Mortgage Association, Pool #80937

3.88% (1 yr. CMT + 1.500%) (1)	06/20/34	5,914	5,805

Government National Mortgage Association REMICS Series 2023-113, Class FD

6.50% (30 day USD SOFR Average + 1.35) (1)	08/20/53	49,588	48,800

Government National Mortgage Association REMICS Series 2023-116, Class FL

6.47% (30 day USD SOFR Average + 1.15) (1)	08/20/53	49,755	49,330

Government National Mortgage Association, TBA

5.00% (4)	05/01/53	25,000	23,262

5.50% (4)	06/01/53	75,000	71,735

4.50% (4)	04/01/53	50,000	45,165

Uniform Mortgage-Backed Security, TBA

4.50% (4)	01/01/38	275,000	260,842

5.00% (4)	02/01/38	525,000	506,441

5.50% (4)	02/01/38	525,000	514,964

6.00% (4)	03/01/38	75,000	74,733

5.00% (4)	04/01/53	525,000	484,093

5.50% (4)	04/01/53	400,000	379,558

4.00% (4)	05/01/52	200,000	172,820

4.50% (4)	04/01/53	225,000	200,973

Total Residential Mortgage-Backed Securities — Agency

(Cost: $3,022,861)			3,024,439

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 7.0%

ABFC Trust Series 2002-WF2, Class A2

6.56% (1 mo. USD Term SOFR + 1.239%) (1)	05/25/32	11,538	11,443

BNC Mortgage Loan Trust Series 2006-2, Class A4

5.76% (1 mo. USD Term SOFR + 0.434%) (1)	11/25/36	21,254	20,135

CIT Mortgage Loan Trust Series 2007-1, Class 1A

6.79% (1 mo. USD Term SOFR + 1.464%) (1),(3)	10/25/37	3,682	3,679

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY(Continued)

Credit Suisse First Boston Mortgage Securities Corp. Series 2002-AR31, Class 6A1

5.25% (2)	11/25/32	$6,912	$6,569

First Franklin Mortgage Loan Trust Series 2004-FF5, Class A3C

6.44% (1 mo. USD Term SOFR + 1.114%) (1)	08/25/34	7,113	6,518

JPMorgan Mortgage Acquisition Trust Series 2007-CH4, Class A5

5.68% (1 mo. USD Term SOFR + 0.354%) (1)	05/25/37	33,897	33,495

JPMorgan Mortgage Trust Series 2018-8, Class A3

4.00% (2),(3)	01/25/49	39,405	34,246

Morgan Stanley Capital I, Inc. Trust Series 2006-NC2, Class A2D

6.02% (1 mo. USD Term SOFR + 0.694%) (1)	02/25/36	21,063	20,842

New Century Home Equity Loan Trust Series 2005-1, Class M1

6.11% (1 mo. USD Term SOFR + 0.789%) (1)	03/25/35	28,770	28,781

New Century Home Equity Loan Trust Series 2005-4, Class M3

6.26% (1 mo. USD Term SOFR + 0.939%) (1)	09/25/35	49,934	50,504

NovaStar Mortgage Funding Trust Series 2005-1, Class M5

6.52% (1 mo. USD Term SOFR + 1.194%) (1)	06/25/35	14,692	14,624

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-2, Class M5

6.41% (1 mo. USD Term SOFR + 1.089%) (1)	04/25/35	31,706	31,511

Ownit Mortgage Loan Trust Series 2006-3, Class A2D

5.98% (1 mo. USD Term SOFR + 0.654%)	03/25/37	29,995	28,110

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-WHQ2, Class M4

7.01% (1 mo. USD Term SOFR + 1.689%) (1)	02/25/35	27,108	25,992

Preston Ridge Partners Mortgage LLC Series 2021-6, Class A1

1.79% (3)	07/25/26	29,413	27,503

Residential Accredit Loans, Inc. Trust Series 2002-QS16, Class A2

5.99% (1 mo. USD Term SOFR + 0.664%) (1),(5)	10/25/17	68	36

Residential Asset Securities Corporation Trust Series 2005-EMX1, Class M1
6.08% (1 mo. USD Term SOFR + 0.759%)(1)	03/25/35	8,466	8,439

Residential Asset Securities Corporation Trust Series 2006-KS3, Class M1

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY(Continued)
5.93% (1 mo. USD Term SOFR + 0.444%)(1)	04/25/36	$23,184	$22,700

Soundview Home Loan Trust Series 2005-OPT1, Class M2
6.11% (1 mo. USD Term SOFR + 0.789%)(1)	06/25/35	13,352	12,945

Structured Asset Investment Loan Trust Series 2005-11, Class A3
6.04% (1 mo. USD Term SOFR + 0.714%)(1)	01/25/36	11,151	10,707

Structured Asset Investment Loan Trust Series 2005-HE3, Class M1
6.16% (1 mo. USD Term SOFR + 0.834%)(1)	09/25/35	34,204	33,436

VOLT XCIV LLC Series 2021-NPL3, Class A1
2.24% (3)	02/27/51	99,557	94,230

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2005-4, Class M3
6.19% (1 mo. USD Term SOFR + 0.864%)(1)	12/25/35	100,000	97,420

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $635,560)			623,865

CORPORATE BONDS — 19.5%

Aerospace & Defense — 0.4%

BAE Systems Holdings, Inc. (United Kingdom)
3.85% (3)	12/15/25	20,000	19,176

Boeing Co. 1.43%	02/04/24	15,000	14,818

			33,994

Agriculture — 0.2%

Imperial Brands Finance PLC (United Kingdom)
4.25% (3)	07/21/25	20,000	19,326

Banks — 11.7%

Bank of America Corp.
1.73% (Secured Overnight Financing Rate + 0.960%)(1)	07/22/27	95,000	83,868
2.55% (Secured Overnight Financing Rate + 1.050%)(1)	02/04/28	45,000	39,785
3.42% (3 mo. USD Term SOFR + 1.302%) (1)	12/20/28	5,000	4,453

Citigroup, Inc.
1.46% (Secured Overnight Financing Rate + 0.770%) (1)	06/09/27	90,000	79,245
3.52% (3 mo. USD Term SOFR + 1.413%)(1)	10/27/28	10,000	8,992

DNB Bank ASA (Norway)
0.86% (1 yr. CMT + 0.330%) (1),(3)	09/30/25	30,000	28,542

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Goldman Sachs Group, Inc.
1.22%	12/06/23	$95,000	$94,579
5.83% (Secured Overnight Financing Rate + 0.486%) (1)	10/21/24	10,000	9,987

HSBC Holdings PLC (United Kingdom)
1.59% (SOFR + 1.290%) (1)	05/24/27	25,000	22,026
2.25% (Secured Overnight Financing Rate + 1.100%) (1)	11/22/27	75,000	65,782

JPMorgan Chase & Co.
0.56% (Secured Overnight Financing Rate + 0.420%) (1)	02/16/25	55,000	53,950
1.04% (3 mo. USD Term SOFR + 0.695%) (1)	02/04/27	85,000	75,603
2.07% (Secured Overnight Financing Rate + 1.015%) (1)	06/01/29	5,000	4,156

Lloyds Banking Group PLC (United Kingdom)
1.63% (1 yr. CMT + 0.850%) (1)	05/11/27	30,000	26,573
3.57% (3 mo. USD LIBOR + 1.205%)(1)	11/07/28	20,000	17,768

Morgan Stanley
0.79% (Secured Overnight Financing Rate + 0.525%)(1)	05/30/25	75,000	72,348
1.51% (SOFR + 0.858%)(1)	07/20/27	20,000	17,561

PNC Financial Services Group, Inc.
5.58% (Secured Overnight Financing Rate + 1.841%)(1)	06/12/29	5,000	4,789
6.62% (Secured Overnight Financing Rate + 1.730%)(1)	10/20/27	30,000	30,089

Santander U.K. Group Holdings PLC (United Kingdom)
1.09% (Secured Overnight Financing Rate + 0.787%)	03/15/25	45,000	43,947

U.S. Bancorp
4.65% (Secured Overnight Financing Rate + 1.230%) (1)	02/01/29	20,000	18,472
6.79% (Secured Overnight Financing Rate + 1.880%) (1)	10/26/27	45,000	45,299

UBS Group AG (Switzerland)
1.31% (Secured Overnight Financing Rate Index + 0.980%) (1),(3)	02/02/27	65,000	57,688
2.59% (Secured Overnight Financing Rate + 1.560%) (3)	09/11/25	10,000	9,645

3.09% (Secured Overnight Financing Rate + 1.730%) (3)	05/14/32	10,000	7,710

Wells Fargo & Co. 2.16%

(3 mo. USD Term SOFR + 1.012%) (1)	02/11/26	80,000	75,689

2.39% (Secured Overnight Financing Rate + 2.100%) (1)	06/02/28	40,000	34,878

3.53% (Secured Overnight Financing Rate + 1.510%) (1)	03/24/28	15,000	13,685

			1,047,109

Issues	Maturity Date	Principal Amount	Value

Biotechnology — 0.3%

Amgen, Inc.

5.15%	03/02/28	$30,000	$29,291

Chemicals — 0.3%

International Flavors & Fragrances, Inc.

1.83% (3)	10/15/27	30,000	24,907

3.47% (3)	12/01/50	5,000	2,790

			27,697

Commercial Services — 0.3%

Global Payments, Inc.

4.45%	06/01/28	30,000	27,685

Diversified Financial Services — 0.5%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)

4.88%	01/16/24	10,000	9,970

American Express Co.

2.25%	03/04/25	20,000	19,032

Capital One Financial Corp.

1.34% (Secured Overnight Financing Rate + 0.690%) (1)	12/06/24	20,000	19,749

			48,751

Electric — 0.7%

American Electric Power Co., Inc.

2.03%	03/15/24	30,000	29,497

Metropolitan Edison Co.

4.00% (3)	04/15/25	30,000	28,826

			58,323

Health Care-Products — 0.5%

Baxter International, Inc.

0.87%	12/01/23	25,000	24,893

Thermo Fisher Scientific, Inc.

1.22%	10/18/24	25,000	23,893

			48,786

Health Care-Services — 0.5%

HCA, Inc.

5.25%	04/15/25	10,000	9,862

5.25%	06/15/26	40,000	39,062

			48,924

Insurance — 1.0%

Athene Global Funding

6.04% (Secured Overnight Financing Rate Index + 0.700%) (1),(3)	05/24/24	30,000	29,879

Guardian Life Global Funding

5.74% (3)	10/02/28	35,000	34,775

Metropolitan Life Global Funding I

3.45% (3)	12/18/26	30,000	28,017

			92,671

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

Miscellaneous Manufacturers — 0.1%

General Electric Co.

6.01% (3 mo. USD Term SOFR + 0.642%) (1)	05/05/26	$5,000	$4,976

Oil & Gas — 0.1%

Petroleos Mexicanos

6.70%	02/16/32	13,000	9,594

Packaging & Containers — 0.3%

Amcor Flexibles North America, Inc.

4.00%	05/17/25	25,000	24,243

Pharmaceuticals — 0.7%

Bayer U.S. Finance II LLC

3.38% (3)	07/15/24	10,000	9,815
4.25% (3)	12/15/25	30,000	28,830

Becton Dickinson & Co.

3.73%	12/15/24	20,000	19,513

			58,158

REIT — 1.6%

American Tower Corp. (REIT)

3.60%	01/15/28	35,000	31,460

Extra Space Storage LP

3.88%	12/15/27	15,000	13,655

5.70%	04/01/28	15,000	14,624

Healthcare Realty Holdings LP (REIT)

3.63%	01/15/28	15,000	13,329

Kilroy Realty LP

3.45%	12/15/24	40,000	38,534

VICI Properties LP/VICI Note Co., Inc.

4.63% (3)	06/15/25	10,000	9,621

5.75% (3)	02/01/27	20,000	19,246

			140,469

Savings & Loans — 0.3%

Nationwide Building Society (United Kingdom)

2.97% (Secured Overnight Financing Rate + 1.290%) (1),(3)	02/16/28	25,000	22,235

Total Corporate Bonds

(Cost: $1,782,647)			1,742,232

MUNICIPAL BONDS — 1.0%

City & County of Denver Airport System Revenue, Revenue Bond

1.12%	11/15/24	10,000	9,555

City of Baltimore, General Obligation Unlimited

5.00%	10/15/25	25,000	24,845

Commonwealth of Massachusetts, Revenue Bond

4.11%	07/15/31	18,835	18,140

New York City Transitional Finance Authority Future Tax Secured Revenue

2.31%	11/01/26	25,000	22,836

Issues	Maturity Date	Principal Amount	Value

Savings & Loans (Continued)

New York State Dormitory Authority, Revenue Bond

5.00%	03/15/24	$15,000	$14,955

Total Municipal Bonds

(Cost: $94,902)			90,331

U.S. TREASURY SECURITIES — 26.6%

U.S. Treasury Notes

4.63%	10/15/26	312,000	309,672

4.63%	09/30/28	8,000	7,927

4.88%	10/31/28	13,000	13,029

5.00%	10/31/25	2,052,000	2,049,555

Total U.S. Treasury Securities

(Cost: $2,380,083)			2,380,183

ASSET-BACKED SECURITIES — 9.6%

AMMC CLO XI Ltd. Series 2012-11A, Class A1R2

6.66% (3 mo. USD Term SOFR + 1.272%) (1),(3)	04/30/31	34,778	34,603

Apidos CLO XXII Ltd. Series 2015-22A, Class A1R

6.74% (3 mo. USD Term SOFR + 1.322%) (1),(3)	04/20/31	43,895	43,762

Carvana Auto Receivables Trust Series 2022-P3, Class A3

4.61%	11/10/27	50,000	49,065

CoreVest American Finance Ltd. Series 2019-1, Class XA (I/O)

2.24% (2),(3)	03/15/52	10,120	18

Dryden 58 CLO Ltd. Series 2018-58A, Class A1

6.66% (3 mo. USD Term SOFR + 1.262%) (1),(3)	07/17/31	44,313	44,090

Exeter Automobile Receivables Trust Series 2021-1A, Class D

1.08%	11/16/26	40,000	38,079

Flatiron CLO 17 Ltd. Series 2017-1A, Class AR

6.61% (3 mo. USD Term SOFR + 1.242%) (1),(3)	05/15/30	17,064	17,003

LCM XXIV Ltd. Series 24A, Class AR

6.66% (3 mo. USD Term SOFR + 1.242%) (1),(3)	03/20/30	19,173	19,087

Madison Park Funding XVII Ltd. Series 2015-17A, Class AR2

6.67% (3 mo. USD Term SOFR + 1.262%) (1),(3)	07/21/30	28,721	28,579

Magnetite XVIII Ltd. Series 2016-18A, Class AR2

6.51% (3 mo. USD Term SOFR + 1.142%) (1),(3)	11/15/28	67,018	66,795

Navient Private Education Refi Loan Trust Series 2020-BA, Class A2

2.12% (3)	01/15/69	103,582	93,676

Navient Private Education Refi Loan Trust Series 2021-BA, Class A

0.94% (3)	07/15/69	55,163	46,890

Navient Private Education Refi Loan Trust Series 2021-CA, Class A

1.06% (3)	10/15/69	61,360	51,989

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Octagon Investment Partners 35 Ltd. Series 2018-1A, Class A1A

6.74% (3 mo. USD Term SOFR + 1.322%) (1),(3)	01/20/31	$42,240	$42,118

Palmer Square CLO Ltd. Series 2018-1A, Class A1

6.69% (3 mo. USD Term SOFR + 1.292%) (1),(3)	04/18/31	35,110	34,967

Rockford Tower CLO Ltd. Series 2018-2A, Class A

6.84% (3 mo. USD Term SOFR + 1.422%) (1),(3)	10/20/31	45,000	44,832

Santander Drive Auto Receivables Trust Series 2022-2, Class C

3.76%	07/16/29	45,000	42,669

SoFi Professional Loan Program LLC Series 2017-F, Class A2FX

2.84% (3)	01/25/41	42,957	41,490

SoFi Professional Loan Program LLC Series 2019-A, Class A2FX

3.69% (3)	06/15/48	41,635	39,983

Tricon American Homes Trust Series 2017-SFR2, Class A

2.93% (3)	01/17/36	29,938	29,695

Tricon American Homes Trust Series 2017-SFR2, Class B

3.28% (3)	01/17/36	39,000	38,702

U.S. Small Business Administration Series 2005-20B, Class 1

4.63%	02/01/25	9,624	9,455

Total Asset-backed Securities

(Cost: $878,978)			857,547

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.2%

Federal Home Loan Banks

5.30%	05/22/24	70,000	69,905

5.37%	05/21/24	100,000	99,766

U.S. International Development Finance Corp.

1.49%	08/15/31	138,378	119,464

Total U.S. Government Agency Obligations

(Cost: $309,052)			289,135

Total Fixed Income Securities

(Cost: $9,735,187)			9,482,764

		Shares

MONEY MARKET INVESTMENTS — 7.1%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.30% (6)		$637,067	$637,067

Total Money Market Investments

(Cost: $637,067)			637,067

		Principal Amount

SHORT TERM INVESTMENTS — 20.3%

U.S. Treasury Securities — 20.3%

U.S. Treasury Bills

5.18% (7)	11/28/23	$241,000	240,045

5.18% (7)	11/28/23	500,000	498,018

5.38% (7)	02/15/24	300,000	295,321

5.52% (7)	04/11/24	250,000	244,033

5.23% (7)	12/05/23	250,000	248,752

5.49% (7)	04/04/24	300,000	293,143

Total U.S. Treasury Securities

(Cost: $1,819,267)			1,819,312

Total Short Term Investments

(Cost: $1,819,267)			1,819,312

Total Investments (133.4%)

(Cost: $12,191,521)			11,939,143

Liabilities In Excess Of Other Assets (-33.4%)			(2,986,682)

Net Assets (100.0%)			$8,952,461

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

October 31, 2023

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
8	2-Year U.S. Treasury Note Futures	12/29/23	$1,626,815	$1,619,375	$(7,440)

Short Futures
5	10-Year U.S. Treasury Note Futures	12/19/23	$(573,781)	$(544,141)	$29,640
14	5-Year U.S. Treasury Note Futures	12/29/23	(1,484,845)	(1,462,672)	22,173

			$(2,058,626)	$(2,006,813)	$51,813

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
STRIPS	Separate Trading of Registered Interest and Principal Securities.
TBA	To Be Announced.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2023.
(2)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $1,522,086 or 17.0% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(5)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of October 31, 2023.
(6)	Rate disclosed is the 7-day net yield as of October 31, 2023.
(7)	Rate shown represents yield-to-maturity.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
U.S. Treasury Securities	46.9%
Residential Mortgage-Backed Securities — Agency	33.8
Corporate Bonds	19.5
Asset-Backed Securities	9.6
Money Market Investments	7.1
Residential Mortgage-Backed Securities — Non-Agency	7.0
Commercial Mortgage-Backed Securities — Non-Agency	3.9
U.S. Government Agency Obligations	3.2
Commercial Mortgage-Backed Securities — Agency	1.4
Municipal Bonds	1.0
Other*	(33.4)

Total	100.0%

* Includes futures, pending trades, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Mortgage-Backed Securities — Agency	$—	$128,054	$—	$128,054
Commercial Mortgage-Backed Securities — Non-Agency	—	346,978	—	346,978
Residential Mortgage-Backed Securities — Agency	—	3,024,439	—	3,024,439
Residential Mortgage-Backed Securities — Non-Agency	—	623,865	—	623,865
Corporate Bonds*	—	1,742,232	—	1,742,232
Municipal Bonds	—	90,331	—	90,331
U.S. Treasury Securities	2,380,183	—	—	2,380,183
Asset-Backed Securities	—	857,547	—	857,547
U.S. Government Agency Obligations	—	289,135	—	289,135

Total Fixed Income Securities	2,380,183	7,102,581	—	9,482,764

Money Market Investments	637,067	—	—	637,067
Short-Term Investments	1,819,312	—	—	1,819,312

Total Investments	$4,836,562	$7,102,581	$—	$11,939,143

Asset Derivatives
Futures Contracts
Interest Rate Risk	51,813	—	—	51,813

Total Investments	$4,888,375	$7,102,581	$—	$11,990,956

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(7,440)	$—	$—	$(7,440)

Total	$(7,440)	$—	$—	$(7,440)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 126.8% of Net Assets

ASSET-BACKED SECURITIES — 10.5%

AGL CLO 13 Ltd. Series 2021-13A, Class B

7.33% (3 mo. USD Term SOFR + 1.912%) (1),(2)	10/20/34	$9,000,000	$8,837,073

Allegro CLO XII Ltd. Series 2020-1A, Class A1

6.92% (3 mo. USD Term SOFR + 1.512%) (1),(2)	01/21/32	10,000,000	9,980,610

AMSR Trust Series 2020-SFR2, Class E2

4.28% (1)	07/17/37	7,713,000	7,283,907

AMSR Trust Series 2020-SFR3, Class F

3.55% (1)	09/17/37	2,682,000	2,456,640

AMSR Trust Series 2020-SFR3, Class G

4.99% (1)	09/17/37	11,402,000	10,483,335

Apidos CLO XXXVII Ltd. Series 2021-37A, Class B

7.27% (3 mo. USD Term SOFR + 1.862%) (1),(2)	10/22/34	13,795,000	13,550,470

Carvana Auto Receivables Trust Series 2021-N2, Class R

0.00% (1),(3)	03/10/28	14,800	2,220,215

Carvana Auto Receivables Trust Series 2021-N3, Class R

0.00% (1),(3)	06/12/28	25,650	4,149,375

Carvana Auto Receivables Trust Series 2023-P1, Class R

0.00% (1),(3)	03/11/30	2,950	568,595

CIFC Funding Ltd. Series 2022-2A, Class INCB

16.85% (1),(4)	04/19/35	3,300,000	2,549,567

Cologix Data Centers U.S. Issuer LLC Series 2021-1A, Class A2

3.30% (1)	12/26/51	6,140,000	5,386,290

CoreVest American Finance Ltd. Series 2020-1, Class XA (I/O)

2.57% (1),(4)	03/15/50	32,628,409	1,553,680

CoreVest American Finance Ltd. Series 2020-1, Class XB (I/O)

2.06% (1),(4)	03/15/50	38,948,500	3,733,229

CoreVest American Finance Ltd. Series 2020-4, Class XA (I/O)

3.82% (1),(4)	12/15/52	43,746,203	2,660,228

CoreVest American Finance Ltd. Series 2020-4, Class XB (I/O)

2.78% (1),(4)	12/15/52	27,500,000	2,051,541

CoreVest American Finance Ltd. Series 2021-1, Class XA (I/O)

2.91% (1),(4)	04/15/53	62,276,322	3,313,760

FirstKey Homes Trust Series 2021-SFR3, Class E1

2.99% (1)	12/17/38	5,500,000	4,800,505

Flexential Issuer Series 2021-1A, Class A2

3.25% (1)	11/27/51	7,580,000	6,670,668

GCI Funding I LLC Series 2021-1, Class A

2.38% (1)	06/18/46	21,984,378	18,541,923

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Global SC Finance II SRL Series 2014-1A, Class A2

3.09% (1)	07/17/29	$1,225,193	$1,198,440

HOA Funding LLC Series 2021-1A, Class A2

4.72% (1)	08/20/51	12,382,300	10,185,357

HPS Loan Management Ltd. Series 10A-16, Class A2RR

7.33% (3 mo. USD Term SOFR + 1.912%) (1),(2)	04/20/34	20,000,000	19,480,240

JGWPT XXX LLC Series 2013-3A, Class A

4.08% (1)	01/17/73	5,038,459	4,349,889

Lucali CLO Ltd. Series 2020-1A, Class A

6.87% (3 mo. USD Term SOFR + 1.472%) (1),(2)	01/15/33	8,000,000	7,973,288

Madison Park Funding XXXVIII Ltd. Series 2021-38A, Class B

7.31% (3 mo. USD Term SOFR + 1.912%) (1),(2)	07/17/34	10,000,000	9,825,900

Neuberger Berman Loan Advisers CLO 36 Ltd. Series 2020-36A, Class A1R

6.93% (3 mo. USD Term SOFR + 1.512%) (1),(2)	04/20/33	9,750,000	9,718,722

OHA Credit Funding 3 Ltd. Series 2019-3A, Class BR

7.33% (3 mo. USD Term SOFR + 1.912%) (1),(2)	07/02/35	13,000,000	12,708,800

OHA Credit Funding 9 Ltd. Series 2021-9A, Class B

7.36% (3 mo. USD Term SOFR + 1.962%) (1),(2)	07/19/35	17,500,000	17,125,500

Park Avenue Institutional Advisers CLO Ltd. Series 2021-1A, Class A1A

7.07% (3 mo. USD Term SOFR + 1.652%) (1),(2)	01/20/34	11,000,000	10,972,412

Progress Residential Trust Series 2019-SFR3, Class E

3.37% (1)	09/17/36	8,681,000	8,384,584

Progress Residential Trust Series 2020-SFR2, Class F

6.15% (1)	06/17/37	9,332,000	9,109,710

Progress Residential Trust Series 2020-SFR3, Class F

2.80% (1)	10/17/27	3,299,000	3,004,167

Progress Residential Trust Series 2021-SFR1, Class H

5.00% (1)	04/17/38	4,890,000	4,333,547

Progress Residential Trust Series 2021-SFR11, Class F

4.42% (1)	01/17/39	2,874,000	2,348,878

Progress Residential Trust Series 2021-SFR2, Class G

4.25% (1)	04/19/38	8,369,000	7,334,494

Progress Residential Trust Series 2021-SFR3, Class G

4.25% (1)	05/17/26	3,400,000	3,010,697

Progress Residential Trust Series 2021-SFR7, Class F

3.83% (1)	08/17/40	8,970,000	7,080,819

Sixth Street CLO XVII Ltd. Series 2021-17A, Class A

6.92% (3 mo. USD Term SOFR + 1.502%) (1)	01/20/34	8,000,000	7,971,176

Total Asset-backed Securities

(Cost: $300,081,517)			266,908,231

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 0.3%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K038, Class X3 (I/O)

2.49% (4)	06/25/42	$78,039,937	$746,491

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K040, Class X3 (I/O)

2.03% (4)	11/25/42	77,991,835	1,316,931

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K042, Class X3 (I/O)

1.60% (4)	01/25/43	76,625,000	1,253,176

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K045, Class X3 (I/O)

1.50% (4)	04/25/43	126,630,757	2,299,212

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K046, Class X3 (I/O)

1.51% (4)	04/25/43	94,964,072	1,907,140

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $35,285,763)			7,522,950

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 7.0%

1345 Avenue of the Americas & Park Avenue Plaza Trust Series 2005-1, Class A3

5.28% (1)	08/10/35	9,834,081	9,291,413

Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL4, Class AS

7.15% (1 mo. USD Term SOFR + 1.814%) (1),(2)	11/15/36	11,800,000	11,625,076

BDS Ltd. Series 2020-FL5, Class A 6.60% (1 mo. USD Term SOFR +

1.264%) (1),(2)	02/16/37	2,414,375	2,399,615

Benchmark Mortgage Trust Series 2019-B14, Class 225C

3.29% (1),(4)	12/15/62	8,734,000	942,062

Benchmark Mortgage Trust Series 2019-B14, Class 225D

3.29% (1),(4)	12/15/62	20,303,000	1,119,203

BPR Trust Series 2021-WILL, Class A

7.20% (1 mo. USD Term SOFR + 1.864%) (1),(2)	06/15/38	4,641,431	4,498,845

BX Commercial Mortgage Trust Series 2020-VIV4, Class A

2.84% (1)	03/09/44	15,285,000	12,168,754

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D

7.13% (1 mo. USD Term SOFR + 1.797%) (1),(2)	12/15/37	$14,425,000	$14,250,150

CSMC Trust Series 2021-BPNY, Class A

9.16% (1 mo. USD Term SOFR + 3.829%) (1),(2)	08/15/26	18,864,000	16,692,999

DBGS Mortgage Trust Series 2018-BIOD, Class E

7.33% (1 mo. USD Term SOFR + 1.996%) (1),(2)	05/15/35	9,137,627	8,807,054

European Loan Conduit No. 36 DAC Series 36A, Class E

7.15% (3 mo. EUR EURIBOR + 3.350%) (1),(2)	02/17/30	8,987,329	9,054,434

Grace Trust Series 2020-GRCE, Class A

2.35% (1)	12/10/40	10,000,000	7,457,848

GreenPoint Mortgage Funding Trust Series 2006-AR5, Class A2A2 (5)

5.74% (1 mo. USD Term SOFR + 0.414%) (2)	10/25/46	28,703	—

Houston Galleria Mall Trust Series 2015-HGLR, Class D

3.98% (1)	03/05/37	9,500,000	8,618,613

JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A

3.40% (1)	06/05/39	6,865,000	5,776,230

Life Mortgage Trust Series 2021-BMR, Class G

8.40% (1 mo. USD Term SOFR + 3.064%) (1),(2)	03/15/38	7,863,761	7,473,661

MKT Mortgage Trust Series 2020-525M, Class C

2.94% (1)	02/12/40	4,900,000	2,700,547

MKT Mortgage Trust Series 2020-525M, Class D

2.94% (1),(4)	02/12/40	7,500,000	3,631,919

Morgan Stanley Capital I Trust Series 2020-CNP, Class A

2.43% (1),(4)	04/05/42	18,000,000	12,945,578

One Bryant Park Trust Series 2019-OBP, Class A

2.52% (1)	09/15/54	6,870,000	5,392,871

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2A

3.66% (1),(4)	01/05/43	20,935,000	14,240,481

SLG Office Trust Series 2021-OVA, Class G

2.85% (1)	07/15/41	16,460,000	9,552,928

Taurus U.K. DAC Series 2021-UK4X, Class A

6.17% (Sterling Overnight Index Average + 0.950%) (2),(6)	08/17/31	3,847,402	4,563,644

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Taurus U.K. DAC Series 2021-UK4X, Class C

6.97% (Sterling Overnight Index Average + 1.750%) (2),(6)	08/17/31	$1,313,747	$1,525,739

Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class XB

0.58% (4)	11/15/49	106,409,000	1,611,798

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $236,024,153)			176,341,462

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 70.3%

Federal Home Loan Mortgage Corp., Pool #A91162

5.00%	02/01/40	9,206,182	8,864,309

Federal Home Loan Mortgage Corp., Pool #A92195

5.00%	05/01/40	2,363,814	2,269,647

Federal Home Loan Mortgage Corp., Pool #G01959

5.00%	12/01/35	45,336	44,047

Federal Home Loan Mortgage Corp., Pool #G06173

4.00%	11/01/40	10,748,757	9,624,714

Federal Home Loan Mortgage Corp., Pool #G07556

4.00%	11/01/43	3,405,021	3,035,600

Federal Home Loan Mortgage Corp., Pool #G07786

4.00%	08/01/44	11,260,817	10,065,068

Federal Home Loan Mortgage Corp., Pool #G07848

3.50%	04/01/44	29,971,751	25,986,346

Federal Home Loan Mortgage Corp., Pool #G08710

3.00%	06/01/46	942,254	777,308

Federal Home Loan Mortgage Corp., Pool #G08833

5.00%	07/01/48	2,069,497	1,946,418

Federal Home Loan Mortgage Corp., Pool #G08840

5.00%	08/01/48	360,663	339,594

Federal Home Loan Mortgage Corp., Pool #G08843

4.50%	10/01/48	3,133,363	2,850,982

Federal Home Loan Mortgage Corp., Pool #G08848

4.50%	11/01/48	1,476,374	1,346,621

Federal Home Loan Mortgage Corp., Pool #G08849

5.00%	11/01/48	2,610,826	2,452,983

Federal Home Loan Mortgage Corp., Pool #G16085

2.50%	02/01/32	2,578,090	2,374,752

Federal Home Loan Mortgage Corp., Pool #G16598

2.50%	12/01/31	2,368,513	2,180,437

Federal Home Loan Mortgage Corp., Pool #G30450

6.00%	01/01/29	408,034	398,148

Federal Home Loan Mortgage Corp., Pool #G30452

6.00%	10/01/28	375,128	366,055

Federal Home Loan Mortgage Corp., Pool #G30454

5.00%	05/01/29	445,367	430,444

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal Home Loan Mortgage Corp., Pool #G60238

3.50%	10/01/45	$3,176,612	$2,748,006

Federal Home Loan Mortgage Corp., Pool #G60440

3.50%	03/01/46	22,553,329	19,510,922

Federal Home Loan Mortgage Corp., Pool #G67707

3.50%	01/01/48	12,377,888	10,663,717

Federal Home Loan Mortgage Corp., Pool #G67709

3.50%	03/01/48	6,936,653	5,926,716

Federal Home Loan Mortgage Corp., Pool #G67717

4.00%	11/01/48	25,951,755	23,041,937

Federal Home Loan Mortgage Corp., Pool #N70081

5.50%	07/01/38	1,410,899	1,360,736

Federal Home Loan Mortgage Corp., Pool #P51350

5.00%	03/01/36	1,296,459	1,270,210

Federal Home Loan Mortgage Corp., Pool #QE0312

2.00%	04/01/52	11,652,750	8,565,893

Federal Home Loan Mortgage Corp., Pool #QG0601

4.50%	04/01/53	19,715,259	17,625,571

Federal Home Loan Mortgage Corp., Pool #SD7513

3.50%	04/01/50	13,684,903	11,689,721

Federal Home Loan Mortgage Corp., Pool #SD8147

2.50%	05/01/51	14,702,924	11,356,254

Federal Home Loan Mortgage Corp., Pool #SD8194

2.50%	02/01/52	18,137,396	13,952,347

Federal Home Loan Mortgage Corp., Pool #SD8199

2.00%	03/01/52	7,394,341	5,442,951

Federal Home Loan Mortgage Corp., Pool #ZT1491

3.50%	11/01/48	7,621,369	6,489,790

Federal Home Loan Mortgage Corp. Reference REMIC Series R002, Class ZA

5.50%	06/15/35	1,846,513	1,829,643

Federal Home Loan Mortgage Corp. REMICS Series 1829, Class ZB

6.50%	03/15/26	1,142	1,143

Federal Home Loan Mortgage Corp. REMICS Series 2367, Class ZK

6.00%	10/15/31	39,242	39,358

Federal Home Loan Mortgage Corp. REMICS Series 2514, Class PZ (PAC)

5.50%	10/15/32	827,109	825,032

Federal Home Loan Mortgage Corp. REMICS Series 2571, Class PZ (PAC)

5.50%	02/15/33	1,921,724	1,900,289

Federal Home Loan Mortgage Corp. REMICS Series 2647, Class OV (P/O)

0.00% (7)	07/15/33	467,662	348,444

Federal Home Loan Mortgage Corp. REMICS Series 2662, Class MT (TAC)

4.50%	08/15/33	430,237	413,008

Federal Home Loan Mortgage Corp. REMICS Series 2700, Class B

4.50%	11/15/23	737	737

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal Home Loan Mortgage Corp. REMICS Series 2903, Class PO (P/O)

0.00% (7)	11/15/23	$354	$354

Federal Home Loan Mortgage Corp. REMICS Series 3045, Class HZ

4.50%	10/15/35	444,551	401,063

Federal Home Loan Mortgage Corp. REMICS Series 3063, Class YG (PAC)

5.50%	11/15/35	8,601,427	8,530,629

Federal Home Loan Mortgage Corp. REMICS Series 3114, Class KZ

5.00%	02/15/36	6,440,312	6,246,217

Federal Home Loan Mortgage Corp. REMICS Series 3146, Class GE

5.50%	04/15/26	674,734	671,468

Federal Home Loan Mortgage Corp. REMICS Series 3149, Class OD (P/O) (PAC)

0.00% (7)	05/15/36	2,134,488	1,688,070

Federal Home Loan Mortgage Corp. REMICS Series 3315, Class S (I/O) (I/F)

0.98% (-30 day USD SOFR Average + 6.296%) (2)	05/15/37	360,301	22,096

Federal Home Loan Mortgage Corp. REMICS Series 3376, Class SX (I/O) (I/F)

0.61% (-30 day USD SOFR Average + 5.926%) (2)	10/15/37	1,305,736	52,931

Federal Home Loan Mortgage Corp. REMICS Series 3410, Class IS (I/O) (I/F)

0.84% (-30 day USD SOFR Average + 6.156%) (2)	02/15/38	1,762,737	77,165

Federal Home Loan Mortgage Corp. REMICS Series 3424, Class BI (I/O) (I/F)

1.37% (-30 day USD SOFR Average + 6.686%) (2)	04/15/38	2,039,965	177,279

Federal Home Loan Mortgage Corp. REMICS Series 3519, Class SH (I/O) (I/F)

0.07% (-30 day USD SOFR Average + 5.386%) (2)	07/15/37	140,889	7,306

Federal Home Loan Mortgage Corp. REMICS Series 3531, Class SC (I/O) (I/F)

0.87% (-30 day USD SOFR Average + 6.186%) (2)	05/15/39	2,671,041	47,684

Federal Home Loan Mortgage Corp. REMICS Series 3541, Class SA (I/O) (I/F)

1.32% (-30 day USD SOFR Average + 6.636%) (2)	06/15/39	1,004,299	84,351

Federal Home Loan Mortgage Corp. REMICS Series 3550, Class GS (I/O) (I/F)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

1.32% (-30 day USD SOFR Average + 6.636%) (2)	07/15/39	$2,451,801	$203,247

Federal Home Loan Mortgage Corp. REMICS Series 3551, Class VZ

5.50%	12/15/32	957,408	950,841

Federal Home Loan Mortgage Corp. REMICS Series 3557, Class KB

4.50%	07/15/29	1,548,386	1,505,770

Federal Home Loan Mortgage Corp. REMICS Series 3557, Class NB

4.50%	07/15/29	3,557,295	3,466,640

Federal Home Loan Mortgage Corp. REMICS Series 3558, Class KB

4.00%	08/15/29	1,621,907	1,568,097

Federal Home Loan Mortgage Corp. REMICS Series 3565, Class XB

4.00%	08/15/24	424,448	420,732

Federal Home Loan Mortgage Corp. REMICS Series 3575, Class D

4.50%	03/15/37	201,736	191,995

Federal Home Loan Mortgage Corp. REMICS Series 3788, Class SB (I/O) (I/F)

1.05% (-30 day USD SOFR Average + 6.366%) (2)	01/15/41	3,555,130	322,284

Federal Home Loan Mortgage Corp. REMICS Series 3885, Class PO (P/O) (PAC)

0.00% (7)	11/15/33	766,199	627,806

Federal Home Loan Mortgage Corp. REMICS Series 3930, Class KE (PAC)

4.00%	09/15/41	9,779,802	8,932,175

Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F)

1.18% (-30 day USD SOFR Average + 6.496%) (2)	04/15/42	1,292,314	101,794

Federal Home Loan Mortgage Corp. REMICS Series 4604, Class PB (PAC)

3.00%	01/15/46	2,201,517	1,872,458

Federal Home Loan Mortgage Corp. REMICS Series 4648, Class FA

5.93% (30 day USD SOFR Average + 0.614%) (2)	01/15/47	5,870,292	5,642,357

Federal Home Loan Mortgage Corp. REMICS Series 4846, Class PA

4.00%	06/15/47	503,110	491,343

Federal Home Loan Mortgage Corp. REMICS Series 4896, Class DA

3.00%	01/15/49	1,126,300	954,309

Federal Home Loan Mortgage Corp. REMICS Series 4929, Class FB

5.89% (30 day USD SOFR Average + 0.564%) (2)	09/25/49	12,580,369	12,145,277

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal Home Loan Mortgage Corp. REMICS Series 5210, Class LB

3.00%	08/25/50	$16,601,979	$11,313,044

Federal Home Loan Mortgage Corp. STRIPS Series 277, Class 30

3.00%	09/15/42	8,645,575	7,391,142

Federal National Mortgage Association, Pool #257536

5.00%	01/01/29	386,474	372,658

Federal National Mortgage Association, Pool #310033

6.00%	07/01/47	365,795	367,089

Federal National Mortgage Association, Pool #555424

5.50%	05/01/33	1,180,899	1,167,640

Federal National Mortgage Association, Pool #661856

5.87% (1-year RFUCC + 1.623%)(2)	10/01/32	17,864	17,625

Federal National Mortgage Association, Pool #671133

4.66% (6-month RFUCC + 1.413%) (2)	02/01/33	53,503	53,261

Federal National Mortgage Association, Pool #687847

4.18% (1-year RFUCC + 1.558%) (2)	02/01/33	9,323	9,192

Federal National Mortgage Association, Pool #692104

4.79% (6-month RFUCC + 1.413%) (2)	02/01/33	293,770	292,130

Federal National Mortgage Association, Pool #699866

4.62% (1-year RFUCC + 1.534%) (2)	04/01/33	91,428	89,868

Federal National Mortgage Association, Pool #704454

5.07% (1-year RFUCC + 1.679%) (2)	05/01/33	15,686	15,490

Federal National Mortgage Association, Pool #728824

5.87% (1-year RFUCC + 1.620%) (2)	07/01/33	42,579	41,772

Federal National Mortgage Association, Pool #734384

5.50%	07/01/33	156,002	153,597

Federal National Mortgage Association, Pool #888593

7.00%	06/01/37	145,406	151,826

Federal National Mortgage Association, Pool #934103

5.00%	07/01/38	127,496	117,140

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal National Mortgage Association, Pool #979563

5.00%	04/01/28	$171,805	$166,314

Federal National Mortgage Association, Pool #995425

6.00%	01/01/24	597	595

Federal National Mortgage Association, Pool #995573

6.00%	01/01/49	948,583	929,027

Federal National Mortgage Association, Pool #995953

6.00%	11/01/28	990,418	965,107

Federal National Mortgage Association, Pool #995954

6.00%	03/01/29	567,399	552,851

Federal National Mortgage Association, Pool #AA3303

5.50%	06/01/38	1,562,101	1,545,914

Federal National Mortgage Association, Pool #AB6210

3.00%	09/01/42	17,630,091	14,885,075

Federal National Mortgage Association, Pool #AE0588

6.00%	08/01/37	2,800,075	2,802,163

Federal National Mortgage Association, Pool #AL0851

6.00%	10/01/40	1,826,578	1,860,045

Federal National Mortgage Association, Pool #AL1594

6.00%	07/01/40	1,496,645	1,524,067

Federal National Mortgage Association, Pool #AL9106

4.50%	02/01/46	7,038,335	6,491,981

Federal National Mortgage Association, Pool #AS7241

3.50%	05/01/46	5,910,763	5,059,025

Federal National Mortgage Association, Pool #AS9454

4.00%	04/01/47	706,685	623,995

Federal National Mortgage Association, Pool #BM5979

3.50%	09/01/45	5,821,252	5,049,441

Federal National Mortgage Association, Pool #BN4316

4.00%	01/01/49	122,048	108,306

Federal National Mortgage Association, Pool #BN6264

4.00%	04/01/49	2,303,224	2,040,045

Federal National Mortgage Association, Pool #BQ6913

2.00%	12/01/51	20,786,888	15,326,128

Federal National Mortgage Association, Pool #BQ7056

2.00%	01/01/52	44,479,551	32,752,978

Federal National Mortgage Association, Pool #BU7102

2.50%	12/01/51	10,987,712	8,455,248

Federal National Mortgage Association, Pool #BV4119

2.50%	03/01/52	15,665,095	12,031,992

Federal National Mortgage Association, Pool #BV7761

2.50%	03/01/52	13,396,556	10,323,741

Federal National Mortgage Association, Pool #BV8459

3.00%	04/01/52	18,561,820	14,870,995

Federal National Mortgage Association, Pool #BV8463

2.50%	04/01/52	24,522,018	18,834,786

Federal National Mortgage Association, Pool #BV8464

3.00%	04/01/52	19,069,399	15,276,978

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal National Mortgage Association, Pool #BV8515

3.00%	05/01/52	$27,729,594	$22,213,051

Federal National Mortgage Association, Pool #BW1194

4.00%	09/01/52	1,552,155	1,342,654

Federal National Mortgage Association, Pool #BW9886

4.50%	10/01/52	18,492,890	16,528,519

Federal National Mortgage Association, Pool #CA1540

4.00%	04/01/48	11,330,311	10,044,515

Federal National Mortgage Association, Pool #CA1710

4.50%	05/01/48	5,181,229	4,720,558

Federal National Mortgage Association, Pool #CA1711

4.50%	05/01/48	4,738,097	4,316,825

Federal National Mortgage Association, Pool #CA2208

4.50%	08/01/48	4,879,857	4,445,981

Federal National Mortgage Association, Pool #CB0610

2.50%	05/01/51	16,453,819	12,748,862

Federal National Mortgage Association, Pool #CB2852

2.00%	11/01/51	18,214,590	13,429,578

Federal National Mortgage Association, Pool #CB3151

2.00%	03/01/52	41,924,159	31,061,303

Federal National Mortgage Association, Pool #FM2342

3.50%	12/01/46	3,530,421	3,067,528

Federal National Mortgage Association, Pool #FM9515

2.50%	11/01/51	20,465,607	15,714,081

Federal National Mortgage Association, Pool #FS0139

2.50%	01/01/52	27,281,395	21,156,217

Federal National Mortgage Association, Pool #FS1598

2.00%	04/01/52	30,464,281	22,394,178

Federal National Mortgage Association, Pool #MA1561

3.00%	09/01/33	15,390,788	13,642,791

Federal National Mortgage Association, Pool #MA1584

3.50%	09/01/33	9,867,982	8,948,661

Federal National Mortgage Association, Pool #MA2995

4.00%	05/01/47	3,033,863	2,678,195

Federal National Mortgage Association, Pool #MA4152

2.00%	10/01/40	47,535,327	37,766,121

Federal National Mortgage Association, Pool #MA4579

3.00%	04/01/52	34,614,576	27,736,933

Federal National Mortgage Association Benchmark REMIC Series 2007-B2, Class ZA

5.50%	06/25/37	4,715,596	4,579,442

Federal National Mortgage Association REMICS Series 1993-202, Class SZ (I/F) (PAC)

10.00% (-U.S. (Fed) Prime Rate + 44.286%) (2)	11/25/23	55	55

Federal National Mortgage Association REMICS Series 1995-21, Class C (P/O)

0.00% (7)	05/25/24	7,861	7,761

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal National Mortgage Association REMICS Series 2001-40, Class Z

6.00%	08/25/31	$46,175	$45,533

Federal National Mortgage Association REMICS Series 2003-117, Class TG (PAC)

4.75%	08/25/33	79,208	77,957

Federal National Mortgage Association REMICS Series 2004-52, Class SW (I/O) (I/F)

1.66% (-30 day USD SOFR Average + 6.986%) (2)	07/25/34	278,341	6,080

Federal National Mortgage Association REMICS Series 2004-65, Class LT

4.50%	08/25/24	37,531	37,185

Federal National Mortgage Association REMICS Series 2004-68, Class LC

5.00%	09/25/29	530,763	521,612

Federal National Mortgage Association REMICS Series 2005-74, Class CP (I/F) (PAC)

4.82% (-30 day USD SOFR Average + 24.330%) (2)	05/25/35	31,687	31,430

Federal National Mortgage Association REMICS Series 2007-103, Class AI (I/O) (I/F)

1.06% (-30 day USD SOFR Average + 6.386%) (2)	03/25/37	2,344,897	117,061

Federal National Mortgage Association REMICS Series 2007-20, Class SI (I/O) (I/F)

1.01% (-30 day USD SOFR Average + 6.336%) (2)	03/25/37	517,907	28,609

Federal National Mortgage Association REMICS Series 2007-21, Class SE (I/O) (I/F)

1.00% (-30 day USD SOFR Average + 6.326%) (2)	03/25/37	356,531	20,617

Federal National Mortgage Association REMICS Series 2007-56, Class SG (I/O) (I/F)

0.97% (-30 day USD SOFR Average + 6.296%) (2)	06/25/37	484,375	12,548

Federal National Mortgage Association REMICS Series 2007-58, Class SV (I/O) (I/F)

1.31% (-30 day USD SOFR Average + 6.636%) (2)	06/25/37	2,513,960	140,569

Federal National Mortgage Association REMICS Series 2007-65, Class S (I/O) (I/F)

1.16% (-30 day USD SOFR Average + 6.486%) (2)	07/25/37	235,013	13,134

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal National Mortgage Association REMICS Series 2007-88, Class FY

5.90% (30 day USD SOFR Average + 0.574%) (2)	09/25/37	$292,046	$283,705

Federal National Mortgage Association REMICS Series 2008-1, Class AI (I/O) (I/F)

0.81% (-30 day USD SOFR Average + 6.136%) (2)	05/25/37	1,947,571	70,766

Federal National Mortgage Association REMICS Series 2008-13, Class SB (I/O) (I/F)

0.80% (-30 day USD SOFR Average + 6.126%) (2)	03/25/38	2,086,926	158,547

Federal National Mortgage Association REMICS Series 2008-23, Class SB (I/O) (I/F)

1.41% (-30 day USD SOFR Average + 6.736%) (2)	04/25/38	2,424,342	92,259

Federal National Mortgage Association REMICS Series 2008-35, Class SD (I/O) (I/F)

1.01% (-30 day USD SOFR Average + 6.336%) (2)	05/25/38	217,328	1,740

Federal National Mortgage Association REMICS Series 2008-66, Class SG (I/O) (I/F)

0.63% (-30 day USD SOFR Average + 5.956%) (2)	08/25/38	4,680,379	306,861

Federal National Mortgage Association REMICS Series 2008-68, Class SA (I/O) (I/F)

0.53% (-30 day USD SOFR Average + 5.856%) (2)	08/25/38	1,401,967	37,064

Federal National Mortgage Association REMICS Series 2009-3, Class SH (I/O) (I/F)

0.01% (-30 day USD SOFR Average + 5.336%) (2)	06/25/37	503,470	18,483

Federal National Mortgage Association REMICS Series 2009-47, Class SV (I/O) (I/F)

1.31% (-30 day USD SOFR Average + 6.636%) (2)	07/25/39	312,208	10,147

Federal National Mortgage Association REMICS Series 2009-51, Class SA (I/O) (I/F)

1.31% (-30 day USD SOFR Average + 6.636%) (2)	07/25/39	1,702,184	81,389

Federal National Mortgage Association REMICS Series 2009-6, Class SD (I/O) (I/F)

0.11% (-30 day USD SOFR Average + 5.436%) (2)	02/25/39	358,769	8,659

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal National Mortgage Association REMICS Series 2009-68, Class KB

4.00%	09/25/24	$175,076	$173,572

Federal National Mortgage Association REMICS Series 2009-71, Class LB

4.00%	09/25/29	3,455,195	3,336,409

Federal National Mortgage Association REMICS Series 2009-72, Class AC

4.00%	09/25/29	4,505,676	4,332,279

Federal National Mortgage Association REMICS Series 2009-72, Class JS (I/O) (I/F)

1.81% (-30 day USD SOFR Average + 7.136%) (2)	09/25/39	264,203	22,552

Federal National Mortgage Association REMICS Series 2011-111, Class DB

4.00%	11/25/41	6,924,187	6,254,388

Federal National Mortgage Association REMICS Series 2011-131, Class ST (I/O)

1.10% (30 day USD SOFR Average + 6.426%) (2)	12/25/41	13,629,579	1,225,288

Federal National Mortgage Association REMICS Series 2012-128, Class UY (PAC)

2.50%	11/25/42	11,738,000	9,313,221

Federal National Mortgage Association REMICS Series 2012-133, Class GC (PAC)

2.50%	08/25/41	3,647,060	3,442,762

Federal National Mortgage Association REMICS Series 2012-153, Class PC (PAC)

2.00%	05/25/42	1,078,258	995,137

Federal National Mortgage Association REMICS Series 2013-101, Class BO (P/O)

0.00% (7)	10/25/43	2,997,439	2,115,461

Federal National Mortgage Association REMICS Series 2013-101, Class CO (P/O)

0.00% (7)	10/25/43	6,492,641	4,565,235

Federal National Mortgage Association REMICS Series 2013-95, Class PN (PAC)

3.00%	01/25/43	16,422,090	14,365,362

Federal National Mortgage Association REMICS Series 2016-106, Class EF

5.94% (30 day USD SOFR Average + 0.614%) (2)	01/25/47	10,501,890	10,214,571

Federal National Mortgage Association REMICS Series 2016-63, Class AF

5.94% (30 day USD SOFR Average + 0.614%) (2)	09/25/46	6,547,679	6,285,439

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Federal National Mortgage Association REMICS Series 2018-25, Class FA

5.74% (30 day USD SOFR Average + 0.414%) (2)	04/25/48	$12,735,605	$11,999,689

Federal National Mortgage Association REMICS Series 2018-52, Class PZ (PAC)

4.00%	07/25/48	1,546,066	1,372,666

Federal National Mortgage Association REMICS Series 2018-55, Class PA (PAC)

3.50%	01/25/47	1,749,311	1,667,844

Federal National Mortgage Association REMICS Series 2019-57, Class LT

2.50%	10/25/49	7,224,983	5,775,178

Federal National Mortgage Association REMICS Series 2020-10, Class FA

5.94% (30 day USD SOFR Average + 0.614%) (2)	03/25/50	5,820,697	5,565,412

Federal National Mortgage Association REMICS Series 2020-12, Class FL

5.89% (30 day USD SOFR Average + 0.564%) (2)	03/25/50	15,020,269	14,243,356

Government National Mortgage Association, Pool #80963

2.63% (1 yr. CMT + 1.500%) (2)	07/20/34	56,147	54,442

Government National Mortgage Association, Pool #MA2374

5.00%	11/20/44	188,980	180,851

Government National Mortgage Association, Pool #MA2828

4.50%	05/20/45	135,479	126,082

Government National Mortgage Association, Pool #MA3456

4.50%	02/20/46	712,650	663,235

Government National Mortgage Association, Pool #MA3521

3.50%	03/20/46	17,602,932	15,284,934

Government National Mortgage Association, Pool #MA3662

3.00%	05/20/46	5,186,394	4,362,880

Government National Mortgage Association, Pool #MA3663

3.50%	05/20/46	8,431,200	7,310,420

Government National Mortgage Association, Pool #MA3665

4.50%	05/20/46	1,134,530	1,051,404

Government National Mortgage Association, Pool #MA3735

3.00%	06/20/46	65,904	55,325

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Government National Mortgage Association, Pool #MA3739

5.00%	06/20/46	$2,341,275	$2,259,148

Government National Mortgage Association, Pool #MA3876

4.50%	08/20/46	72,460	67,151

Government National Mortgage Association, Pool #MA3877

5.00%	08/20/46	973,971	932,455

Government National Mortgage Association, Pool #MA4006

4.50%	10/20/46	34,256	31,746

Government National Mortgage Association, Pool #MA4007

5.00%	10/20/46	1,971,540	1,902,387

Government National Mortgage Association, Pool #MA4071

4.50%	11/20/46	145,327	135,061

Government National Mortgage Association, Pool #MA4129

4.50%	12/20/46	52,430	48,539

Government National Mortgage Association, Pool #MA4199

5.00%	01/20/47	2,117,629	2,043,392

Government National Mortgage Association, Pool #MA4264

4.50%	02/20/47	5,204,837	4,805,863

Government National Mortgage Association, Pool #MA4265

5.00%	02/20/47	1,767,209	1,696,466

Government National Mortgage Association, Pool #MA4324

5.00%	03/20/47	1,954,919	1,887,526

Government National Mortgage Association, Pool #MA4385

5.00%	04/20/47	395,472	378,358

Government National Mortgage Association, Pool #MA4454

5.00%	05/20/47	307,097	293,040

Government National Mortgage Association, Pool #MA4513

5.00%	06/20/47	1,109,569	1,051,394

Government National Mortgage Association, Pool #MA4781

5.00%	10/20/47	1,240,810	1,183,237

Government National Mortgage Association, Pool #MA4836

3.00%	11/20/47	6,847,285	5,719,394

Government National Mortgage Association, Pool #MA4838

4.00%	11/20/47	6,503,771	5,799,069

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Government National Mortgage Association, Pool #MA4900

3.50%	12/20/47	$4,849,563	$4,192,775

Government National Mortgage Association, Pool #MA4901

4.00%	12/20/47	447,856	399,330

Government National Mortgage Association, Pool #MA5467

4.50%	09/20/48	410,156	374,592

Government National Mortgage Association, Pool #MA6080

3.00%	08/20/49	189,062	151,716

Government National Mortgage Association, Pool #MA6209

3.00%	10/20/49	2,743,307	2,201,412

Government National Mortgage Association, Pool #MA7418

2.50%	06/20/51	33,669,785	26,879,968

Government National Mortgage Association, Pool #MA7589

2.50%	09/20/51	32,313,121	25,789,926

Government National Mortgage Association REMICS Series 2011-70, Class BO (P/O)

0.00% (7)	05/20/41	3,458,239	2,459,491

Government National Mortgage Association REMICS Series 2014-57, Class PS

0.75% (1 mo. USD Term SOFR + 6.086%) (2)	04/20/44	13,071,069	1,026,631

Government National Mortgage Association REMICS Series 2015-42, Class ZB

3.00%	03/20/45	20,633,524	17,108,786

Government National Mortgage Association REMICS Series 2015-43, Class DM

2.50%	03/20/45	17,317,429	14,230,490

Government National Mortgage Association REMICS Series 2015-44, Class Z

3.00%	03/20/45	13,962,888	11,041,775

Government National Mortgage Association REMICS Series 2019-90, Class SJ (I/O)

0.65% (1 mo. USD Term SOFR + 5.986%) (2)	07/20/49	10,057,604	746,598

Government National Mortgage Association REMICS Series 2023-113, Class FD

6.50% (30 day USD SOFR Average + 1.35) (2)	08/20/53	13,909,422	13,688,284

Government National Mortgage Association, TBA

2.50% (8)	12/01/51	46,050,000	36,603,611

5.00% (8)	05/01/53	7,425,000	6,908,910

5.50% (8)	06/01/53	20,625,000	19,727,205

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

4.50% (8)	04/01/53	$20,475,000	$18,495,170

Uniform Mortgage-Backed Security, TBA

3.00% (8)	02/01/52	76,725,000	61,335,047

3.50% (8)	04/01/52	27,950,000	23,276,454

2.00% (8)	12/01/53	107,600,000	79,050,534

2.50% (8)	01/01/52	60,250,000	46,187,746

5.00% (8)	04/01/53	163,500,000	150,760,433

5.50% (8)	04/01/53	142,875,000	135,573,327

4.00% (8)	05/01/52	119,675,000	103,411,206

4.50% (8)	04/01/53	74,725,000	66,745,346

Total Residential Mortgage-Backed Securities — Agency

(Cost: $2,003,177,780)			1,787,412,054

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 36.7%

ABFC Trust Series 2007-WMC1, Class A2A

6.19% (1 mo. USD Term SOFR + 0.864%) (2)	06/25/37	9,240,287	6,840,065

ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2C

5.96% (1 mo. USD Term SOFR + 0.634%) (2)	03/25/37	10,742,353	4,330,296

ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2D

6.20% (1 mo. USD Term SOFR + 0.874%) (2)	03/25/37	5,773,901	2,327,177

ACE Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A1

5.74% (1 mo. USD Term SOFR + 0.414%) (2)	01/25/37	26,551,944	12,919,232

Argent Securities Trust Series 2006-M1, Class A2C

5.74% (1 mo. USD Term SOFR + 0.414%) (2)	07/25/36	45,312,359	11,265,980

Argent Securities Trust Series 2006-W4, Class A2C

5.76% (1 mo. USD Term SOFR + 0.434%) (2)	05/25/36	16,756,473	4,028,536

Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W3, Class M2

6.13% (1 mo. USD Term SOFR + 0.804%) (2)	11/25/35	29,183,398	23,974,030

Banc of America Funding Trust Series 2004-B, Class 3A1

3.62% (4),(9)	12/20/34	141,644	112,848

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Banc of America Funding Trust Series 2006-3, Class 4A14

6.00% (9)	03/25/36	$243,604	$184,380

Banc of America Funding Trust Series 2006-3, Class 5A3

5.50% (9)	03/25/36	1,058,927	882,556

Banc of America Funding Trust Series 2006-D, Class 2A1

3.50% (4),(9)	05/20/36	45,344	38,969

Banc of America Funding Trust Series 2006-D, Class 3A1

4.39% (4),(9)	05/20/36	1,323,928	1,169,345

Bear Stearns ALT-A Trust Series 2005-2, Class 2A4

3.75% (4)	04/25/35	1,075	940

Bear Stearns ALT-A Trust Series 2005-4, Class 23A1

4.48% (4)	05/25/35	2,023,052	1,893,125

Bear Stearns ALT-A Trust Series 2006-4, Class 32A1

4.21% (4),(9)	07/25/36	302,405	145,708

Bear Stearns ARM Trust Series 2004-12, Class 1A1

4.48% (4)	02/25/35	206,319	187,203

Bear Stearns ARM Trust Series 2005-10, Class A3

5.44% (4)	10/25/35	1,283,636	1,195,158

Bear Stearns ARM Trust Series 2006-2, Class 2A1

3.89% (4),(9)	07/25/36	662,115	543,283

Bear Stearns ARM Trust Series 2007-1, Class 1A1

3.82% (4)	02/25/47	6,633,204	5,769,884

Bear Stearns ARM Trust Series 2007-1, Class 2A1

4.31% (4),(9)	02/25/47	103,860	87,613

Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A3

5.50% (4)	09/25/35	688,717	626,469

Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A4

5.40% (4)	09/25/35	1,472,594	1,338,005

Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1

5.88% (1 mo. USD Term SOFR + 0.554%) (2)	08/25/36	8,622,167	7,496,042

Bear Stearns Mortgage Funding Trust Series 2006-AR3, Class 1A1

5.62% (1 mo. USD Term SOFR + 0.294%) (2)	10/25/36	258,607	215,354

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B

3.54% (9)	02/25/37	2,281,820	1,356,936

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C

3.54% (9)	02/25/37	7,849,020	4,544,987

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

C-BASS Trust Series 2006-CB7, Class A4

5.76% (1 mo. USD Term SOFR + 0.434%) (2)	10/25/36	$16,568,625	$10,269,174

C-BASS Trust Series 2006-CB9, Class A4

5.90% (1 mo. USD Term SOFR + 0.574%) (2)	11/25/36	11,523,297	4,982,491

Chase Mortgage Finance Trust Series 2006-A1, Class 2A1

5.21% (4),(9)	09/25/36	321,724	277,379

Chase Mortgage Finance Trust Series 2007-A1, Class 8A1

5.62% (4)	02/25/37	1,087,514	1,030,736

ChaseFlex Trust Series 2005-1, Class 1A5

6.50%	02/25/35	2,099,078	1,608,713

CHL Mortgage Pass-Through Trust Series 2004-13, Class 1A3

5.50%	08/25/34	2,462,280	2,227,989

CHL Mortgage Pass-Through Trust Series 2005-9, Class 1A1

6.04% (1 mo. USD Term SOFR + 0.714%) (2)	05/25/35	5,562,092	4,485,654

CHL Mortgage Pass-Through Trust Series 2005-HYB5, Class 4A1

5.38% (4),(9)	09/20/35	9,293	7,843

CHL Mortgage Pass-Through Trust Series 2007-HY5, Class 1A1

4.71% (4),(9)	09/25/47	3,342	2,491

CHL Mortgage Pass-Through Trust Series 2007-HYB1, Class 1A1

3.66% (4),(9)	03/25/37	29,760	23,210

CIM Trust Series 2019-R3, Class A

2.63% (1),(4)	06/25/58	10,069,644	8,836,649

CIM Trust Series 2020-R1, Class A1

2.85% (1),(4)	10/27/59	18,785,022	15,280,882

CIM Trust Series 2020-R3, Class A1A

4.00% (1),(4)	01/26/60	13,039,758	11,917,175

CIM Trust Series 2020-R6, Class A1A

2.25% (1),(4)	12/25/60	11,011,872	9,229,809

CIM Trust Series 2020-R7, Class A1A

2.25% (1),(4)	12/27/61	17,368,882	14,578,868

CIM Trust Series 2021-NR2, Class A1

2.57% (1)	07/25/59	11,970,531	11,563,314

CIM Trust Series 2021-NR3, Class A1

2.57% (1)	06/25/57	5,990,458	5,685,314

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

CIM Trust Series 2021-R3, Class A1A

1.95% (1),(4)	06/25/57	$18,670,884	$15,952,385

CIM Trust Series 2023-NR1, Class A1

6.00% (1)	06/25/62	13,585,766	13,031,208

CIM Trust Series 2023-NR2, Class A1

6.00% (1),(4)	06/25/62	8,553,685	8,057,442

CIM Trust Series 2023-R1, Class A1A

5.40% (1),(4)	04/25/62	13,237,784	12,241,734

CIM Trust Series 2023-R1, Class A1B

5.40% (1),(4)	04/25/62	13,400,000	10,261,191

Citigroup Mortgage Loan Trust, Inc. Series 2006-AR5, Class 1A1A

4.69% (4),(9)	07/25/36	1,571,028	1,145,455

Citigroup Mortgage Loan Trust, Inc. Series 2007-12, Class 2A1

6.50% (1),(4),(9)	10/25/36	2,195,653	1,130,923

CitiMortgage Alternative Loan Trust Series 2007-A5, Class 1A6

6.00% (9)	05/25/37	7,776,639	6,541,925

Conseco Finance Corp. Series 1999-2, Class A7

6.44%	12/01/30	854,057	852,039

Conseco Finance Securitizations Corp. Series 2000-4, Class A5

7.97%	05/01/32	45,277,023	8,246,693

Countrywide Alternative Loan Trust Series 2005-84, Class 1A1

4.09% (4),(9)	02/25/36	85,011	74,586

Countrywide Alternative Loan Trust Series 2005-J1, Class 2A1

5.50%	02/25/25	2,079	2,067

Countrywide Alternative Loan Trust Series 2007-19, Class 1A34

6.00%	08/25/37	11,263,005	5,463,571

Credit Suisse First Boston Mortgage Securities Corp. Series 2005-11, Class 1A1

6.50% (9)	12/25/35	1,456,554	720,438

Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1

6.50%	01/25/36	6,002,942	1,381,452

CSMC Mortgage-Backed Trust Series 2006-8, Class 3A1

6.00%	10/25/21	756,435	301,236

CSMC Mortgage-Backed Trust Series 2006-9, Class 5A1

5.50% (9)	11/25/36	64,860	1

CSMC Trust Series 2021-RP11, Class PT

3.77% (1),(4),(9)	10/25/61	13,020,565	9,208,394

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

CSMC Trust Series 2022-RPL1, Class PT

4.59% (1),(4),(9)	04/25/61	$12,649,016	$9,789,259

CSMCM Trust Series 2021-RP11, Class CERT

3.78% (1)	10/27/61	551,000	393,263

CSMCM Trust Series 2022-RPL1, Class CERT

4.23% (1)	04/25/61	534,223	408,128

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 1A3

5.94% (1 mo. USD Term SOFR + 0.614%) (2)	02/25/35	3,129,322	2,972,107

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR6, Class A6

5.82% (1 mo. USD Term SOFR + 0.494%) (2)	02/25/37	154,631	128,882

DSLA Mortgage Loan Trust Series 2005-AR6, Class 2A1A

6.03% (1 mo. USD Term SOFR + 0.694%) (2)	10/19/45	1,638,100	1,385,430

DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A

5.65% (1 mo. USD Term SOFR + 0.314%) (2)	10/19/36	18,848,034	12,520,926

DSLA Mortgage Loan Trust Series 2007-AR1, Class 2A1A

5.59% (1 mo. USD Term SOFR + 0.254%) (2)	03/19/37	4,005,358	3,239,655

Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA7, Class B1

8.97% (30 day USD SOFR Average + 3.650%) (1),(2)	11/25/41	14,650,000	14,802,707

Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-DNA1, Class M2

7.82% (30 day USD SOFR Average + 2.500%) (1),(2)	01/25/42	13,850,000	13,611,244

Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R01, Class 2B1

9.79% (30 day USD SOFR Average + 4.464%) (1),(2)	07/25/31	4,000,000	4,263,262

Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R02, Class 1B1

9.59% (30 day USD SOFR Average + 4.264%) (1),(2)	08/25/31	1,919,016	2,015,997

Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R06, Class 2B1

9.19% (30 day USD SOFR Average + 3.864%) (1),(2)	09/25/39	8,466,969	8,627,439

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R03, Class 1M2

6.97% (30 day USD SOFR Average + 1.650%) (1),(2)	12/25/41	$14,450,000	$14,227,678

Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R01, Class 1B1

8.47% (30 day USD SOFR Average + 3.150%) (1),(2)	12/25/41	4,305,000	4,307,866

Fieldstone Mortgage Investment Trust Series 2007-1, Class 2A2

5.97% (1 mo. USD Term SOFR + 0.384%) (2)	04/25/47	2,481,345	1,728,499

First Franklin Mortgage Loan Trust Series 2006-FF12, Class A1

5.54% (1 mo. USD Term SOFR + 0.219%) (2)	09/25/36	4,914,582	4,623,739

First Franklin Mortgage Loan Trust Series 2006-FF18, Class A2C

5.76% (1 mo. USD Term SOFR + 0.434%) (2)	12/25/37	9,287,978	7,852,417

First Franklin Mortgage Loan Trust Series 2006-FF9, Class 2A4

5.94% (1 mo. USD Term SOFR + 0.614%) (2)	06/25/36	9,068,000	7,640,170

First Franklin Mortgage Loan Trust Series 2007-FF1, Class A2C

5.72% (1 mo. USD Term SOFR + 0.394%) (2)	01/25/38	3,139,554	1,582,370

First Franklin Mortgage Loan Trust Series 2007-FF1, Class A2D

5.88% (1 mo. USD Term SOFR + 0.554%) (2)	01/25/38	15,366,846	7,745,058

First Franklin Mortgage Loan Trust Series 2007-FF2, Class A1

5.72% (1 mo. USD Term SOFR + 0.394%) (2)	03/25/37	32,277,769	16,250,790

First Franklin Mortgage Loan Trust Series 2007-FF2, Class A2C

5.74% (1 mo. USD Term SOFR + 0.414%) (2)	03/25/37	34,969,541	16,851,164

First Horizon Alternative Mortgage Securities Trust Series 2005-AA7, Class 1A1

4.71% (4),(9)	09/25/35	1,335,670	1,177,492

First Horizon Alternative Mortgage Securities Trust Series 2005-AA7, Class 2A1

6.04% (4),(9)	09/25/35	731,648	624,197

First Horizon Alternative Mortgage Securities Trust Series 2006-AA7, Class A1

5.17% (4),(9)	01/25/37	4,081,484	2,991,277

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

GS Mortgage-Backed Securities Trust Series 2022-PJ6, Class A3

2.50% (1),(4)	01/25/53	$5,660,109	$4,134,533

GSAA Trust Series 2005-7, Class AF5

5.11%	05/25/35	51,266	48,307

GSR Mortgage Loan Trust Series 2004-9, Class 3A1

4.94% (4)	08/25/34	1,095,387	994,112

GSR Mortgage Loan Trust Series 2006-OA1, Class 2A2

5.96% (1 mo. USD Term SOFR + 0.634%) (2)	08/25/46	42,649,434	10,691,066

GSR Mortgage Loan Trust Series 2007-3F, Class 3A7

6.00% (9)	05/25/37	4,336,148	3,028,685

GSR Mortgage Loan Trust Series 2007-AR2, Class 2A1

4.31% (4),(9)	05/25/37	1,479,618	854,741

HarborView Mortgage Loan Trust Series 2006-1, Class 1A1A

5.97% (1 mo. USD Term SOFR + 0.634%) (2)	03/19/36	21,457,777	12,954,015

HarborView Mortgage Loan Trust Series 2007-3, Class 1A1A

5.85% (1 mo. USD Term SOFR + 0.514%) (2)	05/19/47	8,995,205	7,423,757

HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12

6.00%	09/25/37	534,423	396,945

HSI Asset Securitization Corp. Trust Series 2006-HE2, Class 1A

5.70% (1 mo. USD Term SOFR + 0.374%) (2)	12/25/36	34,726,039	13,846,310

HSI Asset Securitization Corp. Trust Series 2006-WMC1, Class A3

5.74% (1 mo. USD Term SOFR + 0.414%)	07/25/36	23,560,645	9,780,792

Impac CMB Trust Series 2005-1, Class 1A1

5.96% (1 mo. USD Term SOFR + 0.634%) (2)	04/25/35	352,475	325,074

Impac CMB Trust Series 2005-5, Class A2

5.88% (1 mo. USD Term SOFR + 0.334%) (2)	08/25/35	1,945,889	1,745,190

Impac Secured Assets Trust Series 2006-3, Class A1

5.78% (1 mo. USD Term SOFR + 0.454%) (2),(9)	11/25/36	3,300,024	2,919,170

IndyMac INDA Mortgage Loan Trust Series 2007-AR7, Class 1A1

3.43% (4)	11/25/37	1,526,701	1,234,808

IndyMac INDX Mortgage Loan Trust Series 2004-AR4, Class 2A

4.82% (4),(9)	08/25/34	2,230,255	2,056,381

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

IndyMac INDX Mortgage Loan Trust Series 2004-AR9, Class 4A

5.07% (4)	11/25/34	$151,785	$134,229

IndyMac INDX Mortgage Loan Trust Series 2005-AR23, Class 2A1

4.34% (4)	11/25/35	1,533,500	1,211,500

IndyMac INDX Mortgage Loan Trust Series 2005-AR23, Class 6A1

3.81% (4)	11/25/35	2,204,491	1,840,570

IndyMac INDX Mortgage Loan Trust Series 2005-AR25, Class 2A1

3.56% (4)	12/25/35	1,193,201	1,029,034

IndyMac INDX Mortgage Loan Trust Series 2005-AR7, Class 2A1

3.10% (4)	06/25/35	761,012	606,591

IndyMac INDX Mortgage Loan Trust Series 2006-AR39, Class A1

5.80% (1 mo. USD Term SOFR + 0.474%)(2)	02/25/37	4,171,913	3,399,633

IndyMac INDX Mortgage Loan Trust Series 2006-AR6, Class 2A1A

5.84% (1 mo. USD Term SOFR + 0.514%) (2),(9)	06/25/46	6,607,422	5,786,230

IndyMac INDX Mortgage Loan Trust Series 2007-AR11, Class 1A1

3.11% (4)	06/25/37	11,337	10,073

IndyMac INDX Mortgage Loan Trust Series 2007-AR5, Class 2A1

3.34% (4)	05/25/37	8,263,177	6,300,581

JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1

4.04% (4),(9)	05/25/36	3,008,496	1,701,165

JPMorgan Alternative Loan Trust Series 2006-A4, Class A8

4.04% (4),(9)	09/25/36	207,596	224,671

JPMorgan Mortgage Acquisition Trust Series 2006-CH2, Class AF4

5.76%	10/25/36	3,648,391	2,171,511

JPMorgan Mortgage Acquisition Trust Series 2006-WMC4, Class A3

5.56% (1 mo. USD Term SOFR + 0.234%) (2)	12/25/36	24,974,462	12,323,716

JPMorgan Mortgage Trust Series 2005-A6, Class 7A1

5.05% (4)	08/25/35	96,121	79,050

JPMorgan Mortgage Trust Series 2006-A2, Class 5A3

5.74% (4)	11/25/33	370,293	360,690

JPMorgan Mortgage Trust Series 2006-A4, Class 1A4

4.50% (4),(9)	06/25/36	185,295	133,182

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

JPMorgan Mortgage Trust Series 2006-A7, Class 2A4R

3.98% (4),(9)	01/25/37	$7,258	$5,764

JPMorgan Mortgage Trust Series 2006-S2, Class 2A2

5.88% (5)	06/25/21	26,633	—

Lehman Mortgage Trust Series 2006-4, Class 4A1

6.00%	08/25/21	518,879	343,107

Lehman XS Trust Series 2006-10N, Class 1A3A

5.86% (1 mo. USD Term SOFR + 0.534%) (2)	07/25/46	6,074,089	5,397,706

Lehman XS Trust Series 2006-12N, Class A31A

5.84% (1 mo. USD Term SOFR + 0.514%) (2)	08/25/46	1,843,758	1,778,203

Lehman XS Trust Series 2006-9, Class A1B

5.76% (1 mo. USD Term SOFR + 0.434%) (2),(5)	05/25/46	806	—

Lehman XS Trust Series 2006-GP1, Class A2A

5.78% (1 mo. USD Term SOFR + 0.454%) (2),(5)	05/25/46	1,531	—

Lehman XS Trust Series 2006-GP4, Class 3A5

5.89% (1 mo. USD Term SOFR + 0.564%) (2)	08/25/46	6,869,418	6,349,735

Lehman XS Trust Series 2007-4N, Class 1A1

5.70% (1 mo. USD Term SOFR + 0.374%) (2),(5)	03/25/47	316	—

LHOME Mortgage Trust Series 2021-RTL3, Class A1

2.36% (1)	09/25/26	21,225,000	20,903,942

MASTR Alternative Loan Trust Series 2005-4, Class 1A1

6.50%	05/25/35	4,075,232	3,244,326

MASTR Alternative Loan Trust Series 2006-2, Class 2A1

5.84% (1 mo. USD Term SOFR + 0.514%) (2),(5),(9)	03/25/36	65,446	7,135

MASTR Asset Securitization Trust Series 2006-3, Class 2A1

5.89% (1 mo. USD Term SOFR + 0.564%) (2)	10/25/36	28,197	5,423

MASTR Asset-Backed Securities Trust Series 2006-AB1, Class A4

6.22%	02/25/36	189,673	146,161

MASTR Asset-Backed Securities Trust Series 2006-HE5, Class A3

5.76% (1 mo. USD Term SOFR + 0.434%) (2)	11/25/36	13,936,567	7,833,163

MASTR Seasoned Securitization Trust Series 2004-1, Class 4A1

6.22% (4)	10/25/32	3,232	3,080

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Merrill Lynch Alternative Note Asset Trust Series 2007-A1, Class A2C

5.90% (1 mo. USD Term SOFR + 0.574%) (2)	01/25/37	$1,484,930	$429,148

Merrill Lynch Alternative Note Asset Trust Series 2007-A1, Class A3

5.76% (1 mo. USD Term SOFR + 0.434%) (2)	01/25/37	763,848	233,595

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2B

5.78% (1 mo. USD Term SOFR + 0.454%) (2)	04/25/37	33,609,800	12,954,044

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2C

5.94% (1 mo. USD Term SOFR + 0.614%) (2)	04/25/37	18,755,871	7,247,677

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2D

6.12% (1 mo. USD Term SOFR + 0.794%) (2)	04/25/37	4,788,817	1,853,017

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-2, Class A2C

5.92% (1 mo. USD Term SOFR + 0.594%) (2)	05/25/37	4,218,448	3,248,705

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B

5.70% (1 mo. USD Term SOFR + 0.374%) (2)	06/25/37	1,748,796	1,612,585

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-4, Class 2A3

5.76% (1 mo. USD Term SOFR + 0.434%) (2)	07/25/37	23,694,757	19,355,595

Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1

7.86% (1 yr. CMT + 2.400%) (2),(9)	08/25/36	481,527	411,925

Mid-State Capital Corp. Trust Series 2005-1, Class A

5.75%	01/15/40	974,541	952,881

Morgan Stanley ABS Capital I, Inc. Trust Series 2004-NC8, Class M2

6.40% (1 mo. USD Term SOFR + 1.074%) (2)	09/25/34	378,226	372,503

Morgan Stanley Home Equity Loan Trust Series 2006-2, Class A4

6.00% (1 mo. USD Term SOFR + 0.674%) (2)	02/25/36	390,728	381,677

Morgan Stanley Mortgage Loan Trust Series 2007-3XS, Class 2A6

6.26%	01/25/47	2,081,703	632,775

Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 2A1

5.68% (1 mo. USD Term SOFR + 0.354%) (2)	04/25/37	2,640,949	710,640

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

MortgageIT Trust Series 2005-4, Class A1

6.00% (1 mo. USD Term SOFR + 0.674%) (2)	10/25/35	$499,450	$491,382

New Century Home Equity Loan Trust Series 2006-1, Class A2B

5.80% (1 mo. USD Term SOFR + 0.474%) (2)	05/25/36	9,639,993	9,375,887

Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1

7.61% (4)	03/15/30	5,326,945	3,039,637

Ownit Mortgage Loan Trust Series 2006-6, Class A2C

5.76% (1 mo. USD Term SOFR + 0.434%) (2)	09/25/37	14,564,453	6,143,152

Preston Ridge Partners Mortgage LLC Series 2021-10, Class A1

2.49% (1)	10/25/26	12,907,406	12,084,510

Preston Ridge Partners Mortgage LLC Series 2021-9, Class A1

2.36% (1)	10/25/26	6,970,826	6,506,270

Preston Ridge Partners Mortgage LLC Series 2022-1, Class A1

3.72% (1)	02/25/27	12,267,482	11,706,292

Preston Ridge Partners Mortgage LLC Series 2022-2, Class A1

5.00% (1)	03/25/27	11,792,559	11,442,840

PRET LLC Series 2022-RN1, Class A1

3.72% (1)	07/25/51	16,020,104	15,533,380

Pretium Mortgage Credit Partners LLC Series 2022-RN3, Class A2

6.50% (1),(4)	08/25/52	17,115,000	15,997,635

PRPM LLC Series 2022-3, Class A1

5.56% (1)	06/25/27	15,329,047	14,920,352

RAAC Trust Series 2005-SP1, Class 4A1

7.00%	09/25/34	754,377	575,535

Residential Accredit Loans, Inc. Trust Series 2005-QA13, Class 2A1

4.99% (4),(9)	12/25/35	363,829	305,945

Residential Accredit Loans, Inc. Trust Series 2005-QA7, Class A21

4.95% (4),(9)	07/25/35	919,150	844,063

Residential Accredit Loans, Inc. Trust Series 2005-QA8, Class CB21

4.94% (4),(9)	07/25/35	2,575,904	1,428,554

Residential Accredit Loans, Inc. Trust Series 2006-QA1, Class A21

5.05% (4),(9)	01/25/36	9,154	6,482

Residential Accredit Loans, Inc. Trust Series 2006-QA10, Class A2

5.80% (1 mo. USD Term SOFR + 0.474%) (2)	12/25/36	6,980,266	5,892,076

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Residential Accredit Loans, Inc. Trust Series 2006-QA2, Class 1A1

5.69% (1 mo. USD Term SOFR + 0.364%) (2),(9)	02/25/36	$10,780	$7,219

Residential Accredit Loans, Inc. Trust Series 2006-QS10, Class AV (I/O)

0.56% (4),(5)	08/25/36	17,813,253	306,791

Residential Accredit Loans, Inc. Trust Series 2006-QS5, Class A5

6.00% (9)	05/25/36	2,063,904	1,601,412

Residential Accredit Loans, Inc. Trust Series 2006-QS6, Class 1AV (I/O)

0.77% (4),(5)	06/25/36	23,888,398	496,867

Residential Accredit Loans, Inc. Trust Series 2006-QS7, Class AV (I/O)

0.71% (4),(5)	06/25/36	4,796,819	76,936

Residential Accredit Loans, Inc. Trust Series 2007-QS1, Class 2AV (I/O)

0.17% (4),(5)	01/25/37	1,253,893	6,192

Residential Accredit Loans, Inc. Trust Series 2007-QS2, Class AV (I/O)

0.58% (4),(5)	01/25/37	8,682,191	84,727

Residential Accredit Loans, Inc. Trust Series 2007-QS3, Class AV (I/O)

0.36% (4),(5)	02/25/37	39,277,914	475,408

Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 3AV (I/O)

0.36% (4),(5)	03/25/37	4,726,640	51,396

Residential Accredit Loans, Inc. Trust Series 2007-QS5, Class AV (I/O)

0.10% (4),(5)	03/25/37	5,902,278	70,845

Residential Accredit Loans, Inc. Trust Series 2007-QS6, Class A45

5.75% (9)	04/25/37	1,317,355	1,006,786

Residential Accredit Loans, Inc. Trust Series 2007-QS8, Class AV (I/O)

0.41% (4),(5)	06/25/37	9,673,261	141,231

Residential Asset Securitization Trust Series 2007-A3, Class 1A4

5.75%	04/25/37	2,280,760	1,099,443

RFMSI Trust Series 2005-SA5, Class 2A

4.81% (4),(9)	11/25/35	7,288	5,987

RFMSI Trust Series 2006-S9, Class A3 (PAC)

5.75% (9)	09/25/36	294,019	210,035

RFMSI Trust Series 2007-S2, Class A9

6.00% (9)	02/25/37	2,938,704	2,062,371

RFMSI Trust Series 2007-SA2, Class 2A2

4.57% (4),(9)	04/25/37	8,535	6,566

Roc Mortgage Trust Series 2021-RTL1, Class A1

2.49% (1),(4)	08/25/26	15,460,326	15,285,230

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Saxon Asset Securities Trust Series 2006-3, Class A3

5.78% (1 mo. USD Term SOFR + 0.454%) (2)	10/25/46	$2,631,854	$2,537,425

Saxon Asset Securities Trust Series 2007-2, Class A2C

5.68% (1 mo. USD Term SOFR + 0.354%) (2)	05/25/47	10,190,797	6,758,672

Saxon Asset Securities Trust Series 2007-2, Class A2D

5.74% (1 mo. USD Term SOFR + 0.414%) (2)	05/25/47	11,854,358	7,865,380

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2

2.85%	01/25/36	2,709,613	2,123,536

Securitized Asset-Backed Receivables LLC Trust Series 2006-WM4, Class A1

5.82% (1 mo. USD Term SOFR + 0.494%) (1),(2)	11/25/36	26,347,641	11,764,940

Securitized Asset-Backed Receivables LLC Trust Series 2007-BR1, Class A2C

6.12% (1 mo. USD Term SOFR + 0.794%) (2)	02/25/37	7,471,223	3,044,168

Securitized Asset-Backed Receivables LLC Trust Series 2007-BR2, Class A1

5.80% (1 mo. USD Term SOFR + 0.474%) (1),(2)	02/25/37	19,344,748	15,549,732

Securitized Asset-Backed Receivables LLC Trust Series 2007-BR2, Class A2

5.90% (1 mo. USD Term SOFR + 0.574%) (2)	02/25/37	25,517,852	10,677,649

Securitized Asset-Backed Receivables LLC Trust Series 2007-NC2, Class A2B

5.72% (1 mo. USD Term SOFR + 0.394%) (2)	01/25/37	11,307,333	9,533,080

Sequoia Mortgage Trust Series 2003-8, Class A1

6.09% (1 mo. USD Term SOFR + 0.754%) (2)	01/20/34	266,036	252,228

SG Mortgage Securities Trust Series 2007-NC1, Class A2

5.68% (1 mo. USD Term SOFR + 0.354%) (1),(2)	12/25/36	15,012,409	8,711,483

Soundview Home Loan Trust Series 2007-OPT3, Class 2A4

5.69% (1 mo. USD Term SOFR + 0.364%) (2)	08/25/37	4,000,000	3,408,169

STARM Mortgage Loan Trust Series 2007-1, Class 1A1

4.69% (4)	02/25/37	1,336,110	626,709

STARM Mortgage Loan Trust Series 2007-2, Class 2A1

4.10% (4)	04/25/37	90,962	53,213

STARM Mortgage Loan Trust Series 2007-3, Class 1A1

5.03% (4)	06/25/37	2,298	1,454

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 2A

5.64% (4)	09/25/34	$393,511	$376,536

Structured Adjustable Rate Mortgage Loan Trust Series 2004-14, Class 2A

6.45% (4)	10/25/34	828,786	801,392

Structured Adjustable Rate Mortgage Loan Trust Series 2006-2, Class 3A1

5.39% (4),(9)	03/25/36	6,764,233	6,365,042

Structured Adjustable Rate Mortgage Loan Trust Series 2006-2, Class 5A1

4.52% (4),(9)	03/25/36	202,982	144,875

Structured Adjustable Rate Mortgage Loan Trust Series 2006-4, Class 5A1

4.76% (4),(9)	05/25/36	1,219,620	872,844

Structured Adjustable Rate Mortgage Loan Trust Series 2006-5, Class 1A1

4.53% (4),(9)	06/25/36	1,451,512	1,261,323

Structured Asset Mortgage Investments II Trust Series 2007-AR4, Class A5 5.

88% (1 mo. USD Term SOFR + 0.554%) (2)	09/25/47	12,169,156	10,124,537

Towd Point Mortgage Trust Series 2018-2, Class B1

3.63% (1),(4)	03/25/58	13,050,000	9,750,360

Wachovia Mortgage Loan Trust LLC Series 2006-AMN1, Class A3

1.78% (1 mo. USD Term SOFR + 0.594%) (2)	08/25/36	5,478,670	1,874,319

WaMu Mortgage Pass-Through Certificates Trust Series 2004-AR14, Class A1

4.19% (4)	01/25/35	2,174,220	1,940,281

WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR14, Class 2A1

3.98% (4)	12/25/35	446,468	380,658

WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR18, Class 1A1

4.06% (4)	01/25/36	790,342	691,061

WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR11, Class 1A

5.76% (1 yr. MTA + 0.960%) (2),(9)	09/25/46	1,925,013	1,481,101

WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR17, Class 1A1A

4.35% (1 yr. MTA + 0.810%) (2)	12/25/46	1,963,472	1,684,086

Washington Mutual Asset-Backed Certificates WMABS Trust Series 2006-HE1, Class 2A4

6.00% (1 mo. USD Term SOFR + 0.674%) (2)	04/25/36	463,727	461,111

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Washington Mutual Asset-Backed Certificates WMABS Trust Series 2007-HE2, Class 2A1

5.54% (1 mo. USD Term SOFR + 0.214%) (2)	02/25/37	$15,534,664	$4,531,831

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2006-1, Class 3A2

5.75% (9)	02/25/36	462,293	405,646

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2006-5, Class 1A1

6.00% (1 mo. USD Term SOFR + 0.714%) (2),(9)	07/25/36	1,074,780	710,058

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2006-AR10, Class A2A

5.78% (1 mo. USD Term SOFR + 0.454%) (2)	12/25/36	1,565,316	1,247,323

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2007-OC2, Class A3

6.06% (1 mo. USD Term SOFR + 0.734%) (2)	06/25/37	2,360,109	2,158,265

Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2002-AR1, Class 1A1

4.69% (4)	11/25/30	19,916	19,640

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2007-1, Class A3

6.08% (1 mo. USD Term SOFR + 0.754%)(2)	03/25/37	5,521,000	4,689,888

Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR11, Class A6

5.74% (4),(9)	08/25/36	877,627	790,537

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $1,001,960,506)			932,976,378

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.1%

(Cost: $31,736,191)

Federal National Mortgage Association 1.55%	08/24/35	43,500,000	28,255,782

U.S. TREASURY SECURITIES — 0.9%

U.S. Treasury Bonds

4.13%	08/15/53	2,765,000	2,366,081

U.S. Treasury Notes

3.88%	08/15/33	7,505,000	6,907,494

4.88%	10/31/28	13,600,000	13,671,754

Total U.S. Treasury Securities

(Cost: $22,963,003)			22,945,329

Total Fixed Income Securities

(Cost: $3,631,228,913)			3,222,362,186

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Shares	Value

MONEY MARKET INVESTMENTS — 1.8%

State Street Institutional U.S. Government Money Market Fund — Premier Class,

5.30% (10)		$46,385,509	$46,385,509

Total Money Market Investments

(Cost: $46,385,509)			46,385,509

Issues	Maturity Date	Principal Amount	Value

SHORT TERM INVESTMENTS — 1.6%

U.S. Treasury Securities — 1.6%

(Cost: $39,037,720)

U.S. Treasury Bills

5.52% (11)	04/11/24	$40,000,000	$39,045,280

Total Investments (130.2%)

(Cost: $3,716,652,142)			3,307,792,975

Liabilities In Excess Of Other Assets (-30.2%)			(766,383,299)

Net Assets (100.0%)			$2,541,409,676

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
118	10-Year U.S. Treasury Note Futures	12/19/23	$13,243,149	$12,841,719	$(401,430)
1,807	U.S. Ultra Long Bond Futures	12/19/23	226,161,826	203,400,438	(22,761,388)
2,134	2-Year U.S. Treasury Note Futures	12/29/23	434,012,797	431,968,283	(2,044,514)
2,536	5-Year U.S. Treasury Note Futures	12/29/23	268,323,517	264,952,564	(3,370,953)

			$941,741,289	$913,163,004	$(28,578,285)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (12)
Citibank N.A.	EUR	8,569,000	01/12/24	$9,064,031	$9,088,524	$(24,493)
Citibank N.A.	GBP	4,987,000	01/12/24	6,080,749	6,055,099	25,650

				$15,144,780	$15,143,623	$1,157

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2023

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
ARM	Adjustable Rate Mortgage.
CLO	Collateralized Loan Obligation.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
P/O	Principal Only Security.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
STRIPS	Separate Trading of Registered Interest and Principal Securities.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
GBP	British Pound Sterling.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $829,262,142 or 32.6% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2023.
(3)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.
(4)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(6)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2023, the value of these securities amounted to $6,089,383 or 0.2% of net assets.
(7)	Security is not accruing interest.
(8)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(9)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(10)	Rate disclosed is the 7-day net yield as of October 31, 2023.
(11)	Rate shown represents yield-to-maturity.
(12)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Agency	70.3%
Residential Mortgage-Backed Securities — Non-Agency	36.7
Asset-Backed Securities	10.5
Commercial Mortgage-Backed Securities — Non-Agency	7.0
U.S. Treasury Securities	2.5
Money Market Investments	1.8
U.S. Government Agency Obligations	1.1
Commercial Mortgage-Backed Securities — Agency	0.3
Other*	(30.2)

Total	100.0%

*	Includes futures, pending trades, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$266,908,231	$—	$266,908,231
Commercial Mortgage-Backed Securities — Agency	—	7,522,950	—	7,522,950
Commercial Mortgage-Backed Securities — Non-Agency	—	176,341,462	—	176,341,462
Residential Mortgage-Backed Securities — Agency	—	1,787,412,054	—	1,787,412,054
Residential Mortgage-Backed Securities — Non-Agency	—	931,258,850	1,717,528	932,976,378
U.S. Government Agency Obligations	—	28,255,782	—	28,255,782
U.S. Treasury Securities	22,945,329	—	—	22,945,329

Total Fixed Income Securities	22,945,329	3,197,699,329	1,717,528	3,222,362,186

Money Market Investments	46,385,509	—	—	46,385,509
Short-Term Investments	39,045,280	—	—	39,045,280

Total Investments	$108,376,118	$3,197,699,329	$1,717,528	$3,307,792,975

Asset Derivatives
Forward Currency Exchange Contracts
Foreign Currency Risk	—	25,650	—	25,650

Total Investments	$108,376,118	$3,197,724,979	$1,717,528	$3,307,818,625

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(28,578,285)	$—	$—	$(28,578,285)
Forward Currency Exchange Contracts
Foreign Currency Risk	—	(24,493)	—	(24,493)

Total	$(28,578,285)	$(24,493)	$—	$(28,602,778)

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2023

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)	TCW Global Bond Fund
ASSETS
Investments, at Value (2)	$1,290,147,752	$20,153,471	$20,123,439
Investment in Affiliated Issuers, at Value	—	—	564,812	(3)
Foreign Currency, at Value	16	—	1,661	(4)
Receivable for Securities Sold	5,332,026	109,385	1,952
Receivable for Sale of When-Issued Securities	16,681,665	—	47,283
Receivable for Fund Shares Sold	3,531,239	39,281	71
Interest and Dividends Receivable	5,845,375	111,515	171,736
Receivable from Investment Advisor	30,495	25,875	22,509
Unrealized Appreciation on Open Forward Currency Exchange Contracts	4,719	—	34,060
Receivable for Daily Variation Margin on Open Financial Futures Contracts	—	855	—
Cash Collateral Held for Brokers	6,034,415	—	101,776
Receivable for Daily Variation Margin on Open Centrally Cleared Swap Contracts	—	—	834
Cash Collateral on Deposit	—	2,146,000	—
Prepaid Expenses	28,168	13,604	3,738

Total Assets	1,327,635,870	22,599,986	21,073,871

LIABILITIES
Distributions Payable	3,408,883	—	57,459
Payable for Securities Purchased	13,590,812	—	2,002
Payable for Purchase of When-Issued Securities	271,728,958	—	3,039,489
Payable for Fund Shares Redeemed	2,885,868	13,477	—
Disbursements in Excess of Available Cash	—	—	135
Accrued Directors’ Fees and Expenses	10,854	10,955	10,957
Deferred Accrued Directors’ Fees and Expenses	1,310	1,310	1,310
Accrued Management Fees	360,666	9,556	7,632
Accrued Distribution Fees	33,789	1,278	1,715
Interest Payable on Swap Agreements	—	6,999	—
Payable for Daily Variation Margin on Open Financial Futures Contracts	268,792	—	3,782
Payable for Daily Variation Margin on Open Centrally Cleared Swap Contracts	17,892	—	—
Options Written, at Value	—	—	215	(5)
Open Swap Agreements, at Value	—	272,990	—
Unrealized Depreciation on Open Forward Currency Exchange Contracts	47,364	—	42,752
Transfer Agent Fees Payable	141,029	12,286	4,764
Administration Fee Payable	106,529	23,653	1,556
Audit Fees Payable	51,534	35,445	40,312
Accounting Fees Payable	117,541	39,873	1,797
Custodian Fees Payable	115,159	77,663	31,863
Legal Fees Payable	13,987	617	374
Other Accrued Expenses	44,357	28,008	24,147

Total Liabilities	292,945,324	534,110	3,272,261

NET ASSETS	$1,034,690,546	$22,065,876	$17,801,610

NET ASSETS CONSIST OF:
Paid-in Capital	$1,354,149,087	$27,482,240	$22,954,177
Accumulated Earnings (Loss)	(319,458,541)	(5,416,364)	(5,152,567)

NET ASSETS	$1,034,690,546	$22,065,876	$17,801,610

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$689,214,507	$16,039,598	$9,830,181

N Class Share	$152,264,202	$6,026,278	$7,971,429

Plan Class Share	$193,211,837	$—	$—

CAPITAL SHARES OUTSTANDING: (6)
I Class Share	75,943,281	2,704,811	1,285,206

N Class Share	16,819,536	1,016,291	1,042,359

Plan Class Share	21,173,558	—	—

NET ASSET VALUE PER SHARE: (7)
I Class Share	$9.08	$5.93	$7.65

N Class Share	$9.05	$5.93	$7.65

Plan Class Share	$9.13	$—	$—

(1)	Consolidated Statement of Assets and Liabilities (See Note 2).
(2)

The identified cost for the TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund at October 31, 2023 was $1,388,859,114, $20,846,248 and $22,766,937, respectively.

(3)	The identified cost for the TCW Global Bond Fund at October 31, 2023 was $736,208.
(4)	The identified cost for the TCW Core Fixed Income Fund and the TCW Global Bond Fund at October 31, 2023 was $16 and $1,683, respectively.
(5)	Premium received $1,163.
(6)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class, N Class and Plan Class shares.
(7)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2023

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
ASSETS
Investments, at Value (1)	$51,755,404	$11,939,143	$3,307,792,975
Cash	—	—	69,271
Receivable for Securities Sold	1,664,749	5,693	16,571,548
Receivable for Sale of When-Issued Securities	—	1,079,544	3,873,539
Receivable for Fund Shares Sold	57,831	73,137	8,405,844
Interest and Dividends Receivable	723,533	29,186	8,948,308
Receivable from Investment Advisor	10,143	11,038	—
Unrealized Appreciation on Open Forward Currency Exchange Contracts	96	—	25,650
Cash Collateral Held for Brokers	130,000	68,000	23,009,000
Prepaid Expenses	7,956	9,383	37,455

Total Assets	54,349,712	13,215,124	3,368,733,590

LIABILITIES
Distributions Payable	280,119	32,921	14,672,716
Payable for Securities Purchased	210,822	422,002	23,050,640
Payable for Purchase of When-Issued Securities	—	3,695,880	760,596,500
Payable for Fund Shares Redeemed	17,672	6	26,256,806
Accrued Directors’ Fees and Expenses	10,953	10,958	10,691
Deferred Accrued Directors’ Fees and Expenses	1,310	1,310	1,310
Accrued Management Fees	20,716	2,592	912,964
Accrued Distribution Fees	1,370	—	84,856
Payable for Daily Variation Margin on Open Financial Futures Contracts	8,364	38	85,626
Unrealized Depreciation on Open Forward Currency Exchange Contracts	1,206	—	24,493
Transfer Agent Fees Payable	10,731	3,467	280,788
Administration Fee Payable	5,432	1,128	278,215
Audit Fees Payable	62,360	60,515	142,079
Accounting Fees Payable	12,548	990	319,278
Custodian Fees Payable	23,314	12,306	251,976
Legal Fees Payable	869	269	35,463
Other Accrued Expenses	18,333	18,281	319,513

Total Liabilities	686,119	4,262,663	827,323,914

NET ASSETS	$53,663,593	$8,952,461	$2,541,409,676

NET ASSETS CONSIST OF:
Paid-in Capital	$65,275,378	$9,830,534	$3,554,874,403
Accumulated Earnings (Loss)	(11,611,785)	(878,073)	(1,013,464,727)

NET ASSETS	$53,663,593	$8,952,461	$2,541,409,676

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$47,270,319	$8,952,461	$2,149,490,459

N Class Share	$6,393,274	$—	$389,443,700

Plan Class Share	$—	$—	$2,475,517

CAPITAL SHARES OUTSTANDING: (2)
I Class Share	8,270,362	1,098,785	290,893,102

N Class Share	1,111,506	—	51,076,810

Plan Class Share	—	—	333,608

NET ASSET VALUE PER SHARE: (3)
I Class Share	$5.72	$8.15	$7.39

N Class Share	$5.75	$—	$7.62

Plan Class Share	$—	$—	$7.42

(1)	The identified cost for the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund at October 31, 2023 was $57,356,895, $12,191,521 and $3,716,652,142, respectively.
(2)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class, N Class and Plan Class shares.
(3)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2023

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)	TCW Global Bond Fund
INVESTMENT INCOME
Income:
Dividends	$2,155,941	$152,773	$24,047
Dividends from Investment in Affiliated Issuers	—	—	31,262
Interest	47,864,220	1,070,316	850,528	(2)

Total	50,020,161	1,223,089	905,837

Expenses:
Management Fees	4,771,416	178,103	87,803
Accounting Services Fees	108,544	36,764	1,613
Administration Fees	95,446	6,608	792
Transfer Agent Fees:
I Class	450,945	26,662	6,406
N Class	169,903	17,251	7,434
Plan Class	11,580	—	—
Custodian Fees	105,404	70,528	26,019
Professional Fees	127,135	51,890	65,365
Directors’ Fees and Expenses	45,953	45,902	45,901
Registration Fees:
I Class	38,365	16,885	16,409
N Class	18,684	18,495	16,401
Plan Class	16,259	—	—
Distribution Fees:
N Class	447,748	20,419	21,221
Compliance Expense	6,241	6,241	6,241
Shareholder Reporting Expense	7,902	4,145	2,750
Other	109,276	19,726	21,723

Total	6,530,801	519,619	326,078

Less Expenses Borne by Investment Advisor:
I Class	(129,517)	(195,342)	(102,387)
N Class	(301,974)	(109,635)	(106,360)
Plan Class	(54,687)	—	—

Net Expenses	6,044,623	214,642	117,331

Net Investment Income	43,975,538	1,008,447	788,506

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(68,872,588)	(401,870)	(631,556	) (3)
Investments in Affiliated Issuers	—	—	(16,515)
Foreign Currency	(26,295)	—	(3,416)
Forward Currency Exchange Contracts	(170,100)	—	(229,394)
Futures Contracts	(14,610,781)	(8,472)	15,962
Swap Agreements	(6,186,544)	(1,442,200)	(53,554)
Change in Unrealized Appreciation (Depreciation) on:
Investments	35,210,318	781,384	306,219
Foreign Currency	(11,117)	—	1,513
Forward Currency Exchange Contracts	5,479	—	66,906
Futures Contracts	(46,044)	(13,898)	(40,517)
Investments in Affiliated Issuers	—	—	34,536
Options Written	—	—	948
Swap Agreements	8,819,549	(1,011,468)	47,563

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(45,888,123)	(2,096,524)	(501,305)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,912,585)	$(1,088,077)	$287,201

(1)	Consolidated Statement of Operations (See Note 2).
(2)	Net of foreign taxes withheld of $1,213 for the TCW Global Bond Fund.
(3)	Net of capital gain withholding taxes of $105 for the TCW Global Bond Fund.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2023

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
INVESTMENT INCOME
Income:
Dividends	$83,352	$25,401	$1,497,009
Interest	3,713,825	250,257	164,917,362

Total	3,797,177	275,658	166,414,371

Expenses:
Management Fees	262,946	28,825	11,538,671
Accounting Services Fees	10,899	829	266,046
Administration Fees	3,830	277	176,500
Transfer Agent Fees:
I Class	42,999	11,905	1,317,278
N Class	11,316	—	285,340
Plan Class	—	—	6,378
Custodian Fees	13,144	9,800	231,789
Professional Fees	77,143	77,309	331,307
Directors’ Fees and Expenses	45,903	45,900	46,036
Registration Fees:
I Class	18,249	19,702	44,285
N Class	16,449	—	24,168
Plan Class	—	—	16,163
Distribution Fees:
N Class	19,091	—	1,163,119
Compliance Expense	6,241	6,241	6,241
Shareholder Reporting Expense	7,143	—	16,599
Other	18,056	15,760	291,733

Total	553,409	216,548	15,761,653

Less Expenses Borne by Investment Advisor:
I Class	(169,338)	(180,313)	(322,650)
N Class	(43,610)	—	(306,014)
Plan Class	—	—	(22,743)

Net Expenses	340,461	36,235	15,110,246

Net Investment Income	3,456,716	239,423	151,304,125

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(2,750,258)	(233,025)	(58,781,694)
Foreign Currency	881	—	(58,535)
Forward Currency Exchange Contracts	74	—	(74,959)
Futures Contracts	(166,700)	85,952	(92,263,861)
Change in Unrealized Appreciation (Depreciation) on:
Investments	2,379,992	274,899	(60,226,346)
Foreign Currency	(240)	—	(2,718)
Forward Currency Exchange Contracts	(270)	—	35,581
Futures Contracts	12,229	(51,539)	40,526,269

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(524,292)	76,287	(170,846,263)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,932,424	$315,710	$(19,542,138)

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Core Fixed Income Fund		TCW Enhanced Commodity Strategy Fund (1)
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
OPERATIONS
Net Investment Income	$43,975,538	$28,819,936	$1,008,447	$510,695
Net Realized Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(89,866,308)	(137,199,165)	(1,852,542)	(3,089,264)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Foreign Currency Transactions and Swap Contracts	43,978,185	(173,407,321)	(243,982)	(739,894)

Decrease in Net Assets Resulting from Operations	(1,912,585)	(281,786,550)	(1,088,077)	(3,318,463)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(37,334,973)	(23,342,013)	(881,140)	(1,055,936)
Return of Capital	—	(4,452,370)	—	—

Total Distributions to Shareholders	(37,334,973)	(27,794,383)	(881,140)	(1,055,936)

NET CAPITAL SHARE TRANSACTIONS
I Class	(199,744,870)	(301,442,390)	(12,030,846)	30,246,122
N Class	(12,226,897)	(12,158,536)	(4,625,785)	11,926,112
Plan Class	122,792,145	90,797,662	—	—

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(89,179,622)	(222,803,264)	(16,656,631)	42,172,234

Increase (Decrease) in Net Assets	(128,427,180)	(532,384,197)	(18,625,848)	37,797,835
NET ASSETS
Beginning of year	1,163,117,726	1,695,501,923	40,691,724	2,893,889

End of year	$1,034,690,546	$1,163,117,726	$22,065,876	$40,691,724

(1)	Consolidated Statement of Changes in Net Assets (See Note 2).

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Bond Fund		TCW High Yield Bond Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
OPERATIONS
Net Investment Income	$788,506	$618,614	$3,456,716	$3,656,278
Net Realized Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(918,473)	(2,973,985)	(2,916,003)	(2,858,840)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Options Written, Foreign Currency Transactions and Swap Contracts	417,168	(3,038,103)	2,391,711	(9,465,871)

Increase (Decrease) in Net Assets Resulting from Operations	287,201	(5,393,474)	2,932,424	(8,668,433)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(482,626)	(98,875)	(3,588,507)	(5,890,701)
Return of Capital	(143,424)	(298,881)	—	—

Total Distributions to Shareholders	(626,050)	(397,756)	(3,588,507)	(5,890,701)

NET CAPITAL SHARE TRANSACTIONS
I Class	1,381,823	(12,356,627)	(3,103,885)	(32,767,878)
N Class	378,629	(546,364)	(2,611,642)	(3,908,789)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	1,760,452	(12,902,991)	(5,715,527)	(36,676,667)

Increase (Decrease) in Net Assets	1,421,603	(18,694,221)	(6,371,610)	(51,235,801)
NET ASSETS
Beginning of year	16,380,007	35,074,228	60,035,203	111,271,004

End of year	$17,801,610	$16,380,007	$53,663,593	$60,035,203

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
OPERATIONS
Net Investment Income	$239,423	$153,950	$151,304,125	$146,557,170
Net Realized Loss on Investments, Futures Contracts and Foreign Currency Transactions	(147,073)	(362,997)	(151,179,049)	(428,291,873)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions	223,360	(201,283)	(19,667,214)	(571,666,479)

Increase (Decrease) in Net Assets Resulting from Operations	315,710	(410,330)	(19,542,138)	(853,401,182)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(255,948)	(252,893)	(162,939,921)	(98,490,713)
Return of Capital	—	(80,452)	—	—

Total Distributions to Shareholders	(255,948)	(333,345)	(162,939,921)	(98,490,713)

NET CAPITAL SHARE TRANSACTIONS
I Class	623,198	(9,048,272)	(291,133,572)	(873,138,545)
N Class	—	—	(90,384,369)	(155,694,602)
Plan Class	—	—	1,155,401	1,217,353

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	623,198	(9,048,272)	(380,362,540)	(1,027,615,794)

Increase (Decrease) in Net Assets	682,960	(9,791,947)	(562,844,599)	(1,979,507,689)
NET ASSETS
Beginning of year	8,269,501	18,061,448	3,104,254,275	5,083,761,964

End of year	$8,952,461	$8,269,501	$2,541,409,676	$3,104,254,275

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2023

Note 1 — Organization

TCW Funds, Inc. (the “Company”), a Maryland corporation, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 16 no-load mutual funds (each series a “Fund” and collectively the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has its own investment objective and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Diversified Fixed Income Funds

TCW Core Fixed Income Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities. The Fund may also invest up to 5% of its net assets in below investment grade bonds (commonly known as “junk bonds”).

TCW Enhanced Commodity Strategy Fund	Seeks total return which exceeds that of its commodity benchmark by investing primarily in commodity-linked derivative instruments backed by a portfolio of Fixed Income Instruments. The average duration of the Fixed Income Instruments held by the Fund is not expected to exceed 3 years, under normal market conditions. The Fund may invest up to 5% of its net assets in below investment grade bonds (commonly known as “junk bonds”). The Fund may invest up to 15% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 5% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 5% of its assets in emerging market securities.

TCW Global Bond Fund	Seeks total return by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities. Under normal market conditions, the Fund invests in securities of issuers located in at least three different countries (one of which may be the United States) and invests at least 30% of its net assets in securities of issuers located outside the United States. The Fund does not limit its investments to a particular credit or ratings category and may invest up to 35% of its net assets in below investment grade bonds (commonly known as “junk bonds”).

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objectives and Principal Investment Strategies
TCW High Yield Bond Fund	Seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield/below investment grade bonds (commonly known as “junk bonds”). The Fund may invest up to 20% of its net assets in equity securities (including common stock and convertible and non-convertible preferred stocks) and bank loans of companies in the high yield universe.

TCW Short Term Bond Fund	Seeks to maximize current income by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of debt securities of varying maturities, including bonds, notes and other similar fixed income instruments issued by governmental or private sector issuers. The Fund may invest up to 10% of its net assets in below investment grade bonds (commonly known as “junk bonds”). Under normal market conditions, the portfolio managers seek to construct an investment portfolio with a dollar-weighted average duration of no more than two years.

TCW Total Return Bond Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities. At least 50% of the Fund’s net assets will be invested in securitized obligations guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; privately issued mortgage-backed and asset-backed securities rated at time of investment Aa3 or higher by Moody’s Investors Service, Inc., AA- or higher by S&P Global Ratings or the equivalent by any other nationally recognized statistical organization; other obligations of the U.S. government or its agencies, instrumentalities or sponsored corporations; and money market instruments. Under normal market conditions, the portfolio managers seek to construct an investment portfolio with a weighted average duration of no more than eight years.

TCW Funds, Inc.

October 31, 2023

Note 1 — Organization (Continued)

All of the Funds currently offer two classes of shares: I Class and N Class, except for the TCW Short Term Bond Fund, which only offers I Class shares, and the TCW Core Fixed Income Fund and TCW Total Return Bond Fund, which also offer Plan Class shares. The three classes of a Fund are substantially the same except that the N Class shares are subject to a distribution fee (see Note 7).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Principles of Consolidation:    The TCW Cayman Enhanced Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the TCW Enhanced Commodity Strategy Fund (the “Parent”) in order to effect certain investments for the Parent consistent with the Parent’s investment objectives and policies as specified in its prospectus and statement of additional information. The accompanying financial statements are consolidated and include the accounts of the Subsidiary. The Parent’s investment in the Subsidiary will normally not exceed 25% of the value of the Parent’s total assets tested at the time of making an investment. The net assets of the Subsidiary at October 31, 2023 were $4,421,040 or 20.04% of the Parent’s consolidated net assets. Intercompany balances and transactions have been eliminated in consolidation.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. Investments in open-end mutual funds including money market funds were valued based on the NAV per share as reported by the investment companies. All other securities for which over-the-counter (“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Company’s Board of Directors (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the

TCW Funds, Inc.

October 31, 2023

Note 2 — Significant Accounting Policies (Continued)

issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized as Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Foreign currency contracts.    The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Options and Swaptions contracts.    Exchange-listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange-listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over-the-counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

Total return swaps.    Total return swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Warrants.    Warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy.

The summary of the inputs used as of October 31, 2023 in valuing the Funds’ investments is listed after the Schedule of Investments for each Fund.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

TCW Core Fixed Income Fund	Asset-Backed Securities	Corporate Bonds	Total
Balance as of October 31, 2022	$3,965,873	$1,160,224	$5,126,097
Accrued Discounts (Premiums)	—	—	—
Realized Gain (Loss)	—	(2,725)	(2,725)
Change in Unrealized Appreciation (Depreciation)*	26,885	339,435	366,320
Purchases	—	—	—
Sales	(290,057)	(1,496,934)	(1,786,991)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of October 31, 2023	$3,702,701	$—	$3,702,701

*

The change in unrealized appreciation (depreciation) on securities still held at October 31, 2023 was $26,885 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

TCW Global Bond Fund	Common Stock	Residential Mortgage- Backed Securities— Non-Agency	Total
Balance as of October 31, 2022	$9,150	$54,941	$64,091
Accrued Discounts (Premiums)	—	27,310	27,310
Realized Gain (Loss)	(31)	33	2
Change in Unrealized Appreciation (Depreciation)*	(657)	(29,218)	(29,875)
Purchases	—	176	176
Sales	—	(233)	(233)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of October 31, 2023	$8,462	$53,009	$61,471

*

The change in unrealized appreciation (depreciation) on securities still held at October 31, 2023 was $(29,875) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

TCW Funds, Inc.

October 31, 2023

Note 2 — Significant Accounting Policies (Continued)

TCW High Yield Bond Fund	Corporate Bonds	Warrants	Total
Balance as of October 31, 2022	$180,205	$—	$180,205
Accrued Discounts (Premiums)	—	—	—
Realized Gain (Loss)	38,731	—	38,731
Change in Unrealized Appreciation (Depreciation)*	13,566	(2,136)	11,430
Purchases	—	—	—
Sales	(232,502)	—	(232,502)
Transfers in to Level 3	—	2,136	2,136
Transfers out of Level 3	—	—	—

Balance as of October 31, 2023	$—	$—	$—

*

The change in unrealized appreciation (depreciation) on securities still held at October 31, 2023 was $(2,136) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

TCW Total Return Bond Fund	Mortgage- Backed Securities	Total
Balance as of October 31, 2022	$1,907,386	$1,907,386
Accrued Discounts (Premiums)	(191,147)	(191,147)
Realized Gain (Loss)	(55,040)	(55,040)
Change in Unrealized Appreciation (Depreciation)*	(30,356)	(30,356)
Purchases	146,287	146,287
Sales	(68,751)	(68,751)
Transfers in to Level 3	9,149	9,149
Transfers out of Level 3	—	—

Balance as of October 31, 2023	$1,717,528	$1,717,528

*

The change in unrealized appreciation (depreciation) on securities still held at October 31, 2023 was $(30,362) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

Significant unobservable valuation inputs for Level 3 investments as of October 31, 2023 are as follows:

Description	Fair Value at 10/31/2023	Valuation Techniques	Unobservable Input	Price or Price Range	Average Weighted Price	Input to Valuation If Input Increases
TCW Core Fixed Income Fund
Asset-backed Securities	$3,702,701	Broker Quote	Offered Quote	$ 87.188	$ 87.188	Increase

TCW Global Bond Fund
Common Stock	$8,462	Third-party Vendor	Vendor Prices	$ 24.600	$ 24.600	Increase
Corporate Bonds	$0	Broker Quote	Offered Quote	$ 0	$ 0	Increase
Residential Mortgage-Backed Securities — Non-Agency	$53,009	Third-party Vendor	Vendor Prices	$ 4.235	$ 4.235	Increase
Rights	$0	Broker Quote	Offered Quote	$ 0	$ 0	Increase

TCW High Yield Bond Fund
Common Stock	$0	Broker Quote	Offered Quote	$ 0	$ 0	Increase
Warrants	$0	Broker Quote	Offered Quote	$ 0	$ 0	Increase

TCW Total Return Bond Fund
Residential Mortgage-Backed Securities — Non-Agency	$1,717,528	Third-party Vendor	Offered Quote	$ 0.494–10.902	$ 1.479	Increase

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class-specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Enhanced Commodity Strategy Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Fixed Income Funds declare and pay, or reinvest, dividends from net investment income monthly. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, derivative transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

TCW Funds, Inc.

October 31, 2023

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2023, the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories:

TCW Core Fixed Income Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Swap Agreements (1)	$—	$—	$—	$1,108,608	$1,108,608
Futures Contracts (2)	—	—	—	955,375	955,375
Forward Currency Exchange Contracts	—	—	4,719	—	4,719

Total Value	$—	$—	$4,719	$2,063,983	$2,068,702

Liability Derivatives
Forward Currency Exchange Contracts	$—	$—	$(47,364)	$—	$(47,364)
Futures Contracts (2)	—	—	—	(2,472,978)	(2,472,978)

Total Value	$—	$—	$(47,364)	$(2,472,978)	$(2,520,342)

Statement of Operations:
Net Realized Gain (Loss)
Forward Currency Exchange Contracts	$—	$—	$(170,100)	$—	$(170,100)
Futures Contracts	—	—	—	(14,610,781)	(14,610,781)
Swap Agreements	—	—	—	(6,186,544)	(6,186,544)

Net Realized Gain (Loss)	$—	$—	$(170,100)	$(20,797,325)	$(20,967,425)

Net Change in Appreciation (Depreciation)
Forward Currency Exchange Contracts	$—	$—	$5,479	$—	$5,479
Futures Contracts	—	—	—	(46,044)	(46,044)
Swap Agreements	—	—	—	8,819,549	8,819,549

Net Change in Appreciation (Depreciation)	$—	$—	$5,479	$8,773,505	$8,778,984

Number of Contracts or Notional Amounts (5)
Forward Currency Exchange Contracts	$—	$—	$16,282,577	$—	$16,282,577
Futures Contracts	—	—	—	2,184	2,184
Swap Agreements	$—	$—	$—	$66,627,417	$66,627,417

TCW Enhanced Commodity Strategy Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Liability Derivatives
Swap Agreements	$—	$(272,990)	—	$—	$(272,990)
Futures Contracts (2)	—	(13,898)	—	—	(13,898)

Total Value	$—	$(286,888)	$—	$—	$(286,888)

Statement of Operations:
Net Realized Gain (Loss)
Futures Contracts	$—	$(8,472)	$—	$—	$(8,472)
Swap Agreements	—	(1,442,200)	—	—	(1,442,200)

Net Realized Gain (Loss)	$—	$(1,450,672)	$—	$—	$(1,450,672)

Net Change in Appreciation (Depreciation)
Futures Contracts	$—	$(13,898)	$—	$—	$(13,898)
Swap Agreements	—	(1,011,468)	—	—	(1,011,468)

Net Change in Appreciation (Depreciation)	$—	$(1,025,366)	$—	$—	$(1,025,366)

Number of Contracts or Notional Amount (5)
Futures Contracts	—	54	—	—	54
Swap Agreements	$—	$29,404,940	$—	$—	$29,404,940

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Global Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Investments (3)	—	—	714	—	714
Futures Contracts (2)	—	—	—	61,026	61,026
Forward Currency Exchange Contracts	—	—	34,060	—	34,060

Total Value	$—	$—	$34,774	$61,026	$95,800

Liability Derivatives
Forward Currency Exchange Contracts	—	—	(42,752)	—	(42,752)
Written Options	—	—	(215)	—	(215)
Swap Agreements (1)	—	—	—	(11,528)	(11,528)
Futures Contracts (2)	—	—	—	(30,768)	(30,768)

Total Value	$—	$—	$(42,967)	$(42,296)	$(85,263)

Statement of Operations:
Net Realized Gain (Loss)
Forward Currency Exchange Contracts	—	—	(229,394)	—	(229,394)
Futures Contracts	—	—	—	15,962	15,962
Swap Agreements	—	—	—	(53,554)	(53,554)

Net Realized Gain (Loss)	$—	$—	$(229,394)	$(37,592)	$(266,986)

Net Change in Appreciation (Depreciation)
Forward Currency Exchange Contracts	$—	$—	$66,906	$—	$66,906
Futures Contracts	—	—	—	(40,517)	(40,517)
Investments (4)	—	—	(2,348)	—	(2,348)
Options Written	—	—	948	—	948
Swap Agreements	—	—	—	47,563	47,563

Net Change in Appreciation (Depreciation)	$—	$—	$65,506	$7,046	$72,552

Number of Contracts or Notional Amounts (5)
Forward Currency Exchange Contracts	$—	$—	$7,434,079	$—	$7,434,079
Options Purchased	$—	$—	$190,000	$—	$190,000
Options Written	$—	$—	$190,000	$—	$190,000
Futures Contracts	—	—	—	50	50
Swap Agreements	$—	$—	$—	$1,339,278	$1,339,278

TCW Funds, Inc.

October 31, 2023

Note 2 — Significant Accounting Policies (Continued)

TCW High Yield Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Futures Contracts (2)	$—	$—	$—	$84,941	$84,941
Forward Currency Exchange Contracts	—	—	96	—	96

Total Value	$—	$—	$96	$84,941	$85,037

Liability Derivatives
Forward Currency Exchange Contracts	$—	$—	$(1,206)	$—	$(1,206)
Futures Contracts (2)	—	—	—	(82,635)	(82,635)

Total Value	$—	$—	$(1,206)	$(82,635)	$(83,841)

Statement of Operations:
Net Realized Gain (Loss)
Forward Currency Exchange Contracts	$—	$—	$74	$—	$74
Futures Contracts	—	—	—	(166,700)	(166,700)

Net Realized Gain (Loss)	$—	$—	$74	$(166,700)	$(166,626)

Net Change in Appreciation (Depreciation)
Forward Currency Exchange Contracts	$—	$—	$(270)	$—	$(270)
Futures Contracts	—	—	—	12,229	12,229

Net Change in Appreciation (Depreciation)	$—	$—	$(270)	$12,229	$11,959

Number of Contracts or Notional Amounts (5)
Forward Currency Exchange Contracts	$—	$—	$394,527	$—	$394,527
Futures Contracts	—	—	—	92	92

TCW Short Term Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Futures Contracts (2)	$—	$—	$—	$51,813	$51,813

Total Value	$—	$—	$—	$51,813	$51,813

Liability Derivatives
Futures Contracts (2)	$—	$—	$—	$(7,440)	$(7,440)

Total Value	$—	$—	$—	$(7,440)	$(7,440)

Statement of Operations:
Net Realized Gain (Loss)
Futures Contracts	$—	$—	$—	$85,952	$85,952

Net Realized Gain (Loss)	$—	$—	$—	$85,952	$85,952

Net Change in Appreciation (Depreciation)
Futures Contracts	$—	$—	$—	$(51,539)	$(51,539)

Net Change in Appreciation (Depreciation)	$—	$—	$—	$(51,539)	$(51,539)

Number of Contracts (5)
Futures Contracts	—	—	—	31	31

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Total Return Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Forward Currency Exchange Contracts	$—	$—	$25,650	$—	$25,650

Total Value	$—	$—	$25,650	$—	$25,650

Liability Derivatives
Forward Currency Exchange Contracts	$—	$—	$(24,493)	$—	$(24,493)
Futures Contracts (2)	—	—	—	(28,578,285)	(28,578,285)

Total Value	$—	$—	$(24,493)	$(28,578,285)	$(28,602,778)

Statement of Operations:
Net Realized Gain (Loss)
Forward Currency Exchange Contracts	$—	$—	$(74,959)	$—	$(74,959)
Futures Contracts	—	—	—	(92,263,861)	(92,263,861)

Net Realized Gain (Loss)	$—	$—	$(74,959)	$(92,263,861)	$(92,338,820)

Net Change in Appreciation (Depreciation)
Forward Currency Exchange Contracts	$—	$—	$35,581	$—	$35,581
Futures Contracts	—	—	—	40,526,269	40,526,269

Net Change in Appreciation (Depreciation)	$—	$—	$35,581	$40,526,269	$40,561,850

Number of Contracts or Notional Amounts (5)
Forward Currency Exchange Contracts	$—	$—	$11,271,292	$—	$11,271,292
Futures Contracts	—	—	—	6,802	6,802

(1)

Includes cumulative appreciation (depreciation) of swap agreements as reported in the Schedule of Investments. Only variation margin on October 31, 2023 is reported within the Statement of Assets and Liabilities.

(2)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on October 31, 2023 is reported within the Statement of Assets and Liabilities.

(3)	Represents purchased options, at value.
(4)	Represents change in unrealized appreciation (depreciation) for purchased options during the year.
(5)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2023.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing

TCW Funds, Inc.

October 31, 2023

Note 2 — Significant Accounting Policies (Continued)

broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

For OTC derivatives, the Funds mitigate their counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to- market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

Master Agreements and Netting Arrangements.    Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit-related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following table presents TCW Core Fixed Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of October 31, 2023:

Counterparty	Gross Derivative Assets in the Statetment of Assets and Liabilities	Collateral Received (1)	Derivative Assets (Liabilities) Available for Offset	Net Amount of Derivative Assets (2)
Citibank N.A. Foreign Currency Exchange Contracts	$4,002	$—	$(4,002)	$—
Goldman Sachs & Co. Foreign Currency Exchange Contracts	717	—	(717)	—

Total	$4,719	$—	$(4,719)	$—

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.

TCW Funds, Inc.

October 31, 2023

Note 2 — Significant Accounting Policies (Continued)

The following table presents TCW Core Fixed Income Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of October 31, 2023:

Counterparty	Gross Derivative Liabilities in the Statetment of Assets and Liabilities	Collateral Pledged (1)	Derivative (Assets) Liabilities Available for Offset	Net Amount of Derivative Liabilities (2)
Citibank N.A. Foreign Currency Exchange Contracts	$46,629	$(42,627)	$(4,002)	$—
Goldman Sachs & Co. Foreign Currency Exchange Contracts	735	—	(717)	18

Total	$47,364	$(42,627)	$(4,719)	$18

(1)	Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount payable to the counterparty in the event of default.

The following table presents TCW Enhanced Commodity Strategy Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of October 31, 2023:

Counterparty	Gross Derivative Liabilities in the Statetment of Assets and Liabilities	Collateral Pledged (1)	Derivative (Assets) Liabilities Available for Offset	Net Amount of Derivative Liabilities (2)
Citigroup Total Return Swaps	$272,990	$(272,990)	$—	$—

Total	$272,990	$(272,990)	$—	$—

(1)	Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount payable to the counterparty in the event of default.

The following table presents TCW Global Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of October 31, 2023:

Counterparty	Gross Derivative Assets in the Statetment of Assets and Liabilities	Collateral Received (1)	Derivative Assets (Liabilities) Available for Offset	Net Amount of Derivative Assets (2)
Citibank N.A. Foreign Currency Exchange Contracts	$10,095	$—	$(6,886)	$3,209
Goldman Sachs & Co. Foreign Currency Exchange Contracts	23,240	—	(2,538)	20,702
Goldman Sachs & Co. Purchased Options	714	—	—	714
State Street Bank & Trust Co. Foreign Currency Exchange Contracts	725	—	(725)	—

Total	$34,774	$—	$(10,149)	$24,625

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The following table presents TCW Global Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of October 31, 2023

Counterparty	Gross Derivative Liabilities in the Statetment of Assets and Liabilities	Collateral Received (1)	Derivative (Assets) Liabilities Available for Offset	Net Amount of Derivative Assets (2)
Citibank N.A. Foreign Currency Exchange Contracts	$6,886	$—	$(6,886)	$—
Goldman Sachs & Co. Foreign Currency Exchange Contracts	2,538	—	(2,538)	—
Goldman Sachs & Co. Written Options	215	—	—	215
State Street Bank & Trust Co. Foreign Currency Exchange Contracts	33,328	—	(725)	32,603

Total	$42,967	$—	$(10,149)	$32,818

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.

The following table presents TCW High Yield Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of October 31, 2023

Counterparty	Gross Derivative Assets in the Statetment of Assets and Liabilities	Collateral Received (1)	Derivative Assets (Liabilities) Available for Offset	Net Amount of Derivative Assets (2)
Citibank N.A.
Foreign Currency Exchange Contracts	$96	$—	$(96)	$—

Total	$96	$—	$(96)	$—

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.

The following table presents TCW High Yield Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of October 31, 2023

Counterparty	Gross Derivative Liabilities in the Statetment of Assets and Liabilities	Collateral Pledged (1)	Derivative (Assets) Liabilities Available for Offset	Net Amount of Derivative Liabilities (2)
Citibank N.A.
Foreign Currency Exchange Contracts	$1,206	$(1,110)	$(96)	$—

Total	$1,206	$(1,110)	$(96)	$—

(1)	Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount payable to the counterparty in the event of default.

TCW Funds, Inc.

October 31, 2023

Note 2 — Significant Accounting Policies (Continued)

The following table presents TCW Total Return Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of October 31, 2023

Counterparty	Gross Derivative Assets in the Statetment of Assets and Liabilities	Collateral Received (1)	Derivative Assets (Liabilities) Available for Offset	Net Amount of Derivative Assets (2)
Citibank N.A.
Foreign Currency Exchange Contracts	$25,650	$—	$(24,493)	$1,157

Total	$25,650	$—	$(24,493)	$1,157

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.

The following table presents TCW Total Return Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of October 31, 2023

Counterparty	Gross Derivative Liabilities in the Statetment of Assets and Liabilities	Collateral Pledged (1)	Derivative (Assets) Liabilities Available for Offset	Net Amount of Derivative Liabilities (2)
Citibank N.A.
Foreign Currency Exchange Contracts	$24,493	$—	$(24,493)	$—

Total	$24,493	$—	$(24,493)	$—

(1)	Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount payable to the counterparty in the event of default.

Note 3 — Portfolio Investments

Mortgage-Backed Securities:    The Funds may invest in MBS which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

The Funds may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

Inflation-Indexed Bonds:    The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation- related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in values. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions:     The Funds may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s

TCW Funds, Inc.

October 31, 2023

Note 3 — Portfolio Investments (Continued)

counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Dollar Roll Transactions:    The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the MBS market. A dollar roll transaction involves a simultaneous sale of securities by a Fund with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by a Fund may decline below the repurchase price of the security and the counterparties may potentially be unable to complete the transaction. There were no such transactions by the Funds for the year ended October 31, 2023.

Repurchase Agreements:    The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2023.

Reverse Repurchase Agreements:    The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. There were no reverse repurchase agreements outstanding during the year ended October 31, 2023.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

Securities Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2023.

Derivatives:

Forward Currency Exchange Contracts:    The Funds enter into forward currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Forward currency exchange contracts are marked-to-market daily and the change in market value is recorded by the Funds as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW Short Term Bond Fund, and the TCW Total Return Bond Fund entered into forward currency exchange contracts during the year ended October 31, 2023 to hedge against the foreign currency exposure within the Funds. Outstanding forward currency exchange contracts at October 31, 2023 are disclosed in the Schedule of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW High Yield Bond Fund, the TCW Short Term Bond Fund, and the TCW Total

TCW Funds, Inc.

October 31, 2023

Note 3 — Portfolio Investments (Continued)

Return Bond Fund utilized futures during the year ended October 31, 2023 to help manage interest rate duration of those Funds. Futures contracts outstanding at October 31, 2023 are listed on the Schedule of Investments.

Options:    The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

Swap Agreements: The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. See “Swap Agreements” below. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. During the year ended October 31, 2023, none of the Funds held written swaptions.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or

TCW Funds, Inc.

October 31, 2023

Note 3 — Portfolio Investments (Continued)

repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2023, the TCW Core Fixed Income Fund and the TCW Global Bond Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk); the TCW Enhanced Commodity Strategy Fund used total return swap agreements to gain exposure to the commodity market.

Note 4 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, and so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed Securities Risk:    Each Fund may invest in mortgage-backed securities. The values of some mortgage-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategies, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will achieve their objective through the use of the derivatives.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Certain Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest only, principal only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

TCW Funds, Inc.

October 31, 2023

Note 4 — Risk Considerations (Continued)

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Commodities Risk:    The TCW Enhanced Commodity Strategy Fund has exposure to commodity markets through its investments in total return swap agreements. Therefore, the price of its shares is affected by factors particular to the commodity markets and may decline and fluctuate more than the price of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currencies have declined in value relative to the U.S. dollar.

Foreign Investing Risk:    The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

LIBOR Risk:    The London Interbank Offered Rate (“LIBOR”) was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. In July 2017, the United Kingdom’s Financial Conduct Authority (FCA), which regulates LIBOR, announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financial Rate (SOFR) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by Treasury securities. There remains uncertainty surrounding the nature of any replacement rates. The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR, (ii) a reduction in the value of certain instruments or contracts held by a Fund, (iii) reduced effectiveness of related Fund transactions, such as hedging, (iv) additional tax, accounting and regulatory risks, or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

Bank Loan Risk:    There is a risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. A Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan, delayed settlement, and less protection for holders of bank loans as compared to holders of registered securities. Bank loans are not registered and otherwise may not be treated as securities under the federal securities laws, meaning investors in loans have less protection against improper practices than investors in securities that are registered under or are otherwise subject to the protections of the securities laws.

For more information on risks related to investing in the Funds, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 800-FUND-TCW (800-386-3829).

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$10,087,880	$—	$10,087,880
TCW Enhanced Commodity Strategy Fund	102,686	—	102,686
TCW Global Bond Fund	—	—	—
TCW High Yield Bond Fund	410,784	—	410,784
TCW Short Term Bond Fund	92,917	—	92,917
TCW Total Return Bond Fund	39,003,960	—	39,003,960

At the end of the previous fiscal year ended October 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Enhanced Commodity Strategy Fund	$30,589	$—	$30,589
TCW High Yield Bond Fund	537,060	—	537,060
TCW Short Term Bond Fund	26,232,316	—	26,232,316

TCW Funds, Inc.

October 31, 2023

Note 5 — Federal Income Taxes (Continued)

Permanent differences incurred during the year ended October 31, 2023, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
TCW Core Fixed Income Fund	$(6,879,951)	$6,797,539	$82,412
TCW Enhanced Commodity Strategy Fund	(1,268)	1,268	–
TCW Global Bond Fund	(264,767)	302,536	(37,769)
TCW High Yield Bond Fund	8,478	(8,478)	–
TCW Short Term Bond Fund	7,962	(8,962)	1,000
TCW Total Return Bond Fund	3,599,197	(3,599,197)	–

During the year ended October 31, 2023, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Core Fixed Income Fund	$37,334,974	$—	$—	$37,334,974
TCW Enhanced Commodity Strategy Fund	881,140	—	—	881,140
TCW Global Bond Fund	482,626	—	143,424	626,050
TCW High Yield Bond Fund	3,588,507	—	—	3,588,507
TCW Short Term Bond Fund	255,948	—	—	255,948
TCW Total Return Bond Fund	162,939,921	—	—	162,939,921

During the previous fiscal year ended October 31, 2022, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Core Fixed Income Fund	$23,342,013	$—	$4,452,370	$27,794,383
TCW Enhanced Commodity Strategy Fund	1,055,936	—	—	1,055,936
TCW Global Bond Fund	98,875	—	298,881	397,756
TCW High Yield Bond Fund	5,483,927	406,774	—	5,890,701
TCW Short Term Bond Fund	252,893	—	80,452	333,345
TCW Total Return Bond Fund	98,490,713	—	—	98,490,713

At October 31, 2023, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Core Fixed Income Fund	$3,914,001	$(111,098,126)	$(107,184,125)	$1,397,331,877
TCW Enhanced Commodity Strategy Fund	63,655	(758,463)	(694,808)	20,848,279
TCW Global Bond Fund	126,092	(2,961,798)	(2,835,706)	23,523,958
TCW High Yield Bond Fund	131,672	(5,638,039)	(5,506,367)	57,261,771
TCW Short Term Bond Fund	46,923	(201,111)	(154,188)	12,093,331
TCW Total Return Bond Fund	76,755,578	(427,944,027)	(351,188,449)	3,658,981,424

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

At October 31, 2023, the following Funds had net realized loss carryforwards for federal income tax purposes:

	No Expiration
	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Core Fixed Income Fund	$167,486,537	$51,454,479	$218,941,016
TCW Enhanced Commodity Strategy Fund	273,525	235,319	508,844
TCW Global Bond Fund	1,222,502	1,034,200	2,256,702
TCW High Yield Bond Fund	2,738,705	3,497,076	6,235,781
TCW Short Term Bond Fund	703,223	80,659	783,882
TCW Total Return Bond Fund	497,984,987	188,619,639	686,604,626

The Funds did not have any unrecognized tax benefits at October 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2023. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Core Fixed Income Fund	0.40%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.50%
TCW High Yield Bond Fund	0.45%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.40%

TCW Funds, Inc.

October 31, 2023

Note 6 — Fund Management Fees and Other Expenses (Continued)

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Core Fixed Income Fund
I Class	0.49	% (1)
N Class	0.70	% (1)
P Class	0.44	% (1)
TCW Enhanced Commodity Strategy Fund
I Class	0.70	% (1)
N Class	0.75	% (1)
TCW Global Bond Fund
I Class	0.60	% (1)
N Class	0.70	% (1)
TCW High Yield Bond Fund
I Class	0.55	% (1)
N Class	0.80	% (1)
TCW Short Term Bond Fund
I Class	0.44	% (1)
TCW Total Return Bond Fund
I Class	0.49	% (1)
N Class	0.70	% (1)
P Class	0.44	% (1)

(1)	These limitations are based on an agreement between the Advisor and Company.

Any advisory fee reduced or withheld, or expense reimbursement paid, pursuant to the expense limitation agreement will be reimbursed by the appropriate Fund to the Advisor in the first, second or third fiscal year after the fiscal year of the reduction or reimbursement. The Advisory may not receive reimbursement for previous reductions or reimbursements before payment of a Fund’s operating expenses for the current year, and cannot cause a Fund to exceed the expense limitation in effect for that Fund (i) at the time the fees and expenses would have been incurred or (ii) at the time the Advisor would recoup that reduction or reimbursement. In addition, any recoupment may not exceed any more restrictive limitation to which the Advisor has agreed.

At October 31, 2023, the balance of recoupable expenses with expiration dates for the Funds were as follows:

Fund	Expires 10/31/2026
TCW Core Fixed Income Fund	$366,979
TCW Enhanced Commodity Strategy Fund	95,294
TCW Global Bond Fund	61,859
TCW High Yield Bond Fund	97,660
TCW Total Return Bond Fund	491,126

Total	1,112,918

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statements of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2023 were as follows:

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Core Fixed Income Fund	$115,704,974	$234,975,708	$5,626,958,418	$5,690,320,001
TCW Enhanced Commodity Strategy Fund	2,587,322	16,886,494	380,978	1,109,869
TCW Global Bond Fund	8,815,342	8,216,722	37,228,875	35,996,292
TCW High Yield Bond Fund	31,118,817	37,370,223	1,663,615	1,247,756
TCW Short Term Bond Fund	1,975,709	2,240,761	51,497,413	51,512,167
TCW Total Return Bond Fund	99,105,820	522,735,598	10,733,408,721	10,914,261,421

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Core Fixed Income Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	28,990,684	$282,929,164	41,973,338	$439,381,120
Shares Issued upon Reinvestment of Dividends	2,768,894	26,888,376	2,085,134	22,123,909
Shares Redeemed	(52,807,381)	(509,562,410)	(74,327,281)	(762,947,419)

Net Decrease	(21,047,803)	$(199,744,870)	(30,268,809)	$(301,442,390)

N Class	Shares	Amount	Shares	Amount
Shares Sold	4,704,564	$46,067,032	4,859,021	$52,088,741
Shares Issued upon Reinvestment of Dividends	424,979	4,116,606	240,584	2,540,892
Shares Redeemed	(6,490,795)	(62,410,535)	(6,301,496)	(66,788,169)

Net Decrease	(1,361,252)	$(12,226,897)	(1,201,891)	$(12,158,536)

Plan Class	Shares	Amount	Shares	Amount
Shares Sold	13,818,064	$135,059,962	9,236,640	$97,872,378
Shares Issued upon Reinvestment of Dividends	399,058	3,876,958	85,060	872,216
Shares Redeemed	(1,666,445)	(16,144,775)	(773,500)	(7,946,932)

Net Increase	12,550,677	$122,792,145	8,548,200	$90,797,662

TCW Enhanced Commodity Strategy Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	1,049,472	$6,520,090	4,919,117	$34,467,759
Shares Issued upon Reinvestment of Dividends	104,547	632,883	141,890	865,371
Shares Redeemed	(3,101,352)	(19,183,819)	(722,809)	(5,087,008)

Net Increase (Decrease)	(1,947,333)	$(12,030,846)	4,338,198	$30,246,122

N Class	Shares	Amount	Shares	Amount
Shares Sold	327,975	$2,032,850	3,032,140	$21,739,302
Shares Issued upon Reinvestment of Dividends	39,750	240,597	30,109	189,179
Shares Redeemed	(1,114,734)	(6,899,232)	(1,443,330)	(10,002,369)

Net Increase (Decrease)	(747,009)	$(4,625,785)	1,618,919	$11,926,112

TCW Funds, Inc.

October 31, 2023

Note 9 — Capital Share Transactions (Continued)

TCW Global Bond Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	146,270	$1,191,951	137,846	$1,244,126
Shares Issued upon Reinvestment of Dividends	37,595	307,452	27,221	256,389
Shares Redeemed	(14,400)	(117,580)	(1,440,495)	(13,857,142)

Net Increase (Decrease)	169,465	$1,381,823	(1,275,428)	$(12,356,627)

N Class	Shares	Amount	Shares	Amount
Shares Sold	69,280	$569,669	52,009	$479,155
Shares Issued upon Reinvestment of Dividends	33,676	275,386	17,714	162,796
Shares Redeemed	(57,900)	(466,426)	(128,525)	(1,188,315)

Net Increase (Decrease)	45,056	$378,629	(58,802)	$(546,364)

TCW High Yield Bond Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	2,443,292	$14,436,986	4,268,413	$27,306,196
Shares Issued upon Reinvestment of Dividends	513,380	3,021,019	742,643	4,814,705
Shares Redeemed	(3,478,640)	(20,561,890)	(10,179,417)	(64,888,779)

Net Decrease	(521,968)	$(3,103,885)	(5,168,361)	$(32,767,878)

N Class	Shares	Amount	Shares	Amount
Shares Sold	297,220	$1,769,166	286,375	$1,838,132
Shares Issued upon Reinvestment of Dividends	74,380	440,416	116,794	759,914
Shares Redeemed	(809,680)	(4,821,224)	(1,023,537)	(6,506,835)

Net Decrease	(438,080)	$(2,611,642)	(620,368)	$(3,908,789)

TCW Short Term Bond Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	515,161	$4,241,328	508,442	$4,271,112
Shares Issued upon Reinvestment of Dividends	27,821	228,485	38,685	326,721
Shares Redeemed	(467,308)	(3,846,615)	(1,624,862)	(13,646,105)

Net Increase (Decrease)	75,674	$623,198	(1,077,735)	$(9,048,272)

TCW Total Return Bond Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	117,980,752	$957,348,605	113,029,676	$1,040,830,995
Shares Issued upon Reinvestment of Dividends	10,300,195	83,844,031	6,016,012	55,983,910
Shares Redeemed	(163,662,241)	(1,332,326,208)	(213,416,239)	(1,969,953,450)

Net Decrease	(35,381,294)	$(291,133,572)	(94,370,551)	$(873,138,545)

N Class	Shares	Amount	Shares	Amount
Shares Sold	9,841,693	$80,908,674	11,733,040	$110,570,624
Shares Issued upon Reinvestment of Dividends	2,719,199	22,844,296	1,442,633	13,819,002
Shares Redeemed	(23,227,636)	(194,137,339)	(29,721,329)	(280,084,228)

Net Decrease	(10,666,744)	$(90,384,369)	(16,545,656)	$(155,694,602)

Plan Class	Shares	Amount	Shares	Amount
Shares Sold	455,426	$3,710,979	177,262	$1,617,758
Shares Issued upon Reinvestment of Dividends	9,716	80,407	1,414	12,941
Shares Redeemed	(321,785)	(2,635,985)	(44,422)	(413,346)

Net Increase	143,357	$1,155,401	134,254	$1,217,353

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 10 — Affiliate Ownership

As of October 31, 2023, affiliates of the Funds and Advisor owned 25.09%, and 83.58% of the net assets of the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund, respectively.

Note 11 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at October 31, 2023 are listed below.

TCW Enhanced Commodity Strategy Fund
Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class XCL (I/O), 0.43%, due 09/15/39	7/15/16	$543	$1,182	0.01%

TCW Global Bond Fund
Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Intelsat Jackson Holdings S.A, 6.50%, due 03/15/30	1/27/22	$11,752	$10,573	0.06%

TCW High Yield Bond Fund
Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Intelsat Jackson Holdings S.A, 6.50%, due 03/15/30	1/27/22	$109,019	$105,733	0.20%

Note 12 — Committed Line Of Credit

The Funds have entered into a $100,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes, renewable annually. The interest rate on borrowing is the higher of the Federal Funds Effective Rate plus 0.10% plus 1.25% or the Overnight Bank Funding Rate plus 0.10% plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2023. The Funds pay the Bank a commitment fee equal to 0.25% per annum on any unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 13 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in

TCW Funds, Inc.

October 31, 2023

Note 13 — Indemnifications (Continued)

the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 14 — New Accounting Pronouncements

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848).” ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. We are currently evaluating the impact of the adoption of ASU 2022-03 on our consolidated financial statements.

TCW Core Fixed Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022		2021	2020	2019
Net Asset Value per Share, Beginning of year	$9.39	$11.56		$11.98	$11.41	$10.52

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.36	0.20		0.11	0.20	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.36)	(2.17)		(0.09)	0.61	0.89

Total from Investment Operations	—	(1.97)		0.02	0.81	1.19

Less Distributions:
Distributions from Net Investment Income	(0.31)	(0.17)		(0.14)	(0.24)	(0.30)
Distributions from Return of Capital	—	(0.03)		(0.04)	—	—
Distributions from Net Realized Gain	—	(0.00	) (2)	(0.26)	—	—

Total Distributions	(0.31)	(0.20)		(0.44)	(0.24)	(0.30)

Net Asset Value per Share, End of year	$9.08	$9.39		$11.56	$11.98	$11.41

Total Return	(0.29%)	(17.10%)		0.19%	7.14%	11.48%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$689,215	$911,213		$1,471,072	$1,344,787	$946,896

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.50%	0.53%		0.51%	0.51%	0.51%

After Expense Reimbursement	0.49%	0.49%		0.49%	0.49%	0.49%

Ratio of Net Investment Income to Average Net Assets	3.69%	1.90%		0.94%	1.66%	2.69%

Portfolio Turnover Rate	442.34%	473.72%		469.87%	371.22%	214.76%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023	2022		2021	2020	2019
Net Asset Value per Share, Beginning of year	$9.38	$11.53		$11.95	$11.38	$10.49

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.35	0.19		0.09	0.18	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.39)	(2.16)		(0.09)	0.60	0.90

Total from Investment Operations	(0.04)	(1.97)		0.00	0.78	1.17

Less Distributions:
Distributions from Net Investment Income	(0.29)	(0.15)		(0.12)	(0.21)	(0.28)
Distributions from Net Realized Gain	—	(0.00	) (2)	(0.26)	—	—
Distributions from Return of Capital	—	(0.03)		(0.04)	—	—

Total Distributions	(0.29)	(0.18)		(0.42)	(0.21)	(0.28)

Net Asset Value per Share, End of year	$9.05	$9.38		$11.53	$11.95	$11.38

Total Return	(0.56%)	(17.22%)		0.00%	6.92%	11.27%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$152,264	$170,497		$223,562	$241,938	$240,107

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.80%	0.82%		0.80%	0.80%	0.81%

After Expense Reimbursement	0.64%	0.64%		0.65%	0.67%	0.70%

Ratio of Net Investment Income to Average Net Assets	3.56%	1.77%		0.78%	1.53%	2.48%

Portfolio Turnover Rate	442.34%	473.72%		469.87%	371.22%	214.76%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Financial Highlights — Plan Class

	Year Ended October 31,					February 28, 2020 (Commencement of Operations) through October 31, 2020
	2023		2022		2021
Net Asset Value per Share, Beginning of year	$9.44		$11.61		$12.06	$11.72

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.37		0.25		0.11	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(0.37)		(2.21)		(0.11)	0.29

Total from Investment Operations	(0.00	) (2)	(1.96)		0.00	0.47

Less Distributions:
Distributions from Net Investment Income	(0.31)		(0.18)		(0.14)	(0.13)
Distributions from Net Realized Gain	—		(0.00	) (2)	(0.26)	N/A
Return of capital	—		(0.03)		(0.05)	N/A

Total distributions	(0.31)		(0.21)		(0.45)	(0.13)

Net Asset Value per Share, End of year	$9.13		$9.44		$11.61	$12.06

Total Return	(0.11%)		(17.07%)		(0.01%)	3.98	% (3)

Ratios/Supplemental Data:

Net assets, end of year (in thousands)	$193,212		$81,408		$867	$0.00	(4)

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.48%		0.51%		7.54%	14,703.31	% (5)

After Expense Reimbursement	0.44%		0.44%		0.44%	0.44	% (5)

Ratio of Net Investment Income to Average Net Assets	3.83%		2.46%		0.97%	2.20	% (5)

Portfolio Turnover Rate	442.34%		473.72%		469.87%	371.22	% (3)

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	For the period February 28, 2020 (Commencement of Operations) through October 31, 2020.
(4)	Amount Rounds to less than $1,000.
(5)	Annualized.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$6.34	$6.32	$4.36	$4.84	$5.01

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.21	0.12	0.05	0.10	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(0.42)	0.28	2.02	(0.41)	(0.20)

Total from Investment Operations	(0.21)	0.40	2.07	(0.31)	(0.03)

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.38)	(0.09)	(0.15)	(0.14)
Distributions from Net Realized Gain	—	—	(0.02)	(0.02)	—

Total Distributions	(0.20)	(0.38)	(0.11)	(0.17)	(0.14)

Net Asset Value per Share, End of year	$5.93	$6.34	$6.32	$4.36	$4.84

Total Return	(3.32%)	6.82%	48.18%	(5.82%)	(0.96%)

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$16,040	$29,511	$1,983	$693	$740

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.59%	1.73%	15.84%	16.92%	17.82%

After Expense Reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%

Ratio of Net Investment Income to Average Net Assets	3.37%	1.70%	0.84%	2.29%	3.45%

Portfolio Turnover Rate	13.65%	53.15%	32.09%	54.50%	122.23%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$6.34	$6.31	$4.35	$4.84	$5.01

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.20	0.12	0.04	0.10	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)	0.29	2.03	(0.42)	(0.20)

Total from Investment Operations	(0.21)	0.41	2.07	(0.32)	(0.03)

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.38)	(0.09)	(0.15)	(0.14)
Distributions from Net Realized Gain	—	—	(0.02)	(0.02)	—

Total Distributions	(0.20)	(0.38)	(0.11)	(0.17)	(0.14)

Net Asset Value per Share, End of year	$5.93	$6.34	$6.31	$4.35	$4.84

Total Return	(3.37%)	6.93%	48.21%	(5.90%)	(1.16%)

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$6,026	$11,181	$911	$472	$504

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.09%	2.26%	16.76%	17.60%	19.14%

After Expense Reimbursement	0.75%	0.75%	0.75%	0.75%	0.75%

Ratio of Net Investment Income to Average Net Assets	3.31%	1.79%	0.82%	2.24%	3.57%

Portfolio Turnover Rate	13.65%	53.15%	32.09%	54.50%	122.23%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$7.75	$10.18	$10.66	$10.26	$9.45

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.36	0.24	0.20	0.25	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	(2.50)	(0.20)	0.54	0.73

Total from Investment Operations	0.19	(2.26)	—	0.79	0.97

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.03)	(0.20)	(0.15)	(0.16)
Distributions from Return of Capital	(0.07)	(0.13)	(0.06)	—	—
Distributions from Net Realized Gain	—	(0.01)	(0.22)	(0.24)	—

Total Distributions	(0.29)	(0.17)	(0.48)	(0.39)	(0.16)

Net Asset Value per Share, End of year	$7.65	$7.75	$10.18	$10.66	$10.26

Total Return	2.22%	(22.45%)	(0.18%)	7.99%	10.42%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$9,830	$8,650	$24,332	$10,822	$9,384

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.66%	1.67%	1.15%	1.66%	1.79%

After Expense Reimbursement	0.60%	0.60%	0.60%	0.60%	0.66%

Ratio of Net Investment Income to Average Net Assets	4.40%	2.59%	1.87%	2.40%	2.48%

Portfolio Turnover Rate	221.66%	208.60%	245.94%	228.14%	83.18%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$7.75	$10.17	$10.66	$10.26	$9.45

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.35	0.26	0.19	0.24	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	(2.52)	(0.21)	0.55	0.72

Total from Investment Operations	0.18	(2.26)	(0.02)	0.79	0.96

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.03)	(0.19)	(0.15)	(0.15)
Distributions from Net Realized Gain	—	(0.01)	(0.22)	(0.24)	—
Distributions from Return of Capital	(0.06)	(0.12)	(0.06)	—	—

Total Distributions	(0.28)	(0.16)	(0.47)	(0.39)	(0.15)

Net Asset Value per Share, End of year	$7.65	$7.75	$10.17	$10.66	$10.26

Total Return	2.12%	(22.45%)	(0.38%)	7.93%	10.32%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$7,971	$7,730	$10,742	$10,972	$8,282

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.95%	2.15%	1.53%	1.94%	2.09%

After Expense Reimbursement	0.70%	0.70%	0.70%	0.70%	0.74%

Ratio of Net Investment Income to Average Net Assets	4.29%	2.80%	1.77%	2.29%	2.39%

Portfolio Turnover Rate	221.66%	208.60%	245.94%	228.14%	83.18%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$5.80	$6.89	$6.66	$6.49	$6.15

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.35	0.28	0.23	0.24	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	(0.94)	0.24	0.19	0.36

Total from Investment Operations	0.29	(0.66)	0.47	0.43	0.63

Less Distributions:
Distributions from Net Investment Income	(0.37)	(0.30)	(0.24)	(0.26)	(0.29)
Distributions from Net Realized Gain	—	(0.13)	—	—	—

Total Distributions	(0.37)	(0.43)	(0.24)	(0.26)	(0.29)

Net Asset Value per Share, End of year	$5.72	$5.80	$6.89	$6.66	$6.49

Total Return	4.95%	(9.97%)	7.18%	6.88%	10.44%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$47,270	$50,992	$96,223	$85,990	$19,563

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.88%	0.84%	0.76%	0.97%	1.68%

After Expense Reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of Net Investment Income to Average Net Assets	5.95%	4.46%	3.36%	3.67%	4.18%

Portfolio Turnover Rate	62.85%	94.04%	82.13%	111.34%	121.56%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$5.84	$6.93	$6.70	$6.54	$6.19

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.34	0.27	0.22	0.23	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.08)	(0.94)	0.23	0.18	0.38

Total from Investment Operations	0.26	(0.67)	0.45	0.41	0.63

Less Distributions:
Distributions from Net Investment Income	(0.35)	(0.29)	(0.22)	(0.25)	(0.28)
Distributions from Net Realized Gain	—	(0.13)	—	—	—

Total Distributions	(0.35)	(0.42)	(0.22)	(0.25)	(0.28)

Net Asset Value per Share, End of year	$5.75	$5.84	$6.93	$6.70	$6.54

Total Return	4.51%	(10.24%)	7.05%	6.61%	10.16%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$6,393	$9,043	$15,048	$17,805	$9,923

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.37%	1.27%	1.14%	1.47%	2.05%

After Expense Reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%

Ratio of Net Investment Income to Average Net Assets	5.67%	4.25%	3.11%	3.46%	3.96%

Portfolio Turnover Rate	62.85%	94.04%	82.13%	111.34%	121.56%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$8.08	$8.60	$8.60	$8.59	$8.54

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.10	0.29	0.16	0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.08	(0.41)	(0.19)	(0.01)	0.07

Total from Investment Operations	0.32	(0.31)	0.10	0.15	0.32

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.15)	(0.10)	(0.11)	(0.27)
Distributions from Return of Capital	—	(0.06)	—	(0.03)	—

Total Distributions	(0.25)	(0.21)	(0.10)	(0.14)	(0.27)

Net Asset Value per Share, End of year	$8.15	$8.08	$8.60	$8.60	$8.59

Total Return	4.01%	(3.61%)	1.16%	1.70%	3.83%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$8,952	$8,270	$18,061	$7,698	$5,644

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.63%	2.40%	2.77%	2.77%	3.37%

After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%

Ratio of Net Investment Income to Average Net Assets	2.91%	1.21%	3.35%	1.83%	2.94%

Portfolio Turnover Rate	632.23%	542.69%	369.54%	191.22%	248.19%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$7.96	$10.14	$10.46	$10.07	$9.46

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.43	0.33	0.21	0.26	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(0.53)	(2.28)	(0.25)	0.44	0.68

Total from Investment Operations	(0.10)	(1.95)	(0.04)	0.70	1.02

Less Distributions:
Distributions from Net Investment Income	(0.47)	(0.23)	(0.20)	(0.31)	(0.41)
Distributions from Return of Capital	—	—	(0.01)	—	—
Distributions from Net Realized Gain	—	—	(0.07)	—	—

Total Distributions	(0.47)	(0.23)	(0.28)	(0.31)	(0.41)

Net Asset Value per Share, End of year	$7.39	$7.96	$10.14	$10.46	$10.07

Total Return	(1.51%)	(19.58%)	(0.40%)	7.08%	10.82%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$2,149,490	$2,595,866	$4,264,583	$5,737,736	$4,898,103

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.50%	0.55%	0.52%	0.55%	0.62%

After Expense Reimbursement	0.49%	0.49%	0.49%	0.49%	0.49%

Ratio of Net Investment Income to Average Net Assets	5.28%	3.59%	2.07%	2.50%	3.47%

Portfolio Turnover Rate	303.12%	386.85%	493.39%	269.04%	177.80%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$8.21	$10.46	$10.78	$10.37	$9.76

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.43	0.33	0.19	0.23	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.56)	(2.37)	(0.25)	0.47	0.69

Total from Investment Operations	(0.13)	(2.04)	(0.06)	0.70	1.01

Less Distributions:
Distributions from Net Investment Income	(0.46)	(0.21)	(0.18)	(0.29)	(0.40)
Distributions from Net Realized Gain	—	—	(0.07)	—	—
Distributions from Return of Capital	—	—	(0.01)	—	—

Total Distributions	(0.46)	(0.21)	(0.26)	(0.29)	(0.40)

Net Asset Value per Share, End of year	$7.62	$8.21	$10.46	$10.78	$10.37

Total Return	(1.75%)	(19.70%)	(0.58%)	6.86%	10.46%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$389,444	$506,866	$818,608	$1,844,170	$963,512

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.77%	0.79%	0.81%	0.79%	0.88%

After Expense Reimbursement	0.70%	0.70%	0.70%	0.73%	0.79%

Ratio of Net Investment Income to Average Net Assets	5.07%	3.40%	1.83%	2.21%	3.16%

Portfolio Turnover Rate	303.12%	386.85%	493.39%	269.04%	177.80%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Financial Highlights — Plan Class

	Year Ended October 31,			February 28, 2020 (Commencement of Operations) through October 31, 2020
	2023	2022	2021
Net Asset Value per Share, Beginning of year	$8.00	$10.19	$10.50	$10.33

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.44	0.36	0.22	0.20
Net Realized and Unrealized Gain (Loss) on Investments	(0.55)	(2.31)	(0.24)	0.13

Total from Investment Operations	(0.11)	(1.95)	(0.02)	0.33

Less Distributions:
Distributions from Net Investment Income	(0.47)	(0.24)	(0.21)	(0.16)
Distributions from Net Realized Gain	—	—	(0.07)	N/A
Return of capital	—	—	(0.01)	N/A

Total distributions	(0.47)	(0.24)	(0.29)	(0.16)

Net Asset Value per Share, End of year	$7.42	$8.00	$10.19	$10.50

Total Return	(1.68%)	(19.43%)	(0.25%)	3.22	% (2)

Ratios/Supplemental Data:

Net assets, end of year (in thousands)	$2,476	$1,522	$571	$0	(3)

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.32%	2.98%	6.69%	14,761.71	% (4)

After Expense Reimbursement	0.44%	0.44%	0.44%	0.44	% (4)

Ratio of Net Investment Income to Average Net Assets	5.31%	3.88%	2.13%	2.84	% (4)

Portfolio Turnover Rate	303.12%	386.85%	493.39%	269.04	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 28, 2020 (Commencement of Operations) through October 31, 2020.
(3)	Amount Rounds to less than $1,000.
(4)	Annualized.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of assets and liabilities of TCW Enhanced Commodity Strategy Fund (collectively, the “TCW Fixed Income Funds”) (six of sixteen funds comprising the TCW Funds, Inc.), including the schedules of investments of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated schedule of investments of TCW Enhanced Commodity Strategy Fund, as of October 31, 2023, and the related statements of operations for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the related consolidated statement of operations for TCW Enhanced Commodity Strategy Fund for the year then ended, the statements of changes in net assets for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statements of changes in net assets for TCW Enhanced Commodity Strategy Fund for each of the two years in the period then ended, the financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial highlights for TCW Enhanced Commodity Strategy Fund for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial statements and consolidated financial highlights for TCW Enhanced Commodity Strategy Fund present fairly, in all material respects, the financial position of each of the respective TCW Fixed Income Funds as of October 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW Fixed Income Funds’ management. Our responsibility is to express an opinion on the TCW Fixed Income Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the TCW Fixed Income Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW Fixed Income Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW Fixed Income Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 20, 2023

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023 (184 days).

Actual Expenses:    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2023 to October 31, 2023)
TCW Core Fixed Income Fund
I Class Shares
Actual	$1,000.00	$926.60	0.49%	$2.38
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%	2.50

N Class Shares
Actual	$1,000.00	$924.70	0.63%	$3.06
Hypothetical (5% return before expenses)	1,000.00	1,022.03	0.63%	3.21

Plan Class Shares
Actual	$1,000.00	$927.30	0.44%	$2.14
Hypothetical (5% return before expenses)	1,000.00	1,023.00	0.44%	2.24

TCW Enhanced Commodity Strategy Fund
I Class Shares
Actual	$1,000.00	$997.00	0.70%	$3.52
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

N Class Shares
Actual	$1,000.00	$996.80	0.75%	$3.77
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75%	3.82

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2023 to October 31, 2023)

TCW Global Bond Fund
I Class Shares
Actual	$1,000.00	$925.70	0.60	% (1)	$2.91	(1)
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	% (1)	3.06	(1)

N Class Shares
Actual	$1,000.00	$925.30	0.70	% (1)	$3.40	(1)
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70	% (1)	3.57	(1)

TCW High Yield Bond Fund
I Class Shares
Actual	$1,000.00	$994.70	0.55%		$2.77
Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55%		2.80

N Class Shares
Actual	$1,000.00	$991.90	0.80%		$4.02
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80%		4.08

TCW Short Term Bond Fund
I Class Shares
Actual	$1,000.00	$1,002.10	0.44%		$2.22
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%		2.24

TCW Total Return Bond Fund
I Class Shares
Actual	$1,000.00	$909.90	0.49%		$2.36
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%		2.50

N Class Shares
Actual	$1,000.00	$909.20	0.70%		$3.37
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%		3.57

Plan Class Shares
Actual	$1,000.00	$909.50	0.44%		$2.12
Hypothetical (5% return before expenses)	1,000.00	1,023.00	0.44%		2.24

(1)	Does not include expenses of the underlying affiliated investments.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc. TCW Strategic Income Fund, Inc. Metropolitan West Funds Sepulveda Management LLC	TCW Direct Lending LLC TCW Direct Lending VII LLC TCW Direct Lending VIII LLC TCW Star Direct Lending LLC

Effective February 2023

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, and TCW Star Direct Lending LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

◾

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

◾

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

◾

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

◾

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, and TCW Star Direct Lending LLC.

◾	Are not guaranteed by a bank;
◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries;
◾	Are not insured by the Federal Deposit Insurance Corporation; and
◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC. TCW FUNDS, INC. TCW STRATEGIC INCOME FUND, INC. METROPOLITAN WEST FUNDS SEPULVEDA MANAGEMENT LLC	TCW DIRECT LENDING LLC TCW DIRECT LENDING VII LLC TCW DIRECT LENDING VIII LLC TCW STAR DIRECT LENDING LLC

Attention: Privacy Officer | 515 South Flower Street | Los Angeles, CA 90071 | email: privacy@tcw.com

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited)

Renewal of Investment Advisory and Management Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

At an in-person meeting on September 11, 2023, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2024 through February 5, 2025. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by videoconference in a working session on August 30, 2023 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 11, 2023 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2. Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the advance planning and transition arrangements put in place with respect to the changes in key portfolio management and other personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that have been experienced over the past several years. The Board and the Independent Directors considered the Advisor’s continued commitment and ability to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, including recruiting and hiring a highly qualified President and Chief Executive Officer to replace the outgoing head of The TCW Group, Inc., the parent company of the Advisor (“TCW”), continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements, including business continuity and cyber security, as well as budgeting for certain future initiatives. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by TCW. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2023. The Board and the Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the

TCW Funds, Inc.

Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that the investment performance of the majority of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance, including the investment climate and prevailing market conditions during relevant periods as well as the Advisor’s discipline in maintaining a consistent investment style. The Board considered in particular the Advisor’s explanations for the performance of the eight Funds that ranked in the fourth or fifth quintile of their peer groups for the prior three-year period. The Board indicated that it would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns. The Board also considered the Advisor’s assessment of the Funds’ performance during the recent period of significant market volatility and rising interest rates.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor and positioning of the Funds’ portfolios in light of those expectations. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds than shorter term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, certain of which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund and Core Fixed Income Fund, which have greater exposure to mortgage-backed securities). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten- and five-year periods, fifth quintile for the three-year period and fourth quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s explanation that underperformance was driven by the Fund’s higher duration and greater exposure to mortgage-backed securities than its peers, which the Advisor believes may position the Fund for outperformance going forward.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period, second quintile for the five-year period and fourth quintile for the three-and one-year periods. The Board and the Independent Directors considered the Advisor’s explanation that underperformance was driven by the Fund’s higher duration and greater exposure to mortgage-backed securities than its peers, which the Advisor believes may position the Fund for outperformance going forward. The Board and the Independent Directors also considered that despite

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

its underperformance relative to its peers for the three-year period, the Fund outperformed its benchmark index for that period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten- and five-year periods, fourth quintile for the three-year period and second quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s explanation that underperformance for the three-year period was driven by the Fund’s focus on higher-quality bonds than its peers, and further considered the Fund’s outperformance over the other periods reviewed.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-, three- and one-year periods and the second quintile for the five-year period.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-, three- and one-year periods and third quintile for the five-year period. The Board and the Independent Directors considered the Advisor’s explanation that underperformance for the three-year period was driven by the Fund’s higher duration as compared to many of its peers, and further considered that the Fund outperformed its benchmark index for the same period.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-year period, third quintile for the five-year period and second quintile for the three- and one-year periods.

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of certain of the Funds for most of the various periods reviewed ranked in the first, second or third quintiles, while other Funds ranked in the fourth quintile over various periods.

The Select Equities Fund ranked in the third quintile for the ten-, five- and one-year periods and fourth quintile for the three-year period. The Board and the Independent Directors considered the Advisor’s explanation that underperformance for the three-year period was driven in part the Fund’s more modest positions in companies that were key contributors to the competitor funds’ returns. The Board and the Independent Directors also considered the Fund’s stronger performance over the other periods reviewed.

The Relative Value Dividend Appreciation Fund ranked in the third quintile for the ten- and five-year periods and the first quintile for the three- and one-year periods. The Relative Value Large Cap Fund ranked in the third quintile for the ten- and five-year periods and the first quintile for the three- and one-year periods. The Relative Value Mid Cap Fund ranked in the fourth quintile for the ten- and five-year periods, the second quintile for the three-year period and the first quintile for the one-year period.

The New America Premier Equities Fund ranked in the first quintile for the five-, three- and one-year periods.

The Global Real Estate Fund ranked in the first quintile for the five-, three- and one-year periods.

The Artificial Intelligence Equity Fund ranked in the fourth quintile for the five-year period, third quintile for the three-year period and second quintile for the one-year period.

For the asset allocation Fund, the Board and the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-, five-, and three- and one-year periods.

TCW Funds, Inc.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the fourth or fifth quintiles over many of the various time periods reviewed. The Emerging Markets Income Fund ranked in the third quintile for the ten-year period, fourth quintile for the five- and three-year periods and fifth quintile for the one-year period. The Emerging Markets Local Currency Income Fund ranked in the fourth quintile for the ten-, five- and one-year periods and fifth quintile for the three-year period. The Emerging Markets Multi-Asset Opportunities Fund ranked in the fifth quintile for the five- and one-year periods and the fourth quintile for the three-year period. The Developing Markets Equity Fund ranked in the fifth quintile for the five-, three- and one-year periods. The Board and the Independent Directors considered the Advisor’s discussion of performance, including that the challenging international and emerging market conditions in recent years, including conditions in Russia and China, weighed on performance for the Funds in line with other funds in the universe. The Board and the Independent Directors further considered that the Advisor had recommended, and the Board had approved, the liquidation of the Emerging Markets Multi-Asset Opportunities Fund and the Developing Markets Equity Fund.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis. The Board and the Independent Directors also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or near the median of the peer group funds. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance, risk management and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and current subsidies of the operating expenses of newer and smaller Funds and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors considered the risk borne by the Advisor that the Funds’ net assets and thus the Advisor’s fees might decline in the event of redemptions and that smaller Funds might not grow to become profitable. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

TCW Funds, Inc.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

TCW Funds, Inc.

Directors and Officers of the Company

A board of six directors is responsible for overseeing the operations of the Company, which consists of 16 Funds at October 31, 2023. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017), University of Southern California.	Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (private fund): TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Stanford University (university); Causeway Capital Management Trust (mutual fund); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Director of Fixed Income (since February 2022), Forest Road Securities (broker dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 – January 2022), Cowen Prime Services (broker dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW ETF Trust (exchange-traded fund).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors of TCW Funds, Inc., 300 South Grand Avenue, Los Angeles, CA 90071.

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Interested Director

This Director is an “interested person” of the Company as defined in the 1940 Act because he is a director and officer of the Advisor, and shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., the Advisor, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC.	N/A

The officers of the Company who are not directors of the Company are:

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Kathryn Koch (1980) President and Chief Executive Officer	Ms. Koch has served as President and Chief Executive Officer of TCW Funds, Inc. since February 2023.	President and Chief Executive Officer (since February 2023), The TCW Group, Inc., TCW LLC, the Advisor, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and TCW Strategic Income Fund, Inc.; President and Principal Executive Officer (since February 2023), Metropolitan West Funds; Chief Investment Officer of Public Equity (2004 – January 2023), Goldman Sachs.
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC.
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), the Advisor, The TCW Group, Inc., TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC. Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc., Vice President and Secretary (since February 2013), Metropolitan West Funds.

TCW Funds, Inc.

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Gladys Xiques (1973) Chief Compliance Officer and AML Officer	Ms. Xiques has served as Chief Compliance Officer and AML Officer of TCW Funds, Inc. since January 2021.	Chief Compliance Officer and AML Officer (since January 2021), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, the Advisor, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 – December 2020), TCW LLC, the Advisor, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC.
Richard M. Villa (1964) Treasurer Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.	Executive Vice President, Chief Financial Officer and Assistant Secretary (since July 2008), the Advisor, The TCW Group, Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, and (since January 2016), TCW LLC; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc. and (since February 2021), Metropolitan West Funds.

(1)	The address of the Interested Director and each officer is c/o the TCW Group, Inc., 515 South Flower Street, Los Angeles, CA 90071.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

In addition, Eric Chan, Managing Director of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Company and TCW Strategic Income Fund, Inc. (since 2009) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Peter Davidson, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, and the Advisor (since July 2022), is Vice President and Assistant Secretary of the Company, TCW Strategic Income Fund, Inc. and Metropolitan West Funds (since September 2022).

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Funds, Inc.

515 South Flower Street

Los Angeles, California 90071

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

515 South Flower Street

Los Angeles, California 90071

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Congress Street, Suite 1

Boston, Massachusetts 02114-2016

DISTRIBUTOR

TCW Funds Distributors LLC

515 South Flower Street

Los Angeles, California 90071

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

Kathryn Koch

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Gladys Xiques

Chief Compliance Officer and Anti-Money Laundering Officer

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

Peter Davidson

Vice President and Assistant Secretary

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

FUNDarEQ1022

OCTOBER 31

A N N U A L

R E P O R T

INTERNATIONAL FUNDS

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

Dear Valued Investors,

I am pleased to present the 2023 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2023. I would like to express our appreciation for your continued investment in the TCW Funds as well as to welcome new shareholders to our fund family. As of October 31, 2023, the TCW Funds held total net assets of approximately $8.6 billion.

This report contains information and portfolio management discussions of our TCW International Funds.

The International Markets

We are constructive on Emerging Markets (EM) Fixed Income heading into 2024, based upon 1) the outperformance of Emerging Markets growth strategies compared to Developed Markets (DM) growth, 2) improving inflation dynamics in both EM and the U.S., 3) reduced U.S. rates volatility, and 4) attractive valuations, in our view. In addition, technical positioning appears supportive, as investors appear broadly underweight EM Fixed Income.

Global EM economies are forecast to grow between 3.5-4.0% in 2024, suggesting increased outperformance versus the U.S., where growth is forecast to slow from above 2% this year to around 1% next year. The EM growth outlook reflects a combination of persistently strong commodity prices, monetary easing, and a pickup in DM growth outside the U.S. and Japan. As for China, we forecast somewhat slower growth in 2024, but increasing fiscal stimulus raises the likelihood of reaching the 5% target in 2023.

Monetary policy in Emerging Markets remains generally favorable, given disinflation. In Latin America, most central banks are already easing monetary policy or about to start an easing cycle. In the CEE (central and eastern European) region, monetary policy has begun turning with several central banks already in easing mode, while a couple of

CEE central banks (Turkey and Russia) continue to tighten as they cope with high/rising inflation and FX depreciation pressures. As for Asia (outside of China mentioned above), the need to anchor exchange rate expectations and avoid disorderly capital flows, given historically tight to negative spreads between Asian and U.S. rates, has forced most Asian central banks to tighten monetary conditions, and some have increased policy rates.

U.S. rates volatility has started to decline on signs that the Fed hiking cycle may be complete. Declining rates volatility should, in our view, help encourage risk-taking. Further, we anticipate that flows will re-enter Emerging Markets Fixed Income on the back of stability in rates volatility and comfort around a soft landing in global growth.

Valuations remain attractive in Emerging Markets Fixed Income, in our view. Overall yields for EM investment grade sovereigns over 6% are in the 99th percentile versus the past ten years. EM high yield (HY) sovereign spreads, are at post-GFC (Global Financial Crisis) wides versus U.S. HY – this spread differential of ~360 bps represents the 93rd percentile relative to U.S. HY spreads. Absolute yields for high yield sovereigns are in the 95th percentile in the past ten years. Overall yields for EM local currency, an investment grade rated asset class, average approximately 6.5% with opportunities for double-digit yields in select markets. There is also potential for EMFX (emerging market foreign exchange) upside; if and when the end of the Fed hiking cycle is confirmed, downward pressure on the dollar should resume, although a broad-based weakening in the dollar will likely require a stronger growth picture in the rest of the world, particularly Europe and China.

We see the main risks as follows:

•	A re-acceleration of inflation that requires the Fed to remain hawkish poses a risk to the market. This could in turn spark further downside in global growth if the Fed

1

Letter to Shareholders (Continued)

is forced to hike rates further and EM CBs (Central Banks) pause easing cycles.

•	Geopolitical risk: In our base case, the Middle East conflict will last for at least a few months, but it will remain contained. Visibility is low regarding when and how the fighting ends. The Russia-Ukraine war has become less of a market factor over time, but with the war’s end still unpredictable, the potential to suppress risk appetite in the European and Eurasia region cannot be fully discounted.

•	Elections risk: There are a number of elections in 2024 which pose varying upside or downside risks. Tensions between China and Taiwan, in particular following the latter’s presidential election (January 2024) and the run-up to the U.S. elections (November 2024), will require close monitoring by market participants.

We truly value our relationship with you and thank you for making the TCW Funds part of your long-term investment plan. If you have any questions or require further information, we invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

We look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

Kathryn Koch

President and Chief Executive Officer

2

TCW Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2023, the TCW Emerging Markets Income Fund (the “Fund”) returned 8.72%, 8.48% and 8.63% net of fees on its I Class, N Class and P Class shares, respectively. Performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JPMorgan EMBI Global Diversified Index (“EMBI”), returned 8.36% over the same period.

Outperformance for the one-year period was driven by a combination of an emphasis on high yield relative to investment grade and periods of short-duration positioning in a rising rate environment. Further, exposure to oil & gas and select distressed sovereigns further contributed to relative outperformance. On the other hand, currency hedging for eur-denominated exposure hurt relative performance. However, these euro hedges were held against long eur-denominated bond positions, which in aggregate contributed net positively to performance.

We are constructive on Emerging Markets (EM) Fixed Income heading into 2024, based upon 1) the outperformance of Emerging Markets growth strategies compared to Developed Markets (DM) growth, 2) improving inflation dynamics in both EM and the U.S., 3) reduced U.S. rates volatility, and 4) yields at historically attractive levels (95th-99th percentile). In addition, technical positioning appears supportive, as investors appear broadly underweight EM Fixed Income.

Global EM economies are forecast to grow between 3.5-4.0% in 2024, suggesting increased outperformance versus the U.S., where growth is forecast to slow from above 2% this year to around 1% next year. The EM growth outlook reflects a combination of persistently strong commodity prices, monetary easing, and a pickup in DM growth outside the U.S. and Japan. As for China, we forecast somewhat slower growth in 2024, but increasing fiscal stimulus raises the likelihood of reaching the 5% target in 2023.

Monetary policy in Emerging Markets remains generally favorable, given disinflation. In Latin America, most central banks are already easing monetary policy or about to start an easing cycle. In the CEE region, monetary policy has begun turning with several central banks already in easing mode, while a couple of CEE central banks (Turkey and Russia) continue to tighten as they cope with high/rising inflation and FX depreciation pressures. As for Asia (outside of China mentioned above), the need to anchor exchange rate expectations and avoid disorderly capital flows, given historically tight to negative spreads between Asian and U.S. rates, has forced most Asian central banks to tighten monetary conditions, and some have increased policy rates.

U.S. rates volatility has started to decline on signs that the Fed hiking cycle may be complete. Declining rates volatility should, in our view, help encourage risk-taking. Further, we anticipate that flows will re-enter Emerging Markets fixed income on the back of stability in rates volatility and comfort around a soft landing in global growth.

Valuations remain attractive in Emerging Markets Fixed Income, in our view. Overall yields for EM investment grade sovereigns over 6% are in the 99th percentile versus the past ten years. EM high yield (HY) sovereign spreads, are at post-GFC wides versus U.S. HY – this spread differential of 362 bps represents the 93rd percentile relative to U.S. HY spreads. Absolute yields for high yield sovereigns are in the 95th percentile in the past ten years. We anticipate 2024 returns to be driven by a combination of lower U.S. rates, benefiting investment grade assets and spread tightening in high yield.

3

TCW Emerging Markets Income Fund

Management Discussions (Continued)

We see the main risks as follows:

•

A re-acceleration of inflation that requires the Fed to remain hawkish poses a risk to the market. This could in turn spark further downside in global growth if the Fed is forced to hike rates further and EM CBs pause easing cycles.

•

Geopolitical risk: In our base case, the Middle East conflict will last for at least a few months, but it will remain contained. Visibility is low regarding when and how the fighting ends. The Russia-Ukraine war has become less of a market factor over time, but with the war’s end still unpredictable, the potential to suppress risk appetite in the European and Eurasia region cannot be fully discounted.

•

Elections risk: There are a number of elections in 2024 which pose varying upside or downside risks. Tensions between China and Taiwan, in particular following the latter’s presidential election (January 2024) and the run-up to the U.S. elections (November 2024), will require close monitoring by market participants.

	Annualized Total Return as of October 31, 2023 (1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date		Inception Index
TCW Emerging Markets Income Fund
Class I (Inception: 09/01/1996)	8.72%	(5.11%)	(0.81%)	1.15%	7.08	% (2)	7.13%
Class N (Inception: 03/01/2004 )	8.48%	(5.24%)	(0.95%)	0.93%	5.13%		5.17%
Class P (Inception: 02/28/2020 )	8.63%	(5.09%)	—	—	(4.85%)		(4.37%)
JPMorgan EMBI Global Diversified Index	8.36%	(4.99%)	(0.19%)	2.05%

4

TCW Emerging Markets Income Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act, and therefore, was not subject to certain investment restrictions that we imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

5

TCW Emerging Markets Local Currency Income Fund

Management Discussions

For the year ended October 31, 2023, the TCW Emerging Markets Local Currency Income Fund (the “Fund”) returned 11.92% and 11.89% net of fees on its I Class and N Class shares, respectively. Performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JPMorgan GBI-EM Global Diversified Index (“GBI-EM GD”), returned 13.50% over the same period.

Relative underperformance for the one-year period was driven by a combination of 1) defensive positioning in Central and Eastern Europe earlier in the period and 2) higher beta (i.e. more market-sensitive) local currency exposure during an unexpected period of dollar strength. This was partially offset by underweight positioning in Turkey, Egypt and China.

We are constructive on Emerging Markets (EM) Fixed Income heading into 2024, based upon 1) the outperformance of Emerging Markets growth strategies compared to Developed Markets (DM) growth, 2) improving inflation dynamics in both EM and the U.S., 3) reduced U.S. rates volatility, and 4) attractive valuations, in our view. In addition, technical positioning appears supportive, as investors appear broadly underweight EM Fixed Income.

Global EM economies are forecast to grow between 3.5-4.0% in 2024, suggesting increased outperformance versus the U.S., where growth is forecast to slow from above 2% this year to around 1% next year. The EM growth outlook reflects a combination of persistently strong commodity prices, monetary easing, and a pickup in DM growth outside the U.S. and Japan. As for China, we forecast somewhat slower growth in 2024, but increasing fiscal stimulus raises the likelihood of reaching the 5% target in 2023.

Monetary policy in Emerging Markets remains generally favorable, given disinflation. In Latin America, most central banks are already easing monetary policy or about to start an easing cycle. In the CEE region, monetary policy has begun turning with several central banks already in easing mode, while a couple of CEE central banks (Turkey and Russia) continue to tighten as they cope with high/rising inflation and FX depreciation pressures. As for Asia (outside of China mentioned above), the need to anchor exchange rate expectations and avoid disorderly capital flows, given historically tight to negative spreads between Asian and U.S. rates, has forced most Asian central banks to tighten monetary conditions, and some have increased policy rates.

U.S. rates volatility has started to decline on signs that the Fed hiking cycle may be complete. Declining rates volatility should, in our view, help encourage risk-taking. Further, we anticipate that flows will re-enter Emerging Markets fixed income on the back of stability in rates volatility and comfort around a soft landing in global growth.

Valuations remain attractive in Emerging Markets Local Currency, in our view. The market is differentiated: overall yields – for an investment grade rated asset class – average approximately 6.5%, with a number of markets providing potential for double-digit yields and currency upside. If and when the end of the Fed hiking cycle is confirmed, downward pressure on the dollar should resume, although a broad-based weakening in the dollar will likely require a stronger growth picture in the rest of the world, particularly Europe and China.

We see the main risks as follows:

•

A re-acceleration of inflation that requires the Fed to remain hawkish poses a risk to the market. This could in turn spark further downside in global growth if the Fed is forced to hike rates further and EM CBs pause easing cycles.

6

TCW Emerging Markets Local Currency Income Fund

Management Discussions (Continued)

•

Geopolitical risk: In our base case, the Middle East conflict will last for at least a few months, but it will remain contained. Visibility is low regarding when and how the fighting ends. The Russia-Ukraine war has become less of a market factor over time, but with the war’s end still unpredictable, the potential to suppress risk appetite in the European and Eurasia region cannot be fully discounted.

•

Elections risk: There are a number of elections in 2024 which pose varying upside or downside risks. Tensions between China and Taiwan, in particular following the latter’s presidential election (January 2024) and the run-up to the U.S. elections (November 2024), will require close monitoring by market participants.

	Annualized Total Return as of October 31, 2023 (1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Emerging Markets Local Currency Income Fund
Class I (Inception: 12/15/2010 )	11.92%	(3.42%)	(0.50%)	(1.34%)	(0.12%)
Class N (Inception: 12/15/2010 )	11.89%	(3.48%)	(0.56%)	(1.38%)	(0.16%)
JPMorgan GBI-EM Global Diversified Index	13.50%	(3.00%)	0.29%	(1.16%)	(0.16%)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

7

TCW Emerging Markets Income Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES —96.7% of Net Assets

Angola — 2.2%

Angola Government International Bonds

8.00% (1)	11/26/29	$12,298,000	$9,813,804

8.25% (2)	05/09/28	44,795,000	38,037,226

8.75% (2)	04/14/32	37,935,000	29,626,401

Total Angola

(Cost: $82,787,978)			77,477,431

Argentina — 1.3%

Argentina Republic Government International Bonds

3.50%	07/09/41	81,333,047	21,439,392

3.63%	07/09/35	48,571,035	12,021,331

4.25%	01/09/38	36,873,346	11,154,187

Total Argentina

(Cost: $57,814,960)			44,614,910

Azerbaijan — 0.7%

Republic of Azerbaijan International Bonds

3.50% (1)	09/01/32	11,405,000	8,955,776

Southern Gas Corridor CJSC

6.88% (1)	03/24/26	14,445,000	14,264,236

Total Azerbaijan

(Cost: $24,011,855)			23,220,012

Bahrain — 3.3%

Bahrain Government International Bonds

5.63% (1)	05/18/34	30,422,000	25,060,123

6.75% (1)	09/20/29	56,114,000	54,360,437

7.75% (2)	04/18/35	38,282,000	36,766,033

Total Bahrain

(Cost: $119,242,232)			116,186,593

Brazil — 3.3%

Acu Petroleo Luxembourg Sarl

7.50% (2)	07/13/35	21,954,898	19,827,681

Aegea Finance Sarl

9.00% (2)	01/20/31	6,825,000	6,842,062

Brazil Government International Bonds

3.88%	06/12/30	29,750,000	25,640,694

6.00%	10/20/33	42,100,000	39,047,750

CSN Resources SA

4.63% (2)	06/10/31	13,360,000	10,053,400

7.63% (1)	04/17/26	5,000,000	4,969,248

Minerva Luxembourg SA

8.88% (2)	09/13/33	10,000,000	9,832,000

Total Brazil

(Cost: $118,393,000)			116,212,835

Chile — 3.5%

AES Andes SA

7.13% (5 yr. USD Swap + 4.644%)(2), (3)	03/26/79	19,856,000	18,796,385

Issues	Maturity Date	Principal Amount	Value

Chile (Continued)

Chile Government International Bonds

2.75%	01/31/27	$20,410,000	$18,700,390

4.95%	01/05/36	35,990,000	32,058,092

5.33%	01/05/54	24,773,952	21,090,065

Corp. Nacional del Cobre de Chile

3.00% (1)	09/30/29	20,575,000	17,124,829

5.13% (1)	02/02/33	19,500,000	17,271,150

Total Chile

(Cost: $133,096,430)			125,040,911

China — 0.3% (Cost: $9,756,606)

MGM China Holdings Ltd.

4.75% (1)	02/01/27	10,800,000	9,505,728

Colombia — 4.0%

Colombia Government International Bonds

7.38%	09/18/37	23,425,000	21,202,075

7.50%	02/02/34	41,040,000	38,503,242

Ecopetrol SA

8.63%	01/19/29	46,245,000	46,277,372

8.88%	01/13/33	17,801,000	17,117,442

Gran Tierra Energy, Inc.

9.50% (2)	10/15/29	21,226,000	18,247,992

Total Colombia

(Cost: $145,665,647)			141,348,123

Dominican Republic — 3.4%

Dominican Republic International Bonds

4.50% (2)	01/30/30	15,336,000	13,023,331

4.88% (2)	09/23/32	44,169,000	35,834,310

5.50% (2)	02/22/29	42,255,000	38,549,236

6.00% (1)	07/19/28	22,445,000	21,300,305

6.85% (1)	01/27/45	14,850,000	12,436,875

Total Dominican Republic

(Cost: $122,753,338)			121,144,057

Ecuador — 1.4%

Ecuador Government International Bonds

2.50% (1)	07/31/40	37,320,000	12,632,820

3.50% (2)	07/31/35	58,555,699	22,426,833

6.00% (1)	07/31/30	31,022,281	15,821,363

Total Ecuador

(Cost: $54,095,355)			50,881,016

Egypt — 2.9%

Egypt Government International Bonds

5.88% (1)	02/16/31	31,212,000	17,282,084

7.05% (2)	01/15/32	49,321,000	27,989,667

7.30% (1)	09/30/33	51,910,000	28,810,050

7.50% (1)	02/16/61	20,697,000	10,296,758

See accompanying Notes to Financial Statements.

8

TCW Emerging Markets Income Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

Egypt (Continued)

8.50% (1)	01/31/47	$31,961,000	$16,733,182

Total Egypt

(Cost: $115,616,283)			101,111,741

El Salvador — 1.1%

El Salvador Government International Bonds

6.38% (1)	01/18/27	22,587,000	18,580,664

7.12% (1)	01/20/50	19,754,000	12,435,143

8.25% (1)	04/10/32	11,790,000	9,310,706

Total El Salvador

(Cost: $45,884,348)			40,326,513

Gabon — 1.1%

Gabon Government International Bonds

6.63% (1)	02/06/31	35,663,000	25,370,658

6.95% (1)	06/16/25	15,491,000	13,573,214

Total Gabon

(Cost: $44,612,269)			38,943,872

Ghana — 2.1%

Ghana Government International Bonds

6.38% (1),(4)	02/11/27	39,445,000	17,201,965

7.63% (1),(4)	05/16/29	58,635,000	25,506,225

7.75% (1),(4)	04/07/29	21,562,000	9,406,423

7.88% (1),(4)	03/26/27	3,264,000	1,423,430

8.13% (1),(4)	03/26/32	16,386,000	7,011,569

8.63% (1),(4)	04/07/34	8,146,000	3,536,993

8.88% (1),(4)	05/07/42	21,933,000	9,268,886

Total Ghana

(Cost: $73,741,232)			73,355,491

Guatemala — 1.3%

Guatemala Government Bonds

3.70% (2)	10/07/33	3,800,000	2,813,607

4.90% (1)	06/01/30	11,256,000	10,054,985

6.60% (2)	06/13/36	36,450,000	33,894,855

Total Guatemala

(Cost: $49,908,032)			46,763,447

Hungary — 2.7%

Hungary Government International Bonds

6.75% (2)	09/25/52	20,890,000	19,404,721

Magyar Export-Import Bank Zrt

6.13% (2)	12/04/27	33,016,000	32,390,446

MVM Energetika Zrt

7.50% (1)	06/09/28	28,075,000	28,125,984

OTP Bank Nyrt

8.75% (5 yr. CMT + 5.060%)(1),(3)	05/15/33	15,395,000	15,256,045

Total Hungary

(Cost: $96,865,221)			95,177,196

Issues	Maturity Date	Principal Amount	Value

India — 0.6%

Greenko Power II Ltd.

4.30% (1)	12/13/28	$8,625,750	$7,261,187

India Airport Infra

6.25% (1)	10/25/25	6,216,000	6,035,487

India Green Power Holdings

4.00% (1)	02/22/27	8,970,000	7,714,290

Total India

(Cost: $20,509,575)			21,010,964

Indonesia — 3.7%

Freeport Indonesia PT

5.32% (2)	04/14/32	32,445,000	28,885,784

Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT

4.75% (2)	05/15/25	9,390,000	9,192,810

5.45% (1)	05/15/30	7,825,000	7,233,430

5.45% (2)	05/15/30	55,536,000	51,337,478

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara

4.88% (1)	07/17/49	25,423,000	18,064,186

5.25% (1)	05/15/47	23,177,000	17,774,441

Total Indonesia

(Cost: $144,194,638)			132,488,129

Iraq — 0.4% (Cost: $15,722,887)

Iraq International Bonds

5.80% (1)	01/15/28	16,894,688	15,080,198

Israel — 1.8%

Energian Israel Finance Ltd.

4.88% (1)	03/30/26	28,037,112	24,777,798

5.38% (1)	03/30/28	18,223,588	14,966,122

Leviathan Bond Ltd.

6.13% (1)	06/30/25	8,195,000	7,625,447

6.75% (1)	06/30/30	18,182,000	15,474,700

Total Israel

(Cost: $65,103,537)			62,844,067

Jordan — 1.0%

Jordan Government International Bonds

7.50% (2)	01/13/29	12,500,000	11,668,588

7.75% (2)	01/15/28	25,720,000	24,562,600

Total Jordan

(Cost: $37,675,572)			36,231,188

Kazakhstan — 2.5%

KazMunayGas National Co. JSC

4.75% (2)	04/19/27	80,145,000	74,991,676

5.38% (1)	04/24/30	15,765,000	14,152,241

Total Kazakhstan

(Cost: $89,889,027)			89,143,917

See accompanying Notes to Financial Statements.

9

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Kenya — 0.9%

Republic of Kenya Government International Bonds

6.30% (1)	01/23/34	$19,916,000	$13,619,623

6.88% (1)	06/24/24	7,098,000	6,800,949

7.00% (1)	05/22/27	12,075,000	10,479,711

Total Kenya

(Cost: $31,600,846)			30,900,283

Mexico — 6.7%

BBVA Bancomer SA

5.13% (5 yr. CMT + 2.650%)(1),(3)	01/18/33	11,061,000	9,360,924

Cemex SAB de CV

5.13% (5 yr. CMT + 4.534%)(2),(3),(5)	06/08/26	16,993,000	15,724,642

Mexico Government International Bonds

3.25%	04/16/30	34,780,000	29,371,848

6.34%	05/04/53	26,080,000	22,864,913

6.35%	02/09/35	72,615,000	69,598,710

Petroleos Mexicanos

5.35%	02/12/28	43,974,000	35,522,470

6.49%	01/23/27	28,511,000	25,286,121

6.88%	08/04/26	31,117,000	28,751,016

Total Mexico

(Cost: $248,342,879)			236,480,644

Morocco — 0.8%

Morocco Government International Bonds

5.95% (2)	03/08/28	14,506,000	14,252,145

6.50% (2)	09/08/33	15,494,000	14,897,326

Total Morocco

(Cost: $29,938,501)			29,149,471

Mozambique — 0.4% (Cost: $12,162,997)

Mozambique International Bonds

9.00% (1)	09/15/31	16,380,000	12,722,346

Nigeria — 2.8%

Nigeria Government International Bonds

6.13% (2)	09/28/28	43,451,000	35,608,181

7.38% (1)	09/28/33	17,790,000	13,431,450

7.70% (2)	02/23/38	31,954,000	22,866,123

8.38% (1)	03/24/29	31,100,000	27,350,895

Total Nigeria

(Cost: $110,449,326)			99,256,649

Oman — 3.2%

Oman Government International Bonds

6.00% (1)	08/01/29	63,535,000	61,867,206

6.25% (2)	01/25/31	43,875,000	42,778,125

Issues	Maturity Date	Principal Amount	Value

Oman (Continued)

Oryx Funding Ltd.

5.80% (1)	02/03/31	$11,000,000	$10,164,000

Total Oman

(Cost: $118,481,238)			114,809,331

Pakistan — 1.2%

Pakistan Government International Bonds

6.00% (2)	04/08/26	43,138,000	23,833,745

6.88% (1)	12/05/27	37,960,000	20,187,128

Total Pakistan

(Cost: $60,243,771)			44,020,873

Panama — 2.2%

Panama Government International Bonds

3.16%	01/23/30	46,328,000	37,305,622

4.50%	04/16/50	32,730,000	20,557,713

6.40%	02/14/35	22,342,000	20,393,778

Total Panama

(Cost: $88,654,242)			78,257,113

Paraguay — 0.6%

Paraguay Government International Bonds

3.85% (1)	06/28/33	9,584,000	7,698,348

6.10% (1)	08/11/44	14,456,000	12,162,264

Total Paraguay

(Cost: $21,810,659)			19,860,612

Peru — 2.8%

Peru Government International Bonds

2.78%	01/23/31	54,625,000	43,891,188

3.00%	01/15/34	73,389,000	55,746,033

Total Peru

(Cost: $108,016,150)			99,637,221

Philippines — 2.1%

Philippines Government International Bonds

2.95%	05/05/45	11,583,000	7,145,495

3.20%	07/06/46	26,324,000	16,611,892

3.56%	09/29/32	37,245,000	31,470,735

5.00%	07/17/33	21,835,000	20,640,036

Total Philippines

(Cost: $87,095,610)			75,868,158

Poland — 2.1%

Bank Gospodarstwa Krajowego

6.25% (2)	10/31/28	17,050,000	17,273,781

Republic of Poland Government International Bonds

4.88%	10/04/33	20,281,000	18,843,665

5.50%	11/16/27	19,464,000	19,602,000

5.50%	04/04/53	21,978,000	19,457,563

Total Poland

(Cost: $78,392,915)			75,177,009

See accompanying Notes to Financial Statements.

10

TCW Emerging Markets Income Fund

October 31, 2023

Issues	Maturity Date	Principal Amount	Value

Qatar — 1.6%

Qatar Government International Bonds

3.75% (1)	04/16/30	$18,035,000	$16,509,239

QatarEnergy

3.30% (1)	07/12/51	63,545,000	38,911,384

Total Qatar

(Cost: $64,624,314)			55,420,623

Romania — 2.6%

Romania Government International Bonds

6.00% (2)	05/25/34	19,566,000	17,913,005

6.63% (2)	02/17/28	34,674,000	34,796,746

7.13% (2)	01/17/33	21,160,000	21,102,191

7.63% (2)	01/17/53	18,098,000	17,851,795

Total Romania

(Cost: $92,622,358)			91,663,737

Saudi Arabia — 4.7%

Gaci First Investment Co.

4.75% (1)	02/14/30	31,800,000	29,882,460

4.88% (1)	02/14/35	22,326,000	19,752,862

5.38% (1)	10/13/22	23,244,000	18,043,155

Greensaif Pipelines Bidco Sarl

6.13% (2)	02/23/38	59,760,000	55,738,152

TMS Issuer Sarl

5.78% (1)	08/23/32	42,300,000	41,189,625

Total Saudi Arabia

(Cost: $176,133,157)			164,606,254

South Africa — 2.7%

Eskom Holdings SOC Ltd.

6.35% (1)	08/10/28	37,890,000	34,432,537

8.45% (1)	08/10/28	31,278,000	29,732,867

Republic of South Africa Government International Bonds

5.65%	09/27/47	19,400,000	12,682,750

5.88%	06/22/30	9,395,000	8,263,043

Sasol Financing USA LLC

8.75% (2)	05/03/29	11,210,000	10,691,538

Total South Africa

(Cost: $101,860,466)			95,802,735

South Korea — 2.6%

Hyundai Capital America

5.50% (2)	03/30/26	13,056,000	12,848,306

5.60% (2)	03/30/28	34,424,000	33,346,529

5.70% (2)	06/26/30	10,596,000	10,039,341

POSCO

5.75% (2)	01/17/28	17,270,000	17,021,312

SK Hynix, Inc.

6.38% (2)	01/17/28	18,470,000	18,309,311

Total South Korea

(Cost: $93,710,483)			91,564,799

Issues	Maturity Date	Principal Amount	Value

Sri Lanka — 0.5% (Cost: $30,566,527)

Sri Lanka Government International Bonds

6.75% (1),(4)	04/18/28	$36,568,000	$18,349,822

Turkey — 4.6%

Turkiye Government International Bonds

5.75%	05/11/47	32,053,000	21,034,781

9.13%	07/13/30	41,825,000	42,004,847

9.38%	03/14/29	19,925,000	20,348,406

9.38%	01/19/33	28,750,000	28,900,219

9.88%	01/15/28	29,780,000	31,269,000

Yapi ve Kredi Bankasi AS

9.25% (2)	10/16/28	18,675,000	18,812,075

Total Turkey

(Cost: $161,199,755)			162,369,328

Ukraine — 0.9%

Ukraine Government International Bonds

7.25% (1),(4)	03/15/35	58,686,000	14,900,375

7.38% (1),(4)	09/25/34	8,850,000	2,256,750

7.75% (1),(4)	09/01/27	21,218,000	6,110,784

7.75% (1),(4)	09/01/28	8,550,000	2,438,460

7.75% (1),(4)	08/01/41	14,662,000	6,127,250

Total Ukraine

(Cost: $35,706,949)			31,833,619

United Arab Emirates — 2.9%

Abu Dhabi Government International Bonds

3.13% (1)	09/30/49	30,600,000	18,838,125

Finance Department Government of Sharjah

6.50% (2)	11/23/32	38,035,000	36,930,806

Galaxy Pipeline Assets Bidco Ltd.

2.63% (2)	03/31/36	17,206,000	13,016,224

2.94% (2)	09/30/40	23,272,013	17,267,833

MDGH GMTN RSC Ltd.

5.08% (1)	05/22/53	19,125,000	15,984,828

Total United Arab Emirates

(Cost: $115,486,042)			102,037,816

Uruguay — 1.5%

Uruguay Government International Bonds

4.38%	01/23/31	11,700,000	11,070,540

5.10%	06/18/50	32,250,000	27,986,550

5.75%	10/28/34	15,420,000	15,469,132

Total Uruguay

(Cost: $58,932,338)			54,526,222

Venezuela — 0.9%

Venezuela Government International Bonds

8.25% (1),(4),(6)	10/13/24	60,057,200	10,510,010

9.25% (4),(6)	09/15/27	60,955,000	12,038,612

See accompanying Notes to Financial Statements.

11

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Venezuela (Continued)

9.25% (1),(4),(6)	05/07/28	$49,048,000	$9,217,241

Total Venezuela

(Cost: $55,533,009)			31,765,863

Zambia — 0.8%

First Quantum Minerals Ltd.

8.63% (2)	06/01/31	13,475,000	11,453,750

Zambia Government International Bonds

5.38% (1),(4)	09/20/49	25,550,000	14,152,145

8.97% (1),(4)	07/30/27	7,198,000	4,412,149

Total Zambia

(Cost: $31,573,015)			30,018,044

Total Fixed Income Securities

(Cost: $3,680,477,569)			3,424,206,911

Issues		Shares	Value

MONEY MARKET INVESTMENTS — 1.4%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.30%(7)		49,108,572	$49,108,572

Total Money Market Investments

(Cost: $49,108,572)			49,108,572

Total Investments (98.1%)

(Cost: $3,729,586,141)			3,473,315,483

Excess Of Other Assets Over Liabilities (1.9%)			66,121,048

Total Net Assets (100.0%)			$ 3,539,436,531

Notes to the Schedule of Investments:

USD	U.S. Dollar.
(1)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2023, the value of these securities amounted to $1,216,458,097 or 34.4% of net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $1,149,368,104 or 32.5% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2023.
(4)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(5)	Perpetual maturity.
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(7)	Rate disclosed is the 7-day net yield as of October 31, 2023.

See accompanying Notes to Financial Statements.

12

TCW Emerging Markets Income Fund

Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
Auto Manufacturers	1.6%
Banks	1.7
Building Materials	0.4
Chemicals	0.3
Electric	4.4
Energy-Alternate Sources	0.4
Engineering & Construction	0.2
Food	0.3
Foreign Government Bonds	64.3
Investment Companies	2.4
Iron & Steel	0.9
Lodging	0.3
Mining	4.0
Oil & Gas	10.2
Pipelines	4.6
Semiconductors	0.5
Water	0.2
Money Market Investments	1.4

Total	98.1%

See accompanying Notes to Financial Statements.

13

TCW Emerging Markets Income Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Auto Manufacturers	$—	$56,234,176	$—	$56,234,176
Banks	—	60,702,825	—	60,702,825
Building Materials	—	15,724,642	—	15,724,642
Chemicals	—	10,691,537	—	10,691,537
Electric	—	157,090,400	—	157,090,400
Energy-Alternate Sources	—	14,975,477	—	14,975,477
Engineering & Construction	—	6,035,487	—	6,035,487
Food	—	9,832,000	—	9,832,000
Foreign Government Bonds	—	2,244,885,377	31,765,863	2,276,651,240
Investment Companies	—	83,663,305	—	83,663,305
Iron & Steel	—	32,043,960	—	32,043,960
Lodging	—	9,505,728	—	9,505,728
Mining	—	142,499,231	—	142,499,231
Oil & Gas	—	362,101,779	—	362,101,779
Pipelines	—	161,303,750	—	161,303,750
Semiconductors	—	18,309,311	—	18,309,311
Water	—	6,842,063	—	6,842,063

Total Fixed Income Securities	—	3,392,441,048	31,765,863	3,424,206,911

Money Market Investments	49,108,572	—	—	49,108,572

Total Investments	$49,108,572	$3,392,441,048	$31,765,863	$3,473,315,483

See accompanying Notes to Financial Statements.

14

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments	October 31, 2023

Issues	Maturity Date		Principal Amount	Value

FIXED INCOME SECURITIES — 95.3% of Net Assets

Brazil — 12.8%

Brazil Notas do Tesouro Nacional Series F

10.00%	01/01/25	BRL	27,184,000	$5,329,453

10.00%	01/01/27	BRL	24,145,000	4,637,825

10.00%	01/01/29	BRL	27,108,000	5,070,214

10.00%	01/01/31	BRL	2,262,000	413,148

Total Brazil

(Cost: $15,019,149)				15,450,640

Chile — 2.1%

Bonos de la Tesoreria de la Republica en pesos

4.70% (1)	09/01/30	CLP	1,170,000,000	1,165,210

5.00% (1)	10/01/28	CLP	370,000,000	385,695

5.00%	03/01/35	CLP	435,000,000	429,971

6.00% (1)	04/01/33	CLP	475,000,000	512,119

Total Chile

(Cost: $2,614,597)				2,492,995

China — 4.9%

China Government Bonds

2.60%	09/01/32	CNY	9,500,000	1,286,851

2.67%	05/25/33	CNY	9,600,000	1,301,977

3.27%	11/19/30	CNY	22,980,000	3,286,973

Total China

(Cost: $6,061,834)				5,875,801

Colombia — 3.5%

Colombia TES Series B

6.00%	04/28/28	COP	4,960,700,000	994,907

6.25%	07/09/36	COP	1,628,500,000	253,450

7.00%	06/30/32	COP	8,974,300,000	1,640,664

7.75%	09/18/30	COP	6,322,500,000	1,286,653

Total Colombia

(Cost: $4,567,430)				4,175,674

Czech Republic — 6.2%

Czech Republic Government Bonds

0.25%	02/10/27	CZK	19,350,000	727,934

0.95% (1)	05/15/30	CZK	19,490,000	671,165

1.00% (1)	06/26/26	CZK	24,560,000	965,294

1.25%	02/14/25	CZK	28,760,000	1,178,648

1.75%	06/23/32	CZK	25,090,000	864,755

2.00%	10/13/33	CZK	24,840,000	847,192

2.50% (1)	08/25/28	CZK	33,930,000	1,337,852

3.50%	05/30/35	CZK	10,820,000	417,976

5.00%	09/30/30	CZK	9,940,000	438,966

Total Czech Republic

(Cost: $7,804,755)				7,449,782

Hungary — 3.2%

Hungary Government Bonds

1.00%	11/26/25	HUF	30,340,000	73,310

Issues	Maturity Date		Principal Amount	Value

Hungary (Continued)

2.50%	10/24/24	HUF	396,830,000	$1,035,642

2.75%	12/22/26	HUF	183,000,000	435,339

3.00%	10/27/27	HUF	139,470,000	326,795

3.25%	10/22/31	HUF	217,910,000	460,291

4.75%	11/24/32	HUF	430,070,000	979,574

5.50%	06/24/25	HUF	196,930,000	523,350

Total Hungary

(Cost: $4,091,836)				3,834,301

Indonesia — 9.7%

Indonesia Treasury Bonds

6.13%	05/15/28	IDR	25,016,000,000	1,518,126

6.38%	04/15/32	IDR	22,066,000,000	1,330,489

7.00%	09/15/30	IDR	16,323,000,000	1,025,004

7.00%	02/15/33	IDR	41,354,000,000	2,594,225

7.50%	08/15/32	IDR	29,589,000,000	1,892,709

7.50%	06/15/35	IDR	5,097,000,000	328,088

8.38%	09/15/26	IDR	9,076,000,000	591,554

8.38%	03/15/34	IDR	7,341,000,000	500,953

9.00%	03/15/29	IDR	29,008,000,000	1,981,346

Total Indonesia

(Cost: $12,413,683)				11,762,494

Malaysia — 9.9%

Malaysia Government Bonds

3.58%	07/15/32	MYR	4,361,000	880,410

3.73%	06/15/28	MYR	11,291,000	2,354,521

3.76%	05/22/40	MYR	3,750,000	726,714

3.88%	03/14/25	MYR	9,126,000	1,926,727

3.89%	08/15/29	MYR	10,965,000	2,284,910

4.76%	04/07/37	MYR	8,127,000	1,794,812

4.89%	06/08/38	MYR	5,588,000	1,256,324

Malaysia Government Investment Issue

3.47%	10/15/30	MYR	3,583,000	723,669

Total Malaysia

(Cost: $12,654,980)				11,948,087

Mexico — 10.7%

Mexico Bonos

5.00%	03/06/25	MXN	12,762,600	654,593

5.75%	03/05/26	MXN	32,846,800	1,632,401

7.50%	05/26/33	MXN	92,058,700	4,260,003

7.75%	05/29/31	MXN	49,982,000	2,411,300

8.50%	05/31/29	MXN	19,495,000	1,003,947

8.50%	11/18/38	MXN	27,800,000	1,347,576

10.00%	12/05/24	MXN	30,017,700	1,641,637

Total Mexico

(Cost: $13,807,212)				12,951,457

See accompanying Notes to Financial Statements.

15

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date		Principal Amount	Value

Peru — 1.9%

Peru Government Bonds

5.40%	08/12/34	PEN	2,817,000	$616,084

6.15%	08/12/32	PEN	1,481,000	353,654

7.30% (1)	08/12/33	PEN	2,000,000	512,323

Peru Government International Bonds

6.90% (1)	08/12/37	PEN	3,176,000	771,455

Total Peru

(Cost: $2,360,699)				2,253,516

Poland — 7.5%

Republic of Poland Government Bonds

0.75%	04/25/25	PLN	4,317,000	961,836

1.25%	10/25/30	PLN	9,849,000	1,789,012

2.25%	10/25/24	PLN	6,929,000	1,599,895

2.50%	04/25/24	PLN	3,738,000	876,320

2.50%	07/25/27	PLN	3,942,000	853,362

2.75%	10/25/29	PLN	4,301,000	889,257

3.25%	07/25/25	PLN	3,650,000	838,911

6.00%	10/25/33	PLN	5,372,000	1,307,898

Total Poland

(Cost: $9,095,026)				9,116,491

Romania — 3.7%

Romania Government Bonds

3.25%	06/24/26	RON	3,100,000	612,019

4.15%	01/26/28	RON	7,230,000	1,404,109

4.75%	02/24/25	RON	2,275,000	475,978

6.70%	02/25/32	RON	9,490,000	1,975,480

Total Romania

(Cost: $4,625,773)				4,467,586

South Africa — 10.0%

Republic of South Africa Government Bonds

6.25%	03/31/36	ZAR	39,384,348	1,300,108

7.00%	02/28/31	ZAR	48,810,519	2,060,926

8.00%	01/31/30	ZAR	7,193,725	337,835

8.25%	03/31/32	ZAR	43,756,308	1,920,209

8.50%	01/31/37	ZAR	37,152,125	1,465,299

8.88%	02/28/35	ZAR	72,933,498	3,097,755

9.00%	01/31/40	ZAR	23,763,428	942,455

10.50%	12/21/26	ZAR	16,160,000	889,205

Total South Africa

(Cost: $14,791,511)				12,013,792

Supranational — 2.1%

International Bank for Reconstruction & Development

6.85%	04/24/28	INR	108,500,000	1,281,534

International Finance Corp.

6.30%	11/25/24	INR	108,500,000	1,290,525

Total Supranational

(Cost: $2,588,082)				2,572,059

Issues	Maturity Date		Principal Amount	Value

Thailand — 7.1%

Thailand Government Bonds

1.59%	12/17/35	THB	62,158,000	$1,422,985

1.60%	12/17/29	THB	51,440,000	1,322,013

2.00%	12/17/31	THB	105,704,000	2,694,250

2.88%	12/17/28	THB	63,122,000	1,756,721

3.30%	06/17/38	THB	12,905,000	346,655

3.35%	06/17/33	THB	28,130,000	791,698

3.78%	06/25/32	THB	9,857,000	286,272

Total Thailand

(Cost: $9,513,230)				8,620,594

Total Fixed Income Securities

(Cost: $122,009,797)				114,985,269

PURCHASED OPTIONS (2) (0.0%) (Cost: $134,108)				50,115

			Shares

MONEY MARKET INVESTMENTS — 2.8%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.30% (3)			3,341,844	3,341,844

Total Money Market Investments

(Cost: $3,341,844)				3,341,844

Total Investments (98.1%)

(Cost: $125,485,749)				118,377,228

Excess Of Other Assets Over Liabilities (1.9%)				2,311,546

Total Net Assets (100.0%)				$120,688,774

See accompanying Notes to Financial Statements.

16

TCW Emerging Markets Local Currency Income Fund

October 31, 2023

Purchased Options — OTC

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
USD Call / ZAR Put	Barclays Capital	ZAR 19.3	12/15/23	3,600,000	$3,600,000	$34,816	$92,161	$(57,345)
USD Call / ZAR Put	Bank of America	ZAR 19.3	12/15/23	1,582,000	1,582,000	15,299	41,946	(26,647)

						$50,115	$134,107	$(83,992)

Written Options — OTC

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
USD Call / ZAR Put	Bank of America	ZAR 20.8	12/15/23	(1,582,000)	$(1,582,000)	$(2,562)	$(13,676)	$11,114
USD Call / ZAR Put	Barclays Capital	ZAR 20.8	12/15/23	(3,600,000)	(3,600,000)	(5,832)	(31,680)	25,848

						$(8,394)	$(45,356)	$36,962

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (4)
Bank of America	CNH	30,511,701	12/12/23	$4,168,892	$4,167,619	$(1,273)
Bank of America	PLN	4,426,436	12/07/23	1,051,785	1,049,793	(1,992)
Barclays Capital	MYR	7,600,000	01/12/24	1,625,842	1,603,053	(22,789)
BNP Paribas S.A.	COP	2,351,462,140	11/15/23	568,070	566,724	(1,346)
BNP Paribas S.A.	NGN	178,734,500	11/02/23	223,000	197,442	(25,558)
BNP Paribas S.A.	NGN	386,545,000	11/13/23	485,000	425,968	(59,032)
BNP Paribas S.A.	NGN	399,734,744	11/15/23	499,668	440,309	(59,359)
Citibank N.A.	COP	3,926,904,900	11/15/23	958,600	946,420	(12,180)
Citibank N.A.	PLN	6,654,579	12/11/23	1,542,236	1,577,812	35,576
Goldman Sachs & Co.	PLN	6,394,991	12/07/23	1,518,641	1,516,664	(1,977)
JPMorgan Chase Bank	COP	7,511,034,749	11/15/23	1,829,524	1,810,227	(19,297)
JPMorgan Chase Bank	THB	120,871,363	01/12/24	3,342,681	3,384,722	42,041
JPMorgan Chase Bank	TRY	36,520,000	09/18/24	1,000,000	955,875	(44,125)
Morgan Stanley & Co.	COP	13,163,919,000	03/18/24	3,202,900	3,084,088	(118,812)
Morgan Stanley & Co.	TRY	8,173,307	12/11/23	284,100	280,033	(4,067)
Morgan Stanley & Co.	TRY	23,482,500	01/12/24	775,000	782,751	7,751
Morgan Stanley & Co.	TRY	23,342,580	09/18/24	640,400	610,969	(29,431)

				$23,716,339	$23,400,469	$(315,870)

SELL (5)
Barclays Capital	COP	4,593,655,000	11/15/23	$1,100,000	$1,107,112	$(7,112)
BNP Paribas S.A.	EUR	1,189,572	03/18/24	1,281,200	1,265,577	15,623
BNP Paribas S.A.	NGN	178,734,500	11/02/23	197,333	197,442	(109)
Citibank N.A.	PEN	5,990,837	03/18/24	1,601,400	1,554,824	46,576
Goldman Sachs & Co.	CNH	30,511,701	12/12/23	4,185,131	4,167,618	17,513
Goldman Sachs & Co.	MYR	6,815,976	01/12/24	1,463,913	1,437,682	26,231
JPMorgan Chase Bank	PLN	10,821,426	12/07/23	2,458,186	2,566,457	(108,271)
JPMorgan Chase Bank	PLN	6,654,579	12/11/23	1,511,511	1,577,812	(66,301)
Morgan Stanley & Co.	MYR	784,024	01/12/24	168,372	165,373	2,999

				$13,967,046	$14,039,897	$(72,851)

See accompanying Notes to Financial Statements.

17

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

BRL	Brazilian Real.
CLP	Chilean Peso.
CNH	Chinese Yuan Renminbi.
CNY	Chinese Yuan.
COP	Colombian Peso.
CZK	Czech Koruna.
EUR	Euro Currency.
HUF	Hungarian Forint.
IDR	Indonesian Rupiah.
MXN	Mexican Peso.
MYR	Malaysian Ringgit.
NGN	Nigeria Naira.
PEN	Peruvian Nuevo Sol.
PLN	Polish Zloty.
RON	Romanian New Leu.
THB	Thai Baht.
TRY	Turkish New Lira.
TWD	Taiwan Dollar.
ZAR	South African Rand.
(1)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2023, the value of these securities amounted to $6,321,113 or 5.2% of net assets.
(2)	See options table for description of purchased options.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2023.
(4)	Fund buys foreign currency, sells U.S. Dollar.
(5)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

18

TCW Emerging Markets Local Currency Income Fund

Investments by Sector	October 31, 2023

Sector	Percentage of Net Assets
Foreign Government Bonds	93.2%
Supranational	2.1
Money Market Investments	2.8
Purchased Options	0.0 *

Total	98.1%

*	Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

19

TCW Emerging Markets Local Currency Income Fund

Fair Valuation Summary	October 31, 2023

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the Fund’s investments:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Foreign Government Bonds	$—	$112,413,210	$—	$112,413,210
Supranational	—	2,572,059	—	2,572,059

Total Fixed Income Securities	—	114,985,269	—	114,985,269

Currency Options	—	50,115	—	50,115
Money Market Investments	3,341,844	—	—	3,341,844

Total Investments	3,341,844	115,035,384	—	118,377,228

Asset Derivatives
Forward Currency Exchange Contracts
Foreign Currency Risk	—	194,310	—	194,310

Total	$3,341,844	$115,229,694	$—	$118,571,538

Liability Derivatives
Written Options
Foreign Currency Risk	$—	$(8,394)	$—	$(8,394)
Forward Currency Exchange Contracts
Foreign Currency Risk	—	(583,031)	—	(583,031)

Total	$—	$(591,425)	$—	$(591,425)

See accompanying Notes to Financial Statements.

20

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2023

	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund
ASSETS
Investments, at Value (1)	$3,473,315,483	$118,377,228
Foreign Currency, at Value (2)	2,952	400,021
Receivable for Securities Sold	62,018,449	—
Receivable for Fund Shares Sold	4,068,843	126,042
Interest and Dividends Receivable	55,556,230	2,453,249
Receivable from Investment Advisor	148,225	28,440
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—	194,310
Cash Collateral Held for Brokers	—	630,000
Prepaid Expenses	73,044	28,287

Total Assets	3,595,183,226	122,237,577

LIABILITIES
Distributions Payable	16,240,623	612,757
Payable for Securities Purchased	29,101,861	—
Payable for Fund Shares Redeemed	6,136,644	77,558
Accrued Capital Gain Withholding Taxes	—	1,681
Accrued Directors’ Fees and Expenses	10,615	10,946
Deferred Accrued Directors’ Fees and Expenses	1,310	1,310
Accrued Management Fees	2,280,857	77,333
Accrued Distribution Fees	94,080	3,025
Options Written, at Value	—	8,394	(3)
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—	583,031
Transfer Agent Fees Payable	320,307	33,699
Administration Fee Payable	361,273	12,904
Audit Fees Payable	47,311	27,983
Accounting Fees Payable	425,972	14,457
Custodian Fees Payable	363,980	51,415
Legal Fees Payable	46,322	1,826
Other Accrued Expenses	315,540	30,484

Total Liabilities	55,746,695	1,548,803

NET ASSETS	$3,539,436,531	$120,688,774

NET ASSETS CONSIST OF:
Paid-in Capital	$6,204,732,194	$185,097,750
Accumulated Earnings (Loss)	(2,665,295,663)	(64,408,976)

NET ASSETS	$3,539,436,531	$120,688,774

See accompanying Notes to Financial Statements.

21

TCW Funds, Inc.

Statements of Assets and Liabilities (Continued)	October 31, 2023

	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund
NET ASSETS ATTRIBUTABLE TO:
I Class Share	$2,097,431,794	$106,740,088

N Class Share	$443,172,788	$13,948,686

Plan Class Share	$998,831,949	$—

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	359,369,158	15,188,631

N Class Share	58,826,034	1,989,767

Plan Class Share	171,287,894	—

NET ASSET VALUE PER SHARE: (5)
I Class Share	$5.84	$7.03

N Class Share	$7.53	$7.01

Plan Class Share	$5.83	$—

(1)	The identified cost for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund at October 31, 2023 was $3,729,586,141 and $125,485,749, respectively.
(2)	The identified cost for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund at October 31, 2023 was $2,884 and $407,484, respectively.
(3)	Premium received $45,356.
(4)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class, N Class and Plan Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

22

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2023

	TCW Emerging Markets Income Fund		TCW Emerging Markets Local Currency Income Fund
INVESTMENT INCOME
Income:
Dividends	$4,994,745		$190,550
Interest	290,348,543	(1)	9,417,558	(1)

Total	295,343,288		9,608,108

Expenses:
Management Fees	29,027,797		1,068,750
Accounting Services Fees	392,448		13,299
Administration Fees	309,182		10,277
Transfer Agent Fees:
I Class	1,236,870		74,830
N Class	442,442		38,694
Plan Class	128,421		—
Custodian Fees	332,368		33,973
Professional Fees	209,015		45,569
Directors’ Fees and Expenses	46,075		45,906
Registration Fees:
I Class	68,217		19,820
N Class	25,359		21,275
Plan Class	37,301		—
Distribution Fees:
N Class	1,108,487		83,443
Compliance Expense	6,241		6,241
Shareholder Reporting Expense	16,351		4,897
Other	385,738		32,574

Total	33,772,312		1,499,548

Less Expenses Borne by Investment Advisor:
I Class	(521,557)		(133,882)
N Class	(875,465)		(137,727)
Plan Class	(472,486)		—

Net Expenses	31,902,804		1,227,939

Net Investment Income	263,440,484		8,380,169

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(341,591,724	) (2)	(4,216,064	) (2)
Foreign Currency	233,282		(102,516)
Forward Currency Exchange Contracts	(9,993,171)		(985,559)
Futures Contracts	(875)		—
Options Written	907,681		37,154
Swap Agreements	(1,192,550)		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	420,273,438		14,651,701	(3)
Foreign Currency	47,237		50,759
Forward Currency Exchange Contracts	92,506		(444,068)
Options Written	(576,693)		36,962

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	68,199,131		9,028,369

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$331,639,615		$17,408,538

(1)	Net of foreign taxes withheld of $75,127 and $84,034 for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund, respectively.
(2)	Net of capital gain withholding taxes of $13,928 and $5,004 for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund, respectively.
(3)	Net of capital gain withholding taxes of $1,681 for the TCW Emerging Markets Local Currency Income Fund.

See accompanying Notes to Financial Statements.

23

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Income Fund		TCW Emerging Markets Local Currency Income Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
OPERATIONS
Net Investment Income	$263,440,484	$263,031,375	$8,380,169	$8,658,590
Net Realized Loss on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	(351,637,357)	(1,236,883,602)	(5,266,985)	(39,003,843)
Change in Unrealized Appreciation (Depreciation) on Investments, Options Written and Foreign Currency Transactions	419,836,488	(547,198,195)	14,295,354	(12,774,182)

Increase (Decrease) in Net Assets Resulting from Operations	331,639,615	(1,521,050,422)	17,408,538	(43,119,435)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(208,679,952)	(228,258,436)	(4,696,848)	(2,830,965)
Return of Capital	—	(22,694,796)	—	(3,893,084)

Total Distributions to Shareholders	(208,679,952)	(250,953,232)	(4,696,848)	(6,724,049)

NET CAPITAL SHARE TRANSACTIONS
I Class	(488,084,644)	(1,075,983,840)	(2,663,384)	(58,769,672)
N Class	43,962,199	(289,669)	(30,598,395)	10,286,694
Plan Class	(66,215,732)	(488,386,713)	—	—

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(510,338,177)	(1,564,660,222)	(33,261,779)	(48,482,978)

Decrease in Net Assets	(387,378,514)	(3,336,663,876)	(20,550,089)	(98,326,462)
NET ASSETS
Beginning of year	3,926,815,045	7,263,478,921	141,238,863	239,565,325

End of year	$3,539,436,531	$3,926,815,045	$120,688,774	$141,238,863

See accompanying Notes to Financial Statements.

24

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2023

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 16 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has its own investment objective and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Diversified Fixed Income Fund

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries. The Fund generally invests in at least four emerging market countries.
Non-Diversified Fixed Income Fund

TCW Emerging Markets Local Currency Income Fund	Seeks to provide high total return from current income and capital appreciation through investment in debt securities denominated in the local currencies of various emerging market countries; invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by non-financial companies, financial institutions and government entities in emerging market countries denominated in the local currencies of an issuer, and in derivative instruments that provide investment exposure to such securities.

All of the Funds currently offer two classes of shares: I Class and N Class, except for the TCW Emerging Markets Income Fund, which also offers Plan Class shares. The three classes of a Fund are substantially the same except that the Class N shares are subject to a distribution fee (see Note 7).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

25

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. Investments in open-end mutual funds including money market funds were valued based on the NAV per share as reported by the investment companies. All other securities for which over the-counter (“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Company’s Board of Directors (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.

The Advisor, as the valuation designee, uses a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zone differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model was utilized each trading day and was not dependent on certain thresholds or triggers.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

26

TCW Funds, Inc.

October 31, 2023

Note 2 — Significant Accounting Policies (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Credit default swaps.    Credit default swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Foreign currency contracts.    The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy.

27

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Options and Swaptions contracts.    Exchange-listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange-listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over-the-counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

U.S. and foreign government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. and foreign government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The summary of the inputs used as of October 31, 2023 in valuing the Funds’ investments is listed after the Schedule of Investments for each Fund.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

TCW EMERGING MARKETS INCOME FUND	FOREIGN GOVERNMENT BONDS	TOTAL
Balance as of October 31, 2022	$13,179,666	$13,179,666
Accrued Discounts (Premiums)	—	—
Realized Gain (Loss)	—	—
Change in Unrealized Appreciation (Depreciation)*	18,586,197	18,586,197
Purchases	—	—
Sales	—	—
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of October 31, 2023	$31,765,863	$31,765,863

*

The change in unrealized appreciation (depreciation) on securities still held at October 31, 2023 was $18,586,197 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

28

TCW Funds, Inc.

October 31, 2023

Note 2 — Significant Accounting Policies (Continued)

Significant unobservable valuation inputs for Level 3 investments as of October 31, 2023 are as follows:

Description	Fair Value at 10/31/2023	Valuation Techniques	Unobservable Input	Price or Price Range	Average Weighted Price	Input to Valuation If Input Increases
TCW Emerging Markets Income Fund
Sovereign	$31,765,863	Third-party Vendor	Vendor Prices	$17.500–$19.750	$18.679	Increase

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class- specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund declare and pay, or reinvest, dividends from net investment income monthly. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, derivative transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

29

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark -to -market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2023, the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories:

TCW Emerging Markets Income Fund

	Credit Risk	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Operations:
Net Realized Gain (Loss)
Forward Currency Exchange Contracts	$—	$—	$(9,993,171)	$—	$(9,993,171)
Investments (2)	—	—	(2,366,794)	(2,311,334)	(4,678,128)
Futures	—	—	—	875	875
Options Written	—	—	907,681	—	907,681
Swap Agreements	(1,192,550)	—	—	—	(1,192,550)

Net Realized Gain (Loss)	$(1,192,550)	$—	$(11,452,284)	$(2,310,459)	$(14,955,293)

Net Change in Appreciation (Depreciation)
Forward Currency Exchange Contracts	$—	$—	$92,506	$—	$92,506
Investments (3)	—	—	2,176,733	1,217,584	3,394,317
Options Written	—	—	(576,693)	—	(576,693)

Net Change in Appreciation (Depreciation)	$—	$—	$1,692,546	$1,217,584	$2,910,130

Number of Contracts or Notional Amounts (4)
Forward Currency Exchange Contracts	$—	$—	$131,999,579	$—	$131,999,579
Options Purchased	$—	$—	$204,626,667	8,750	$204,635,417
Options Written	$—	$—	$248,250,000	$—	$248,250,000
Swap Agreements	$91,500,000	$—	$—	$—	$91,500,000

TCW Emerging Markets Local Currency Income Fund

	Credit Risk	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Investments (1)	$—	$—	$50,115	$—	$50,115
Forward Currency Exchange Contracts	—	—	194,310	—	194,310

Total Value	$—	$—	$244,425	$—	$244,425

Liability Derivatives
Forward Currency Exchange Contracts	$—	$—	$(583,031)	$—	$(583,031)
Written Options	—	—	(8,394)	—	(8,394)

Total Value	$—	$—	$(591,425)	$—	$(591,425)

30

TCW Funds, Inc.

October 31, 2023

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Local Currency Income Fund (Continued)

	Credit Risk	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Operations:
Net Realized Gain (Loss)
Forward Currency Exchange Contracts	$—	$—	$(985,559)	$—	$(985,559)
Investments (2)	—	—	(266,213)	—	(266,213)
Options Written	—	—	37,154	—	37,154

Net Realized Gain (Loss)	$—	$—	$(1,214,618)	$—	$(1,214,618)

Net Change in Appreciation (Depreciation)
Forward Currency Exchange Contracts	$—	$—	$(444,068)	$—	$(444,068)
Investments (3)	—	—	(83,992)	—	(83,992)
Options Written	—	—	36,962	—	36,962

Net Change in Appreciation (Depreciation)	$—	$—	$(491,098)	$—	$(491,098)

Number of Contracts or Notional Amounts (4)
Forward Currency Exchange Contracts	$—	$—	$40,163,907	$—	$40,163,907
Options Purchased	$—	$—	$8,873,625	$—	$8,873,625
Options Written	$—	$—	$5,182,000	$—	$5,182,000

(1)	Represents purchased options, at value.
(2)	Represents realized gain (loss) for purchased options.
(3)	Represents change in unrealized appreciation (depreciation) for purchased options during the year.
(4)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2023.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

For OTC derivatives the Funds mitigate their counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative

31

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

Master Agreements and Netting Arrangements.    Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty.

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TCW Funds, Inc.

October 31, 2023

Note 2 — Significant Accounting Policies (Continued)

Credit-related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following table presents TCW Emerging Markets Local Currency Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of October 31, 2023:

Counterparty	Gross Derivative Assets in the Statetment of Assets and Liabilities	Collateral Received (1)	Derivative Assets (Liabilities) Available for Offset	Net Amount of Derivative Assets (2)
Bank of America Purchased Options	$15,299	$—	$—	$15,299
Barclays Capital Purchased Options	34,816	—	—	34,816
BNP Paribas S.A. Foreign Currency Exchange Contracts	15,623	—	(15,623)	—
Citibank N.A. Foreign Currency Exchange Contracts	82,152	—	(12,180)	69,972
Goldman Sachs & Co. Foreign Currency Exchange Contracts	43,744	—	(1,977)	41,767
JPMorgan Chase Bank Foreign Currency Exchange Contracts	42,041	—	(42,041)	—
Morgan Stanley & Co.. Foreign Currency Exchange Contracts	10,750	—	(10,750)	—

Total	$244,425	$—	$(82,571)	$161,854

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.

33

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The following table presents TCW Emerging Markets Local Currency Income Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of October 31, 2023

Counterparty	Gross Derivatives Liabilities in the Statement of Assets and Liabilities	Collateral Received (1)	Derivative (Assets) Liabilities Available for Offset	Net Amount of Derivative Liabilities (2)
Bank of America Foreign Currency Exchange Contracts	$3,265	$—	$—	$3,265
Bank of America Written Options	2,562	—	—	2,562
Barclays Capital Foreign Currency Exchange Contracts	29,901	—	—	29,901
Barclays Capital Written Options	5,832	—	—	5,832
BNP Paribas S.A. Foreign Currency Exchange Contracts	145,404	—	(15,623)	129,781
Citibank N.A. Foreign Currency Exchange Contracts	12,180	—	(12,180)	—
Goldman Sachs & Co. Foreign Currency Exchange Contracts	1,977	—	(1,977)	—
JPMorgan Chase Bank Foreign Currency Exchange Contracts	237,994	(195,953)	(42,041)	—
Morgan Stanley & Co.. Foreign Currency Exchange Contracts	152,310	(141,560)	(10,750)	—

Total	$591,425	$(337,513)	$(82,571)	$171,341

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.

Note 3 — Portfolio Investments

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

34

TCW Funds, Inc.

October 31, 2023

Note 3 — Portfolio Investments (Continued)

Repurchase Agreements:    The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits each Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2023.

Participation Notes:    The Funds may invest in participation notes of equity-linked instruments (collectively, participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by a Fund is not possible. Participation notes provide the economic benefit of common stock ownership to a Fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include possible failure of the counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock. None of the Funds held participation notes as of October 31, 2023.

Securities Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2023.

Derivatives:

Forward Currency Exchange Contracts:    The Funds enter into forward currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Forward currency exchange contracts are marked-to market daily and the change in market value is recorded by the Funds as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding forward currency exchange contracts at October 31, 2023 are disclosed in the Schedule of Investments.

35

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no futures contracts outstanding at October 31, 2023.

Options:    The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

36

TCW Funds, Inc.

October 31, 2023

Note 3 — Portfolio Investments (Continued)

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

During the year ended October 31, 2023, the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund entered into options to hedge the currency exposure of the Funds.

Swap Agreements:    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of

37

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2023, the TCW Emerging Markets Income Fund used credit default swaps to limit certain credit exposure within each Fund.

38

TCW Funds, Inc.

October 31, 2023

Note 4 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, and so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

LIBOR Risk:    The London Interbank Offered Rate (“LIBOR”) was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. In July 2017, the United Kingdom’s Financial Conduct Authority (FCA), which regulates LIBOR, announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financial Rate (SOFR) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by Treasury securities. There remains uncertainty surrounding the nature of any replacement rates. The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR, (ii) a reduction in the value of certain instruments or contracts held by a Fund, (iii) reduced effectiveness of related Fund transactions, such as hedging, (iv) additional tax, accounting and regulatory risks, or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategies, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will achieve their objective through the use of the derivatives.

39

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currencies have declined in value relative to the U.S. dollar.

Foreign and Developing/Emerging Markets Investing Risk:    The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest. The Funds are also subject to risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, and political changes or diplomatic developments, which can all negatively impact the securities markets and cause a Fund to lose value. As one current example, Russia’s recent military incursions in Ukraine have led to sanctions being levied against Russia by the United States, European Union and other countries, which has adversely affected European and global energy and financial markets and thus could affect the value of a Fund’s investments.

China Investing Risk:    The risks of investing in companies located or operating in China, including Hong Kong, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China; and China’s dependency on the economies of other Asian countries, many of which are developing countries. Health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy. Certain securities issued by companies located or operating in China are subject to trading restrictions, quota limitations, and clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, or as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

For more information on risks related to investing in the Funds, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 800-FUND-TCW (800-386-3829).

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

40

TCW Funds, Inc.

October 31, 2023

Note 5 — Federal Income Taxes (Continued)

At October 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Emerging Markets Income Fund	$1,802,569	$—	$1,802,569
TCW Emerging Markets Local Currency Income Fund	1,177,419	—	1,177,419

Permanent differences incurred during the year ended October 31, 2023, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the NAV per share:

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Emerging Markets Income Fund	$(52,963,536)	$52,963,536	$—
TCW Emerging Markets Local Currency Income Fund	(2,535,638)	2,827,714	(292,076)

During the year ended October 31, 2023, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital Gain	Total Distributions
TCW Emerging Markets Income Fund	$208,679,952	$—	$—	$208,679,952
TCW Emerging Markets Local Currency Income Fund	4,696,848	—	—	4,696,848

During the previous fiscal year ended October 31, 2022, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital Gain	Total Distributions
TCW Emerging Markets Income Fund	$228,258,436	$—	$22,694,796	$250,953,232
TCW Emerging Markets Local Currency Income Fund	2,830,965	—	3,893,084	6,724,049

At October 31, 2023, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows :

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Emerging Markets Income Fund	$9,728,055	$(285,678,284)	$(275,950,229)	$3,749,265,712
TCW Emerging Markets Local Currency Income Fund	1,068,591	(11,001,834)	(9,933,243)	128,310,471

At October 31, 2023, following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes:

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Emerging Markets Income Fund	$1,404,547,010	$970,359,821	$2,374,906,831
TCW Emerging Markets Local Currency Income Fund	32,156,015	22,653,190	54,809,205

41

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

The Funds did not have any unrecognized tax benefits at October 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2023. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Emerging Markets Income Fund
I Class	0.85	% (1)
N Class	0.95	% (1)
Plan Class	0.77	% (1)
TCW Emerging Markets Local Currency Income Fund
I Class	0.85	% (1)
N Class	0.90	% (1)

(1)	These limitations are based on an agreement between the Advisor and Company.

Any advisory fee reduced or withheld, or expense reimbursement paid, pursuant to the Expense Limitation Agreement will be reimbursed by the appropriate Fund to the Advisor in the first, second or third fiscal year after the fiscal year of the reduction or reimbursement. The Advisor may not receive reimbursement for previous reductions or reimbursements before payment of a Fund’s operating expenses for the current year, and cannot cause a Fund to exceed the expense limitation in effect for that Fund (i) at the time the fees and expenses would have been incurred or (ii) at the time the Advisor would recoup that reduction or reimbursement. In addition, any recoupment may not exceed any more restrictive limitation to which the Advisor has agreed.

At October 31, 2023, the balance of recoupable expenses with expiration dates for the Funds were as follows:

Fund	Expires 10/31/2026
TCW Emerging Markets Income Fund	$1,030,033
TCW Emerging Markets Local Currency Income Fund	225,798

Total	1,255,831

Directors’ Fees:     Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statements of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

42

TCW Funds, Inc.

October 31, 2023

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2023 were as follows:

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Emerging Markets Income Fund	$5,687,353,958	$6,103,963,860	$—	$—
TCW Emerging Markets Local Currency Income Fund	167,864,057	200,097,555	—	—

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Emerging Markets Income Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	155,379,245	$946,777,138	216,629,505	$1,474,180,966
Shares Issued upon Reinvestment of Dividends	16,484,865	99,967,408	19,244,065	132,388,695
Shares Redeemed	(253,454,288)	(1,534,829,190)	(394,714,567)	(2,682,553,501)

Net Decrease	(81,590,178)	$(488,084,644)	(158,840,997)	$(1,075,983,840)

N Class	Shares	Amount	Shares	Amount
Shares Sold	15,090,614	$119,272,021	21,222,788	$186,846,363
Shares Issued upon Reinvestment of Dividends	2,938,551	23,013,683	2,509,111	22,043,204
Shares Redeemed	(12,491,675)	(98,323,505)	(24,289,272)	(209,179,236)

Net Increase (Decrease)	5,537,490	$43,962,199	(557,373)	$(289,669)

Plan Class	Shares	Amount	Shares	Amount
Shares Sold	38,757,199	$235,169,525	51,708,975	$353,620,135
Shares Issued upon Reinvestment of Dividends	5,624,869	34,094,725	4,639,507	31,452,790
Shares Redeemed	(55,895,176)	(335,479,982)	(127,362,071)	(873,459,638)

Net Decrease	(11,513,108)	$(66,215,732)	(71,013,589)	$(488,386,713)

TCW Emerging Markets Local Currency Income Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
I Class	Shares	Amount	Shares	Amount
Shares Sold	3,211,839	$23,179,638	4,953,513	$38,450,053
Shares Issued upon Reinvestment of Dividends	471,364	3,408,057	709,095	5,526,890
Shares Redeemed	(4,123,910)	(29,251,079)	(13,661,596)	(102,746,615)

Net Decrease	(440,707)	$(2,663,384)	(7,998,988)	$(58,769,672)

N Class	Shares	Amount	Shares	Amount
Shares Sold	749,949	$5,375,271	5,205,699	$37,181,265
Shares Issued upon Reinvestment of Dividends	132,939	952,940	175,441	1,344,419
Shares Redeemed	(5,020,848)	(36,926,606)	(3,936,505)	(28,238,990)

Net Decrease	(4,137,960)	$(30,598,395)	1,444,635	$10,286,694

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities

43

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 10 — Restricted Securities (Continued)

to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities held by the Funds at October 31, 2023.

Note 11 — Committed Line of Credit

The Funds have entered into a $100,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes, renewable annually. The interest rate on borrowing is the higher of the Federal Funds Effective Rate plus 0.10% plus 1.25% or the Overnight Bank Funding Rate plus 0.10% plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2023. The Funds pay the Bank a commitment fee equal to 0.25% per annum on any unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 12 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 13 — New Accounting Pronouncements

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848).” ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds’ financial statements.

44

TCW Funds, Inc.

October 31, 2023

Note 13 — New Accounting Pronouncements (Continued)

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. We are currently evaluating the impact of the adoption of ASU 2022-03 on our consolidated financial statements.

45

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$5.67	$7.87	$7.93	$8.33	$7.77

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.41	0.33	0.35	0.39	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.09	(2.22)	(0.02)	(0.46)	0.54

Total from Investment Operations	0.50	(1.89)	0.33	(0.07)	1.00

Less Distributions:
Distributions from Net Investment Income	(0.33)	(0.28)	(0.37)	(0.33)	(0.44)
Distributions from Return of Capital	—	(0.03)	(0.02)	—	—

Total Distributions	(0.33)	(0.31)	(0.39)	(0.33)	(0.44)

Net Asset Value per Share, End of year	$5.84	$5.67	$7.87	$7.93	$8.33

Total Return	8.72%	(24.47%)	4.04%	(0.69%)	13.13%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$2,097,432	$2,500,689	$4,720,489	$5,877,348	$5,668,552

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.85%	0.90%	0.85%	0.85%	0.84%

After Expense Reimbursement	0.82%	0.85%	N/A	N/A	N/A

Ratio of Net Investment Income to Average Net Assets	6.80%	4.79%	4.23%	4.95%	5.62%

Portfolio Turnover Rate	152.31%	119.10%	150.31%	135.46%	136.47%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

46

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$7.32	$10.16	$10.23	$10.72	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.53	0.41	0.44	0.49	0.57
Net Realized and Unrealized Gain (Loss) on Investments	0.10	(2.86)	(0.03)	(0.57)	0.69

Total from Investment Operations	0.63	(2.45)	0.41	(0.08)	1.26

Less Distributions:
Distributions from Net Investment Income	(0.42)	(0.36)	(0.46)	(0.41)	(0.54)
Distributions from Return of Capital	—	(0.03)	(0.02)	—	—

Total Distributions	(0.42)	(0.39)	(0.48)	(0.41)	(0.54)

Net Asset Value per Share, End of year	$7.53	$7.32	$10.16	$10.23	$10.72

Total Return	8.48%	(24.57%)	3.97%	(0.69%)	12.85%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$443,173	$390,155	$546,887	$261,520	$320,492

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.15%	1.17%	1.13%	1.14%	1.14%

After Expense Reimbursement	0.95%	0.95%	0.95%	0.98%	1.05%

Ratio of Net Investment Income to Average Net Assets	6.70%	4.72%	4.20%	4.82%	5.41%

Portfolio Turnover Rate	152.31%	119.10%	150.31%	135.46%	136.47%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

47

TCW Emerging Markets Income Fund

Financial Highlights — Plan Class

	Year Ended October 31,			March 2, 2020 (Commencement of Operations) through October 31, 2020
	2023	2022	2021
Net Asset Value per Share, Beginning of year	$5.67	$7.86	$7.93	$8.34

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.42	0.33	0.36	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.07	(2.20)	(0.04)	(0.48)

Total from Investment Operations	0.49	(1.87)	0.32	(0.22)

Less Distributions:
Distributions from Net Investment Income	(0.33)	(0.29)	(0.37)	(0.19)
Return of capital	—	(0.03)	(0.02)	—

Total distributions	(0.33)	(0.32)	(0.39)	(0.19)

Net Asset Value per Share, End of year	$5.83	$5.67	$7.86	$7.93

Total Return	8.63%	(24.41%)	4.12%	(2.59	%) (2)

Ratios/Supplemental Data:

Net assets, end of year (in thousands)	$998,832	$1,035,971	$1,996,103	$489,106

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.82%	0.81%	0.80%	0.79	% (3)

After Expense Reimbursement	0.77%	0.77%	0.77%	0.77	% (3)

Ratio of Net Investment Income to Average Net Assets	6.87%	4.86%	4.43%	4.96	% (3)

Portfolio Turnover Rate	152.31%	119.10%	150.31%	135.46	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period March 2, 2020 (Commencement of Operations) through October 31, 2020.
(3)	Annualized.

See accompanying Notes to Financial Statements.

48

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$6.50	$8.47	$8.57	$9.17	$8.14

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.43	0.35	0.37	0.42	0.58
Net Realized and Unrealized Gain (Loss) on Investments	0.35	(2.06)	(0.25)	(0.89)	0.57

Total from Investment Operations	0.78	(1.71)	0.12	(0.47)	1.15

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.10)	(0.22)	(0.09)	(0.12)
Distributions from Return of Capital	—	(0.16)	—	(0.04)	—

Total Distributions	(0.25)	(0.26)	(0.22)	(0.13)	(0.12)

Net Asset Value per Share, End of year	$7.03	$6.50	$8.47	$8.57	$9.17

Total Return	11.92%	(20.57%)	1.34%	(5.26%)	14.26%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$106,740	$101,530	$200,019	$192,679	$220,968

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.97%	1.02%	0.96%	0.97%	1.03%

After Expense Reimbursement	0.85%	0.85%	0.85%	0.85%	0.88%

Ratio of Net Investment Income to Average Net Assets	5.90%	4.65%	4.14%	4.90%	6.66%

Portfolio Turnover Rate	123.91%	122.49%	117.18%	135.99%	127.74%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

49

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$6.48	$8.44	$8.55	$9.15	$8.13

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.42	0.34	0.36	0.42	0.57
Net Realized and Unrealized Gain (Loss) on Investments	0.35	(2.04)	(0.25)	(0.89)	0.57

Total from Investment Operations	0.77	(1.70)	0.11	(0.47)	1.14

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.10)	(0.22)	(0.09)	(0.12)
Distributions from Return of Capital	—	(0.16)	—	(0.04)	—

Total Distributions	(0.24)	(0.26)	(0.22)	(0.13)	(0.12)

Net Asset Value per Share, End of year	$7.01	$6.48	$8.44	$8.55	$9.15

Total Return	11.89%	(20.66%)	1.30%	(5.28%)	14.14%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$13,949	$39,709	$39,546	$25,329	$28,011

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.31%	1.38%	1.32%	1.35%	1.40%

After Expense Reimbursement	0.90%	0.90%	0.90%	0.90%	0.92%

Ratio of Net Investment Income to Average Net Assets	5.83%	4.64%	4.05%	4.84%	6.63%

Portfolio Turnover Rate	123.91%	122.49%	117.18%	135.99%	127.74%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

50

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Emerging Markets Income Fund and TCW Emerging Markets Local Currency Income Fund (collectively, the “TCW International Funds”) (two of sixteen funds comprising TCW Funds, Inc.), including the schedules of investments, as of October 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the TCW International Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective TCW International Funds as of October 31, 2023, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the TCW International Funds, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW International Funds’ management. Our responsibility is to express an opinion on the TCW International Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the TCW International Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW International Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW International Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 20, 2023

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

51

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023 (184 days).

Actual Expenses:     The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:     The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2023 to October 31, 2023)
TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$982.40	0.80%	$4.00
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80%	4.08

N Class Shares
Actual	$1,000.00	$980.50	0.95%	$4.74
Hypothetical (5% return before expenses)	1,000.00	1,020.42	0.95%	4.84

Plan Class Shares
Actual	$1,000.00	$981.20	0.77%	$3.85
Hypothetical (5% return before expenses)	1,000.00	1,021.30	0.77%	3.92

TCW Emerging Markets Local Currency Income Fund
I Class Shares	$1,000.00	$969.60	0.85%	$4.22
Actual	1,000.00	1,020.92	0.85%	4.33
Hypothetical (5% return before expenses)

N Class Shares	$1,000.00	$969.20	0.90%	$4.47
Actual	1,000.00	1,020.67	0.90%	4.58
Hypothetical (5% return before expenses)

52

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc. TCW Strategic Income Fund, Inc. Metropolitan West Funds Sepulveda Management LLC	TCW Direct Lending LLC TCW Direct Lending VII LLC TCW Direct Lending VIII LLC TCW Star Direct Lending LLC

Effective February 2023

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, and TCW Star Direct Lending LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

◾

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

◾

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

◾

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

53

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

◾

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, and TCW Star Direct Lending LLC.

◾	Are not guaranteed by a bank;
◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries;
◾	Are not insured by the Federal Deposit Insurance Corporation; and
◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC. TCW FUNDS, INC. TCW STRATEGIC INCOME FUND, INC. METROPOLITAN WEST FUNDS SEPULVEDA MANAGEMENT LLC	TCW DIRECT LENDING LLC TCW DIRECT LENDING VII LLC TCW DIRECT LENDING VIII LLC TCW STAR DIRECT LENDING LLC

Attention: Privacy Officer | 515 South Flower Street | Los Angeles, CA 90071 | email: privacy@tcw.com

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TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited)

Renewal of Investment Advisory and Management Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

At an in-person meeting on September 11, 2023, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2024 through February 5, 2025. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by videoconference in a working session on August 30, 2023 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 11, 2023 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1.    Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

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TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2.    Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the advance planning and transition arrangements put in place with respect to the changes in key portfolio management and other personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that have been experienced over the past several years. The Board and the Independent Directors considered the Advisor’s continued commitment and ability to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, including recruiting and hiring a highly qualified President and Chief Executive Officer to replace the outgoing head of The TCW Group, Inc., the parent company of the Advisor (“TCW”), continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements, including business continuity and cyber security, as well as budgeting for certain future initiatives. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by TCW. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

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TCW Funds, Inc.

3.    Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2023. The Board and the Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that the investment performance of the majority of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance, including the investment climate and prevailing market conditions during relevant periods as well as the Advisor’s discipline in maintaining a consistent investment style. The Board considered in particular the Advisor’s explanations for the performance of the eight Funds that ranked in the fourth or fifth quintile of their peer groups for the prior three-year period. The Board indicated that it would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns. The Board also considered the Advisor’s assessment of the Funds’ performance during the recent period of significant market volatility and rising interest rates.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor and positioning of the Funds’ portfolios in light of those expectations. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds than shorter term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, certain of which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund and Core Fixed Income Fund, which have greater exposure to mortgage-backed securities). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten-and five-year periods, fifth quintile for the three-year

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TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

period and fourth quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s explanation that underperformance was driven by the Fund’s higher duration and greater exposure to mortgage-backed securities than its peers, which the Advisor believes may position the Fund for outperformance going forward.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period, second quintile for the five-year period and fourth quintile for the three- and one-year periods. The Board and the Independent Directors considered the Advisor’s explanation that underperformance was driven by the Fund’s higher duration and greater exposure to mortgage-backed securities than its peers, which the Advisor believes may position the Fund for outperformance going forward. The Board and the Independent Directors also considered that despite its underperformance relative to its peers for the three-year period, the Fund outperformed its benchmark index for that period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten- and five-year periods, fourth quintile for the three-year period and second quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s explanation that underperformance for the three-year period was driven by the Fund’s focus on higher-quality bonds than its peers, and further considered the Fund’s outperformance over the other periods reviewed.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-, three- and one-year periods and the second quintile for the five-year period.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-, three- and one-year periods and third quintile for the five-year period. The Board and the Independent Directors considered the Advisor’s explanation that underperformance for the three-year period was driven by the Fund’s higher duration as compared to many of its peers, and further considered that the Fund outperformed its benchmark index for the same period.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-year period, third quintile for the five-year period and second quintile for the three- and one-year periods.

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of certain of the Funds for most of the various periods reviewed ranked in the first, second or third quintiles, while other Funds ranked in the fourth quintile over various periods.

The Select Equities Fund ranked in the third quintile for the ten-, five- and one-year periods and fourth quintile for the three-year period. The Board and the Independent Directors considered the Advisor’s explanation that underperformance for the three-year period was driven in part the Fund’s more modest positions in companies that were key contributors to the competitor funds’ returns. The Board and the Independent Directors also considered the Fund’s stronger performance over the other periods reviewed.

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TCW Funds, Inc.

The Relative Value Dividend Appreciation Fund ranked in the third quintile for the ten- and five-year periods and the first quintile for the three- and one-year periods. The Relative Value Large Cap Fund ranked in the third quintile for the ten- and five-year periods and the first quintile for the three- and one-year periods. The Relative Value Mid Cap Fund ranked in the fourth quintile for the ten- and five-year periods, the second quintile for the three-year period and the first quintile for the one-year period.

The New America Premier Equities Fund ranked in the first quintile for the five-, three- and one-year periods.

The Global Real Estate Fund ranked in the first quintile for the five-, three- and one-year periods.

The Artificial Intelligence Equity Fund ranked in the fourth quintile for the five-year period, third quintile for the three-year period and second quintile for the one-year period.

For the asset allocation Fund, the Board and the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-, five-, and three- and one-year periods.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the fourth or fifth quintiles over many of the various time periods reviewed. The Emerging Markets Income Fund ranked in the third quintile for the ten-year period, fourth quintile for the five- and three-year periods and fifth quintile for the one-year period. The Emerging Markets Local Currency Income Fund ranked in the fourth quintile for the ten-, five- and one-year periods and fifth quintile for the three-year period. The Emerging Markets Multi-Asset Opportunities Fund ranked in the fifth quintile for the five- and one-year periods and the fourth quintile for the three-year period. The Developing Markets Equity Fund ranked in the fifth quintile for the five-, three- and one-year periods. The Board and the Independent Directors considered the Advisor’s discussion of performance, including that the challenging international and emerging market conditions in recent years, including conditions in Russia and China, weighed on performance for the Funds in line with other funds in the universe. The Board and the Independent Directors further considered that the Advisor had recommended, and the Board had approved, the liquidation of the Emerging Markets Multi-Asset Opportunities Fund and the Developing Markets Equity Fund.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4.    Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds

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TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

on a current basis. The Board and the Independent Directors also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or near the median of the peer group funds. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5.    The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance, risk management and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial

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TCW Funds, Inc.

pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and current subsidies of the operating expenses of newer and smaller Funds and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors considered the risk borne by the Advisor that the Funds’ net assets and thus the Advisor’s fees might decline in the event of redemptions and that smaller Funds might not grow to become profitable. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6.    Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7.    Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

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TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

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TCW Funds, Inc.

Tax Information Notice (Unaudited)

The following Funds paid foreign taxes during the year ended October 31, 2023 that are available as income tax credits:

Fund	Foreign Tax Credit
TCW Emerging Markets Income Fund	$89,055
TCW Emerging Markets Local Currency Income Fund	$89,038

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2024, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2023 Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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TCW Funds, Inc.

Directors and Officers of the Company

A board of six directors is responsible for overseeing the operations of the Company, which consists of 16 Funds at October 31, 2023. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017), University of Southern California.	Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).

Pacific Oak Strategic

Opportunity REIT (real estate

investments); Keppel Pacific

Oak U.S. REIT (real estate

investments); Pacific Oak

Residential Trust (real estate

investments); Metropolitan

West Funds (mutual fund);

TCW DL VII Financing LLC

(private fund); TCW Strategic

Income Fund, Inc. (closed-end

fund).

Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).

Norton Simon Museum (art

museum); Stanford University

(university); Causeway Capital

Management Trust (mutual

fund); Causeway ETML Trust

(mutual fund); The Rose Hills

Foundation (charitable

foundation); TCW Strategic

Income Fund, Inc. (closed-end

fund).

Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.

Director of Fixed Income

(since February 2022), Forest Road Securities (broker dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital

Management (asset

management company);

Employee (2003 – January

2022), Cowen Prime Services (broker dealer).

Metropolitan West Funds

(mutual fund); TCW Strategic

Income Fund, Inc. (closed-end

fund); TCW Direct Lending VII,

LLC (business development

company); TCW Direct

Lending VIII, LLC (business

development company); TCW Star Direct Lending, LLC (business development company); TCW ETF Trust (exchange-traded fund).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors of TCW Funds, Inc., 300 South Grand Avenue, Los Angeles, CA 90071.

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TCW Funds, Inc.

Interested Director

This Director is an “interested person” of the Company as defined in the 1940 Act because he is a director and officer of the Advisor, and shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., the Advisor, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC.	N/A

The officers of the Company who are not directors of the Company are:

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Kathryn Koch (1980) President and Chief Executive Officer	Ms. Koch has served as President and Chief Executive Officer of TCW Funds, Inc. since February 2023.	President and Chief Executive Officer (since February 2023), The TCW Group, Inc., TCW LLC, the Advisor, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and TCW Strategic Income Fund, Inc.; President and Principal Executive Officer (since February 2023), Metropolitan West Funds; Chief Investment Officer of Public Equity (2004 – January 2023), Goldman Sachs.
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC.
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), the Advisor, The TCW Group, Inc., TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC. Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc., Vice President and Secretary (since February 2013), Metropolitan West Funds.

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TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Gladys Xiques (1973) Chief Compliance Officer and AML Officer	Ms. Xiques has served as Chief Compliance Officer and AML Officer of TCW Funds, Inc. since January 2021.	Chief Compliance Officer and AML Officer (since January 2021), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, the Advisor, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 – December 2020), TCW LLC, the Advisor, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC.
Richard M. Villa (1964) Treasurer Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.	Executive Vice President, Chief Financial Officer and Assistant Secretary (since July 2008), the Advisor, The TCW Group, Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, and (since January 2016), TCW LLC; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc. and (since February 2021), Metropolitan West Funds.

(1)	The address of the Interested Director and each officer is c/o the TCW Group, Inc., 515 South Flower Street, Los Angeles, CA 90071.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

In addition, Eric Chan, Managing Director of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Company and TCW Strategic Income Fund, Inc. (since 2009) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Peter Davidson, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, and the Advisor (since July 2022), is Vice President and Assistant Secretary of the Company, TCW Strategic Income Fund, Inc. and Metropolitan West Funds (since September 2022).

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

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TCW Funds, Inc.

515 South Flower Street

Los Angeles, California 90071

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

515 South Flower Street

Los Angeles, California 90071

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Congress Street, Suite 1

Boston, Massachusetts 02114-2016

DISTRIBUTOR

TCW Funds Distributors LLC

515 South Flower Street

Los Angeles, California 90071

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

Kathryn Koch

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Gladys Xiques

Chief Compliance Officer and Anti-Money Laundering Officer

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

Peter Davidson

Vice President and Assistant Secretary

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

FUNDarEQ1022

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)

The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has two members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a)	Audit Fees

For the fiscal years ended October 31, 2023 and October 31, 2022, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2023	2022
$522,274	$557,289

(b)	Audit-Related Fees

For the fiscal years October 31, 2023 and October 31, 2022, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2023	2022
$0	$0

(c)	Tax Fees

For the fiscal years ended October 31, 2023 and October 31, 2022, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2023	2022
$103,506	$112,762

(d)	All Other Fees

For the fiscal years ended October 31, 2023 and October 31, 2022, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2023	2022
$9,450	$17,798

Fees were for Passive Foreign Investment Company analysis.

(e)(1)

The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For the fiscal years ended October 31, 2023 and October 31, 2022, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant were:

2023	2022
$112,956	$130,560

For the twelve month periods ended October 31, 2023 and October 31, 2022, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $554,743 and $652,316, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded, as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of such date, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)
/s/ Megan McClellan
Megan McClellan
President and Principal Executive Officer

Date	January 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Megan McClellan
Megan McClellan
President and Principal Executive Officer

Date	January 4, 2024

By (Signature and Title)
/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	January 4, 2024